                                                               DECEMBER 31, 2001

ADVANTUS(TM) SERIES FUND, INC.

EQUITIES

MICRO-CAP GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL STOCK PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
INDEX 400 MID-CAP PORTFOLIO
GROWTH PORTFOLIO
INDEX 500 PORTFOLIO
VALUE STOCK PORTFOLIO
MACRO-CAP VALUE PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME/HYBRID                             [GRAPHIC]

ASSET ALLOCATION PORTFOLIO
GLOBAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET

MONEY MARKET PORTFOLIO

                                ANNUAL REPORT
                                ADVANTUS SERIES FUND, INC.

                                OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE

VARIABLE LIFE INSURANCE*

VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON

VARIABLE ANNUITIES*

MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FUND D - FLEXANNUITY PLUS
FUND D - INVESTANNUITY PLUS
FUND D - INDIVIDUAL ACCUMULATION ANNUITY
FUND D - GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*

VARIABLE GROUP UNIVERSAL LIFE

*     SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.

MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                        Page No.

HOW TO USE THIS REPORT                                                         1
PORTFOLIO TOTAL RETURN                                                         2
PRESIDENT'S LETTER                                                             3
PORTFOLIO MANAGER REVIEWS
     Growth Portfolio                                                          4
     Bond Portfolio                                                            6
     Money Market Portfolio                                                    8
     Asset Allocation Portfolio                                               10
     Mortgage Securities Portfolio                                            12
     Index 500 Portfolio                                                      14
     Capital Appreciation Portfolio                                           16
     International Stock Portfolio                                            18
     Small Company Growth Portfolio                                           20
     Maturing Government Bond 2002 Portfolio                                  22
     Maturing Government Bond 2006 Portfolio                                  22
     Maturing Government Bond 2010 Portfolio                                  22
     Value Stock Portfolio                                                    26
     Small Company Value Portfolio                                            28
     Global Bond Portfolio                                                    30
     Index 400 Mid-Cap Portfolio                                              32
     Macro-Cap Value Portfolio                                                34
     Micro-Cap Growth Portfolio                                               36
     Real Estate Securities Portfolio                                         38
INDEPENDENT AUDITORS' REPORT                                                  40
INVESTMENTS IN SECURITIES
     Growth Portfolio                                                         41
     Bond Portfolio                                                           45
     Money Market Portfolio                                                   51
     Asset Allocation Portfolio                                               53
     Mortgage Securities Portfolio                                            62
     Index 500 Portfolio                                                      67
     Capital Appreciation Portfolio                                           78
     International Stock Portfolio                                            80
     Small Company Growth Portfolio                                           83
     Maturing Government Bond 2002 Portfolio                                  86
     Maturing Government Bond 2006 Portfolio                                  87
     Maturing Government Bond 2010 Portfolio                                  88
     Value Stock Portfolio                                                    89
     Small Company Value Portfolio                                            93
     Global Bond Portfolio                                                    98
     Index 400 Mid-Cap Portfolio                                             103
     Macro-Cap Value Portfolio                                               111
     Micro-Cap Growth Portfolio                                              115
     Real Estate Securities Portfolio                                        118
FINANCIAL STATEMENTS
     Statements of Assets and Liabilities                                    120
     Statements of Operations                                                124
     Statements of Changes in Net Assets                                     128
     Notes to Financial Statements                                           136
DIRECTORS AND EXECUTIVE OFFICERS                                             167

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 41.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

                          YEAR ENDED DECEMBER 31, 2001

[CHART]

                               PERCENTAGE OF RETURN
Growth                                -24.8%
Bond                                    7.9%
Money Market                            3.8%
Asset Allocation                      -14.4%
Mortgage Securities                     9.0%
Index 500                             -12.3%
Capital Appreciation                  -24.6%
International Stock                   -11.2%
Small Company Growth                  -14.7%
MGB 2002                                7.6%
MGB 2006                                8.1%
MGB 2010                                5.0%
Value Stock                           -10.5%
Small Company Value                    15.6%
Global Bond                            -1.5%
Index 400 Mid-Cap                      -1.1%
Macro-Cap Value                        -7.7%
Micro-Cap Growth                      -11.3%
Real Estate Securities                 10.0%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President

                                                                         [PHOTO]

Dear Shareholder:

The devastating terrorist attacks on America on September 11 and the aftermath will continue to impact global economies and markets for some time. The major long-term effect of the September attacks and the continuing uncertainty of potential future attacks are decisive moves back to more governmental intervention in the economy. The fallout will result in slower economic growth over the next several years as resources are redirected from the private to the public sector. Government spending will increase at the expense of both the consumer and business.

In the fourth quarter 2001, the stock market, although still volatile, made significant gains. Throughout the year, budget-conscious businesses put off spending--especially in technology--to help improve their bottom line. The events on September 11 had a profound short-term impact on the equity markets. The relatively short physical recovery period speaks volumes to the strength and tenacity of the people associated with the various stock exchanges and equity markets

In the fixed income market, credit spreads (the price of non-government credit risk) gyrated sharply throughout the course of the year as economic variables changed. Despite all the turbulence however, investment grade fixed income turned in a favorable performance and again confirmed the positive attributes of fixed income in any portfolio structure.

We believe economic recovery is at hand, and the U.S. will lead the global economy out of recession. The economic environment was sluggish before the events of September 11, and the aftermath of the attacks resulted in an even sharper decline in overall activity. We feel that the unprecedented stimulus of both Federal Reserve policy and federal fiscal policy will rekindle growth throughout 2002. Our forecast for economic growth in 2002 is currently 1.8 percent overall; however, we expect to end the year with an annualized rate in excess of three percent.

As the economy gathers momentum in the second half of the year we expect upward pressure on interest rates, particularly the short maturities, as the Federal Reserve shifts to a neutral bias and then later towards a more restrictive posture. Inflation is also expected to rise gradually, but we believe it will remain moderate due to the excess of labor and manufacturing capacity available. We expect that the economy will work out of the recession and growth will be evident by mid-year. We believe the worst is over. By the third quarter, 2002, the vast amount of stimuli pumped into the economy by the Fed actions taken in 2001 will begin to revive economic activity.

What does Advantus think this means for investors? The second half of 2002 will be an outstanding environment for stocks. The result of the aggressive fiscal and monetary policy actions taken in 2001, will have legs. Capital spending, which was out of vogue in 2001, will be back, helping many sectors, including technology. Finally, we feel that the low interest rate environment that benefited the bond market in 2001 will stimulate the economy throughout 2002.

We strongly believe that long-term investors are rewarded for their discipline and patience. Congratulate yourself for making it through 2001, a year that I feel was one of the most difficult investment environments in my 30 years of investment experience.

Sincerely,


/s/ William N. Westhoff

William N. Westhoff
President, Advantus Series Fund

Growth Portfolio

PERFORMANCE

The Growth Portfolio posted a return of -24.80 percent* for the year ended December 31, 2001. The Portfolio's benchmark, the Russell 1000 Growth Index**, posted a return of -20.42 percent for the same period.

PERFORMANCE ANALYSIS

Growth stocks were led lower by the severe slow down in technology and telecommunications as these sectors fell 25-40 percent over the past year. These sectors were coming off several years of very strong sales and earnings growth, with stock valuation levels that incorporated expectations of several more years of growth. As their growth slowed and began to decline, the stocks lost both their earnings and their high valuations as the market came to realize that these stocks are indeed cyclical in nature and deserved a lower valuation. The Portfolio had on average about 33 percent of its assets in the technology and telecommunications sectors over the past year, a large weight but below the 38 percent our Russell 1000 Growth Index benchmark holds in those two sectors.

The slowing economy and the slowing corporate earnings growth rate had a leveraged impact on the faster growing companies as many of these stocks were priced for perfection--assuming growth would never slow. As a result, stock declines were broad based with the best performing growth sectors being consumer staples and consumer cyclicals which both posted gains of 10-12 percent. Healthcare stocks were not immune from the sell off, posting a 15-17 percent decline in spite of being insulated from the slowing economy.

The best performing stocks over the past year were the slower growing, less expensive stocks that traditionally fall into the "value" category. Investors favored the safety of these stocks, as they did not carry the high level of expectations inherent in the growth stocks. 2001 marks the second year in a row that value far exceeded growth.

The Portfolio was negatively impacted by several high-growth investments in the technology and telecommunication sectors where the slowing macro environment caused severe risk to the business plans of these companies. Over the course of the past year, we have sold the higher risk names in these sectors and have returned to a focus on higher quality going forward.

OUTLOOK

We firmly believe our strategy of investing in a Portfolio of quality growth stocks with a projected growth rate that's 50 percent higher than the overall market will lead to superior long-term performance. This is based on the belief that stock prices follow earnings in the long run. The strategy was not effective over the past year, however, as the valuation levels were extended on the upside and the risk-averse market moved away from higher valued companies. Currently, valuations on these great companies have come back to what may prove to be very attractive levels going forward.

The stock market will need to digest sharply lower earnings, higher unemployment, rising credit losses, and a heightened level of uncertainty over the next few months. Webelieve that earnings could continue getting worse before they get better. Fortunately the U.S. economy was in a very healthy position going into this troubling period with low inflation, federal government surplus positions, and one of the most productive workforces in the world. We feel that the federal reserve and government officials are doing all the right things to get this economy growing again. The focus will be on when and how quickly the corporate earnings resume their growth.

We foresee over the next six months that the driving forces of fear and uncertainty will lessen as the markets begin to see with increased certainty the depth and breadth of the current economic slowdown. As this happens we feel that the markets will be poised to stabilize and possibly make a sustained rally with investors looking less for defensive names, and more toward the long-term growth companies like those in the Portfolio.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER

The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                        SHARES       VALUE      PORTFOLIO
-------                                       -------   ------------  ----------
General Electric Company                      479,700   $ 19,226,376      6.6%
Pfizer, Inc.                                  420,725     16,765,891      5.8%
Microsoft Corporation                         211,100     13,989,597      4.8%
Intel Corporation                             324,990     10,220,935      3.5%
American Home Products Corporation            149,100      9,148,776      3.2%
Home Depot, Inc.                              174,850      8,919,098      3.1%
AOL Time Warner, Inc.                         242,472      7,783,351      2.7%
International Business Machines
  Corporation                                  63,800      7,717,248      2.7%
Johnson & Johnson                             119,400      7,056,540      2.4%
American International Group                   83,900      6,661,660      2.3%
                                                        ------------     ----
                                                        $107,489,472     37.1%
                                                        ============     ====

[CHART]

Cash and Other Assets/Liabilities           3.8%
Transportation                              0.4%
Communication Services                      0.6%
Energy                                      1.9%
Capital Goods                               8.6%
Financial                                   8.8%
Consumer Staples                            9.1%
Consumer Cyclical                          10.9%
Health Care                                27.0%
Technology                                 28.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year             -24.80%
Five year              5.83%
Ten year               7.89%
----------------------------

                 Growth                Russell 1000
               Portfolio     CPI       Growth Index
12/31/1991      $10,000    $10,000       $10,000
12/31/1992      $10,482    $10,297       $10,501
12/31/1993      $10,973    $10,579       $10,803
12/31/1994      $11,061    $10,876       $11,091
12/31/1995      $13,747    $11,151       $15,216
12/31/1996      $16,105    $11,520       $18,734
12/31/1997      $21,486    $11,723       $24,444
12/31/1998      $28,941    $11,912       $33,907
12/31/1999      $36,369    $12,223       $40,871
12/31/2000      $28,429    $12,643       $31,707
12/31/2001      $21,379    $12,839       $25,234

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Bond Portfolio

PERFORMANCE

The Advantus Series Fund Bond Portfolio had a good year despite the challenges in the fixed income markets.

The Portfolio returned 7.90 percent* for the year ended December 31, 2001. This compared favorably to the Lehman Aggregate Index** return of 8.42 percent for the same period.

PERFORMANCE ANALYSIS

The fixed income market saw the Federal Reserve slash the Fed Funds rate an unprecedented 11 times for Fed rate cuts totaling 4.75 percent. As the Fed pushed down short rates, the U.S. Treasury decided to eliminate future issuance of 30-year Treasury bonds, which sent their yields plummeting. Add to this mix: the September 11th tragedy, a volatile equity market, a tremendous wave of mortgage loan refinancing, and the demise of Enron in the corporate bond market and you had a formula for extreme volatility. When the dust settled, the U.S Treasury yield curve had short-term interest rates at 40-year lows, while lower intermediate interest rates and long rates were basically unchanged.

Within the Lehman Aggregate Bond index, U.S. Corporate bonds led the charge this year with an annual return of 10.40 percent, followed by mortgage backed securities returning 8.22 percent, while government securities generated a 7.23 percent return.

Our bias to overweight corporate bonds and mortgage-backed securities helped performance as these sectors enjoyed the best relative performance. The Portfolio's duration was slightly long compared to the Index and the overweight in five and ten-year maturities helped performance, as the yield curve became steep over the course of the year. Individual exposure to a small percent of Enron bonds negatively impacted performance as their bonds went from BBB+ to defaulted status within last quarter.

OUTLOOK

Going forward in the Portfolio, the emphasis will be on quality assets that provide a yield advantage over U.S. Government securities. We will overweight U.S. corporate bonds and mortgage-backed securities at the expense of our government exposure. Our belief that interest rates will rise and the yield curve will flatten in 2002 will be reflected in the defensive nature of the securities we hold. Principal preservation will play a key role in the composition of the Portfolio.

With economic stimulus coming from both the Federal Reserve's monetary policy and the government's fiscal policy, we believe the economy will show signs of strength in 2002. As the economy gathers momentum, this will put upward pressure on interest rates, particularly short maturities. We feel that the Federal Reserve will soon take their foot off the accelerator and shift to a neutral monetary bias. Later in 2002 the Federal Reserve may switch to a restrictive policy and begin the process of containing economic growth by raising short-term interest rates. We believe that the two-plus year bull market in bonds is nearing an end and fixed income investors will need to realign their return expectations with the realities of the marketplace. In our opinion fixed income securities should provide investors with modest returns in the upcoming year.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

[CHART]

U.S. Treasury                              10.6%
U.S. Government Agencies                   35.7%
AAA Rated                                   8.2%
AA Rated                                   10.2%
A Rated                                    17.9%
BBB Rated                                  14.8%
CCC Rated                                   0.4%
Cash and Other Assets/Liabilities           2.2%

 COMPARISON OF CHANGE IN INVESTMENT VALUE* A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO, LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year              7.90%
Five year             6.11%
Ten year              6.41%
----------------------------

                                Lehman Brothers
              Bond Portfolio   Aggregate Bond Index      CPI
12/31/1991        $10,000            $10,000           $10,000
12/31/1992        $10,667            $10,740           $10,297
12/31/1993        $11,760            $11,788           $10,579
12/31/1994        $11,225            $11,443           $10,876
12/31/1995        $13,442            $13,557           $11,151
12/31/1996        $13,840            $14,049           $11,520
12/31/1997        $15,144            $15,406           $11,723
12/31/1998        $16,065            $16,745           $11,912
12/31/1999        $15,627            $16,606           $12,223
12/31/2000        $17,258            $18,538           $12,643
12/31/2001        $18,621            $20,098           $12,839

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Money Market Portfolio

PERFORMANCE

The Advantus Series Fund Money Market Portfolio returned 3.75 percent* for the year ended December 31, 2001. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 4.45 percent over the same period.

PERFORMANCE ANALYSIS

Numerous significant events impacted financial markets over the past year. The yield curve steepened dramatically, the economy slipped into recession, the Federal Reserve embarked on an unprecedented campaign to lower short-term interest rates and a war began. In total, the Fed lowered short-term interest rates (i.e., the Federal Funds rate) 11 times and a total of 475 basis points (4.75 percent), 175 basis points (1.75 percent) of which occurred after the atrocious attacks of September 11th. Over the year the yields on the three-month and six-month T-bill both fell by approximately 400 basis points (4.00 percent). The yield on the two-year Treasury Note, which stood at 5.09 percent a year ago, declined over 200 basis points (2.00 percent) to 3.02 percent at year-end. The difference between the yield on the two-year Treasury Note and the 30-year Treasury Bond went from a modestly positive slope at the end of 2000 to a very steep position at the end of 2001.

Reflecting the big decline in short-term interest rates, the total return of the three-month and six-month T-bills correspondingly fell in 2001 compared to 2000. For example, the total return of the three-month and six-month T-bills in 2001 was 4.45 percent and 5.21 percent, respectively compared to 6.20 percent and
6.61 percent, respectively in the prior year. Short rates were shocked even lower after September 11th. For example, after September 11th, the yield on the three-month T-bill declined 1.46 percent while the yield on the six-month T-bill declined 1.39 percent. As a result, T-bill returns fell even lower, with the three-month and six-month T-bills returning only .64 percent and .75 percent, respectively in the fourth quarter of 2001. With short-term rates at about the lowest levels in 40 years, the yields offered by many large, high-quality issuers of commercial paper have fallen markedly, from around six and one-half percent a year ago to less than two percent currently.

Throughout 2001 the investment approach applied to the Money Market Portfolio continued to be conservative and straightforward. While attractive yields became hard to find as interest rates fell, we did not compromise the Portfolio's safety and liquidity to marginally enhance returns. Principal preservation and minimal credit risk remained our overriding philosophy. With that said, we did employ our view on Fed policy and interest rates, an output of the top-down component of our fixed income investment process, to help manage the Portfolio's days to maturity. With short-term rates at such low levels, we generally stayed fairly short as it relates to the Portfolio's days to maturity.

OUTLOOK

As we enter 2002, we believe high-quality U.S. corporate commercial paper remains a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. The Money Market Portfolio has over 91 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). In addition, the Portfolio's holdings are well diversified over a variety of stable industries. While money market returns are clearly low at the present time, investors should be mindful that money market funds provide excellent liquidity and principal preservation during periods of high volatility.

The economy and financial markets are still feeling the impact of the devastating attacks of September 11th. Interest rate levels are extremely low, but clear and continuous signs of an improving economy have yet to materialize. The Federal Reserve, while certainly close to the end of the easing cycle, will probably lower the Federal Funds rate another time in the first quarter. Thereafter, interest rates are likely to remain low until the economy strengthens. Eventually the Federal Reserve's efforts will boost the economy and put upward pressure on interest rates, particularly short-term rates. Meanwhile, money market funds, while providing investors with a safe haven, will continue to post relatively low returns.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

STEVE NELSON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

                            AVERAGE DAYS TO MATURITY

                                    [CHART]


Number of Days
                  3-Jan-01              48
                 10-Jan-01              46
                 17-Jan-01              50
                 24-Jan-01              47
                 31-Jan-01              45
                  7-Feb-01              47
                 14-Feb-01              48
                 21-Feb-01              44
                 28-Feb-01              45
                  7-Mar-01              41
                 14-Mar-01              47
                 21-Mar-01              49
                 28-Mar-01              55
                  4-Apr-01              54
                 11-Apr-01              54
                 18-Apr-01              53
                 25-Apr-01              52
                  2-May-01              50
                  9-May-01              48
                 16-May-01              46
                 23-May-01              45
                 30-May-01              46
                  6-Jun-01              46
                 13-Jun-01              42
                 20-Jun-01              38
                 27-Jun-01              41
                  5-Jul-01              39
                 10-Jul-01              36
                 17-Jul-01              40
                 24-Jul-01              44
                 31-Jul-01              43
                  7-Aug-01              44
                 14-Aug-01              48
                 21-Aug-01              45
                 28-Aug-01              39
                  4-Sep-01              39
                 11-Sep-01              37
                 18-Sep-01              33
                 25-Sep-01              35
                  2-Oct-01              32
                  9-Oct-01              34
                 16-Oct-01              31
                 23-Oct-01              46
                 30-Oct-01              40
                  6-Nov-01              42
                 13-Nov-01              42
                 20-Nov-01              38
                 27-Nov-01              50
                  4-Dec-01              51
                 11-Dec-01              48
                 18-Dec-01              47
                 26-Dec-01              44





                           SEVEN-DAY COMPOUND YIELD*

                                    [CHART]


Percentage
                    3-Jan-01       6.27%
                   10-Jan-01       5.17%
                   17-Jan-01       5.66%
                   24-Jan-01       6.05%
                   31-Jan-01       5.30%
                    7-Feb-01       5.90%
                   14-Feb-01       5.65%
                   21-Feb-01       5.52%
                   28-Feb-01       5.86%
                    7-Mar-01       5.03%
                   14-Mar-01       5.10%
                   21-Mar-01       4.96%
                   28-Mar-01       4.84%
                    4-Apr-01       4.63%
                   11-Apr-01       4.84%
                   18-Apr-01       4.63%
                   25-Apr-01       4.45%
                    2-May-01       4.16%
                    9-May-01       4.68%
                   16-May-01       4.82%
                   23-May-01       4.41%
                   30-May-01       3.90%
                    6-Jun-01       4.23%
                   13-Jun-01       4.35%
                   20-Jun-01       3.46%
                   27-Jun-01       4.68%
                    5-Jul-01       4.00%
                   10-Jul-01       2.98%
                   17-Jul-01       3.60%
                   24-Jul-01       3.41%
                   31-Jul-01       3.58%
                    7-Aug-01       3.36%
                   14-Aug-01       3.68%
                   21-Aug-01       3.10%
                   28-Aug-01       3.47%
                    4-Sep-01       3.28%
                   11-Sep-01       2.84%
                   18-Sep-01       3.14%
                   25-Sep-01       3.14%
                    2-Oct-01       2.91%
                    9-Oct-01       2.57%
                   16-Oct-01       2.44%
                   23-Oct-01       2.13%
                   30-Oct-01       2.31%
                    6-Nov-01       1.80%
                   13-Nov-01       1.94%
                   20-Nov-01       1.95%
                   27-Nov-01       1.95%
                    4-Dec-01       1.73%
                   11-Dec-01       1.81%
                   18-Dec-01       1.58%
                   26-Dec-01       1.68%






The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result. The yield quotation more closely reflects the current earnings of the Money Market Sub-account than the total return quotation.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Asset Allocation Portfolio

PERFORMANCE

The Advantus Series Fund Asset Allocation Portfolio was down 14.36 percent* for the year ended December 31, 2001. The Portfolio's current benchmark, a blended index comprised of 60 percent S&P 500++ Index and 40 percent Lehman Brothers Aggregate Bond Index+, returned -3.77 percent for the year ended. The Portfolio's prior benchmark, a blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index returned -8.88 percent for the year ended. The S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 1000 Growth Index returned -11.90 percent,
8.42 percent and -20.42 percent, respectively, for the same period. The S&P 500 Index includes both large cap growth and large cap value equities and better reflects the range of equity securities held by the Portfolio.

PERFORMANCE ANALYSIS

The year 2001 was a very difficult one for the Portfolio. For the second year in a row, the value-oriented stocks outperformed growth stocks by a substantial margin. A weak economy, which has persisted for 15 months, unrelenting even after numerous interest rate reductions and impassively watching energy price declines, has taken its toll on the equity markets and particularly growth stocks. Our continued exposure to areas that we feel offer the best long-term growth opportunities and higher growth rates were the stocks which did the poorest.

To increase diversification and provide more consistent returns, the equity benchmark for the Portfolio will now be the S&P 500++. The equity portion will now be diversified to include both growth and value stocks. This will allow the Portfolio to invest in good growth opportunities as well as good value opportunities when they arise. The Portfolio is currently at 63 percent equities, including REITS, but consistent with our new benchmark, technology and health care have been reduced and our cyclical and energy exposure has been increased. These changes have been done opportunistically.

The fixed income market saw the Federal Reserve slash the Fed Funds rate an unprecedented 11 times for Fed rate cuts totaling 4.75 percent. As the Fed pushed down short rates, the U.S. Treasury decided to eliminate future issuance of 30-year Treasury bonds, which sent their yields plummeting. Add to this mix: the September 11th tragedy, a volatile equity market, a tremendous wave of mortgage loan refinancing, and the demise of Enron in the corporate bond market and you had a formula for extreme volatility. When the dust settled, the U.S Treasury yield curve had short-term interest rates at 40-year lows, while lower intermediate interest rates and long rates were basically unchanged.

Our bias to overweight corporate bonds and mortgage-backed securities helped performance as these sectors enjoyed the best relative performance. The Portfolio's duration was slightly long compared to the Index and the overweight in five and ten-year maturities helped performance, as the yield curve became steep over the course of the year. Individual exposure to a small percent of Enron bonds negatively impacted performance as their bonds went from BBB+ to defaulted status within last quarter.

OUTLOOK

We believe the market will continue to bounce along in a range as the economy stops decelerating and then will start to perform better as the economy starts to accelerate. We feel that to take advantage of this improvement, the Portfolio has continued to increase its exposure to cyclical companies which will see their businesses improve as the economy improves.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

[PHOTO]

MATTHEW D. FINN, CFA
WAYNE R. SCHMIDT, CFA
AND ALLEN D. STEINKOPF, CFA
PORTFOLIO MANAGERS

The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, debt and mortgage-related and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

FIVE LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                     SHARES        VALUE       PORTFOLIO
-------                                    -------     -----------    ----------
General Electric Company                   299,756     $12,014,220       3.9%
Microsoft Corporation                      176,200      11,676,774       3.8%
American Home Products Corporation         173,200      10,627,552       3.5%
Pfizer, Inc                                216,925       8,644,461       2.8%
Chevron Corporation                         89,800       8,046,978       2.6%
                                                       -----------      ----
                                                       $51,009,985      16.6%
                                                       ===========      ====

BOND PORTFOLIO CHARACTERISTICS - QUALITY BREAKDOWN

[CHART]

RATING                                           % OF BOND PORTFOLIO
------                                           -------------------
U.S. Treasury                                             11.5%
U.S. Government Agencies                                  34.5%
AAA rated                                                 10.0%
AA rated                                                  10.0%
A rated                                                   15.4%
BBB rated                                                 18.4%
CCC rated                                                  0.2%
                                                         -----
                                                         100.0%
                                                         =====

Bonds                                              33.6%
Common Stocks                                      64.2%
Cash and Other Assets/Liabilities                   2.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000
  GROWTH INDEX, S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT LEHMAN BROTHERS
AGGREGATE BOND INDEX, A BLENDED INDEX OF 60 PERCENT S&P 500 INDEX AND 40 PERCENT
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year             -14.36%
Five year              5.39%
Ten year               7.49%
----------------------------

                                                Blended                         Lehman Brothers                   Blended
             Asset Allocation                Russell 1000 &    Russell 1000        Aggregate       S&P 500       S&P 500 &
                 Portfolio         CPI      Lehman Aggregate   Growth Index       Bond Index        Index    Lehman Aggregate
12/31/1991        $10,000        $10,000        $10,000           $10,000           $10,000        $10,000        $10,000
12/31/1992        $10,727        $10,297        $10,603           $10,501           $10,740        $10,762        $10,753
12/31/1993        $11,420        $10,579        $11,207           $10,803           $11,788        $11,848        $11,824
12/31/1994        $11,261        $10,876        $11,259           $11,091           $11,443        $11,996        $11,775
12/31/1995        $14,077        $11,151        $14,577           $15,216           $13,557        $16,484        $15,313
12/31/1996        $15,837        $11,520        $16,759           $18,734           $14,049        $19,603        $17,381
12/31/1997        $18,844        $11,723        $20,458           $24,444           $15,406        $26,140        $21,847
12/31/1998        $23,301        $11,912        $26,006           $33,907           $16,745        $33,610        $26,864
12/31/1999        $26,836        $12,223        $30,895           $40,871           $16,606        $40,673        $31,046
12/31/2000        $24,044        $12,643        $27,957           $31,707           $18,538        $36,955        $29,588
12/31/2001        $20,591        $12,839        $25,504           $25,234           $20,098        $32,559        $27,574

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, the S&P 500 Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, a blended index of 60 percent S&P 500 Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.
++ The S&P 500 Index is a broad unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.
+ The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index

Mortgage Securities Portfolios

PERFORMANCE

The Portfolio returned 9.04 percent* for the year ended December 31, 2001. This compared favorably to the Lehman Brothers Mortgage-Backed Securities Index** return of 8.22 percent for the same period.

PERFORMANCE ANALYSIS

Starting in January, the Federal Reserve embarked one of its most aggressive programs of rate cuts seen by this generation of investors. By year-end, 11 cuts were made for a total of 4.75 percent. These pre-emptive strikes by the Fed, along with tax cuts enacted by congress and lower energy costs undoubtedly worked to soften the economic contraction that confronted the markets. These well-timed moves helped keep the consumer in the economic game as housing and automobile consumption remained firm. Nevertheless, negative GDP growth, rising unemployment and the devastating terrorist attacks on September 11 caused a lot of stress to our communities and financial markets. These events pushed the market to near record lows in mortgage rates and brought the finer points of prepayment and credit risk front and center for many investors. Interest rates are now almost 1.00 percent above their November lows as our communities and economy begin the healing process that most likely will take time and patience.

Extreme interest rate volatility, true credit events and a war on terrorism all combined to make 2001 unforgettable. For economists, 2001 will be remembered as the year of "The Great Central Bank Easing" as short-term rates hit their lowest levels in four decades. Meanwhile, intermediate and long rates, which are controlled by investors, ended the year essentially at the same levels they began. Investors will also remember the search for yield in 2001 as money market rates carried 2.00 percent handles by the end of the year. These events have increased the market's awareness of mortgage-backed securities as an attractive asset class given their overall high credit quality, high nominal yields and intermediate interest rate risk.

Bottom-up fundamental analysis of securities and sectors, as well as maturity/curve selections played an important role in driving our excess returns and are likely to be the keys to driving performance in 2002.

Our people are committed to the relentless pursuit of relative value throughout the whole mortgage market. You deserve to participate in the best securities from all sectors of the mortgage market and not just those offered within the Agency mortgage markets. Our broad ownership within the mortgage universe works to strengthen your Portfolio by improving diversification, avoiding concentration in any one risk, which leads to more stability and consistency of income. For example, during the height of the prepayment frenzy that swept through the mortgage market during the fourth quarter, your Portfolio was underweight higher coupon securities and agency pass throughs, which were experiencing the brunt of this reinvestment activity. With the ownership of collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities, we were able to soften the blow from fast prepayments and shelter your Portfolio from the prepayment storm.

We started the year long duration and more bulleted, then slowly pulled our duration back to even with the Index as the year progressed. We continue to favor running the Portfolio flat or slightly longer than the Index and taking advantage of securities with improving credit fundamentals and solid prepayment protections, or that at least offered relatively consistent and predictable prepayment stories. We prefer to look at prepayment like a stock analyst looks at stock earnings. Since the market already discounts some given level of prepayment activity into the securities price, it's more a matter of determining the level and variability of prepayments for given changes in interest rates that offers the key to unlocking relative value.

Throughout the year, we used short and intermediate CMO's as substitutes for premium/high coupon and seasoned Agency pass throughs. These securities offered solid prepayment protection and superior yields. Our ownership of Agency pass throughs primarily came in the new issue market of current coupon bonds, like
6.50 percent and 7.00 percent coupons. Herein specific securities, which offered some structural challenge to prepayments, such as small loan balances, geographic concentration, borrower credit issues or low gross coupons, were attractive. This sector also offered exceptional liquidity and access to the mortgage market. Finally, we favored using Commercial mortgage securities over lower coupon pass throughs because of their superior prepayment protection and lack of extension risk. These Non-agency mortgage securities also afforded us the ability to take advantage of the steep yield curve environment that we would not have been able to replicate with straight pass throughs. Lehman Brothers research shows that for the year, both Asset-backed and Commercial mortgage sectors outperformed duration matched Agency pass throughs.

Nevertheless, with the likelihood of a flatter yield curve in the future and with Agency pass throughs more fairly priced relative to other sectors, we will be looking for opportunities to increase our holdings of current coupon Agency pass throughs. Our Portfolio allocation during the year stood broad at: non-agency CMO's 45 percent, Agency pass throughs 25 percent, Commercial mortgages 21 percent, Asset-backed securities 7 percent and Cash 2 percent.

OUTLOOK

The challenge remains to identify undervalued, safe assets. Credit upgrades versus down grades have leveled off, but still display favorable trends. Prepayment on Agency pass throughs came in higher than many investors expected. This has caused further tiering in the Agency pass through markets and, therefore, repricing within some sectors. We feel that this is a bond pickers market. Thankfully, the investment grade mortgage market consists of at least 10 different sectors totaling over $4 trillion in assets of which Agency pass through represent only $2.4 trillion.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities include, but are not limited to, reinvestment of prepaid loans as low rates of return. In addition, the net asset value of Mortgage Securities may fluctuate in response to changes in interest rates and are not guaranteed.

HIGH QUALITY ASSETS

[CHART]

AAA Rated                                    51.1%
AA Rated                                      9.9%
A Rated                                      16.7%
BBB Rated                                    15.2%
BB Rated                                      2.4%
CCC Rated                                     0.9%
Cash and Other Assets/Liabilities             3.8%

SOLID LIQUIDITY

[CHART]

Public Issues                                                             65.2%
Liquid 144A                                                               26.7%
Illiquid 144A Issues and other Illiquid Private Placement Issues           4.3%
Cash and Other Assets/Liabilities                                          3.8%

PRUDENT SECTOR DIVERSIFICATION

[CHART]

FHLMC                                               0.5%
FNMA                                               25.7%
GNMA                                                7.9%
Vendee Mortgage Trust                               0.4%
Non-Agency Subprime Residential MBS                 1.8%
Non-Agency Commercial MBS                          14.8%
Other Agency Obligations                            0.7%
Non-Agency Prime Residential MBS                   44.4%
Cash and Other Assets/Liabilities                   3.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year              9.04%
Five year             7.66%
Ten year              7.27%
----------------------------

                                                     Lehman Brothers
                             Mortgage Securities     Mortgage-Backed
                                  Portfolio         Securities Index       CPI
12/31/1991                         $10,000               $10,000         $10,000
12/31/1992                         $10,637               $10,695         $10,297
12/31/1993                         $11,621               $11,426         $10,579
12/31/1994                         $11,229               $11,242         $10,876
12/31/1995                         $13,251               $13,130         $11,151
12/31/1996                         $13,947               $13,814         $11,520
12/31/1997                         $15,222               $15,125         $11,723
12/31/1998                         $16,223               $16,177         $11,912
12/31/1999                         $16,545               $16,476         $12,223
12/31/2000                         $18,498               $18,316         $12,643
12/31/2001                         $20,169               $19,820         $12,839

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Index 500 Portfolio

PERFORMANCE

For the year ended December 31, 2001, the Portfolio ended with a - 12.25 percent return.* This compares to the Portfolio's benchmark, the S&P 500 Index,** which returned -11.90 percent for the same period. A strong fourth quarter return of
10.69 percent helped improve a return of -20.39 percent going into the quarter .

PERFORMANCE ANALYSIS

The S&P 500 Index saw only two of the 11 sectors post positive gains for the year. Consumer Cyclicals contributed 0.94 percentage points based on a gain of
12.47 percent. The other positive performing sector, Basic Materials, contributed 0.06 percent to the Index's annual return. Technology was the biggest drain on performance. Technology's -23.45 percent loss erased 5.5 percentage points from the Index's return. The top five contributing stocks included Microsoft Corporation, International Business Machines, Bank of America Corporation, Dell Computer corporation, and Time Warner (prior to the AOL Time Warner merger). The worst contributing stocks included Cisco Systems, Inc., EMC Corporation, Oracle Corporation, Merck & Company, Inc. and Nortel Networks Corporation.

OUTLOOK

We believe the worst is over and anticipate that the economy will work out of the recession and growth will be evident by mid-year 2002. With this degree of acceleration, we could see growth levels only slightly lower than we did in 1996 through 1999. We expect unemployment to bottom in the first quarter. By the third quarter of 2002, we feel that the vast amount of stimuli pumped into the economy by the Fed actions taken in 2001 will begin to take effect.

What does this mean for investors? We expect the second half of 2002 will be an outstanding environment for stocks. The result of the aggressive fiscal and monetary policy actions taken in 2001 will have legs. We expect capital spending, which was out of vogue in 2001, will be back, helping many sectors including technology.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                    SHARES         VALUE       PORTFOLIO
-------                                    -------    ------------    ----------
General Electric Company                   487,532    $ 19,540,283       3.8%
Microsoft Corporation                      264,494      17,528,017       3.4%
Exxon Mobil Corporation                    335,937      13,202,323       2.6%
CitiGroup, Inc.                            252,661      12,754,327       2.5%
Wal-Mart Stores, Inc                       218,887      12,596,947       2.4%
Pfizer, Inc                                308,740      12,303,289       2.4%
Intel Corporation                          329,625      10,366,706       2.0%
International Business Machines
  Corporation                               84,599      10,233,095       2.0%
American International Group               128,299      10,186,941       2.0%
Johnson & Johnson                          150,642       8,902,942       1.7%
                                                      ------------      ----
                                                      $127,614,870      24.8%
                                                      ============      ====

[CHART]

Cash and Other Assets/Liabilities                   1.2%
Transportation                                      0.7%
Utilities                                           3.1%
Basic Materials                                     3.3%
Communication Services                              5.9%
Energy                                              6.5%
Capital Goods                                       8.7%
Consumer Cyclical                                   9.8%
Consumer Staples                                   11.0%
Health Care                                        13.4%
Financial                                          17.9%
Technology                                         18.5%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year             -12.25%
Five year             10.13%
Ten year              12.39%
----------------------------

                                  Index 500
                                  Portfolio        S&P 500 Index           CPI
12/31/1991                         $10,000            $10,000            $10,000
12/31/1992                         $10,738            $10,762            $10,297
12/31/1993                         $11,786            $11,848            $10,579
12/31/1994                         $11,925            $11,996            $10,876
12/31/1995                         $16,318            $16,484            $11,151
12/31/1996                         $19,849            $19,603            $11,520
12/31/1997                         $26,273            $26,140            $11,723
12/31/1998                         $33,625            $33,610            $11,912
12/31/1999                         $40,446            $40,673            $12,223
12/31/2000                         $36,648            $36,955            $12,643
12/31/2001                         $32,158            $32,559            $12,839

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

+ "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Capital Appreciation Portfolio

PERFORMANCE

The Capital Appreciation Portfolio had a return of -24.63 percent* for the year ended December 31, 2001. This compares with the Portfolio's benchmark, the S&P 500 Index,** which returned -11.90 percent.

PERFORMANCE ANALYSIS

The reporting period was a very negative one for stocks, with most major domestic equity indexes suffering double-digit percentage-point declines. Expectations of a delayed U.S. economic recovery and a bleaker profit outlook weighed on stocks during much of the period. The uncertainty was compounded by the terrible news of September 11, reflected in the market's sharp decline in the weeks following the attacks.

On a positive note, the market's tone improved in the final months of the period, with equities recovering most if not all of their post-September 11 losses. The Federal Reserve, eager to avoid a recession, aggressively reduced interest rates in September and in the fourth quarter, continuing a trend started in January 2001. Investors appeared encouraged by the Fed's actions, as well as by an easing of the anxiety that gripped the nation in mid-September. A surge in refinancings and a decline in energy costs added to the late-period optimism.

Overall, however, the Portfolio was hurt by the general market decline during the year and by weakness in certain holdings. Stocks that weighed on the Portfolio's relative performance included specific technology and media names. The Portfolio was also hindered somewhat by its underweighting in the consumer-discretionary sector, which had a relatively good showing for the 12 months.

In terms of general strategy, we maintained something of a barbell strategy, owning a mix of what we view as "steady growers" (in a relative sense) along with more cyclical companies. We shifted our bias a bit more in favor of the latter in the year's fourth quarter, based on valuation factors as well as on our belief that better economic news in 2002 will likely draw favorable attention to the group.

In terms of sector-weighting changes in this context, perhaps our most noteworthy adjustment was to increase the Portfolio's exposure to technology stocks (we view technology as a high-growth yet quite cyclical area). We had been underweighted in technology through most of 2001, but began to add here late in the year. In broad terms, our more-positive view of technology is based on low and declining inventory levels, an apparent pickup in demand after an 18 month slump, and the significant cost-cutting efforts occurring within many technology companies. We established positions in specific software and electronics companies and added to certain existing holdings, such as a storage-network name.

As we took a somewhat more cyclical approach, we modestly lowered the Portfolio's weighting in the financial services segment. This reflected stock-specific factors as well as our concerns over interest rates and credit risk. Now that the Fed has little room to lower rates, in our view, an upturn in short-term rates could occur sooner rather than later. And we further lowered our exposure to companies with significant exposure to consumer debt. While we think that the economy will improve in 2002, we believe that the consumer credit profile could weaken further before improving.

Elsewhere of note, we maintained an overweighting in producer durables, where our largest position was Tyco International, Ltd. (4.01 percent as of December 31, 2001). We ended the year with a modestly underweighted position in health care as a whole, though we are quite optimistic regarding the long-term prospects for certain names, especially within the equipment, devices and specialty pharmaceutical areas.

OUTLOOK

What will the next year bring for investors? While the Fed's monetary easing provided a tailwind for equities in the fourth quarter, we believe that, given current stock valuation levels and the fact that the Fed has less leeway to lower rates further, the market will probably need to draw support from other trends, most specifically evidence of a sustainable economic upturn.

We are fairly optimistic that the next year will be an improvement on 2001. However, the magnitude of any economic recovery is an unknown, potentially critical, quantity. Until better economic and profit data emerges, we expect to see continued high volatility in the market accompanied by periodic sharp sector rotation. Within this environment, we will continue to focus on what we deem to be reasonably priced stocks of well-managed companies poised for longer-term profit growth.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

SUSAN L. BLACK, CFA
JEFFREY T. ROSE
CREDIT SUISSE ASSET MANAGEMENT, LLC

The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management, LLC provides investment advice to the Capital Appreciation Portfolio under a sub-advisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                    SHARES         VALUE        PORTFOLIO
-------                                    -------     -----------    ----------
Microsoft Corporation                      181,300     $12,014,751       4.9%
Tyco International, Ltd.                   166,700       9,818,630       4.0%
CitiGroup, Inc.                            194,466       9,816,644       4.0%
Intel Corporation                          302,700       9,519,915       3.9%
Pfizer, Inc.                               226,875       9,040,969       3.7%
Viacom, Inc. Class B                       191,717       8,464,305       3.5%
American International Group                89,600       7,114,240       2.9%
Abbott Laboratories                        120,600       6,723,450       2.8%
General Electric Company                   167,700       6,721,416       2.8%
AOL Time Warner, Inc.                      198,250       6,363,825       2.6%
                                                       -----------      ----
                                                       $85,598,145      35.1%
                                                       ===========      ====

[CHART]

Cash and Other Assets/Liabilities                   5.0%
Utilities                                           1.4%
Communication Services                              3.3%
Energy                                              4.3%
Consumer Cyclical                                   5.3%
Capital Goods                                       7.6%
Financial                                          11.9%
Consumer Staples                                   14.0%
Health Care                                        19.9%
Technology                                         27.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year            -24.63%
Five year             6.66%
Ten year              8.99%
----------------------------

                            Capital Appreciation
                                  Portfolio        S&P 500 Index           CPI
12/31/1991                         $10,000            $10,000            $10,000
12/31/1992                         $10,504            $10,762            $10,297
12/31/1993                         $11,601            $11,848            $10,579
12/31/1994                         $11,862            $11,996            $10,876
12/31/1995                         $14,563            $16,484            $11,151
12/31/1996                         $17,129            $19,603            $11,520
12/31/1997                         $21,969            $26,140            $11,723
12/31/1998                         $28,743            $33,610            $11,912
12/31/1999                         $34,924            $40,673            $12,223
12/31/2000                         $31,378            $36,955            $12,643
12/31/2001                         $23,649            $32,559            $12,839

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the S&P 500 Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 1991 through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

International Stock Portfolio

PERFORMANCE

The International Stock Portfolio returned -11.21 percent* for the year ended December 31, 2001. This compared favorably to the Morgan Stanley Capital EAFE Index** return of -21.21 percent for the same period.

PERFORMANCE ANALYSIS

Concerns about the global economy dominated the world's stock markets in 2001. Despite further interest rate cuts by the Federal Reserve Bank in the United States, economic data remained mixed, and there was no clear sign that the economic slowdown had come to a halt. Recall that the tragedy of September 11 exacerbated trends already in evidence: declining consumer confidence and falling expectations for gross domestic product (GDP) and corporate earnings in Asia, Europe, and the United States.

Over the past year, the primary driver of excess returns compared to the index has been overall stock selection, particularly in Europe, where our holdings have withstood the poor market environment with lower losses. Our holdings in the UK, Spain, Finland, Norway and Sweden added relative value to the Portfolio. In addition, while our Asian holdings have been poor performers on an absolute basis, our relative performance has been helped by our large underweighting in Japan due to our inability to identify significant value opportunities there. One detractor from relative performance for the year has been our weighting in emerging markets equities, but this exposure reduced our relative performance marginally over the past year, as these holdings performed particularly well in the fourth quarter.

The Portfolio was well insulated from the continuing demise of the technology, telecom and Internet bubble during the first nine months of the year. However, our analysts identified a number of undervalued technology stocks in late September and early October. Several of these stocks were added to the Portfolio and helped fourth quarter performance substantially. Due to this strong performance, however, these stocks were no longer cheap at year-end and positions were reduced.

An example of a sector that is, in general, no longer cheap at year-end is the semiconductor industry. In prior cycles, prices of semiconductor-related stocks have turned with industry revenues, but in this cycle prices have moved ahead of any fundamental improvement. The Semiconductor Industry Association (SIA) estimates that revenues for the global semiconductor industry shrank 31 percent in 2001 to $141 billion; growth during 2002 should be modest (about six percent), according to SIA. Nonetheless, the S&P 500 Semiconductor Index rose
51.5 percent in the last quarter of 2001. In our view, the higher floor valuations in this cycle probably cap the upside potential during the recovery and unless we return to the abnormal levels seen during the bubble period, we believe semiconductor-related stocks are expensive. We still believe scarce demand, high inventories, and low utilization rates remain problematic for many companies in the technology and telecom sectors. The gap we see between current valuations and fundamentals should continue to produce price volatility in these sectors.

Geographically, in 2002 we expect to see decent investment returns in Europe, the United States, and the emerging markets; we are, however, skeptical about Japan as we continue to be unconvinced that major reforms are likely. Last year, Japanese politicians played an important role in setting the direction for the country. Now, with Mr. Koizumi--so long as resistance to the Prime Minister does not go too far--the country may well experience a period of political stability. Unfortunately, intense resistance to radical reform, both within the LDP and the bureaucratic machinery, has stymied progress, with the result that very little has been achieved. In our view, major issues such as stabilizing the banking system are still far from being resolved. We are not expecting a collapse in Japanese corporations and institutions. In all fairness, we believe at least part of the negative news has been factored into the current stock valuations. Also, interestingly, the Japanese semiconductor stocks have not rallied like their brethren elsewhere in the world. NEC is an example of a Japanese company with semiconductor operations that we believe is undervalued.

In Asia, the lack of commitment to restructuring by the Japanese contrasts with the resolve of their neighbors in South Korea. In our opinion, South Korea has many financially stable companies, low production costs, first rate technology, and manufacturing expertise. This country also has some strong management teams committed to restructuring, cutting costs, and laying off people if necessary. Samsung Electronics, a leading producer of semiconductors, is in our opinion, a prime example of effective restructuring in South Korea, but there are many more. It is not by chance that while Japan's GDP shrank in 2001, South Korea's GDP grew by about 2.8 percent, according to figures from the Korean Central Bank. The bank is forecasting even greater (3.9 percent) GDP growth in 2002. In the meantime, despite a surge of 37.5 percent in the Korea Composite Stock Price Index during 2001, these stocks remain about 50 percent cheaper than their U.S. counterparts. We believe that as the U.S. economy recovers and investors discover the true value of companies in South Korea, the current valuation gap should decrease.

OUTLOOK

After two difficult years for the global stock markets, during 2002 we believe investors should see a gradual improvement in the global economy and positive equity returns. During these difficult years, we have remained true to our value philosophy and we will continue using volatility to your advantage by applying our investment philosophy: buying when others are selling due to undue pessimism, and selling when others are buying due to misplaced optimism.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

GARY R. CLEMONS
EDGERTON TUCKER SCOTT III, CFA
TEMPLETON INVESTMENT COUNSEL

The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Templeton Investment Counsel, LLC provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                     SHARES        VALUE       PORTFOLIO
-------                                    ---------   -----------   ----------
Grupo Carso S.A                            1,704,620   $ 5,670,602       2.1%
Cable & Wireless                           1,168,800     5,622,041       2.1%
Unilever PLC                                 682,800     5,604,734       2.1%
Aventis                                       77,025     5,469,499       2.1%
Akzo Nobel                                   122,380     5,464,703       2.0%
Nycomed Amersham                             569,480     5,392,387       2.0%
Bae Systems PLC                            1,148,600     5,173,826       1.9%
Foreningssparbaken                           403,700     5,003,098       1.9%
Repsol                                       341,000     4,973,401       1.9%
BHP Billiton PLC                             946,100     4,805,569       1.8%
                                                       -----------      ----
                                                       $53,179,860      19.9%
                                                       ===========      ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                   -11.21%
Five year                    5.34%
Since inception (5/1/92)     9.37%
----------------------------------

                                International     Morgan Stanley
                               Stock Portfolio     Capital EAFE            CPI
  5/1/1992                         $10,000            $10,000            $10,000
12/31/1992                         $ 9,319            $ 8,156            $10,179
12/31/1993                         $13,434            $10,843            $10,458
12/31/1994                         $13,391            $11,722            $10,752
12/31/1995                         $15,296            $13,088            $11,024
12/31/1996                         $18,324            $13,916            $11,388
12/31/1997                         $20,511            $14,198            $11,589
12/31/1998                         $21,866            $17,084            $11,775
12/31/1999                         $26,552            $21,747            $12,083
12/31/2000                         $26,767            $18,702            $12,498
12/31/2001                         $23,762            $14,735            $12,691

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio (May 1, 1992) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio`s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

Small Company Growth Portfolio

PERFORMANCE

The Small Company Growth portfolio returned -14.70 percent* for the year ended December 31, 2001. Its benchmark, the Russell 2000 Growth Index**, returned -9.23 percent.

PERFORMANCE ANALYSIS

Overall the period was a poor one for the U.S. stock market, buffeted by worries over the economy and corporate profits. Asset classes that had paced the strong bull market of the late 1990s, such as aggressive-growth stocks and technology stocks (from across the market-capitalization spectrum) generally had the largest losses for the year.

Equity indexes reached their lows for the year in mid-September. In the immediate aftermath of the terrorist attacks, the uncertainty was extreme and stocks plunged. However, the market finished the year on a positive note as risk concerns began to ease and as investors reacted positively to the Federal Reserve's continued monetary easing. Small-cap stocks were especially buoyant over the last few months of 2001, but nonetheless had significant losses for the year.

The Portfolio's return for the period reflected the mostly harsh conditions for the stocks it targets. The Portfolio's technology holdings generally had the largest declines. Factors that helped the Portfolio included relatively good showings from its health-care services stocks.

In terms of sector emphasis, one noteworthy move we made late in the period was to increase the Portfolio's exposure to technology companies. We were holding an approximately neutral position in the technology area through much of the period, but began adding to certain holdings that we deemed to have compelling prospects. Looking ahead, we believe that the technology group has room to extend its late-2001 rally, especially if better-than-expected economic data is released, though we also believe that any rally could be less "broad" and that stock selection will likely prove ever-more critical. Currently, we believe the most attractive subsectors are the software and data storage areas.

We also scaled back the Portfolio's large overweighting in the health-care area. We continued to view the group favorably, however. Our holdings remained a mix of services companies (which accounted for roughly two-thirds of our health-care exposure) and emerging-drug and biotechnology companies that we deemed compelling.

The Portfolio's exposure to telecommunications/media companies was relatively light; reflecting our general concerns over risk and valuation levels, particularly among telecom equipment manufacturers. However, we continued to see what we viewed as attractive opportunities in communications-related companies. One of the Portfolio's largest positions at the end of the period, for example, was Polycom, a provider of video and voice conferencing equipment. We believe this industry will continue to expand, especially in light of recent events. The rest of the Portfolio was invested primarily in the financial services and consumer areas.

OUTLOOK

As we look back and also cast an eye to the future, we note that the market's year-end rally occurred against a generally poor economic backdrop. We therefore believe that, until evidence of sustainable recovery emerges, small-cap growth stocks will be vulnerable to periodic and potentially sharp downturns.

We hesitate to make bold predictions regarding the economy's prospects over the near-to-intermediate term. While we see grounds for optimism--including historically low short-term interest rates, ample liquidity, the phasing-in of tax cuts, and declining inventory levels--we believe that consumers could become more cautious for a spell. There also remain risks associated with the war effort.

But when the economy does improve, we think that small-cap growth stocks could benefit (while history is not predictive, small-cap growth stocks have often outperformed broader averages coming out of periods of economic weakness). The group's earnings expectations have been lowered significantly, while valuations on small-cap stocks remain compelling vs. those on large-cap stocks in our view. An upturn in the group's profit outlook might therefore prove quite supportive. For our part, we will continue to place a strong emphasis on valuation, looking for stocks we deem to be attractively priced based on reasonable longer-term growth assumptions.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

ELIZABETH B. DATER
AND SAMMY OH
CREDIT SUISSE ASSET MANAGEMENT, LLC PORTFOLIO MANAGERS

The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies whose market capitalization are within the range of capitalization of companies in the Russell 2000 Growth Index**.

While Advantus Capital Management acts as investment advisor for the Portfolio, Credit Suisse Asset Management, LLC provides investment advice to the Small Company Growth Portfolio under a sub-advisory agreement.

Small Company Securities have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                    SHARES          VALUE      PORTFOLIO
-------                                    -------     -----------    ----------
Manugistics Group, Inc.                    229,332     $ 4,834,318       2.6%
Polycom, Inc                               140,246       4,824,462       2.6%
Emmis Communications                       173,200       4,094,448       2.2%
McData Corporation                         164,500       4,030,250       2.2%
Entercom Communications
 Corporation                                79,600       3,980,000       2.2%
Medicis Pharmaceutical Corporation          59,235       3,825,989       2.1%
Alkermes, Inc                              135,900       3,582,324       2.0%
Affymetrix, Inc                             91,600       3,457,900       1.9%
Province Healthcare Company                111,207       3,431,848       1.9%
Sea Change International, Inc               99,098       3,381,224       1.8%
                                                       -----------      ----
                                                       $39,442,763      21.5%
                                                       ===========      ====

[CHART]

Cash and Other Assets/Liabilities                   5.2%
Capital Goods                                       0.9%
Communication Services                              2.5%
Energy                                              3.9%
Financial                                           5.8%
Consumer Staples                                    8.6%
Consumer Cyclical                                  13.5%
Health Care                                        24.5%
Technology                                         35.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                   -14.70%
Five year                    3.76%
Since inception (5/3/93)     8.97%
----------------------------------

                              Small Company                         Russell 2000
                            Growth Portfolio          CPI           Growth Index
  5/3/1993                       $10,000            $10,000            $10,000
12/31/1993                       $11,733            $10,132            $12,234
12/31/1994                       $12,456            $10,416            $11,938
12/31/1995                       $16,449            $10,680            $15,641
12/31/1996                       $17,509            $11,033            $17,401
12/31/1997                       $18,867            $11,227            $19,654
12/31/1998                       $19,106            $11,408            $19,898
12/31/1999                       $27,824            $11,706            $28,474
12/31/2000                       $24,686            $12,108            $22,088
12/31/2001                       $21,058            $12,295            $20,048

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

Maturing Government Bond 2002 Portfolio
Maturing Government Bond 2006 Portfolio
Maturing Government Bond 2010 Portfolio

PERFORMANCE

For the year ended December 31, 2001, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio*                            7.55 percent
Maturing Government Bond 2006 Portfolio*                            8.08 percent
Maturing Government Bond 2010 Portfolio*                            4.96 percent

For the year ended December 31, 2001, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**                              8.86 percent
Ryan Lab's Inc. September 2006 Index**                             10.09 percent
Ryan Lab's Inc. September 2010 Index**                              3.05 percent

PERFORMANCE ANALYSIS

The year 2001 was one of the most volatile and traumatic for U.S. financial markets. The economy was sluggish before the catastrophic events of September 11, and the effects of the attack slowed the economy even more. The Federal Reserve was diligent in its efforts to keep the economy buoyant during the year by lowering the Federal Funds rate by an unprecedented 4.75 percent and eliminated issuance of the long bond. The result of this massive stimulus to the economy was to push short-term rates significantly lower and longer-term interest rates marginally higher and push spreads on credit product wider. The equity market was unsettled, mortgage refinancing was at an all time high and the corporate bond market had the biggest bankruptcy ever with Enron.

As time passes, the duration of each Portfolio continues to roll forward toward its respective maturity.

The effective duration of each Portfolio is as follows:

Maturing Government Bond 2002 Portfolio                               0.68 years
Maturing Government Bond 2006 Portfolio                               4.59 years
Maturing Government Bond 2010 Portfolio                               8.47 years

OUTLOOK

We believe that the record breaking fiscal stimulus delivered by the Federal Reserve and the U.S. Government's fiscal policy should provide the footing for the U.S. economy to show signs of growth in 2002. We foresee that the turnaround will put pressure on short-term rates, which will cause the Federal Reserve to move their monetary policy to at least a neutral bias. The expected returns in the fixed income market have declined over the past two years; however, fundamentals look strong for the spread sectors which, we feel, should translate into strong relative performance as the economy slowly gains ground. We will maintain the current overweight to spread product to take advantage of this situation.

The Maturing Government Bond 2002 Portfolio will mature on the third Friday in September of 2002 (September 20, 2002), at which time the Portfolio's assets will be liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, PORTFOLIO MANAGER

The Maturing Government Bond 2002, 2006 and 2010 Portfolios seek as high an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2002, 2006 and 2010 liquidation dates of each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

[CHART]

FHLMC Strip                                  28.1%
U.S. Treasury Strip                          21.0%
FICO Strip                                   22.9%
Israel GTC                                    2.3%
RFC Strip                                     5.4%
TVA Strip                                     6.2%
FNMA Strip                                   12.4%
Cash and Other Assets/Liabilities             1.7%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

[CHART]

U.S. Treasury Strip                          39.8%
FICO Strip                                   22.5%
Israel State Aid Strip                        9.1%
RFC Strip                                     8.7%
FNMA Strip                                   19.1%
Cash and Other Assets/Liabilities             0.8%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

[CHART]

U.S. Treasury Strip                          27.1%
FICO Strip                                   13.1%
Turkey GTC                                    5.3%
Israel State Aid                             16.2%
Israel GTC                                    5.0%
RFC Strip                                     5.5%
FNMA Strip                                   27.2%
Cash and Other Assets/Liabilities             0.6%

MATURING GOVERNMENT BOND PORTFOLIOS

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

[CHART]

--------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                   7.55%
Five year                  6.61%
Since inception (5/2/94)   7.62%
--------------------------------

                             Maturing Government     Ryan Labs
                             Bond 2002 Portfolio       Index               CPI
  5/2/1994                         $10,000            $10,000            $10,000
12/31/1994                         $10,028            $ 9,952            $10,190
12/31/1995                         $12,537            $12,569            $10,447
12/31/1996                         $12,754            $12,728            $10,793
12/31/1997                         $13,838            $13,897            $10,983
12/31/1998                         $15,168            $15,330            $11,160
12/31/1999                         $15,095            $15,286            $11,451
12/31/2000                         $16,332            $16,625            $11,845
12/31/2001                         $17,565            $18,097            $12,028

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 2001.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

[CHART]

-------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                  8.08%
Five year                 8.21%
Since inception (5/2/94)  9.30%
-------------------------------

                             Maturing Government
                                  Bond 2006
                                  Portfolio       Ryan Labs Index          CPI
  5/2/1994                         $10,000            $10,000            $10,000
12/31/1994                         $10,013            $ 9,988            $10,190
12/31/1995                         $13,490            $13,532            $10,447
12/31/1996                         $13,327            $13,351            $10,793
12/31/1997                         $15,009            $15,116            $10,983
12/31/1998                         $17,165            $17,380            $11,160
12/31/1999                         $15,825            $16,087            $11,451
12/31/2000                         $18,298            $18,808            $11,845
12/31/2001                         $19,775            $20,705            $12,028

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 2001.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

[CHART]

--------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                   4.96%
Five year                  8.70%
Since inception (5/2/94)   9.91%
--------------------------------

                             Maturing Government     Ryan Labs
                             Bond 2010 Portfolio       Index               CPI
  5/2/1994                         $10,000            $10,000            $10,000
12/31/1994                         $ 9,970            $ 9,931            $10,190
12/31/1995                         $14,080            $14,313            $10,447
12/31/1996                         $13,599            $13,880            $10,793
12/31/1997                         $16,028            $16,251            $10,983
12/31/1998                         $18,317            $18,824            $11,160
12/31/1999                         $16,204            $16,686            $11,451
12/31/2000                         $19,665            $20,656            $11,845
12/31/2001                         $20,641            $21,285            $12,028

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

Value Stock Portfolio

PERFORMANCE

The Advantus Series Fund Value Stock Portfolio was down 10.45 percent* for the calendar year 2001. This compares with a decline of 5.59 percent in the Russell 1000 Value Index,** the Portfolio's benchmark, and a 11.90 percent decline in the broader stock market as measured by the S&P 500.+

PERFORMANCE ANALYSIS

At the start of the year we wrote about the weak economy, the expected monetary stimulus in the form of interest rate cuts, and inexpensive economically sensitive stocks. The Portfolio was positioned to take advantage of the economic cycle as it turned back up. The Federal Reserve Board did its part, cutting interest rates a record 11 times throughout the year. However, the economy did not respond as quickly as many investors hoped. Consequently, the inexpensive cyclical stocks stayed that way, and defensive names continued to outperform. This positioning hurt Portfolio with respect to its primary benchmark.

OUTLOOK

We certainly cannot predict the timing or strength of a domestic economic recovery. Furthermore, that is not our investment approach. However, many economically sensitive stocks appear inexpensive. We continue to search for individual stocks with strong franchises, growth prospects, and a stock price that appears overly depressed. We will build a diversified portfolio of these names, looking to hold them for superior long-term price appreciation.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

MATTHEW D. FINN, CFA AND
MATTHEW NORRIS, CFA
PORTFOLIO MANAGERS

The Value Stock Portfolio seeks long-term accumulation of capital. The secondary objective is the production of income. The Portfolio invests primarily in equity securities of companies, which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                     SHARES         VALUE       PORTFOLIO
-------                                     -------     -----------   ----------
CitiGroup, Inc.                             132,406     $ 6,683,855       4.9%
Exxon Mobil Corporation                     164,904       6,480,726       4.7%
Chevron Corporation                          43,660       3,912,373       2.8%
Verizon Communications, Inc.                 80,005       3,797,037       2.8%
Bank of America Corporation                  58,580       3,687,611       2.7%
SBC Communications, Inc.                     76,010       2,977,312       2.2%
Wells Fargo & Company                        64,500       2,802,525       2.0%
JP Morgan Chase and Company                  71,422       2,596,190       1.9%
Procter & Gamble Company                     30,900       2,445,117       1.8%
Morgan Stanley Dean Witter &
 Company                                     41,810       2,338,851       1.7%
                                                        -----------      ----
                                                        $37,721,597      27.5%
                                                        ===========      ====

[CHART]

Cash and Other Assets/Liabilities                   3.0%
Transportation                                      0.5%
Health Care                                         3.7%
Utilities                                           4.2%
Basic Materials                                     5.5%
Capital Goods                                       7.1%
Communication Services                              7.6%
Technology                                          7.6%
Energy                                              8.3%
Consumer Cyclical                                   9.2%
Consumer Staples                                   12.8%
Financial                                          30.5%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                   -10.45%
Five year                    1.73%
Since inception (5/2/94)     9.34%
----------------------------------

                               Value Stock                          Russell 1000
                                Portfolio             CPI            Value Index
  5/2/1994                       $10,000            $10,000            $10,000
12/31/1994                       $10,457            $10,190            $10,209
12/31/1995                       $13,904            $10,448            $14,124
12/31/1996                       $18,207            $10,793            $17,181
12/31/1997                       $22,065            $10,984            $23,223
12/31/1998                       $22,452            $11,160            $26,855
12/31/1999                       $22,513            $11,452            $28,826
12/31/2000                       $22,149            $11,845            $30,847
12/31/2001                       $19,834            $12,028            $29,121

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+ The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.

Small Company Value Portfolio

PERFORMANCE

For the year ended December 31,2001, the Small Company Value Portfolio returned
15.59 percent.* The Russell 2000 Value Index** returned 14.02 percent for the same period.

PERFORMANCE ANALYSIS

After posting negative returns for the first time in a decade in 2000, U.S. equity markets started 2001 on an upbeat note with a powerful January rally. The Fed cut interest rates 11 times during the year bringing the Federal Funds Rate down from 6.50 percent to a 40-year low of 1.75 percent. As the year progressed, interest-rate reductions, a tax cut, lower oil prices and tumbling mortgage rates, all did surprisingly little for the slumping economy. The Dow industrials fell 7.1 percent, the S&P 500 fell 11.9 percent and the tech heavy NASDAQ Composite ended 2001 down 21.1 percent. Economic fundamentals deteriorated dramatically as the economy reversed from above trend growth of 8 percent in the second quarter to a -1.3 percent contraction in the third quarter leading to the first recession in the U.S. in a decade. In this environment, valuations contracted as the outlook for corporate earnings across the economy turned sharply negative.

The September 11 terrorist attacks sparked a sharp sell-off following a suspension in stock trading for four business days. This was the market's first sustained closure since the Depression-era banking crisis, which forced a nine-day closure of the NY Stock Exchange in 1933. The DJIA dropped 14.3 percent in the first week after stock trading resumed on Sept. 17th. By the fourth quarter, stocks began to surge as the market rallied sharply through year-end. The DJIA rose 13.3 percent in the fourth quarter, the S&P climbed 10.3 percent, and the NASDAQ soared 30.2 percent, led by many of the technology and telecom stocks that tumbled during the year. Despite the fourth quarter rally, the DJIA posted its second consecutive year of negative returns; the first time that has occurred since 1973-74.

After a -13.3 percent third quarter decline, the Russell 2000 Value Index returned 16.7 percent in the fourth quarter. In 2001, small cap was clearly favored over large cap and Value was clearly favored over Growth. The preference for both smaller and cheaper stocks converged in the Russell 2000 Value Index, which returned 14.0 percent for the year. Index returns were driven by gains in the Consumer Staples, Consumer Cyclical, Technology, Financial Services and Transportation sectors. The Other Energy and Utilities sectors were the worst performing Index sectors for the year.

Stock selection was the key to 2001's favorable performance. Stock selection in Transportation, Consumer Cyclical, Financial Services, Health Care, Energy and Capital Goods were accrete to performance, while our stock selection in Basic Materials and Technology detracted from relative returns. Our sector overweights--a byproduct of security selection decisions--in Autos and Transportation, Consumer Discretionary and our underweights in Health Care and Utilities helped relative returns, while our overweights in Other Energy, as well as our underweights in Consumer Staples and Financial Services detracted from relative returns.

OUTLOOK

Looking into 2002, we believe that signs of an economic recovery are indeed appearing. We feel that consumer confidence has turned up, business inventory liquidation has been faster and deeper than most had expected - particularly in autos. It is likely we will see some improvement in the manufacturing sector performance before midyear. Some pockets of technology spending are expected to strengthen soon as well. In the first quarter, we expect economic data to be mixed. Looking beyond the first quarter and into the second half, we see signs of economic stabilization and recovery on the horizon. Consumer confidence has moved up markedly from recent lows and the pace of job losses is slowing. Underlying all of this is a favorable inflation picture that is driven by lower energy prices, slack labor markets and a general lack of pricing power in the economy. We feel that a still soft consumer spending outlook, weak personal income growth and high debt levels must temper any forecast of second half growth in 2002. Likewise, we believe high corporate debt levels, weak profitability and a general lack of pricing power argue for a gradual return to positive economic growth as opposed to a more rapid recovery.

As always we invest in stocks on a bottom-up basis based on an in-depth understanding of their businesses, rather than focusing on top-down forecasts.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

JOHN BURBANK, CFA
STATE STREET RESEARCH AND MANAGEMENT COMPANY

The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values that are low relative to their underlying value or future earnings and growth potential. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses. While Advantus Capital Management, Inc. serves as investment adviser to the Portfolio, State Street Research & Management Company provides investment advice to the Small Company Value Portfolio under a sub-advisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                     SHARES         VALUE       PORTFOLIO
-------                                     -------      ----------   ----------
International Game Technology                16,600      $1,133,780       2.8%
Methanex Corporation                        195,900       1,085,286       2.7%
Varian Semiconductor Equipment               27,900         965,061       2.4%
Navistar International Corporation           20,700         817,650       2.0%
Phelps Dodge Corporation                     24,600         797,040       2.0%
Borg-Warner Automative, Inc.                 14,100         736,725       1.8%
Harrah's Entertainment, Inc.                 19,600         725,396       1.8%
Stillwater Mining Company                    38,400         710,400       1.7%
Readers Digest Association                   30,000         692,400       1.7%
ACE, Ltd.                                    17,100         686,565       1.7%
                                                         ----------      ----
                                                         $8,350,303      20.6%
                                                         ==========      ====

[CHART]

Cash and Other Assets/Liabilities                   1.7%
Utilities                                           1.2%
Consumer Staples                                    2.1%
Transportation                                      4.7%
Health Care                                         5.0%
Financial                                           8.2%
Energy                                              9.5%
Basic Materials                                    14.8%
Capital Goods                                      15.3%
Technology                                         16.9%
Consumer Cyclical                                  20.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                    15.59%
Since inception (10/1/97)    7.65%
----------------------------------

                                Small Company      Russell 2000
                               Value Portfolio      Value Index            CPI
 10/1/1997                         $10,000            $10,000            $10,000
12/31/1997                         $10,229            $10,168            $10,019
12/31/1998                         $ 9,539            $ 9,513            $10,179
12/31/1999                         $ 9,246            $ 9,371            $10,446
12/31/2000                         $11,835            $11,508            $10,804
12/31/2001                         $13,679            $13,121            $10,972

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

Global Bond Portfolio

PERFORMANCE

The Advantus Series Fund Global Bond Portfolio experienced a negative 1.51 percent* return for the year ended December 31, 2001. This compares to the Portfolio's benchmark, the Salomon Bros. World Govt. Bond Index**, which posted a negative 0.99 percent return.

PERFORMANCE ANALYSIS

The attack on the U.S. clouded every market and unwound all assumptions about growth and economic health. With an already weakening economy seen through worsening labor markets and over investment, the attacks underscored deteriorating confidence and accelerated the reduction in spending. Fed rate cuts, 125 basis points (1.25 percent) in the last quarter alone, brought the Fed funds rate to 1.75 percent at year-end, a level that no one could have predicted. Spending picked up towards the end of the year, but only at a huge cost to retailers and automakers.

Japan's bond market, caught between the conflicting forces of dire economic performance, further monetary stimulus from the Bank of Japan and downgrades from the major credit rating agencies, had a dismal year, losing almost 10 percent in U.S. dollar terms. The successful introduction of the Euro as a hard currency gave that currency a lift, but it remains to be seen if this will continue. In Europe, the perception that any recovery will be weaker and more distant than here made European bond markets relatively more attractive. The net effect was that the U.S. was by far the best performer for the year, returning more than 6.50 percent. The next best performer returned less than 2 percent in dollar terms.

The European bond story is more positive going into the new-year. Growth is poor, and there is less stimulus in the pipeline than in the U.S. Inflation will fall to the bottom of its range in the next six months, and rate cuts (not priced in to the market), are on the way. If markets as a whole struggle over the next few months, Europe should outperform the U.S.

The U.S. fixed income market saw the Federal Reserve slash the Fed Funds rate an unprecedented 11 times for Fed rate cuts totaling 4.75 percent. As the Fed pushed down short rates, the U.S. Treasury decided to eliminate future issuance of 30-year Treasury bonds, which sent their yields plummeting. Add to this mix: the September 11th tragedy, a volatile equity market, a tremendous wave of mortgage loan refinancing, and the demise of Enron in the corporate bond market and you had a formula for extreme volatility. When the dust settled, the U.S Treasury yield curve had short-term interest rates at 40-year lows, lower intermediate interest rates and long rates were basically unchanged.

Within the U.S. bond market, corporate bonds led the charge this year with an annual return of 10.40%, followed by mortgage backed securities returning 8.22%, while government securities generated a 7.23% return.

Our bias to overweight corporate bonds and mortgage backed securities helped performance as these sectors enjoyed the best relative performance. The Portfolio's duration was slightly long the index and, the overweight in five and ten-year maturities helped performance, as the yield curve became steep over the course of the year.

OUTLOOK

Going forward in the U.S. portion of the Portfolio, the emphasis will be on quality assets that provide a yield advantage over U.S. Government securities.

We feel that the outlook for the Japanese market has improved slightly. The economy continues to struggle, though this is not new. What is new is speculation that the government will come up with more public money for the beleaguered banking sector. That should be positive for Japanese Government Bonds.

As for currencies, we remain neutral in our exposure to the G3 currencies, the USD, the Yen and the Euro. However, we are comfortable with certain intra-region positions: for example, within Europe we prefer the Swedish Krone over the Euro, and in the dollar bloc we prefer the Australian dollar over the U.S. dollar.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

EDWARD DOVE
JULIUS BAER
INVESTMENT MANAGEMENT
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL MANAGEMENT

The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the Global Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST BOND HOLDINGS

                                                           MARKET      % OF BOND
COMPANY                                                     VALUE      PORTFOLIO
-------                                                 -----------    ---------
Bundesrepublic (Euro)--3.750%, 01/04/09                 $ 1,509,923       4.2%
Deutschland Republic (Euro)--6.000%, 09/15/03             1,477,015       4.1%
Denmark (Danish Krona)--8.000%, 05/15/03                  1,322,505       3.6%
Deutschland Republic (Euro)--4.750%, 07/04/08               973,966       2.7%
Sweden (Swedish Krona)--5.250%, 03/15/11                    957,834       2.6%
Sweden (Swedish Krona)--6.750%, 05/05/14                    927,890       2.5%
Japan (Japanese Yen)--2.200%, 05/20/31                      867,677       2.4%
U.S. Treasury Note (U.S. Dollar)--3.375%, 01/15/07          844,306       2.3%
FNMA (U.S. Dollar)--7.000%, 12/01/31                        765,000       2.1%
FNMA (U.S. Dollar)--7.000%, 11/01/31                        761,566       2.1%
                                                        -----------      ----
                                                        $10,407,682      28.6%
                                                        ===========      ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                    -1.51%
Since inception (10/1/97)    1.62%
----------------------------------

                                 Global Bond  Salomon Brothers World
                                  Portfolio    Government Bond Index       CPI
 10/1/1997                         $10,000            $10,000            $10,000
12/31/1997                         $10,008            $10,021            $10,019
12/31/1998                         $11,626            $11,555            $10,179
12/31/1999                         $10,719            $11,061            $10,446
12/31/2000                         $10,870            $11,237            $10,804
12/31/2001                         $10,706            $11,125            $10,972

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

Index 400 Mid-Cap Portfolio

PERFORMANCE

The Index 400 Mid-Cap Portfolio posted a return of -1.07 percent* for the year ended December 31, 2001. This compares to the S&P 400 MidCap Index** return of -0.61 percent for the same period.

PERFORMANCE ANALYSIS

The S&P Midcap Index had five of its 11 sectors post positive gains for the year helped by consumer cyclicals which contributed 1.47 percentage points based on a gain of 11.84 percent. Capital goods was the second largest contributor at 1.26 percent, as the sector jumped 16.89 percent. Technology was the biggest drain on performance. Its 8.82 percent loss erased 2.02 percentage points from the Index's annual return. The top five contributing stocks included Nvidia Corporation, Networks Associates, Inc., Genzyme Corporation, Symantec Corporation and Affiliated Computer Services (Nvidia Corporation and Genzyme Corporation are no longer held in the Index). The worst contributing stocks included Millennium Phamaceuticals, Inc., Waters Corporation, Rational Software Corporation, Vertex Pharmaceuticals, Inc. and Triquint Semiconductor, Inc. (Waters Corporation is no longer held in the Index).

OUTLOOK

We believe the worst is over and anticipate that the economy will work out of the recession and growth will be evident by mid-year 2002. With this degree of acceleration, we could see growth levels only slightly lower than we did in 1996 through 1999. We expect unemployment to bottom in the first quarter. By the third quarter of 2002, the vast amount of stimuli pumped into the economy by the Fed actions taken in 2001 will begin to take effect.

What does this mean for investors? We expect that the second half of 2002 will be an outstanding environment for stocks. The result of the aggressive fiscal and monetary policy actions taken in 2001, will have legs. We expect that capital spending, which was out of vogue in 2001, will be back, helping many sectors including technology.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

JIM SEIFERT, PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                      SHARES         VALUE      PORTFOLIO
-------                                      ------      ----------   ----------
Idec Pharmaceuticals Corporation              6,780      $  467,345       1.2%
Electronic Arts, Inc                          6,094         365,335       1.0%
SunGard Data Systems, Inc                    12,423         359,397       0.9%
M & T Bank                                    4,221         307,500       0.8%
Quest Diagnostics, Inc                        4,249         304,696       0.8%
Marshal & Ilsley Corporation                  4,692         296,910       0.8%
Affiliated Computer Services, Inc             2,677         284,110       0.7%
Gilead Sciences, Inc                          4,265         280,296       0.7%
DST Systems, Inc                              5,351         266,747       0.7%
Washington Post Company                         475         251,750       0.7%
                                                         ----------       ---
                                                         $3,184,086       8.3%
                                                         ==========       ===

[CHART]

Cash and Other Assets/Liabilities                   8.3%
Communication Services                              1.3%
Transportation                                      1.7%
Basic Materials                                     5.1%
Capital Goods                                       5.2%
Energy                                              5.4%
Utilities                                           6.3%
Consumer Staples                                    8.2%
Health Care                                        10.5%
Consumer Cyclical                                  12.0%
Technology                                         17.7%
Financial                                          18.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                    -1.07%
Since inception (10/1/97)   10.93%
----------------------------------

                                  Index 400          S&P 400
                              Mid-Cap Portfolio    MidCap Index            CPI
 10/1/1997                         $10,000            $10,000            $10,000
12/31/1997                         $10,006            $10,083            $10,019
12/31/1998                         $11,675            $12,008            $10,179
12/31/1999                         $13,541            $13,775            $10,446
12/31/2000                         $15,714            $16,187            $10,804
12/31/2001                         $15,546            $16,088            $10,972

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+ "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Macro-Cap Value Portfolio

PERFORMANCE

The Macro-Cap Value Portfolio returned -7.74 percent* for the year ended December 31, 2001. The S&P 500 Index** returned -11.90 percent for the same period.

PERFORMANCE ANALYSIS

The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while an equity market hammered stocks for the second year in a row.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times, a total reduction of 475 basis points (4.75 percent), bringing the Fed Funds rate to the lowest level in 40 years, 1.75 percent. The tragic events of September 11 exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

For the first time in more than 25 years, the broad market ended consecutive years in negative territory. For 2001, the S&P 500 declined 11.90 percent following a 9.0 percent fall the prior year. Within the broad market, small cap stocks posted the best returns with the Russell 2000 Index+ increasing 2.50 percent. As dramatic was the difference in performance between growth and value stocks across market capitalization. As the slowdown in capital spending continued to create havoc for technology company earnings, the Russell 1000 Growth Index++, with its heavier emphasis on technology stocks, fell 20.50 percent while the Russell 1000 Value Index++ dropped by 5.60 percent.

The steep decline in all equity market indices when stock trading resumed after September 11 proved to be the market bottom for the year. Investors began to respond positively to news of success in the U.S. military campaign against terrorists. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning 30 percent to close above pre-September 11 levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the telecommunications sector. More cyclical sectors, like retail and basic materials, which responded to the Federal Reserve's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

In 2001, the Portfolio substantially outperformed its benchmark, the S&P 500 Index. Stock selection was favorable in 15 of 19 sectors, led by robust gains in Industrial Cyclicals, Retail and Energy sectors. Underweights in Enron and ALZA Corporation, combined with overweights in the CIT Group, Tyco International and Cendant were among the positions that added most to the positive excess returns. On the down side, stock selection in Telecommunications, Pharmaceuticals and System Hardware detracted from results. Overweights in Sun Microsystems, Level 3 Communications, Global Marine and Schering Plough Corporation, combined with an underweight in AT&T, negatively impacted the Portfolio.

OUTLOOK

We believe that the economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, we feel that investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

HENRY D. CAVANNA AND
JAMES RUSSO, CFA
PORTFOLIO MANAGERS
J.P. MORGAN INVESTMENT MANAGEMENT

The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                      SHARES        VALUE       PORTFOLIO
-------                                      ------      ----------   ----------
General Electric Company                     30,100      $1,206,408       4.7%
Tyco International, Ltd                      18,120       1,067,268       4.2%
CitiGroup, Inc.                              19,526         985,673       3.9%
Microsoft Corporation                        13,900         920,875       3.6%
Exxon Mobil Corporation                      19,748         776,096       3.0%
Philip Morris Companies, Inc                 15,200         696,920       2.7%
Intel Corporation                            18,300         575,535       2.3%
International Business Machines
  Corporation                                 4,700         568,512       2.2%
Ambac Financial Group, Inc                    9,144         529,072       2.1%
Wal-Mart Stores, Inc                          9,000         517,950       2.0%
                                                         ----------      ----
                                                         $7,844,309      30.7%
                                                         ==========      ====

[CHART]

Cash and Other Assets/Liabilities                   4.9%
Basic Materials                                     3.1%
Utilities                                           3.8%
Communication Services                              5.9%
Energy                                              6.9%
Consumer Staples                                    9.7%
Consumer Cyclical                                   9.8%
Capital Goods                                      10.6%
Health Care                                        10.9%
Technology                                         17.2%
Financial                                          17.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

[CHART]

-----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                     -7.74%
Since inception (10/15/97)    2.30%
-----------------------------------

                                  Macro-Cap
                               Value Portfolio     S&P 500 Index           CPI
10/15/1997                         $10,000            $10,000            $10,000
12/31/1997                         $ 9,787            $10,287            $10,019
12/31/1998                         $11,973            $13,227            $10,179
12/31/1999                         $12,831            $16,006            $10,446
12/31/2000                         $11,931            $14,543            $10,804
12/31/2001                         $11,007            $12,813            $10,972

On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through December 31, 2001 and on October 1, 1997 through December 31, 2001 for the S&P 500 Index and the Consumer Price Index.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+ The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 Growth Index contains those stocks from the Russell 2000 with high price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
++ The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 Growth Index contains those stocks from the Russell 1000 with high price to book ratios. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

Micro-Cap Growth Portfolio

PERFORMANCE

The Micro-Cap Growth Portfolio posted a return of -11.33 percent* for the year ended December 31, 2001. By comparison, the Russell 2000 Growth Index** posted a return of -9.23 percent for the same period.

PERFORMANCE ANALYSIS

Historically, smaller capitalization growth stocks underperform going into a recession or economic slowdown, then lead the ensuing recovery. This is exactly what the Micro-Cap Growth Portfolio experienced in 2001.

A slowing economy and high energy prices put downward pressure on corporate earnings during the first quarter. U.S. equities fell across all size segments. Growth stock prices, particularly technology and health care stocks, fell sharply as high growth, high P/E+ stocks suffered the brunt of the decline. Shares of technology and healthcare stocks fell precipitously during the quarter in both the Portfolio and the benchmark as investors fled from tech-related stocks. Despite a correction that began a year ago, investors shunned tech issues in favor of more value-oriented stocks. The Advantus portfolio returned -20.84 percent in the first quarter of 2001, outperforming the Russell 2000 Growth Index return of -15.21 percent.

In the second quarter of 2001, the market reversed its course and the equity market recovered, led by smaller capitalization stocks. Shares of technology and healthcare stocks, which had fallen precipitously in the first quarter, provided the largest gains in the second quarter. Energy stocks, the one bright spot in the first quarter, declined sharply in the second quarter as commodity prices declined. The Portfolio gained 27.44 percent in the second quarter, outperforming the Russell 2000 Growth Index gain of 18.12 percent. Investments in the healthcare sector added significantly to Portfolio returns due to an over-weighted position relative to the benchmark and exceptional stock selection. Stock selection in the technology and consumer discretionary sectors also added value during the quarter.

Stock prices tumbled precipitously in the third quarter of 2001 as the faltering economy, already on the verge of recession, was staggered by the events of September 11th. All capitalization segments were battered and small-cap growth stocks suffered the brunt of the decline. Virtually all sectors of the Russell 2000 Growth Index posted negative performance in the third quarter and six of the major economic sectors posted losses greater than 20 percent, including technology, consumer discretionary, healthcare and energy. The Portfolio declined 34.41 percent in the third quarter of 2001, lagging the Russell 2000 Growth Index decline of -28.09 percent. Investments in the technology, consumer discretionary, energy and utilities sectors had a negative effect on portfolio performance. Investments in the healthcare sector helped marginally, as the area declined less than others and the portfolio was slightly over-weighted in this sector.

In the fourth quarter, U.S. equities staged a convincing recovery following the post-attack lows set on September 21st. All capitalization segments rebounded, particularly smaller capitalization growth-oriented issues. The Portfolio gained
34.02 percent in the fourth quarter, outperforming the Russell 2000 Growth Index gain of 26.17 percent. Investments in the technology, healthcare, consumer discretionary and energy sectors added to Portfolio performance. Stock selection in the consumer discretionary, technology and energy sectors was particularly strong.

OUTLOOK

We feel that there are several factors that should have a positive impact on the economy in 2002:

*     Global interest rates have fallen significantly.
*     Energy prices have fallen dramatically.
*     Stable home prices.
*     Unprecedented monetary stimulus - 475 basis points (4.75 percent) in 2001.
*     Additional tax breaks go into effect in 2002.
*     Excess inventories that contributed to recession are being depleted.

We also believe there are a few factors that could potentially hinder a recovery:

*     Corporate balance sheets have deteriorated.
*     Unemployment may continue to rise.
*     Consumers are extended.
*     Deflation is a risk.

We anticipate that the economy will continue to show signs of recovery in the first half of 2002, triggered by the significant monetary and fiscal stimulus that has been pumped into the economy. In addition, we expect that the inventory correction that pushed the economy into a recession will start to reverse, causing production to increase once again. Finally, as companies are convinced that the recovery is underway, we feel that capital spending should start to resume, providing further stimulus to the economy.

We are confident that smaller capitalization growth stocks will lead the ensuing recovery and in fact, we are likely seeing this occurrence now. Over the last 50 years, small-caps have always outperformed larger stocks coming out of a recession. Our long-term outlook for small-cap growth stocks is, therefore, optimistic although we certainly recognize that there may be difficult periods in the near term.

The stock market usually recovers three to six months ahead of the economy albeit past performance is not indicative of future results. As such, we have invested the Portfolio in those areas that we believe offer the greatest potential for growth. We currently have a slightly over-weighted position in technology, healthcare and energy and have under-weighted the Portfolio in the consumer sector. As always, we will continue to position the Portfolio to produce long-term outperformance, but are cognizant of the short-term risks.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

[PHOTO]

WILLIAM JEFFREY, III,
KENNETH F. MCCAIN
AND DAVID A. BARATTA
WALL STREET ASSOCIATES

The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                        SHARES       VALUE      PORTFOLIO
-------                                        ------    ----------   ----------
Tweeter Home Entertainment
  Group, Inc                                   38,300    $1,110,700       2.5%
Intermune, Inc                                 22,100     1,088,646       2.5%
ILEX Oncology, Inc                             38,000     1,027,520       2.4%
Cubist Pharmaceuticals, Inc                    27,000       970,920       2.2%
Charles River Laboratories
  International, Inc                           28,400       950,832       2.2%
First Horizon Pharmaceutical
  Corporation                                  31,100       914,029       2.1%
Coinstar, Inc                                  35,700       892,500       2.0%
Children's Place Retail Stores, Inc            30,000       814,500       1.9%
Universal Compression Holdings, Inc            27,300       805,077       1.8%
Applied Films Corporation                      25,700       803,125       1.8%
                                                         ----------      ----
                                                         $9,377,849      21.4%
                                                         ==========      ====

[CHART]

Cash and Other Assets/Liabilities                   2.7%
Basic Materials                                     0.8%
Consumer Staples                                    1.6%
Communication Services                              1.9%
Energy                                              5.1%
Capital Goods                                       7.4%
Consumer Cyclical                                  11.9%
Health Care                                        30.1%
Technology                                         38.5%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

[CHART]

------------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                     -11.33%
Since inception (10/1/97)     13.52%
------------------------------------

                                  Micro-Cap        Russell 2000
                              Growth Portfolio     Growth Index            CPI
 10/1/1997                         $10,000            $10,000            $10,000
12/31/1997                         $ 8,680            $ 9,181            $10,019
12/31/1998                         $ 9,846            $ 9,295            $10,179
12/31/1999                         $24,494            $13,301            $10,446
12/31/2000                         $19,338            $10,318            $10,804
12/31/2001                         $17,147            $ 9,365            $10,972

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.
+     P/E ratio is a stocks price divided by its earnings per share.

Real Estate Securities Portfolio

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 10.03 percent* for the year ended December 31, 2001. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)**, which provided a return of 10.33 percent over the same period.

PERFORMANCE ANALYSIS

Real estate stocks, with their approximate 11 percent return, had a strong year for performance in 2001 relative to the broader equity markets. While larger capitalization real estate stocks led returns in 2000, 2001 provided a year of contrast. Early in the year, the lesser quality, high dividend companies had strong price performance, as investors wanted to take advantage of an anticipated rally in the bond market. These "unwanted and unloved" companies with high quality current income through their dividends led the year with significant strength. As the year moved on, companies that traded at significant discounts to the underlying value of their assets were also recognized as their prices also increased. The events of September 11 had major effects on certain real estate companies (hotel, homebuilder, and regional mall companies) due to the cessation in business travel and declines in consumer confidence. After the first few days of post- 9/11 trading, these stocks performed very well as investors chose to ignore short-term profits while focusing on the recovery of 2002.

Due to economic weakness, fundamentals for real estate declined over the course of the year resulting in lower occupancy and rent growth. Despite the pressure on the fundamentals, private market valuations for real estate have remained stable due in large part to declining interest rates. Real estate companies fared well relative to other industries due to the late-term cyclical nature of these companies and the long-term nature of leases that keep the cashflow rather stable. As expected, reduced earnings guidance appeared in 2001, however, real estate stocks still show positive growth rates.

The Portfolio also did very well relative to its peers and its benchmark. This performance was attributable to our stockpicking, not by merely chasing property type, market capitalization or yield. Developers Diversified Realty (+43 percent), Extended Stay America (+27 percent), and Security Capital Group (+26 percent) were the Portfolio's best performing stocks due to their strong returns and our large overweight in the portfolio relative to our benchmark index weights.

OUTLOOK

We expect the economy to begin showing signs of turnaround very soon, but nothing material until after mid-year 2002. Only after U.S. corporations feel confident about their prospects for profits will they make decisions regarding leasing new space. Therefore, we do not expect that fundamentals for real estate will improve until late 2002 or early 2003.

We feel that real estate stocks with higher dividends and that are trading at discounts to their underlying value of the real estate should continue to fare well in the first half of the year. As investors become more confident in the recovery of the economy, we expect that stocks that are sensitive to that cyclical change should perform better. The Portfolio continues to place focus on geographic regions where job growth exceeds that of the nation and areas where new development is discouraged. As market pricing seems fairly rational today, we foresee 2002 being a year where fundamental research and stockpicking will be rewarded. Our analysis of valuations, operating fundamentals and market sentiment should help us deliver value to the Portfolio.

The Advantus Real Estate Team thanks you for your confidence.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO]

JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                      SHARES         VALUE      PORTFOLIO
-------                                      ------      ----------   ----------
ProLogis Trust                               40,800      $  877,608       5.8%
Equity Office Properties Trust               27,700         833,216       5.5%
Apartment Investment and
  Management                                 16,360         748,143       5.0%
Simon Property Group, Inc                    20,700         607,131       4.0%
Equity Residential Properties Trust          20,100         577,071       3.8%
Carramerica Realty Corporation               19,100         574,910       3.8%
P.S. Business Parks, Inc.                    16,600         522,900       3.5%
Security Capital Industrial Trust            19,400         492,178       3.3%
Vomado Realty Trust                          11,300         470,080       3.1%
Arden Realty Group, Inc                      16,800         445,200       2.9%
                                                         ----------      ----
                                                         $6,148,437      40.7%
                                                         ==========      ====

[CHART]

Cash and Other Assets/Liabilities                     3.5%
Basic Materials                                       0.4%
Consumer Cyclical                                     3.0%
Financial                                            93.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

[CHART]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN:
One year                    10.03%
Since inception (5/1/98)     3.40%
----------------------------------

                                                Wilshire Associates
                       Real Estate            Real Estate Securities
                   Securities Portfolio                Index               CPI
  5/1/1998               $10,000                      $10,000            $10,000
12/31/1998               $ 8,510                      $ 8,568            $10,098
12/31/1999               $ 8,179                      $ 8,294            $10,362
12/31/2000               $10,274                      $10,843            $10,718
12/31/2001               $11,305                      $11,964            $10,884

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2001.

[SIDENOTE]

* Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
** The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS)

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2001, and the related statements of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented in note 11 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2001, and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                        KPMG LLP

Minneapolis, Minnesota
February 8, 2002

                                                                Growth Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
COMMON STOCK (96.2%)
    CAPITAL GOODS (8.6%)
      Electrical Equipment (6.4%)
     479,700   General Electric
                Company                                              $19,226,376
                                                                     -----------
      Manufacturing (2.1%)
     107,684   Tyco International, Ltd. (c)                            6,342,588
                                                                     -----------
      Office Equipment (.1%)
       6,800   Lexmark International,
               Inc. (b)                                                  401,200
                                                                     -----------
    COMMUNICATION SERVICES (.6%)
      Telecommunication (.6%)
      35,000   Qualcomm, Inc. (b)                                      1,767,500
                                                                     -----------
    CONSUMER CYCLICAL (10.9%)
      Auto (.3%)
      16,000   Harley-Davidson, Inc.                                     868,960
                                                                     -----------
      Photography/Imagery (.1%)
       7,262   Eastman Kodak
                Company                                                  213,721
                                                                     -----------
      Retail (8.7%)
     116,100   Bed Bath & Beyond,
                Inc. (b)                                               3,935,790
       6,525   eBay, Inc. (b)                                            436,522
     123,600   Family Dollar Stores                                    3,705,528
     174,850   Home Depot, Inc.                                        8,919,098
      46,800   Kohl's Corporation (b)                                  3,296,592
     100,700   Wal-Mart Stores, Inc.                                   5,795,285
                                                                     -----------
                                                                      26,088,815
                                                                     -----------
      Service (1.8%)
      50,900   Omnicom Group                                           4,547,915
      20,400   TMP Worldwide, Inc. (b)                                   875,160
                                                                     -----------
                                                                       5,423,075
                                                                     -----------
    CONSUMER STAPLES (9.1%)
      Beverage (3.6%)
     132,990   Pepsico, Inc.                                           6,475,283
      93,200   The Coca-Cola Bottling
                Company                                                4,394,380
                                                                     -----------
                                                                      10,869,663
                                                                     -----------
      Broadcasting (.9%)
      75,400   Comcast
                Corporation (b)                                        2,714,400
                                                                     -----------
      Entertainment (.5%)
      35,100   Viacom, Inc. (b)                                        1,549,665
                                                                     -----------
      Food & Health (.9%)
     104,400   Sysco Corporation                                     $ 2,737,368
                                                                     -----------
      Service (2.4%)
      53,600   Automatic Data
                Processing, Inc.                                       3,157,040
     124,000   Concord EFS, Inc. (b)                                   4,064,720
                                                                     -----------
                                                                       7,221,760
                                                                     -----------
      Tobacco (.8%)
      54,900   Philip Morris
                Companies, Inc.                                        2,517,165
                                                                     -----------
    ENERGY (1.9%)
      Oil (.5%)
      17,400   ChevronTexaco
                Corporation                                            1,559,214
                                                                     -----------
      Oil & Gas (1.4%)
      41,600   EOG Resources, Inc.                                     1,626,976
      46,800   Noble Drilling
               Corporation (b)                                         1,593,072
      18,346   Veritas DGC, Inc. (b)                                     822,268
                                                                     -----------
                                                                       4,042,316
                                                                     -----------
    FINANCIAL (8.8%)
      Banks (.7%)
      54,700   The Bank of New
                York Company, Inc.                                     2,231,760
                                                                     -----------
      Consumer Finance (2.1%)
      61,579   Capital One Financial
                Corporation                                            3,322,187
      49,000   Household
                International, Inc.                                    2,839,060
                                                                     -----------
                                                                       6,161,247
                                                                     -----------
      Insurance (2.8%)
      83,900   American International
                Group                                                  6,661,660
      28,600   Arthur J. Gallagher &
                Company                                                1,628,770
                                                                     -----------
                                                                       8,290,430
                                                                     -----------
      Investment Bankers/Brokers (3.2%)
     116,300   CitiGroup, Inc.                                         5,870,824
      18,300   Goldman Sachs
                Group, Inc.                                            1,697,325
      43,500   SEI Investments
                Company                                                1,962,285
                                                                     -----------
                                                                       9,530,434
                                                                     -----------

                See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
    HEALTH CARE (27.0%)
      Biotechnology (2.5%)
      30,100   Amgen, Inc. (b)                                       $ 1,698,844
      27,200   Genentech, Inc. (b)                                     1,475,600
      70,500   Genzyme
                Corporation (b)                                        4,220,130
                                                                     -----------
                                                                       7,394,574
                                                                     -----------
      Drugs (15.2%)
     149,100   American Home
                Products Corporation                                   9,148,776
      22,000   Andrx Corporation (b)                                   1,549,020
      26,400   Bristol-Myers Squibb
                Company                                                1,346,400
      32,954   Cardinal Health, Inc.                                   2,130,806
      67,000   Eli Lilly & Company                                     5,262,180
      70,800   Merck & Company, Inc.                                   4,163,040
     420,725   Pfizer, Inc.                                           16,765,891
      49,900   Pharmacia Corporation                                   2,128,235
      45,200   Teva Pharmaceutical
                Industries, Ltd. (c)                                   2,785,676
                                                                     -----------
                                                                      45,280,024
                                                                     -----------
      Health Care -- Diversified (3.4%)
      54,900   Abbott Laboratories                                     3,060,675
     119,400   Johnson & Johnson                                       7,056,540
                                                                     -----------
                                                                      10,117,215
                                                                     -----------
      Medical Products/Supplies (5.9%)
      83,217   Baxter International, Inc.                              4,462,928
     102,300   Biomet, Inc.                                            3,161,070
      26,500   Laboratory Corporation
                of America Holdings                                    2,142,525
     120,400   Medtronic, Inc.                                         6,165,684
      59,300   Zimmer Holdings, Inc.                                   1,811,022
                                                                     -----------
                                                                      17,743,229
                                                                     -----------
    TECHNOLOGY (28.9%)
      Communications Equipment (.9%)
      26,270   Avaya, Inc. (b)                                           319,180
      20,000   Brocade Communication
                Systems, Inc. (b)                                        662,400
      22,901   Ciena Corporation (b)                                     327,713
      13,400   Comverse Technology,
                Inc. (b)                                                 299,758
      29,103   Corning, Inc. (b)                                         259,599
      53,559   Lucent Technologies, Inc.                                 336,886
      27,006   Motorola, Inc.                                            405,630
                                                                     -----------
                                                                       2,611,166
                                                                     -----------
      Computer Hardware (4.7%)
      33,900   Compaq Computer
                Corporation                                          $   330,864
      11,654   Computer Associates
                International, Inc.                                      401,946
     103,540   Dell Computer
                Corporation (b)                                        2,814,217
      18,555   Hewlett-Packard
                Company                                                  381,120
      63,800   International Business
                Machines Corporation                                   7,717,248
       8,707   Nvidia Corporation (b)                                    582,498
     149,556   Sun Microsystems,
                Inc. (b)                                               1,845,521
                                                                     -----------
                                                                      14,073,414
                                                                     -----------
      Computer Networking (2.3%)
     353,484   Cisco Systems, Inc. (b)                                 6,401,595
      25,803   Juniper Networks, Inc. (b)                                488,967
                                                                     -----------
                                                                       6,890,562
                                                                     -----------
      Computer Peripherals (.8%)
     118,700   EMC Corporation (b)                                     1,595,328
      29,800   Network Appliance,
                Inc. (b)                                                 651,726
                                                                     -----------
                                                                       2,247,054
                                                                     -----------
      Computer Services & Software (10.4%)
      10,968   Adobe Systems, Inc.                                       340,556
       3,600   Affiliated Computer
                Services, Inc. (b)                                       382,068
     242,472   AOL Time Warner,
                Inc. (b)                                               7,783,351
       8,743   Autodesk, Inc.                                            325,852
      24,021   BEA Systems, Inc. (b)                                     370,164
      15,854   Cadence Design
                Systems, Inc. (b)                                        347,520
      10,727   Citrix Systems, Inc. (b)                                  243,074
       9,200   Computer Sciences
                Corporation (b)                                          450,616
       6,002   Electronic Arts, Inc. (b)                                 359,820
      50,900   Manugistics Group,
                Inc. (b)                                               1,072,972
      34,882   McData Corporation (b)                                    854,609
     211,100   Microsoft
                Corporation (b)                                       13,989,597
     192,823   Oracle Systems (b)                                      2,662,886
      11,989   Peoplesoft, Inc. (b)                                      481,958
      17,774   Siebel Systems, Inc. (b)                                  497,316

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
    TECHNOLOGY--CONTINUED
      12,777   SunGard Data Systems,
                Inc.(b)                                             $    369,639
      27,300   Yahoo!, Inc. (b)                                          484,302
                                                                    ------------
                                                                      31,016,300
                                                                    ------------
      Electrical Instruments (.4%)
      13,667   Agilent Technologies,
                Inc. (b)                                                 389,646
      50,800   JDS Uniphase
                Corporation (b)                                          443,484
       8,981   Waters Corporation (b)                                    348,014
                                                                    ------------
                                                                       1,181,144
                                                                    ------------
      Electrical Semiconductor (6.7%)
      29,315   Advanced Micro
                Devices (b)                                              464,936
      25,900   Altera Corporation (b)                                    549,598
      15,732   Analog Devices, Inc. (b)                                  698,343
      37,471   Applied Materials, Inc. (b)                             1,502,587
      41,700   Atmel Corporation (b)                                     330,264
      11,315   Broadcom Corporation (b)                                  463,689
     324,990   Intel Corporation                                      10,220,935
      14,597   Linear Technology
                Corporation                                              569,867
      18,100   LSI Logic Corporation (b)                                 285,618
       9,731   Microchip Technology,
                Inc. (b)                                                 376,979
      14,700   Micron Technology, Inc. (b)                               455,700
      10,600   National Semiconductor
                Corporation (b)                                          326,374
       8,800   Novellus Systems, Inc. (b)                                347,160
      14,209   PMC-Sierra, Inc. (b)                                      302,083
      12,800   RF Micro Devices, Inc. (b)                                246,144
      79,657   Texas Instruments, Inc.                                 2,230,396
      14,500   Xilinx, Inc. (b)                                          566,225
                                                                    ------------
                                                                      19,936,898
                                                                    ------------
      Electronics -- Computer Distribution (.6%)
      40,700   Flextronics International,
                Ltd. (b)(c)                                         $    976,393
      14,172   Maxim Integrated
                Products (b)                                             744,172
                                                                    ------------
                                                                       1,720,565
                                                                    ------------
      Equipment Semiconductor (.3%)
       8,513   KLA-Tencor
                Corporation (b)                                          421,904
      11,468   Teradyne, Inc. (b)                                        345,646
                                                                    ------------
                                                                         767,550
                                                                    ------------
      Service -- Data Processing (1.8%)
      19,903   Electronic Data Systems
                Corporation                                            1,364,351
      23,700   First Data Corporation                                  1,859,265
       8,702   Intuit, Inc. (b)                                          372,098
      43,100   Paychex, Inc.                                           1,510,224
       9,316   Verisign, Inc. (b)                                        354,381
                                                                    ------------
                                                                       5,460,319
                                                                    ------------
    TRANSPORTATION (.4%)
      Air Freight (.4%)
      37,300   CH Robinson Worldwide,
                Inc.                                                   1,078,529
                                                                    ------------
Total common stock
 (cost: $235,468,905)                                                287,276,200
                                                                    ------------
S & P DEPOSITORY RECEIPT (.8%)
      20,500   S & P Depository Receipt
                Trust Series I                                         2,343,560
                                                                    ------------
Total S & P Depository Receipt
  (cost: $2,292,750)                                                   2,343,560
                                                                    ------------

                See accompanying notes to financial statements.

                                                                                          MARKET
SHARES                                                                                   VALUE(a)
------                                                                                 ------------
SHORT-TERM SECURITIES (3.0%)
     5,907,882   Federated Money Market Obligations Trust -- Prime Obligation Fund,
                  current rate 2.140%                                                  $  5,907,882
           362   Provident Institutional Fund -- TempFund Portfolio,
                  current rate 2.070%                                                           362
     3,017,175   Wells Fargo & Company -- Cash Investment Fund, current rate 2.200%       3,017,175
                                                                                       ------------
                 Total short-term securities (cost: $8,925,419)                           8,925,419
                                                                                       ------------
                 Total investments in securities (cost: $246,687,074)(d)               $298,545,179
                                                                                       ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 3.4% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001 the cost of securities for federal income tax purposes was $259,805,447.
      The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation     $ 51,290,412
      Gross unrealized depreciation      (12,550,680)
                                        ------------
      Net unrealized appreciation       $ 38,739,732
                                        ============

                See accompanying notes to financial statements.

                                                                  Bond Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                                                MARKET
PRINCIPAL                                                            COUPON   MATURITY         VALUE(a)
---------                                                            ------   --------       -----------
LONG-TERM DEBT SECURITIES (96.4%)
   Government Obligations (48.1%)
     U.S. Government and Agency Obligations (46.3%)
     Federal Home Loan Mortgage Corporation (FHLMC) (3.8%)
    $1,149,838                                                       6.500%   06/01/29       $ 1,155,861
     4,250,000                                                       7.000%   07/15/05         4,618,492
     3,000,000                                                       7.000%   03/15/10         3,262,887
                                                                                             -----------
                                                                                               9,037,240
                                                                                             -----------
     Federal National Mortgage Association (FNMA) (25.8%)
     4,500,000                                                       3.500%   09/15/04         4,478,499
     1,700,000                                                       6.000%   05/15/11         1,727,392
       729,270                                                       6.500%   05/01/31           730,455
     2,094,307                                                       6.500%   05/01/31         2,097,710
     3,300,000                                                       4.000%   04/25/22         3,255,344
       824,574                                                       6.000%   08/01/14           830,916
       423,239                                                       6.000%   11/01/14           426,494
       455,912                                                       6.000%   05/01/16           457,337
     1,239,326                                                       6.000%   10/01/16         1,243,199
        57,005                                                       6.000%   12/01/31            55,819
     1,684,563                                                       6.230%   01/01/08         1,743,691
       943,061                                                       6.500%   01/01/29           948,614
       498,556                                                       6.500%   09/01/31           499,366
     2,838,428                                                       6.500%   10/01/31         2,843,041
     2,500,000                                                       6.500%   11/01/31         2,504,062
     4,826,595                                                       7.000%   09/01/31         4,923,127
       452,599                                                       7.000%   09/01/31           461,651
     5,077,109                                                       7.000%   11/01/31         5,178,651
     6,650,000                                                       7.125%   02/15/05         7,261,428
     2,756,947                                                       7.500%   04/01/31         2,845,687
     1,014,480                                                       7.500%   05/01/31         1,047,134
     3,511,710                                                       7.000%   07/01/31         3,581,945
     2,000,000                                                       6.000%   05/15/08         2,077,380
       403,987                                                       6.000%   11/01/13           407,708
       399,549                                                       6.000%   05/01/14           402,622
       425,922                                                       6.000%   02/01/29           419,482
       476,915                                                       6.000%   05/01/29           469,703
       406,774                                                       6.500%   07/01/14           415,626
       412,471                                                       6.500%   09/01/14           421,003
       379,570                                                       6.500%   10/01/28           381,399
       797,237                                                       6.500%   07/01/29           800,726
     3,534,663                                                       7.000%   05/01/31         3,605,356
     2,250,000                                                       6.250%   02/01/11         2,288,556
                                                                                             -----------
                                                                                              60,831,123
                                                                                             -----------
     Government National Mortgage Association (GNMA) (6.1%)
       205,576                                                       7.000%   10/15/25           211,399
       193,007                                                       7.000%   07/15/29           197,462
        45,732                                                       8.500%   10/15/22            49,412
       361,847                                                       7.500%   08/15/29           375,296
       389,514                                                       7.500%   10/15/30           403,187

                See accompanying notes to financial statements.

                                                                                               MARKET
PRINCIPAL                                                            COUPON   MATURITY        VALUE(a)
---------                                                            ------   --------      ------------
    GOVERNMENT OBLIGATIONS--CONTINUED
    $1,375,631                                                       6.500%   11/15/28      $  1,383,553
     2,175,291                                                       6.500%   06/15/31         2,185,217
     1,584,029                                                       6.500%   09/15/31         1,591,257
     2,189,336                                                       7.000%   07/15/29         2,239,868
       829,511                                                       7.000%   09/15/31           848,382
     1,500,000                                                       7.098%   07/13/30         1,527,675
       858,874                                                       7.500%   11/15/29           890,797
        56,987                                                       8.500%   12/15/22            61,573
       382,651                                                       7.000%   11/15/23           394,302
       302,130                                                       7.000%   05/15/26           309,926
     1,000,881                                                       7.500%   10/15/28         1,039,505
       718,749                                                       7.500%   11/15/30           743,979
                                                                                            ------------
                                                                                              14,452,790
                                                                                            ------------
     U.S. Treasury (10.6%)
     9,254,108   Inflationary Index Bond (f)                         3.375%   01/15/07         9,286,373
     3,575,000   Bond                                                5.250%   02/15/29         3,356,450
     4,825,000   Bond                                                5.500%   08/15/28         4,674,783
     2,500,000   Bond                                                6.000%   02/15/26         2,576,562
     4,845,000   Bond                                                6.125%   08/15/29         5,142,134
                                                                                            ------------
                                                                                              25,036,302
                                                                                            ------------
     Other Government Obligations (1.8%)
     2,250,000   Manitoba (b)                                        4.250%   11/20/06         2,183,512
     2,000,000   Quebec Province of Canada (b)                       5.500%   04/11/06         2,035,700
                                                                                            ------------
                                                                                               4,219,212
                                                                                            ------------
                 Total government obligations (cost: $112,990,100)                           113,576,667
                                                                                            ------------
CORPORATE OBLIGATIONS (48.3%)
   BASIC MATERIALS (4.2%)
     Agriculture Products (.9%)
     1,950,000   Archer-Daniels-Midland Company                      7.000%   02/01/31         2,017,860
                                                                                            ------------
     Construction (1.1%)
     2,500,000   Vulcan Materials, Inc.                              6.400%   02/01/06         2,556,980
                                                                                            ------------
     Paper and Forest (2.2%)
     2,500,000    International Paper Company                        8.000%   07/08/03         2,634,907
     2,500,000    Weyerhaeuser Company                               6.000%   08/01/06         2,508,792
                                                                                            ------------
                                                                                               5,143,699
                                                                                            ------------
   CAPITAL GOODS (2.4%)
     Aerospace/Defense (1.3%)
     3,000,000    Boeing Company                                     6.350%   11/15/07         3,046,071
                                                                                            ------------
     Manufacturing (1.1%)
     2,500,000    Tyco International, Ltd. (b)                       4.950%   08/01/03         2,531,540
                                                                                            ------------

                See accompanying notes to financial statements.

                                                                                               MARKET
PRINCIPAL                                                            COUPON   MATURITY         VALUE(a)
---------                                                            ------   --------        ----------
   COMMUNICATION SERVICES (2.2%)
     Telecommunication (1.8%)
    $2,000,000    Sprint Corporation                                 5.700%   11/15/03        $2,037,972
     2,075,000    Worldcom, Inc.                                     7.500%   05/15/11         2,134,501
                                                                                              ----------
                                                                                               4,172,473
                                                                                              ----------
     Telephone (.4%)
     1,000,000    Qwest Capital Funding 144A Issue (d)               7.000%   08/03/09           971,298
                                                                                              ----------
   CONSUMER STAPLES (2.1%)
     Food (1.2%)
     2,750,000    H.J. Heinz Company 144A Issue (d)                  6.490%   11/15/02         2,838,866
                                                                                              ----------
     Retail (.9%)
     2,000,000    Safeway, Inc.                                      6.050%   11/15/03         2,074,916
                                                                                              ----------
   ENERGY (2.4%)
     Oil (2.4%)
     1,500,000    Amerada Hess                                       7.300%   08/15/31         1,510,596
     1,100,000    Coastal Corporation                                6.200%   05/15/04         1,101,362
     3,000,000    Conoco, Inc.                                       5.900%   04/15/04         3,115,638
                                                                                              ----------
                                                                                               5,727,596
                                                                                              ----------
   FINANCIAL (26.5%)
     Asset-Backed Securities (.9%)
     1,186,364    First Marble Head                                  7.240%   09/20/14         1,147,439
     1,000,000    Fortress CBO Investments I, Ltd. 144A Issue (c)    7.850%   07/25/09         1,031,120
                                                                                              ----------
                                                                                               2,178,559
                                                                                              ----------
     Auto Finance (2.4%)
     2,500,000    Ford Motor Credit Corporation                      6.875%   02/01/06         2,503,603
     3,000,000    General Motors Acceptance Corporation              6.750%   01/15/06         3,049,398
                                                                                              ----------
                                                                                               5,553,001
                                                                                              ----------
     Banks (2.7%)
       853,778    Nationsbank Corporation                            6.000%   11/25/13           828,651
     3,400,000    St. George Bank Capital Note 144A Issue (b) (c)    8.485%   12/29/49         3,218,651
     2,100,000    Wells Fargo Bank NA                                7.550%   06/21/10         2,298,635
                                                                                              ----------
                                                                                               6,345,937
                                                                                              ----------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (13.9%)
       737,727    BA Mortgage Securities, Inc.                       6.500%   06/25/13           744,846
     1,454,603    Banco Hipotecario Nacional 144A Issue (b) (c)      7.916%   07/25/09           993,857
     1,033,677    Chase Mortgage Finance Corporation                 6.500%   09/25/13         1,041,802
     2,385,424    Chase Mortgage Finance Corporation                 6.750%   08/25/28         2,279,535
       780,329    Citicorp Mortgage Securities, Inc.                 6.750%   03/25/25           771,504
     1,882,279    Countrywide Home Loan                              6.500%   06/25/13         1,903,869
     1,354,424    Countrywide Mortgage Backed Securities, Inc.       6.750%   03/25/24         1,365,963
     1,609,104    GE Capital Mortgage Services, Inc.
                   144A Issue (d)                                    6.500%   04/25/24         1,625,147
       869,444    GMAC Commercial Mortgage Securities                5.940%   07/01/13           844,176
     2,058,048    GMAC Commercial Mortgage Securities,
                   Inc. 144A Issue (d)                               7.350%   10/15/11         2,177,620

                See accompanying notes to financial statements.

                                                                                               MARKET
PRINCIPAL                                                            COUPON   MATURITY         VALUE(a)
---------                                                            ------   --------       -----------
   FINANCIAL--CONTINUED
    $1,749,587    Mellon Residential Funding                         6.750%   06/26/28       $ 1,751,074
     1,830,196    NationsBanc Montgomery Funding                     6.000%   11/25/13         1,803,530
     2,000,000    Nomura Asset Securites Corporation                 7.638%   04/13/36         2,147,930
     1,262,165    Norwest Asset Securities Corporation               7.000%   06/25/12         1,307,439
       639,289    Paine Webber Mortgage Acceptance
                   Corporation 144A Issue (d)                        6.293%   05/29/14           644,551
     2,500,000    Paine Webber Mortgage Acceptance
                   Corporation 144A Issue (d)                        7.655%   01/02/12         2,560,045
       873,654    Park Avenue Finance Corporation 144A Issue (d)     7.580%   05/12/07           937,247
     2,400,000    Park Avenue Finance Corporation 144A Issue (d)     7.680%   05/12/07         2,565,382
     1,310,892    Prudential Home Mortgage Securities                6.050%   04/25/24         1,297,874
     1,880,339    Prudential Home Mortgage Securities 144A
                   Issue (d)                                         6.793%   04/28/24         1,923,587
     1,904,584    Prudential Home Mortgage Security Company          6.500%   10/25/23         1,949,856
                                                                                             -----------
                                                                                              32,636,834
                                                                                             -----------
     Commercial Mortgage-Backed Securities (1.4%)
             -    Asset Securitization Corporation
                   144A Issue (d) (e)                                8.158%   10/13/26         1,691,300
             -    Asset Securitization Corporation (e)               9.090%   04/14/29         1,698,615
                                                                                             -----------
                                                                                               3,389,915
                                                                                             -----------
     Consumer Finance (1.1%)
     2,550,000    ERAC USA Finance Company 144A Issue (d)            7.350%   06/15/08         2,544,087
                                                                                             -----------
     Corporate Bonds (.7%)
     1,740,230    Residential Funding Mortgage Securities            6.500%   01/25/29         1,692,600
                                                                                             -----------
     Insurance (1.9%)
     2,500,000    AIG Sunamerica Global Finance II 144A Issue (d)    5.850%   08/01/08         2,515,615
     1,000,000    AXA Financial                                      8.600%   12/15/30         1,117,338
       750,000    Prudential Insurance Company of America
                  144A Issue (d)                                     6.600%   05/15/08           769,308
                                                                                             -----------
                                                                                               4,402,261
                                                                                             -----------
     Investment Bankers/Brokers (.4%)
       850,000    Morgan Stanley Dean Witter & Company               6.750%   04/15/11           869,610
                                                                                             -----------
     Savings and Loans (1.1%)
     2,500,000    Washington Mutual, Inc.                            6.875%   05/15/11         2,568,955
                                                                                             -----------
   HEALTH CARE (1.3%)
     Drugs (1.3%)
     3,000,000    Bristol-Myers Squibb Company                       4.750%   10/01/06         2,975,751
                                                                                             -----------
   TRANSPORTATION (1.5%)
     Airlines (.3%)
       786,621    American Airlines, Inc. 144A Issue (d)             7.377%   05/23/19           759,110
                                                                                             -----------
     Railroads (1.2%)
     2,750,000    Canadian Pacific Railroad (b)                      6.250%   10/15/11         2,709,834
                                                                                             -----------

                See accompanying notes to financial statements.

                                                                                              MARKET
PRINCIPAL                                                            COUPON   MATURITY        VALUE(a)
---------                                                            ------   --------      ------------
   UTILITIES (5.7%)
     Electric Companies (5.1%)
    $1,400,000    Entergy Louisiana Inc                              8.500%   06/01/03      $  1,482,628
     2,550,000    Firstenergy Corporation                            5.500%   11/15/06         2,508,976
     2,250,000    Georgia Power Company                              5.500%   12/01/05         2,257,135
     2,750,000    Hydro-Quebec (b)                                   8.000%   02/01/13         3,134,571
     2,550,000    Niagara Mohawk Holdings, Inc.                      5.375%   10/01/04         2,561,072
                                                                                            ------------
                                                                                              11,944,382
                                                                                            ------------
     Power Products -- Industrial (.6%)
     1,500,000    Xcel Energy, Inc.                                  7.000%   12/01/10         1,515,045
                                                                                            ------------
                  Total corporate obligations (cost: $112,577,015)                           113,167,180
                                                                                            ------------
                  Total long-term debt securities (cost: $225,567,115)                       226,743,847
                                                                                            ------------

SHARES
------
SHORT-TERM SECURITIES (2.3%)
     4,537,045   Federated Money Market Obligations Trust -- Prime Obligation Fund,
                  current rate 2.140%                                                       $  4,537,045
       986,557   Provident Institutional Fund -- TempFund Portfolio,
                  current rate 2.070%                                                            986,557
                                                                                            ------------
                 Total short-term securities (cost: $5,523,602)                                5,523,602
                                                                                            ------------
                 Total investments in securities (cost: $231,090,717) (g)                   $232,267,449
                                                                                            ============

                See accompanying notes to financial statements.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 7.1% of net assets in foreign securities as of December 31, 2001.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.)
      Information concerning the illiquid securities held at December 31, 2001, which includes acquisition date and cost, is as follows:

                                                      ACQUISITION
      SECURITY:                                          DATE            COST
      ---------                                       -----------     ----------
      St. George Bank Capital Note 144A Issue*          6/12/97       $3,400,000
      Banco Hipotecario Nacional 144A Issue*             1/8/01        1,412,783
      Fortress CBO Investments I, Ltd. 144A Issue*      1/16/01          988,438
                                                                      ----------
                                                                      $5,801,221
                                                                      ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principle amount.
(g) At December 31, 2001 the cost of securities for federal income tax purposes was $ 231,423,673. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 3,562,017
      Gross unrealized depreciation                                  (2,718,241)
                                                                    -----------
      Net unrealized appreciation                                   $   843,776
                                                                    ===========

                See accompanying notes to financial statements.

                                                          Money Market Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                                           MARKET
PRINCIPAL                                                         RATE    MATURITY        VALUE(a)
---------                                                        -----    --------      ------------
COMMERCIAL PAPER (90.3%)
   BASIC MATERIALS (5.0%)
     Chemicals (5.0%)
    $4,000,000   Monsanto                                        1.979%   01/02/02      $  3,999,783
     3,000,000   Monsanto (c)                                    2.282%   03/18/02         2,985,812
                                                                                        ------------
                                                                                           6,985,595
                                                                                        ------------
   CONSUMER CYCLICAL (10.0%)
     Publishing (10.0%)
     7,000,000   Gannett Company, Inc. (c)                       1.980%   01/03/02         6,999,241
     7,000,000   Tribune Company (c)                             2.325%   01/17/02         6,992,872
                                                                                        ------------
                                                                                          13,992,113
                                                                                        ------------
   CONSUMER STAPLES (5.1%)
     Food (5.1%)
     7,000,000   H.J. Heinz Company (c)                          3.271%   11/15/02         7,192,458
                                                                                        ------------
   FINANCIAL (58.2%)
     Auto Finance (2.3%)
     3,245,000   GMAC Commercial Mortgage Securities             3.760%   04/05/02         3,213,878
                                                                                        ------------
     Commercial Finance (3.6%)
     5,000,000   General Electric Capital Corporation            1.840%   02/15/02         4,988,681
                                                                                        ------------
     Consumer Finance (52.3%)
     7,000,000   Asset Securitization Corporation (c)            2.138%   01/11/02         6,995,902
     2,500,000   Atlantis One Funding (c)                        2.032%   01/08/02         2,499,026
     4,500,000   Atlantis One Funding (c)                        2.430%   01/15/02         4,495,810
     1,176,000   Barton Capital (c)                              2.034%   01/11/02         1,175,345
     6,000,000   Barton Capital (c)                              1.808%   01/17/02         5,995,249
     7,000,000   Beethoven Funding Company (c)                   2.166%   01/04/02         6,998,754
     5,000,000   Ciesco Limited Partnership (c)                  1.952%   01/25/02         4,993,590
     5,000,000   CXC, Inc. (c)                                   1.830%   02/05/02         4,991,242
     5,000,000   Delaware Funding (c)                            1.858%   01/07/02         4,998,473
     7,000,000   Edison International (c)                        2.108%   01/18/02         6,993,135
     3,130,000   Enterprise Fund (c)                             1.930%   01/08/02         3,128,842
     6,500,000   Kitty Hawk Fund (c)                             1.931%   02/07/02         6,487,304
     3,600,000   Receivables Capital (c)                         1.859%   01/17/02         3,597,069
     3,000,000   Receivables Capital (c)                         1.800%   02/08/02         2,994,389
     2,000,000   Verizon Global Funding                          2.525%   01/22/02         1,997,099
     5,000,000   Verizon Global Funding                          2.308%   04/19/02         4,966,092
                                                                                        ------------
                                                                                          73,307,321
                                                                                        ------------
   HEALTH CARE (4.9%)
     Health Care--Diversified (4.9%)
     6,900,000   Abbott Laboratories (c)                         1.858%   01/24/02         6,891,931
                                                                                        ------------
   UTILITIES (7.1%)
     Electric Companies (5.0%)
     7,000,000   Potomac Electric Power Company                  2.137%   01/31/02         6,987,727
                                                                                        ------------

                See accompanying notes to financial statements.

                                                                                           MARKET
PRINCIPAL                                                         RATE    MATURITY        VALUE(a)
---------                                                        -----    --------      ------------
   UTILITIES--CONTINUED
     Natural Gas (2.1%)
    $3,000,000   Nicor, Inc.                                     2.567%   04/01/02      $  2,981,128
                                                                                        ------------
                                                                                           9,968,855
                                                                                        ------------
                 Total commercial paper (cost: $126,540,832)                             126,540,832
                                                                                        ------------

SHARES
------
SHORT-TERM SECURITIES (8.8%)
     2,527,201   Federated Money Market Obligations Trust--Prime Obligation Fund,
                  current rate 2.140%                                                      2,527,201
     4,209,736   Provident Institutional Fund--TempFund
                  Portfolio, current rate 2.070%                                           4,209,736
     5,525,500   Wells Fargo & Company--Cash Investment Fund,
                  current rate 2.200%                                                      5,525,500
                                                                                        ------------
                 Total short-term securities (cost: $12,262,437)                          12,262,437
                                                                                        ------------
                 Total investments in securities (cost: $138,803,269) (b)               $138,803,269
                                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 2001.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors. In the aggregate such securities represent 69.5% of the Portfolio's net assets at December 31, 2001.

                See accompanying notes to financial statements.

                                                      Asset Allocation Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (63.5%)
   BASIC MATERIALS (2.1%)
     Chemicals (2.1%)
    69,800   Air Products
              and Chemicals, Inc.                                   $  3,274,318
   130,300   Dow Chemical
              Company                                                  4,401,534
    56,200   Pharmacia
              Corporation                                              2,396,930
                                                                    ------------
                                                                      10,072,782
                                                                    ------------
   CAPITAL GOODS (5.4%)
     Aerospace/Defense (.6%)
    45,500   Boeing Company                                            1,764,490
    18,900   United Technologies
              Corporation                                              1,221,507
                                                                    ------------
                                                                       2,985,997
                                                                    ------------
     Electrical Equipment (3.0%)
    26,400   Emerson Electric
              Company                                                  1,507,440
   299,756   General Electric
              Company                                                 12,014,220
    35,400   Honeywell International,
              Inc.                                                     1,197,228
                                                                    ------------
                                                                      14,718,888
                                                                    ------------
     Manufacturing (1.5%)
     3,900   St. Joe
              Company                                                    108,225
   119,296   Tyco International,
              Ltd. (c)                                                 7,026,534
                                                                    ------------
                                                                       7,134,759
                                                                    ------------
     Office Equipment (.3%)
    29,000   Lexmark International Group,
              Inc. (b)                                                 1,711,000
                                                                    ------------
   COMMUNICATION SERVICES (.4%)
     Telecommunication (.4%)
    36,100   Qualcomm, Inc. (b)                                        1,823,050
                                                                    ------------
   CONSUMER CYCLICAL (7.6%)
     Auto  (1.8%)
    66,200   Borg-Warner
             Automotive, Inc.                                          3,458,950
    43,600   Eaton Corporation                                         3,244,276
     8,100   Harley-Davidson, Inc.                                       439,911
    27,100   Magna International,
              Inc. (c)                                                 1,720,037
                                                                    ------------
                                                                       8,863,174
                                                                    ------------
     Houseware (.1%)
    30,100   Corning, Inc. (b)                                      $    268,492
                                                                    ------------
     Lodging--Hotel (.4%)
   161,400   Hilton Hotels                                             1,762,488
     1,500   Marriott International, Inc.                                 60,975
                                                                    ------------
                                                                       1,823,463
                                                                    ------------
     Retail (4.1%)
    51,200   Bed Bath &
              Beyond, Inc.(b)                                          1,735,680
     2,519   eBay, Inc. (b)                                              168,521
   144,500   Family Dollar Stores                                      4,332,110
    51,550   Home Depot, Inc.                                          2,629,565
    23,900   Kohl's Corporation (b)                                    1,683,516
    39,000   Lowes Companies, Inc.                                     1,809,990
    49,300   Michael's Stores, Inc. (b)                                1,624,435
   100,200   Wal-Mart Stores, Inc.                                     5,766,510
                                                                    ------------
                                                                      19,750,327
                                                                    ------------
     Service (1.2%)
    53,008   Omnicom Group                                             4,736,265
    22,400   TMP Worldwide, Inc. (b) .                                   960,960
                                                                    ------------
                                                                       5,697,225
                                                                    ------------
   CONSUMER STAPLES (6.0%)
     Beverage (1.8%)
   115,030   Pepsico, Inc.                                             5,600,811
    68,200   The Coca-Cola Company                                     3,215,630
                                                                    ------------
                                                                       8,816,441
                                                                    ------------
     Broadcasting (1.7%)
   101,600   Clear Channel
              Communications, Inc. (b)                                 5,172,456
    79,700   Comcast Corporation                                       2,869,200
                                                                    ------------
                                                                       8,041,656
                                                                    ------------
     Entertainment (.4%)
    39,900   Viacom, Inc.                                              1,761,585
                                                                    ------------
     Food & Health (.6%)
   118,400   Sysco Corporation                                         3,104,448
                                                                    ------------
     Service (.9%)
    18,500   Automatic Data
              Processing, Inc.                                         1,089,650
   101,800   Concord EFS, Inc. (b)                                     3,337,004
                                                                    ------------
                                                                       4,426,654
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CONSUMER STAPLES--CONTINUED
     Tobacco (.6%)
    60,600   Philip Morris
              Companies, Inc.                                       $  2,778,510
                                                                    ------------
   ENERGY (3.8%)
     Oil (3.2%)
    89,800   Chevron Corporation                                       8,046,978
   143,400   Exxon Mobil
              Corporation                                              5,635,620
    32,900   Royal Dutch Petroleum
              Company (c)                                              1,612,758
                                                                    ------------
                                                                      15,295,356
                                                                    ------------
     Oil & Gas (.6%)
    21,200   EOG Resources, Inc.                                         829,132
    48,700   Noble Drilling
              Corporation (b)                                          1,657,748
    10,925   Veritas DGC, Inc. (b)                                       489,658
                                                                    ------------
                                                                       2,976,538
                                                                    ------------
   FINANCIAL (13.5%)
     Auto Finance (.3%)
    41,300   Fleet Boston Financial
              Corporation                                              1,507,450
                                                                    ------------
     Banks (3.1%)
    51,700   Bank of America
              Corporation                                              3,254,515
    40,900   Bank One Corporation                                      1,597,145
    60,600   JP Morgan Chase
              and Company                                              2,202,810
    12,500   Suntrust Banks, Inc.                                        783,750
    19,300   The Bank of New York
              Company, Inc.                                              787,440
    84,700   U.S. Bancorp                                              1,772,771
    49,500   Wachovia Corporation                                      1,552,320
    71,800   Wells Fargo & Company                                     3,119,710
                                                                    ------------
                                                                      15,070,461
                                                                    ------------
     Consumer Finance (1.6%)
    73,000   Capital One Financial
              Corporation                                              3,938,350
    61,600   Household International,
              Inc.                                                     3,569,104
                                                                    ------------
                                                                       7,507,454
                                                                    ------------
     Finance--Diversified (1.0%)
    29,400   Fannie Mae                                                2,337,300
    23,900   Freddie Mac                                               1,563,060
    13,800   PNC Financial Services
              Group                                                      775,560
                                                                    ------------
                                                                       4,675,920
                                                                    ------------
     Insurance (2.0%)
    77,800   American International
              Group                                                 $  6,177,320
    33,500   Arthur J. Gallagher &
              Company                                                  1,907,825
    23,200   Chubb Corporation                                         1,600,800
                                                                    ------------
                                                                       9,685,945
                                                                    ------------
     Investment Bankers/Brokers (2.2%)
   156,100   CitiGroup, Inc.                                           7,879,928
    45,500   Merrill Lynch & Company,
              Inc.                                                     2,371,460
                                                                    ------------
                                                                      10,251,388
                                                                    ------------
     Investment Companies (.4%)
    40,700   SEI Investments Company                                   1,835,977
                                                                    ------------
     Real Estate (.1%)
    40,900   Boardwalk Equities,
              Inc. (c)                                                   299,388
     4,800   Brookfield Properties
              Corporation (c)                                             82,560
                                                                    ------------
                                                                         381,948
                                                                    ------------
     Real Estate Investment Trust (2.9%)
    15,900   AMB Property Corporation                                    413,400
    16,200   Apartment Investment &
              Management Company                                         740,826
    11,600   Archstone Communities
              Trust                                                      305,080
    19,900   Arden Realty, Inc.                                          527,350
     5,600   Avalonbay Communities,
              Inc.                                                       264,936
    10,100   Boston Properties, Inc.                                     383,800
     5,800   Brandywine Realty Trust                                     122,206
     3,400   BRE Properties, Inc.                                        105,264
    44,500   Carramerica Realty
              Corporation                                              1,339,450
     1,900   CBL & Associates
              Properties, Inc.                                            59,850
     5,500   Chelsea Property Group,
              Inc.                                                       270,050
    22,600   Developers Diversified
              Realty Corporation                                         431,660
     5,900   Equity Inn, Inc.                                             39,058
    22,900   Equity Office Properties
              Trust                                                      688,832
    14,000   Equity Residential
              Properties Trust                                           401,940
     6,800   Essex Property Trust, Inc.                                  335,988
    15,600   First Industrial Realty Trust                               485,160

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL--CONTINUED
     3,300   General Growth
              Properties, Inc.                                      $    128,040
     3,400   Glimcher Realty Trust                                        64,022
    19,100   Highwoods Properties, Inc.                                  495,645
     8,600   Host Marriott Corporation                                    77,400
    15,400   Innkeepers USA Trust                                        150,920
     6,400   Istar Financial, Inc.                                       159,680
     3,530   Kilroy Realty Corporation                                    92,733
    14,250   Kimco Realty Corporation                                    465,832
     9,100   Liberty Property Trust                                      271,635
     7,800   Meristar Hospitality
              Corporation                                                110,760
    13,300   Mid-Atlantic Realty Trust                                   206,815
    18,500   P.S. Business Parks, Inc.                                   582,750
     3,100   Pan Pacific Retail
              Properties, Inc.                                            89,032
    14,700   Prentiss Properties Trust                                   403,515
    55,200   ProLogis                                                  1,187,352
    15,400   Reckson Associates
              Realty Corporation                                         359,744
     5,079   Reckson Associates Realty
              Corporation, Class B                                       129,565
    25,000   Security Capital Industrial
              Trust (b)                                                  634,250
    13,900   Simon Property Group,
              Inc.                                                       407,687
     5,400   SL Green Realty
              Corporation                                                165,834
    11,023   Starwood Hotels &
              Resorts Worldwide, Inc.                                    329,037
    11,600   Vornado Realty Trust                                        482,560
     9,900   Winston Hotels, Inc.                                         76,626
                                                                    ------------
                                                                      13,986,284
                                                                    ------------
   HEALTH CARE (11.8%)
     Biotechnology (1.2%)
    15,100   Amgen, Inc.                                                 852,244
    13,700   Genentech, Inc. (b)                                         743,225
    72,100   Genzyme Surgical
              Products (b)                                             4,315,906
                                                                    ------------
                                                                       5,911,375
                                                                    ------------
     Drugs (6.5%)
   173,200   American Home
              Products Corporation                                    10,627,552
    24,700   Andrx Group (b)                                           1,739,127
    29,700   Bristol-Myers Squibb
              Company                                                  1,514,700
    15,920   Cardinal Health, Inc.                                     1,029,387
    42,200   Eli Lilly & Company                                       3,314,388
    23,800   Merck & Company, Inc.                                  $  1,399,440
   216,925   Pfizer, Inc.                                              8,644,461
    51,200   Teva Pharmaceutical
              Industries, Ltd. (c)                                     3,155,456
                                                                    ------------
                                                                      31,424,511
                                                                    ------------
     Health Care--Diversified (1.4%)
    46,100   Abbott Laboratories                                       2,570,075
    70,400   Johnson & Johnson                                         4,160,640
                                                                    ------------
                                                                       6,730,715
                                                                    ------------
     Medical Products/Supplies (2.7%)
    60,700   Baxter International, Inc.                                3,255,341
    57,300   Biomet, Inc.                                              1,770,570
     9,400   Laboratory Corporation
              of America Holdings                                        759,990
   127,900   Medtronic, Inc.                                           6,549,759
    30,300   Zimmer Holdings, Inc.                                       925,362
                                                                    ------------
                                                                      13,261,022
                                                                    ------------
   TECHNOLOGY (12.3%)
     Communications Equipment (.4%)
    11,800   Brocade Communication
              Systems, Inc. (b)                                          390,816
    23,654   Ciena Corporation                                           338,489
    13,900   Comverse Technology, Inc. (b)                               310,943
    55,345   Lucent Technologies, Inc.                                   348,120
    27,900   Motorola, Inc.                                              419,058
                                                                    ------------
                                                                       1,807,426
                                                                    ------------
     Computer Hardware (2.5%)
    35,100   Compaq Computer
              Corporation                                                342,576
    12,000   Computer Associates
              International, Inc.                                        413,880
    79,757   Dell Computer
              Corporation                                              2,167,795
    19,144   Hewlett-Packard Company                                     393,218
    60,800   International Business
              Machines Corporation                                     7,354,368
     4,600   Nvidia Corporation (b)                                      307,740
    82,164   Sun Microsystems, Inc. (b)                                1,013,904
                                                                    ------------
                                                                      11,993,481
                                                                    ------------
     Computer Networking (.8%)
   216,700   Cisco Systems, Inc.                                       3,924,437
     9,800   Yahoo!, Inc. (b)                                            173,852
                                                                    ------------
                                                                       4,098,289
                                                                    ------------
     Computer Peripherals (.2%)
    47,500   EMC Corporation (b)                                         638,400

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TECHNOLOGY--CONTINUED    14,700   Network Appliance,
              Inc. (b)                                              $    321,489
                                                                    ------------
                                                                         959,889
                                                                    ------------
     Computer Services & Software (4.2%)
     5,100   Adobe Systems, Inc.                                         158,355
   117,950   AOL Time Warner, Inc.                                     3,786,195
     9,200   BEA Systems, Inc.                                           141,772
     6,832   Cadence Design Systems,
              Inc. (b)                                                   149,757
     6,716   Citrix Systems, Inc.                                        152,185
     5,400   Computer Sciences
              Corporation (b)                                            264,492
     2,600   Electronic Arts, Inc. (b)                                   155,870
     9,900   Manugistics Group,
              Inc. (b)                                                   208,692
   176,200   Microsoft Corporation (b)                                11,676,774
   199,262   Oracle Systems (b)                                        2,751,808
    12,313   Peoplesoft, Inc. (b)                                        494,983
     6,200   Siebel Systems, Inc. (b)                                    173,476
    13,200   Sungard Data Systems,
              Inc. (b)                                                   381,876
                                                                    ------------
                                                                      20,496,235
                                                                    ------------
     Electrical Instruments (.1%)
    14,117   Agilent Technologies,
              Inc. (b)                                                   402,476
    13,100   JDS Uniphase
              Corporation (b)                                            114,363
                                                                    ------------
                                                                         516,839
                                                                    ------------
     Electrical Semiconductor (2.7%)
    30,200   Altera Corporation                                          640,844
     7,293   Analog Devices,
              Inc. (b)                                                   323,736
    25,600   Applied Materials,
              Inc. (b)                                                 1,026,560
     3,356   Broadcom
              Corporation (b)                                            137,529
   208,100   Intel Corporation                                         6,544,745
     8,025   Linear Technology
              Corporation                                                313,296
    10,500   LSI Logic
              Corporation (b)                                            165,690
    10,100   Microchip Technology,
              Inc. (b)                                                   391,274
    15,200   Micron Technology,
              Inc. (b)                                                   471,200
     4,900   Novellus Systems,
              Inc. (b)                                              $    193,305
    14,656   PMC-Sierra, Inc. (b)                                        311,587
    82,329   Texas Instruments, Inc.                                   2,305,212
                                                                    ------------
                                                                      12,824,978
                                                                    ------------
     Electronics--Computer Distribution (.6%)
    45,700   Flextronics International,
              Ltd. (b)(c)                                              1,096,343
     5,935   Maxim Integrated
              Products (b)                                               311,647
    33,600   WW Grainger, Inc.                                         1,612,800
                                                                    ------------
                                                                       3,020,790
                                                                    ------------
     Equipment Semiconductor (.1%)
     3,260   KLA-Tencor
              Corporation (b)                                            161,566
     5,528   Teradyne, Inc. (b)                                          166,614
                                                                    ------------
                                                                         328,180
                                                                    ------------
     Service--Data Processing (.7%)
    13,700   Electronic Data Systems
              Corporation                                                939,135
    11,900   First Data Corporation                                      933,555
     6,655   Intuit, Inc. (b)                                            284,568
    20,800   Paychex, Inc.                                               728,832
     9,641   Verisign, Inc. (b)                                          366,744
                                                                    ------------
                                                                       3,252,834
                                                                    ------------
   TRANSPORTATION (.6%)
     Air Freight (.3%)
    43,600   CH Robinson Worldwide,
              Inc.                                                     1,260,694
                                                                    ------------
     Airlines (.3%)
    70,200   AMR Corporation (b)                                       1,556,334
                                                                    ------------
Total common stock
 (cost:$261,919,198)                                                 306,396,764
                                                                    ------------
S & P DEPOSITORY RECEIPT (.7%)
    27,400   S & P Depository Receipt                                  3,132,368
                                                                    ------------
Total S & P Depository Reciept
 (cost: $3,148,189)                                                    3,132,368
                                                                    ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                    ------    --------      ------------
LONG-TERM DEBT SECURITIES (33.6%)
   GOVERNMENT OBLIGATIONS (15.8%)
     Federal Home Loan Mortgage Corporation (FHLMC) (1.9%)
    $4,000,000                                                                 7.000%   07/15/05      $  4,346,816
     4,400,000                                                                 7.000%   03/15/10         4,785,568
                                                                                                      ------------
                                                                                                         9,132,384
                                                                                                      ------------
     Federal National Mortgage Association (FNMA) (7.3%)
     3,000,000                                                                 3.500%   09/15/04         2,985,666
     1,600,000                                                                 6.000%   05/15/11         1,625,781
       895,974                                                                 6.000%   10/01/15           904,227
       497,766                                                                 6.000%   03/01/16           499,322
     1,381,430                                                                 6.000%   05/01/16         1,385,747
       241,555                                                                 6.000%   07/01/16           242,310
       792,835                                                                 6.000%   01/01/29           780,846
       426,286                                                                 6.000%   04/01/29           419,868
       498,049                                                                 6.000%   12/01/31           487,684
     1,684,563                                                                 6.230%   01/01/08         1,743,691
     2,287,920                                                                 6.500%   10/01/28         2,298,945
     1,976,392                                                                 6.500%   02/01/29         1,985,916
     1,250,000                                                                 6.500%   11/01/31         1,252,031
     1,000,000                                                                 6.500%   12/01/31         1,001,625
     1,600,000                                                                 6.500%   12/01/31         1,602,600
     2,500,000                                                                 6.500%   12/01/31         2,504,062
     1,472,777                                                                 7.000%   05/01/31         1,502,232
     2,027,142                                                                 7.000%   07/01/31         2,067,684
     1,747,886                                                                 7.000%   09/01/31         1,782,843
     1,726,765                                                                 7.000%   09/01/31         1,761,300
       447,980                                                                 7.000%   11/01/31           456,940
     4,450,000                                                                 7.125%   02/15/05         4,859,151
     1,163,514                                                                 7.500%   04/01/31         1,200,965
                                                                                                      ------------
                                                                                                        35,351,436
                                                                                                      ------------
     Government National Mortgage Association (GNMA) (2.2%)
       638,895                                                                 6.000%   08/15/28           628,527
       449,725                                                                 6.500%   11/15/28           452,315
       881,824                                                                 6.500%   04/15/29           886,433
     1,693,148                                                                 6.500%   07/15/31         1,700,874
     1,943,724                                                                 7.000%   05/15/26         1,993,874
       545,203                                                                 7.000%   07/15/28           557,830
         4,050                                                                 7.000%   10/15/29             4,144
     1,175,899                                                                 7.000%   06/15/31         1,202,651
       243,974                                                                 7.000%   09/15/31           249,524
         5,258                                                                 7.500%   06/20/02             5,292
         3,390                                                                 7.500%   07/20/02             3,412
       239,959                                                                 7.500%   05/15/24           250,712

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   GOVERNMENT OBLIGATIONS--CONTINUED
    $   36,647                                                                 7.500%   06/15/28      $     38,061
     1,483,272                                                                 7.500%   10/15/30         1,535,339
       397,047                                                                 7.500%   02/15/31           410,696
       464,547                                                                 7.500%   05/15/31           480,516
                                                                                                      ------------
                                                                                                        10,400,200
                                                                                                      ------------
     U.S. Treasury (3.9%)
     4,206,413   Inflationary Index Bond (h)                                   3.375%   01/15/07         4,221,079
     3,150,000   Bond                                                          5.250%   02/15/29         2,957,431
     3,000,000   Bond                                                          5.875%   11/15/04         3,176,484
     4,700,000   Note                                                          5.500%   08/15/28         4,553,675
     3,500,000   Note                                                          6.125%   08/15/29         3,714,648
                                                                                                      ------------
                                                                                                        18,623,317
                                                                                                      ------------
     Vendee Mortgage Trust (.2%)
       787,887   Vendee Mortgage Trust (g)                                     8.293%   12/15/26           854,675
                                                                                                      ------------
     Other Government Obligations (.3%)
     1,500,000   Manitoba (c)                                                  4.250%   11/20/06         1,455,675
                                                                                                      ------------
                 Total government obligations (cost: $75,761,138)                                       75,817,687
                                                                                                      ------------
CORPORATE OBLIGATIONS (17.8%)
   BASIC MATERIALS (1.1%)
     Agriculture Products (.6%)
     2,550,000   Archer-Daniels-Midland Company                                7.000%   02/01/31         2,638,740
                                                                                                      ------------
     Construction (.5%)
     2,400,000   Vulcan Materials, Inc.                                        6.400%   02/01/06         2,454,701
                                                                                                      ------------
   CAPITAL GOODS (.3%)
     Manufacturing (.3%)
     1,600,000   Tyco International, Ltd. (c)                                  4.950%   08/01/03         1,620,186
                                                                                                      ------------
   COMMUNICATION SERVICES (.9%)
     Telecommunication (.7%)
     1,650,000   Sprint Corporation                                            5.700%   11/15/03         1,681,327
     1,500,000   Worldcom, Inc.                                                7.500%   05/15/11         1,543,012
                                                                                                      ------------
                                                                                                         3,224,339
                                                                                                      ------------
     Telephone (.2%)
     1,200,000   Qwest Capital Funding 144A Issue (e)                          7.000%   08/03/09         1,165,558
                                                                                                      ------------
   CONSUMER CYCLICAL (.5%)
     Retail (.5%)
     2,500,000   Target Corporation                                            5.400%   10/01/08         2,468,930
                                                                                                      ------------
   CONSUMER STAPLES (.9%)
     Food (.3%)
     1,500,000   General Mills, Inc.                                           4.750%   10/08/03         1,515,774
                                                                                                      ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   CONSUMER STAPLES--CONTINUED
     Retail (.6%)
    $1,500,000   American Stores Company                                       7.200%   06/09/03      $  1,565,850
     1,500,000   Safeway, Inc.                                                 3.625%   11/05/03         1,491,591
                                                                                                      ------------
                                                                                                         3,057,441
                                                                                                      ------------
   ENERGY (.6%)
     Oil (.6%)
     1,500,000   Amerada Hess                                                  6.650%   08/15/11         1,493,635
     1,400,000   Conoco, Inc.                                                  5.900%   04/15/04         1,453,964
                                                                                                      ------------
                                                                                                         2,947,599
                                                                                                      ------------
   FINANCIAL (11.2%)
     Auto Finance (.7%)
     1,750,000   Ford Motor Credit Corporation                                 6.875%   02/01/06         1,752,522
     1,700,000   General Motors Acceptance Corporation                         6.750%   01/15/06         1,727,992
                                                                                                      ------------
                                                                                                         3,480,514
                                                                                                      ------------
     Banks (1.2%)
     1,650,000   Society Corp Sub Notes                                        8.125%   06/15/02         1,689,418
     2,900,000   St. George Bank Capital Note 144A Issue (d)                   8.485%   12/29/49         2,745,320
     1,250,000   Wells Fargo Bank NA                                           7.550%   06/21/10         1,368,235
                                                                                                      ------------
                                                                                                         5,802,973
                                                                                                      ------------
     Commercial Mortgage-Backed Securities (3.8%)
             -   Asset Securitization Corporation (f)                          8.498%   08/13/29         1,828,885
     2,531,279   Chase Mortgage Finance Corporation                            6.750%   02/25/25         2,559,629
     1,600,671   CitiCorporation Mortgage Securities, Inc.                     6.500%   10/25/23         1,625,354
     3,000,000   First Union Corporation                                       6.650%   12/18/07         3,132,933
     1,000,000   Fortress CBO Investments, Ltd. 144A Issue (d)                 7.850%   07/25/09         1,031,120
     1,000,000   Nomura Asset Securities Corporation (c)                       7.428%   04/13/36         1,075,157
     3,123,312   Park Avenue Finance Corporation 144A Issue (e)                7.580%   05/12/07         3,350,658
     3,599,064   Rosewood Care Centers Capital Funding                         7.250%   11/01/13         3,791,614
                                                                                                      ------------
                                                                                                        18,395,350
                                                                                                      ------------
     Consumer Finance (.3%)
     1,500,000   ERAC USA Finance Company 144A Issue (e)                       7.350%   06/15/08         1,496,521
                                                                                                      ------------
     Insurance (1.1%)
     1,700,000   AIG Sunamerica Global Finance II 144A Issue (e)               5.850%   08/01/08         1,710,618
       550,000   AXA Financial                                                 8.600%   12/15/30           614,536
     3,000,000   Prudential Insurance Company of America
                  144A Issue (e)                                               6.600%   05/15/08         3,077,232
                                                                                                      ------------
                                                                                                         5,402,386
                                                                                                      ------------
     Investment Bankers/Brokers (.4%)
     1,650,000   Morgan Stanley Dean Witter & Company                          6.750%   04/15/11         1,688,065
                                                                                                      ------------
     Mortgage Revenue Bonds (.2%)
       838,404   American Housing Trust                                        8.125%   06/25/18           873,348
                                                                                                      ------------
     Real Estate Investment Trust (.3%)
     1,400,000   Spieker Properties, Inc.                                      6.950%   12/15/02         1,443,693
                                                                                                      ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   FINANCIAL--CONTINUED
     State and Local Government Obligations (.1%)
   $   500,000   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (e)                                   7.655%   01/02/12      $    512,009
                                                                                                      ------------
     Whole Loan Mortgage-Backed (3.1%)
       421,069   Banco Hipotecario Nacional 144A Issue (c) (d)                 7.916%   07/25/09           287,696
     2,502,187   Banco Hipotecario Nacional 144A Issue (c) (d)                 8.000%   03/31/11         1,507,217
       959,215   GE Capital Mortgage Services, Inc.                            6.500%   04/25/13           971,176
       472,861   Mellon Residential Funding                                    6.750%   06/26/28           473,263
       781,255   Paine Webber Mortgage Acceptance Corporation                  6.944%   02/25/24           788,497
     2,398,662   Paine Webber Mortgage Acceptance Corporation                  7.000%   10/25/23         2,440,783
     3,193,840   Prudential Home Mortgage Securities                           6.500%   10/25/23         3,269,758
     2,126,574   Prudential Home Mortgage Securities
                  144A Issue (e)                                               6.793%   04/28/24         2,175,485
     2,787,413   Residential Funding Mortgage Securities                       7.000%   10/25/23         2,860,973
                                                                                                      ------------
                                                                                                        14,774,848
                                                                                                      ------------
   HEALTH CARE (.3%)
     Drugs (.3%)
     1,500,000   Bristol-Myers Squibb Company                                  4.750%   10/01/06         1,487,876
                                                                                                      ------------
   TRANSPORTATION (.5%)
     Airlines (.2%)
       884,949   American Airlines, Inc. 144A Issue (e)                        7.377%   05/23/19           853,999
                                                                                                      ------------
     Railroads (.3%)
     1,200,000   Canadian Pacific Railroad (c)                                 6.250%   10/15/11         1,182,473
                                                                                                      ------------
   UTILITIES (1.5%)
     Electric Companies (1.1%)
     1,500,000   Firstenergy Corporation                                       5.500%   11/15/06         1,475,868
     2,500,000   Georgia Power Company                                         5.500%   12/01/05         2,507,928
     1,500,000   Niagara Mohawk Holdings, Inc.                                 5.375%   10/01/04         1,506,513
                                                                                                      ------------
                                                                                                         5,490,309
                                                                                                      ------------
     Power Products--Industrial (.4%)
     2,000,000   Xcel Energy, Inc.                                             7.000%   12/01/10         2,020,060
                                                                                                      ------------
                 Total corporate obligations (cost: $85,176,533)                                        85,997,692
                                                                                                      ------------
                 Total long-term debt securities (cost: $160,937,671)                                  161,815,379
                                                                                                      ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
SHARES                                                                                                  VALUE(a)
----------                                                                                            ------------
SHORT-TERM SECURITIES (1.7%)
     3,308,255   Federated Money Market Obligations Trust--Prime
                  Obligation Fund, current rate 2.140%                                                $  3,308,255
        19,139   Provident Institutional Fund--TempFund Portfolio, current rate 2.070%                      19,139
     4,874,192   Wells Fargo & Company--Cash Investment Fund, current rate 2.200%                        4,874,192
                                                                                                      ------------
                 Total short-term securities (cost: $8,201,587)                                          8,201,587
                                                                                                      ------------
                 Total investments in securities (cost: $434,206,645) (i)                             $479,546,098
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 4.2% of net assets in foreign securities as of December 31, 2001.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2001, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
      SECURITY                                                                               DATE          COST
      --------                                                                           -----------  ------------
      Banco Hipotecario Nacional 144A Issue*..........................................     various      $  382,120
      Banco Hipotecario Nacional 144A Issue*..........................................     7/12/00       2,344,237
      Fortress CBO Investments, Ltd. 144A Issue*......................................     1/29/01         988,438
      St. George Bank Capital Note 144A Issue*........................................     various       2,871,532
                                                                                                      ------------
                                                                                                        $6,586,327
                                                                                                      ============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 2001.
(h) U.S. Treasury Inflation Protection Securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation adjusted principal amount.
(i) At December 31, 2001 the cost of securities for federal income tax purposes was $459,385,468. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation............................    $ 38,752,892
      Gross unrealized depreciation............................     (18,592,262)
                                                                   ------------
      Net unrealized appreciation..............................    $ 20,160,630
                                                                   ============

                See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
LONG-TERM DEBT SECURITIES (96.2%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (35.2%)
     Federal Home Loan Mortgage Corporation (FHLMC) (.5%)
    $1,000,000                                                                 6.500%   01/01/32      $  1,001,625
                                                                                                      ------------
     Federal National Mortgage Association (FNMA) (25.7%)
       143,043                                                                 6.000%   10/01/16           143,490
     1,195,396                                                                 6.000%   11/01/16         1,199,131
     1,152,115                                                                 6.000%   12/01/31         1,128,137
     1,452,728                                                                 6.500%   09/01/16         1,482,056
     1,181,634                                                                 6.500%   09/01/28         1,187,563
       623,520                                                                 6.500%   09/01/28           626,649
       701,137                                                                 6.500%   08/01/29           704,205
     1,545,464                                                                 6.500%   05/01/31         1,547,975
       997,111                                                                 6.500%   09/01/31           998,731
     6,286,776                                                                 6.500%   09/01/31         6,296,992
       498,169                                                                 6.500%   10/01/31           498,978
     1,056,389                                                                 6.500%   10/01/31         1,058,106
     1,804,389                                                                 6.500%   10/01/31          1,807,32
       483,124                                                                 6.500%   11/01/31           483,909
       999,013                                                                 6.500%   11/01/31         1,000,636
    11,700,000                                                                 6.500%   11/01/31        11,719,012
     1,354,473                                                                 7.000%   02/01/29         1,384,574
     1,718,239                                                                 7.000%   05/01/31         1,752,604
     4,842,939                                                                 7.000%   06/01/31         4,939,798
     3,271,945    (g)                                                          7.000%   07/01/31         3,337,384
     2,574,493                                                                 7.000%   09/01/31         2,625,983
     6,828,605                                                                 7.000%   09/01/31         6,965,177
     4,058,635                                                                 7.000%   09/01/31         4,139,807
       497,756                                                                 7.000%   11/01/31           507,711
       924,642                                                                 7.500%   04/01/31           954,404
         3,229                                                                 8.000%   05/01/22             3,440
       700,000                                                                 7.861%   12/25/15           653,072
                                                                                                      ------------
                                                                                                        59,146,845
                                                                                                      ------------
      Government National Mortgage Association (GNMA) (7.9%)
     2,000,000                                                                 7.098%   07/13/30         2,036,900
             -    (e)                                                          6.180%   07/16/40         1,271,262
       759,496                                                                 6.500%   03/15/29           763,466
       914,530                                                                 7.000%   03/15/29           935,638
       703,485                                                                 7.000%   04/15/29           719,722
       774,215                                                                 7.000%   01/15/30           791,971
     2,095,748                                                                 7.000%   11/15/30         2,143,814
       636,053                                                                 7.000%   12/15/30           650,641
       159,768                                                                 7.000%   03/15/31           163,403
     1,384,317                                                                 7.000%   06/15/31         1,415,810
     1,891,695                                                                 7.000%   07/15/31         1,934,731
     3,562,018                                                                 7.000%   09/15/31         3,643,054
     1,735,085                                                                 7.000%   09/15/31         1,774,559
         1,478                                                                 8.500%   03/15/22             1,597
                                                                                                      ------------
                                                                                                        18,246,568
                                                                                                      ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS--CONTINUED
      Other Agency Obligations (.7%)
    $1,576,000   Pleasant Hill California                                      7.950%   09/20/15      $  1,678,125
     Vendee Mortgage Trust (.4%)
       969,100   Vendee Mortgage Trust Participation Certificates(b)           7.793%   02/15/25        1,021,509
                                                                                                      ------------
                 Total U.S. government and agency obligations (cost: $81,302,263)                       81,094,672
                                                                                                      ------------
   OTHER MORTGAGE-BACKED SECURITIES (61.0%)
     Non-Agency Commercial Mortgage-Backed Securities (14.8%)
             -   Asset Securitization Corporation (e)                          9.090%   04/14/29         2,555,335
             -   Asset Securitization Corporation (e)                          8.498%   08/13/29         1,797,470
             -   Asset Securitization Corporation 144A Issue (d)(e)            8.158%   10/13/26           906,176
             -   Asset Securitization Corporation 144A Issue (d)(e)            8.498%   08/13/29         1,621,079
     1,166,000   Covenant Retirement Community                                 6.750%   06/01/04         1,181,482
     2,250,000   Covenant Retirement Community                                 7.000%   06/01/06         2,255,866
     4,936,000   FFCA Secured Lending Corporation 144A Issue (d)               8.910%   06/25/14         4,224,337
     4,150,000   Fortress CBO Investments I, Limited 144A Issue (c)            7.850%   07/25/09         4,279,148
     1,396,324   GMAC Commercial Mortgage Securities                           5.940%   07/01/13         1,355,743
     3,250,000   Nomura Asset Securites Corporation                            7.428%   04/13/36         3,494,260
     5,350,000   Park Avenue Finance Corporation 144A Issue (d)                7.680%   05/12/07         5,718,663
     3,026,491   Securitized Asset Sales, Inc. 144A Issue (d)                  6.799%   11/28/23         2,993,987
     2,000,000   Team Fleet Financing 144A Issue (d)                           7.800%   05/15/03         1,603,328
                                                                                                      ------------
                                                                                                        33,986,874
                                                                                                      ------------
     Non-Agency Prime Residential Mortgage-Backed Securities (44.4%)
     2,300,000   BankAmerica Manufactured Housing Contract                     7.800%   10/10/26         2,328,794
     3,353,421   Bear Stearns Mortgage Securities, Inc.                        6.750%   04/30/30         3,365,896
     2,683,361   Bear Stearns Mortgage Securities, Inc.                        6.750%   04/30/30         2,682,932
     2,416,346   Bear Stearns Mortgage Securities, Inc.                        6.750%   05/02/30         2,430,796
     1,196,926   Bear Stearns Mortgage Securities, Inc.                        8.000%   11/25/29         1,244,168
     2,971,448   Bear Stearns Structured Products, Inc.
                  144A Issue (d)                                               6.345%   11/30/13         2,969,278
       519,128   Chase Mortgage Finance Corporation                            6.500%   09/25/13           523,208
     2,428,485   Chase Mortgage Finance Corporation                            6.750%   03/25/25         2,425,595
       843,752   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.976%   08/28/24           827,932
     2,341,962   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.655%   03/28/25         2,370,183
     1,301,090   Chase Mortgage Finance Corporation 144A
                  Issue (d)                                                    6.655%   03/28/25         1,316,768
       850,540   Chemical Mortgage Securities                                  7.250%   01/25/26           864,753
     2,169,601   CitiCorporation Mortgage Securities, Inc.                     6.750%   08/25/28         2,093,665
     1,672,588   Countrywide Funding Corporation                               6.500%   03/25/24         1,683,025
     1,087,508   Countrywide Funding Corporation                               6.625%   02/25/24         1,095,545
     1,154,250   Countrywide Funding Corporation                               6.625%   02/25/24         1,142,176
     1,777,544   Countrywide Funding Corporation                               7.000%   06/25/24         1,780,921
     1,915,478   Countrywide Funding Corporation                               7.250%   02/25/28         1,943,751
       782,842   Countrywide Home Loan 144A Issue (d)                          6.250%   08/25/14           711,596
       667,503   Countrywide Home Loans 144A Issue (d)                         7.500%   03/25/27           655,668
     1,500,000   CSFB Mortgage Securities                                      6.847%   11/21/02         1,516,530
       667,237   CSFB Mortgage Securities 144A Issue (d)                       7.740%   05/30/23           679,033


                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    $2,500,000   CSFG Mortgage Securities Corporation                          6.900%   06/15/27      $  2,554,940
       914,303   DLJ Mortgage Acceptance Corporation
                  144A Issue (c)                                               6.839%   09/29/23           904,840
       642,992   FBS Mortgage Corporation 144A Issue (d)                       7.289%   08/25/24           656,379
     1,200,000   First Boston Mortgage Securities Corporation                  7.495%   09/25/06         1,247,930
       776,768   First Union Corporation                                       6.955%   09/25/26           782,562
     2,164,799   GE Capital Mortgage Services 144A Issue (d)                   6.500%   04/25/24         2,186,382
     1,054,554   GE Capital Mortgage Services, Inc.144A Issue (d)              6.500%   01/25/24           989,826
     1,603,482   GE Capital Mortgage Services, Inc.                            7.000%   03/25/26         1,641,148
       698,291   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   10/25/08           706,991
       707,629   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   11/25/08           724,513
       880,902   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   09/25/23           889,482
     1,735,953   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   04/25/24         1,768,172
     1,509,211   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   05/25/24         1,492,263
     1,014,297   Green Tree Financial Corporation                              9.100%   04/15/25         1,052,695
       934,058   Housing Securities, Inc.                                      7.000%   06/25/23           957,278
     2,500,000   Lehman ABS Manufactured Housing                               5.873%   05/15/22         2,415,782
     1,180,491   Lehman Structured Securities 144A Issue (d)                   6.554%   04/28/24         1,189,215
     1,579,332   Metropolitan Asset Funding 144A Issue (d)                     6.980%   05/20/12         1,607,587
     1,572,009   Metropolitan Asset Funding 144A Issue (d)                     7.130%   06/20/12         1,589,584
     3,642,198   Mid-State Trust                                               7.340%   07/01/35         3,710,973
     2,624,485   Morgan Stanley Capital Markets 144A Issue (d)                 6.856%   06/29/26         2,632,726
     1,717,613   Morgan Stanley Capital Markets 144A Issue (d)                 6.962%   06/29/26         1,690,612
       662,988   Norwest Asset Securities Corporation
                  144A Issue (d)                                               7.000%   09/25/11           669,512
     1,849,562   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   6.460%   04/29/24         1,828,033
     1,721,067   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   6.460%   04/29/24         1,689,348
     1,186,489   Paine Webber Mortgage Acceptance Corporation                  6.750%   01/25/24         1,190,499
       460,012   Paine Webber Mortgage Acceptance Corporation                  8.125%   07/25/09           468,812
     5,300,000   Paine Webber Mortgage Acceptance
                  Corporation 144A Issue (d)                                   7.655%   01/02/12         5,427,295
     1,472,033   Prudential Home Mortgage                                      6.050%   04/25/24         1,457,416
     3,149,888   Prudential Home Mortgage                                      6.500%   10/25/23         3,224,761
       179,353   Prudential Home Mortgage                                      8.000%   09/25/22           185,247
       559,454   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22           561,630
     1,680,760   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22         1,706,930
       885,546   Prudential Home Mortgage 144A Issue (d)                       8.000%   06/25/22           917,745
       875,394   Prudential Home Mortgage Securities
                  144A Issue (c)                                               6.309%   08/28/09           884,673
       807,129   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.250%   09/25/25           769,687
     1,176,623   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.330%   09/28/24         1,127,864
       164,751   Prudential Home Mortgage Securities
                 144A Issue (d)                                                7.500%   08/25/07           170,410
     1,185,670   Prudential Home Mortgage Security Company                     6.500%   02/25/24         1,190,863
       702,564   Prudential Home Mortgage Security Company
                  144A Issue (d)                                               6.500%   04/25/26           688,077

                See accompanying notes to financial statements.

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    $  813,334   Residential Funding Mortgage Securities                       6.500%   12/25/12      $    825,623
       884,941   Residential Funding Mortgage Securities
                  144A Issue (d)                                               6.500%   11/25/23           870,791
     1,449,410   Residential Funding Mortgage Securities                       6.500%   12/25/28         1,369,113
     2,513,665   Residential Funding Mortgage Securities                       6.500%   01/25/29         2,444,866
     2,458,539   Residential Funding Mortgage Securities                       7.000%   09/25/23         2,512,406
                                                                                                      ------------
                                                                                                       102,225,694
                                                                                                      ------------
     Non-Agency Sub-Prime Residential Mortgage-Backed Securities (1.8%)
     1,701,585   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.540%   05/31/17         1,060,479
     1,300,976   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.916%   07/25/09           888,892
     1,266,630   Black Diamond Mortgage Trust 144A Issue (c)                   6.741%   01/29/13         1,267,732
       695,258   Black Diamond Mortgage Trust 144A Issue (c)                   6.741%   01/29/13           673,552
       283,809   Black Diamond Mortgage Trust 144A Issue (d)                   6.742%   01/29/13           280,449
                                                                                                      ------------
                                                                                                         4,171,104
                                                                                                      ------------
                 Total other mortgage-backed securities (cost: $138,376,208)                           140,383,672
                                                                                                      ------------
                 Total long-term debt securities (cost: $219,678,471)                                  221,478,344
                                                                                                      ------------

SHARES
------
SHORT-TERM SECURITIES (3.5%)
     8,029,455   Federated Money Market Obligations Trust--Prime Obligation Fund,
                  current rate 2.140%                                                                    8,029,455
        62,072   Provident Institutional Fund--TempFund Portfolio,
                  current rate 2.070%                                                                       62,072
                                                                                                      ------------
                 Total short-term securities (cost: $8,091,527)                                          8,091,527
                                                                                                      ------------
                 Total investments in securities (cost: $227,769,998) (h)                             $229,569,871
                                                                                                      ============

                See accompanying notes to financial statements.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 2001. (c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2001, which includes acquisition date and cost, is as follows:

                                                              ACQUISITION
      SECURITY:                                                   DATE        COST
      ---------                                               -----------  ----------
      Banco Hipotecario Nacional 144A Issue*                     various   $1,535,571
      Banco Hipotecario Nacional 144A Issue*                     various    1,149,975
      Black Diamond Mortgage Trust 144A Issue*                   various      547,733
      Black Diamond Mortgage Trust 144A Issue*                   03/1/00    1,161,342
      DLJ Mortgage Acceptance Corporation 144A Issue*           09/06/00      851,231
      Fortress CBO Investments I, Limited 144A Issue*            various    3,798,828
      Prudential Home Mortgage Securities 144A Issue*           08/02/99      814,789
                                                                           ----------
                                                                           $9,859,469
                                                                           ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 0.8% of net assets in foreign securities at December 31, 2001.
(g) At December 31, 2001 the total cost of investments purchased on a when-issued or forward commitment basis is $1,572,161.
(h) At December 31, 2001 the cost of securities for federal income tax purposes was $ 227,887,812. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 5,115,943
      Gross unrealized depreciation                                  (3,433,884)
                                                                    -----------
      Net unrealized appreciation                                   $ 1,682,059
                                                                    ===========

                See accompanying notes to financial statements.

                                                             Index 500 Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (98.8%)
   BASIC MATERIALS (3.3%)
     Agriculture Products (.1%)
    32,476   Archer-Daniels-Midland
              Company                                               $    466,031
                                                                    ------------
     Aluminum (.4%)
    15,758   Alcan Aluminum, Ltd. (c)                                    566,185
    41,709   Alcoa, Inc.                                               1,482,755
                                                                    ------------
                                                                       2,048,940
                                                                    ------------
     Chemicals (1.7%)
    11,171   Air Products &
              Chemicals, Inc.                                            524,032
    44,292   Dow Chemical Company                                      1,496,184
    50,346   E.I. DuPont de Nemours
              & Company                                                2,140,208
     3,753   Eastman Chemical
              Company                                                    146,442
     6,252   Ecolab, Inc.                                                251,643
     6,392   Engelhard Corporation                                       176,931
     2,400   Great Lakes Chemical
              Corporation                                                 58,272
     5,328   Hercules, Inc. (b)                                           53,280
     4,605   International Flavors
              & Fragrances, Inc.                                         136,815
    63,352   Pharmacia Corporation                                     2,701,963
     8,321   PPG Industries, Inc.                                        430,362
     7,899   Praxair, Inc.                                               436,420
    10,823   Rohm & Haas Company                                         374,800
     3,638   Sigma-Aldrich
              Corporation                                                143,374
                                                                    ------------
                                                                       9,070,726
                                                                    ------------
     Construction (--)
     4,954   Vulcan Materials
              Company                                                    237,495
                                                                    ------------
     Iron and Steel (.1%)
     3,854   Allegheny Technologies,
              Inc.                                                        64,554
     3,865   Nucor Corporation                                           204,690
     4,380   United States Steel Corp.                                    79,322
     4,193   Worthington Industries,
              Inc.                                                        59,541
                                                                    ------------
                                                                         408,107
                                                                    ------------
     Mining (.2%)
    26,323   Barrick Gold
              Corporation (c)                                            419,852
     7,070   Freeport--McMoRan
              Copper & Gold, Inc. (b)                                     94,667
     8,931   Inco, Ltd. (b) (c)                                     $    151,291
     9,627   Newmont Mining
              Corporation                                                183,972
     3,841   Phelps Dodge
              Corporation                                                124,448
    16,124   Placer Dome, Inc. (c)                                       175,913
                                                                    ------------
                                                                       1,150,143
                                                                    ------------
     Paper and Forest (.8%)
     2,630   Bemis Company,
              Inc.                                                       129,343
     2,883   Boise Cascade
              Corporation                                                 98,051
    11,284   Georgia-Pacific
              Corporation                                                311,551
    23,669   International Paper
              Company                                                    955,044
    25,775   Kimberly-Clark
              Corporation                                              1,541,345
     5,129   Louisiana-Pacific
              Corporation                                                 43,289
     4,875   Mead Corporation                                            150,589
     2,402   Temple Inland, Inc.                                         136,265
     5,024   Westvaco Corporation                                        142,933
    10,620   Weyerhaeuser
              Company                                                    574,330
     5,361   Willamette Industries,
              Inc.                                                       279,415
                                                                    ------------
                                                                       4,362,155
                                                                    ------------
   CAPITAL GOODS (8.7%)
     Aerospace/Defense (1.3%)
     4,998   B.F. Goodrich
              Company                                                    133,047
    41,129   Boeing Company                                            1,594,983
     9,910   General Dynamics
              Corporation                                                789,232
    21,634   Lockheed Martin
              Corporation                                              1,009,659
     5,424   Northrop Grumman
              Corporation                                                546,793
    19,198   Raytheon Company                                            623,359
     9,018   Rockwell Collins                                            175,851
     9,026   Rockwell International
              Corporation                                                161,204
    23,010   United Technologies
              Corporation                                              1,487,136
                                                                    ------------
                                                                       6,521,264
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CAPITAL GOODS--CONTINUED
     Containers--Metal/Glass (--)
     1,375   Ball Corporation                                       $     97,212
                                                                    ------------
      Electrical Equipment (4.5%)
     9,602   American Power Conversion
              Corporation (b)                                            138,845
     4,615   Cooper Industries, Inc.                                     161,156
    21,017   Emerson Electric
              Company                                                  1,200,071
   487,532   General Electric
              Company (d)                                             19,540,283
    39,935   Honeywell International,
              Inc.                                                     1,350,602
     9,610   Molex, Inc.                                                 297,429
    40,299   Solectron
              Corporation (b)                                            454,573
     8,683   Thermo Electron
              Corporation (b)                                            207,176
                                                                    ------------
                                                                      23,350,135
                                                                    ------------
     Engineering/Construction (.2%)
    16,857   Caterpillar, Inc.                                           880,778
                                                                    ------------
      Machinery (.2%)
    11,532   Deere & Company                                             503,487
     9,961   Dover Corporation                                           369,254
     8,252   Ingersoll Rand Company                                      345,016
                                                                    ------------
                                                                       1,217,757
                                                                    ------------
     Manufacturing (2.0%)
     5,460   Avery Dennison
              Corporation                                                308,654
    14,963   Illinois Tool Works, Inc.                                 1,013,294
     4,357   Johnson Controls, Inc.                                      351,828
     2,363   Millipore Corporation                                       143,434
    19,249   Minnesota Mining and
              Manufacturing
              Company                                                  2,275,424
     5,726   Parker Hannifin
              Corporation                                                262,881
     4,088   Sealed Air
              Corporation (b)                                            166,872
     6,901   Textron, Inc.                                               286,115
    97,979   Tyco International, Ltd. (c)                              5,770,963
                                                                    ------------
                                                                      10,579,465
                                                                    ------------
     Office Equipment (.2%)
     6,384   Lexmark International
              Group, Inc. (b)                                            376,656
    11,994   Pitney Bowes, Inc.                                          451,094
                                                                    ------------
                                                                         827,750
                                                                    ------------
     Trucks and Parts (.1%)
     2,061   Cummins Engine
              Company, Inc.                                         $     79,431
     2,867   Navistar International
              Corporation (b)                                            113,246
     3,788   Paccar, Inc.                                                248,569
                                                                    ------------
                                                                         441,246
                                                                    ------------
      Waste Management (.2%)
     9,673   Allied Waste
              Industries (b)                                             136,002
    30,831   Waste Management,
              Inc.                                                       983,817
                                                                    ------------
                                                                       1,119,819
                                                                    ------------
   COMMUNICATION SERVICES (5.9%)
     Cellular (.5%)
   124,265   AT&T Wireless Services,
              Inc.                                                     1,785,688
    13,754   Citizens Utilities
              Company (b)                                                146,618
    39,204   Nextel Communications,
              Inc. (b)                                                   429,676
                                                                    ------------
                                                                       2,361,982
                                                                    ------------
      Telecommunication (1.4%)
    37,541   Qualcomm, Inc. (b)                                        1,895,820
    81,765   Qwest Communications
              International, Inc.                                      1,155,339
    43,565   Sprint Corporation
              FON Group                                                  874,785
    48,407   Sprint Corporation
             PCS Group (b)                                             1,181,615
   144,844   Worldcom, Inc.--Worldcom
              Group (b)                                                2,039,404
                                                                    ------------
                                                                       7,146,963
                                                                    ------------
      Telephone (4.0%)
    15,221   Alltel Corporation                                          939,592
   173,752   AT&T Corporation--
              Libery Media
              Corporation                                              3,151,861
    92,178   Bellsouth Corporation                                     3,516,591
     6,941   CenturyTel, Inc.                                            227,665
   165,086   SBC Communications,
              Inc.                                                     6,466,419
   133,307   Verizon
              Communications                                           6,326,750
                                                                    ------------
                                                                      20,628,878
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
CONSUMER CYCLICAL (9.8%)
     Auto (1.1%)
     3,564   Cooper Tire & Rubber
              Company                                               $     56,881
     7,294   Dana Corporation                                            101,241
     6,985   Danaher Corporation                                         421,265
    27,513   Delphi Automotive
              Systems Corporation                                        375,828
     3,404   Eaton Corporation                                           253,292
    88,852   Ford Motor Company                                        1,396,753
    27,281   General Motors
              Corporation                                              1,325,857
     8,011   Goodyear Tire & Rubber
              Company                                                    190,742
    14,867   Harley-Davidson, Inc.                                       807,427
     4,301   ITT Industries, Inc.                                        217,200
     6,221   TRW, Inc.                                                   230,426
     6,354   Visteon Corporation                                          95,564
                                                                    ------------
                                                                       5,472,476
                                                                    ------------
     Building Materials (.2%)
     2,999   Centex Corporation                                          171,213
     2,930   Crane Company                                                75,125
     2,471   Kaufman and Broad
              Home Corporation                                            99,087
    22,537   Masco Corporation                                           552,156
     2,884   Pulte Corporation                                           128,828
                                                                    ------------
                                                                       1,026,409
                                                                    ------------
     Distribution Durables (.1%)
     8,506   Genuine Parts Company                                       312,170
                                                                    ------------
     Hardware and Tools (.1%)
     3,934   Black & Decker
              Corporation                                                148,430
     2,850   Snap-On, Inc.                                                95,931
     4,167   The Stanley Works                                           194,057
                                                                    ------------
                                                                         438,418
                                                                    ------------
     Houseware (.2%)
    46,445   Corning, Inc. (b)                                           414,289
     9,649   Leggett & Platt, Inc.                                       221,927
     3,707   Maytag Corporation                                          115,028
     3,331   Whirlpool Corporation                                       244,262
                                                                    ------------
                                                                         995,506
                                                                    ------------
     Leisure (.2%)
     4,308   Brunswick
              Corporation                                                 93,742
     8,483   Hasbro, Inc.                                                137,679
     4,442   International Game
              Technology (b)                                             303,389
    21,197   Mattel, Inc. (b)                                       $    364,588
                                                                    ------------
                                                                         899,398
                                                                    ------------
     Lodging--Hotel (.1%)
    18,136   Hilton Hotels Corporation                                   198,045
    11,847   Marriott International, Inc.                                481,581
                                                                    ------------
                                                                         679,626
                                                                    ------------
     Photography/Imagery (.1%)
    14,287   Eastman Kodak
              Company                                                    420,466
                                                                    ------------
     Publishing (.6%)
     4,181   Dow Jones and Company,
              Inc.                                                       228,826
    13,007   Gannett Company, Inc.                                       874,461
     4,130   Knight-Ridder, Inc.                                         268,161
     9,466   McGraw-Hill Companies,
              Inc.                                                       577,237
     2,384   Meredith Corporation                                         84,990
     5,623   RR Donnelly & Sons
              Company                                                    166,947
     7,445   The New York Times
              Company                                                    321,996
    14,629   Tribune Company                                             547,563
                                                                    ------------
                                                                       3,070,181
                                                                    ------------
     Retail (6.3%)
     3,083   American Greetings
              Corporation                                                 42,484
     5,295   Autozone, Inc. (b)                                          380,181
    14,244   Bed Bath & Beyond,
              Inc. (b)                                                   482,872
    10,356   Best Buy Company,
              Inc. (b)                                                   771,315
     5,590   Big Lots, Inc. (b)                                           58,136
    10,230   Circuit City Stores, Inc.                                   265,468
    22,209   Costco Wholesale
              Corporation                                                985,635
     4,100   Dillards, Inc.                                               65,600
    16,236   Dollar General
              Corporation                                                241,916
     8,466   Family Dollar Stores                                        253,811
     9,462   Federated Department
              Stores (b)                                                 386,996
    42,354   Gap, Inc.                                                   590,415
   115,081   Home Depot, Inc.                                          5,870,282
    12,955   JC Penney Company                                           348,489
    24,477   K Mart Corporation (b)                                      133,644
    16,450   Kohl's Corporation (b)                                    1,158,738

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
CONSUMER CYCLICAL--CONTINUED
    21,048   Limited, Inc.                                          $    309,827
    38,027   Lowe's Companies, Inc.                                    1,764,833
    14,694   May Department Stores
              Company                                                    543,384
    13,185   Nike, Inc.                                                  741,524
     6,600   Nordstrom, Inc.                                             133,518
    15,075   Office Depot, Inc. (b)                                      279,490
     8,802   Radioshack
              Corporation                                                264,940
     2,864   Reebok International,
              Ltd. (b)                                                    75,896
    15,843   Sears, Roebuck &
              Company                                                    754,761
    22,669   Staples, Inc. (b)                                           423,910
    44,336   Target Corporation                                        1,819,993
     7,577   The Sherwin-Williams
              Company                                                    208,367
     7,202   Tiffany & Company                                           226,647
    13,394   TJX Companies, Inc.                                         533,885
     9,749   Toys R Us, Inc. (b)                                         202,194
   218,887   Wal-Mart Stores, Inc.                                    12,596,947
                                                                    ------------
                                                                      32,916,098
                                                                    ------------
     Service (.7%)
     8,450   Convergys
              Corporation (b)                                            316,790
    48,200   CUC International                                           945,202
     3,935   Fluor Corporation                                           147,169
     5,511   Harrah's
              Entertainment (b)                                          203,962
    18,546   Interpublic Group
              Companies, Inc.                                            547,849
     9,177   Omnicom Group, Inc.                                         819,965
     5,874   Quintiles Transnational
              Corporation (b)                                             94,454
     8,613   Robert Half International,
              Inc. (b)                                                   229,967
     6,586   Sabre Holdings
              Corporation (b)                                            278,917
     5,429   TMP Worldwide,
              Inc. (b)                                                   232,904
                                                                    ------------
                                                                       3,817,179
                                                                    ------------
     Textiles (.1%)
     6,161   Jones Apparel Group,
              Inc.                                                       204,360
     2,569   Liz Clairborne, Inc.                                        127,808
     5,460   V.F. Corporation                                            212,995
                                                                    ------------
                                                                         545,163
                                                                    ------------
CONSUMER STAPLES (11.0%)
     Beverage (2.5%)
    43,426   Anheuser-Busch
              Companies, Inc.                                       $  1,963,289
     3,375   Brown-Forman
              Corporation (c)                                            211,275
    21,841   Coca-Cola Enterprises,
              Inc.                                                       413,669
     1,824   Coors Company                                                97,402
    13,941   Pepsi Bottling Group                                        327,613
    85,948   Pepsico, Inc.                                             4,184,808
   122,125   The Coca-Cola
              Company                                                  5,758,194
                                                                    ------------
                                                                      12,956,250
                                                                    ------------
     Broadcasting (.7%)
    29,350   Clear Channel
              Communications (b)                                       1,494,209
    46,405   Comcast Corporation                                       1,670,580
    10,317   Univision Communications,
              Inc. (b)                                                   417,426
                                                                    ------------
                                                                       3,582,215
                                                                    ------------
     Entertainment (1.3%)
    28,786   Carnival Corporation                                        808,311
   100,115   The Walt Disney
              Company                                                  2,074,383
    87,088   Viacom, Inc.                                              3,844,935
                                                                    ------------
                                                                       6,727,629
                                                                    ------------
     Food (1.3%)
    20,118   Campbell Soup
              Company                                                    600,925
    26,385   Conagra, Inc.                                               627,171
    17,891   General Mills, Inc.                                         930,511
    17,195   H.J. Heinz Company                                          707,058
     6,697   Hershey Foods
              Corporation                                                453,387
    19,962   Kellogg Company                                             600,856
    38,469   Sara Lee Corporation                                        855,166
    28,070   Unilever NV (c)                                           1,617,113
    11,069   Wm. Wrigley Jr
              Company                                                    568,615
                                                                    ------------
                                                                       6,960,802
                                                                    ------------
     Food & Health (.2%)
    32,698   SYSCO Corporation                                           857,342
                                                                    ------------
     Household Products (1.8%)
    11,391   Clorox Company                                              450,514
    27,095   Colgate-Palmolive Co.                                     1,564,736
    51,827   Gillette Compay                                           1,731,022

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
CONSUMER STAPLES--CONTINUED
    13,096   Newell Rubbermaid, Inc.                                $    361,057
     7,823   Pactiv Corporation (b)                                      138,858
    63,628   Procter & Gamble
              Company                                                  5,034,884
     2,809   Tupperware
              Corporation                                                 54,073
                                                                    ------------
                                                                       9,335,144
                                                                    ------------
     Personal Care (.1%)
     2,800   Alberto-Culver
              Company                                                    125,272
    11,627   Avon Products                                               540,656
                                                                    ------------
                                                                         665,928
                                                                    ------------
     Restaurants (.5%)
     5,707   Darden Restaurants, Inc.                                    202,028
    63,128   McDonald's
              Corporation                                              1,670,998
    18,724   Starbucks Corporation (b)                                   356,692
     7,199   Tricon Global Restaurants,
              Inc. (b)                                                   354,191
     5,135   Wendy's International,
              Inc.                                                       149,788
                                                                    ------------
                                                                       2,733,697
                                                                    ------------
     Retail (1.0%)
    19,942   Albertson's, Inc.                                           627,974
    19,222   CVS Corporation                                             568,971
    39,417   Kroger Company (b)                                          822,633
    24,672   Safeway, Inc. (b)                                         1,030,056
     6,546   Supervalu, Inc.                                             144,798
    50,096   Walgreen Company                                          1,686,231
     6,902   Winn-Dixie Stores, Inc.                                      98,354
                                                                    ------------
                                                                       4,979,017
                                                                    ------------
     Service (.6%)
    30,250   Automatic Data Processing,
              Inc.                                                     1,781,725
     8,354   Cintas Corporation                                          404,250
    24,739   Concord EFS, Inc. (b)                                       810,944
     3,259   Deluxe Corporation                                          135,509
                                                                    ------------
                                                                       3,132,428
                                                                    ------------
     Tobacco (1.0%)
     7,297   Fortune Brands, Inc.                                        288,888
   106,406   Philip Morris Companies,
              Inc.                                                     4,878,715
     8,123   UST, Inc.                                                   284,305
                                                                    ------------
                                                                       5,451,908
                                                                    ------------
   ENERGY (6.5%)
     Oil (5.1%)
     4,413   Amerada Hess
              Corporation                                           $    275,813
    52,390   Chevron Corporation                                       4,694,668
    30,717   Conoco, Inc.                                                869,291
     6,188   Devon Energy
              Corporation                                                239,166
   335,937   Exxon Mobil
              Corporation                                             13,202,323
    15,194   Marathon Oil
              Corporation                                                455,820
    18,347   Occidental Petroleum
              Corporation                                                486,746
    18,725   Phillips Petroleum
              Company                                                  1,128,369
   104,353   Royal Dutch Petroleum
              Company (c)                                              5,115,384
                                                                    ------------
                                                                      26,467,580
                                                                    ------------
     Oil & Gas (1.4%)
    12,182   Anadarko Petroleum
              Corporation                                                692,547
     6,760   Apache Corporation                                          337,189
     3,407   Ashland, Inc.                                               156,995
    16,495   Baker Hughes, Inc.                                          601,573
     9,860   Burlington Resources,
              Inc.                                                       370,144
     5,650   EOG Resources,
              Inc.                                                       220,972
    21,085   Halliburton Company                                         276,214
     4,949   Kerr-McGee
              Corporation                                                271,205
     2,937   McDermott International,
              Inc. (b)                                                    36,037
     6,918   Nabors Industries,
              Inc. (b)                                                   237,495
     6,435   Noble Drilling
              Corporation (b)                                            219,047
     4,524   Rowan Companies,
              Inc. (b)                                                    87,630
    28,274   Schlumberger, Ltd.                                        1,553,656
     3,860   Sunoco, Inc. (b)                                            144,132
    15,655   Transocean Offshore,
              Inc.                                                       529,452
    11,982   Unocal Corporation                                          432,191
    19,687   Veritas DGC, Inc. (b)                                       882,371
                                                                    ------------
                                                                       7,048,850
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL (17.9%)
     Auto Finance (.4%)
    51,321   Fleet Boston Financial
              Corporation                                           $  1,873,217
                                                                    ------------
     Banks (5.7%)
    17,896   AmSouth
              Bancorporation                                             338,234
    77,266   Bank of America
              Corporation                                              4,863,866
    57,264   Bank One Corporation                                      2,236,159
    22,250   BB&T Corporation                                            803,448
     8,746   Comerica Incorporated                                       501,146
    28,376   Fifth Third
              BanCorporation                                           1,747,394
    12,336   Huntington Bancshares,
              Inc.                                                       212,056
    96,893   JP Morgan Chase and
              Company                                                  3,522,061
    20,796   KeyCorporation                                              506,175
    22,975   Mellon Financial
              Corporation                                                864,320
    29,761   National City
              Corporation                                                870,212
    10,911   Northern Trust
              Corporation                                                657,060
    11,169   Regions Financial
              Corporation                                                335,517
    16,829   SouthTrust
              Corporation                                                415,171
    15,979   State Street
              Corporation                                                834,903
    14,196   Suntrust Banks, Inc.                                        890,089
    14,305   Synovus Financial
              Corporation                                                358,340
    36,168   The Bank of New York
              Company, Inc.                                            1,475,654
    95,807   U.S. Bancorp                                              2,005,241
     6,707   Union Planters
              Corporation                                                302,687
    66,832   Wachovia Corporation                                      2,095,852
    83,251   Wells Fargo &
              Company                                                  3,617,256
     4,539   Zion BanCorporation                                         238,661
                                                                    ------------
                                                                      29,691,502
                                                                    ------------
     Consumer Finance (1.2%)
    65,523   American Express
              Company                                                  2,338,516
    10,552   Capital One Financial
              Corporation                                                569,280
    22,451   Household International,
              Inc.                                                  $  1,300,803
    41,832   MBNA Corporation                                          1,472,469
     7,699   USA Education, Inc.                                         646,870
                                                                    ------------
                                                                       6,327,938
                                                                    ------------
     Finance--Diversified (1.7%)
     5,172   Ambac Financial Group,
              Inc.                                                       299,252
    34,134   Federal Home Loan
              Mortgage Corporation                                     2,232,364
    49,061   Federal National
              Mortgage Association                                     3,900,350
    14,668   John Hancock Financial
              Services, Inc.                                             605,788
     5,244   MGIC Investment
              Corporation                                                323,660
     7,618   Moodys Corporation                                          303,653
    13,951   PNC Financial Services
              Group                                                      784,046
    13,879   Providian Financial
              Corporation                                                 49,270
    10,869   Stilwell Financial,
              Inc.                                                       295,854
                                                                    ------------
                                                                       8,794,237
                                                                    ------------
     Insurance (4.2%)
     7,039   Aetna, Inc.                                                 232,217
    25,664   Aflac, Inc.                                                 630,308
    35,016   Allstate Corporation                                      1,180,039
   128,299   American International
              Group                                                   10,186,941
    13,221   AON Corporation                                             469,610
     8,339   Chubb Corporation                                           575,391
     7,103   Cigna Corporation                                           658,093
     7,953   Cincinnati Financial
              Corporation                                                303,407
    16,929   Conseco, Inc. (b)                                            75,503
    12,041   Hartford Financial Services
              Group, Inc.                                                756,536
     7,353   Jefferson-Pilot
              Corporation                                                340,223
     9,304   Lincoln National
              Corporation                                                451,895
     9,404   Loews Corporation                                           520,794
    13,496   Marsh and McLennan
              Companies, Inc.                                          1,450,145
     7,265   MBIA, Inc.                                                  389,622
    35,593   MetLife, Inc.                                             1,127,586
     3,590   Progressive Corporation                                     535,987

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL--CONTINUED
     6,289   Safeco Corporation                                     $    195,902
    10,185   The St. Paul Companies,
              Inc.                                                       447,849
     6,048   Torchmark Corporation                                       237,868
    11,887   UnumProvident
              Corporation                                                315,124
     3,122   Wellpoint Health Networks,
              Inc. (b)                                                   364,806
     6,547   XL Capital, Ltd. (c)                                        598,134
                                                                    ------------
                                                                      22,043,980
                                                                    ------------
     Investment Bankers/Brokers (4.0%)
     4,617   Bear Stearns & Company,
              Inc.                                                       270,741
    67,116   Charles Schwab
              Corporation                                              1,038,285
   252,661   CitiGroup, Inc.                                          12,754,327
    12,761   Franklin Resources,
              Inc.                                                       450,080
    11,703   Lehman Brothers Holdings,
              Inc.                                                       781,760
    41,563   Merrill Lynch & Company,
              Inc.                                                     2,166,264
    53,860   Morgan Stanley Dean Witter
              & Company                                                3,012,928
     6,008   T. Rowe Price Associates,
              Inc.                                                       208,658
                                                                    ------------
                                                                      20,683,043
                                                                    ------------
     Public Finance(--)
     6,003   Countrywide Credit
              Industries, Inc.                                           245,943
                                                                    ------------
     Real Estate Investment Trust (.2%)
    20,348   Equity Office Properties
              Trust                                                      612,068
    13,299   Equity Residential
              Properties Trust                                           381,814
     9,739   Starwood Hotels & Resorts
              Worldwide, Inc.                                            290,709
                                                                    ------------
                                                                       1,284,591
                                                                    ------------
     Savings and Loans (.4%)
    11,038   Charter One Financial,
              Inc.                                                       299,682
     7,776   Golden West Financial
              Corporation                                                457,618
    43,015   Washington Mutual,
              Inc.                                                     1,406,591
                                                                    ------------
                                                                       2,163,891
                                                                    ------------
     Service (.1%)
     9,010   H&R Block, Inc.                                        $    402,747
                                                                    ------------
   HEALTH CARE (13.4%)
     Biotechnology (.9%)
    51,345   Amgen, Inc.                                               2,897,912
     7,284   Biogen, Inc. (b)                                            417,737
    10,421   Genzyme Surgical
              Products (b)                                               623,801
    26,746   Immunex Corp (b)                                            741,132
                                                                    ------------
                                                                       4,680,582
                                                                    ------------
   Drugs (7.4%)
    64,788   American Home Products
              Corporation                                              3,975,392
    95,021   Bristol-Myers Squibb
              Company                                                  4,846,071
    22,143   Cardinal Health, Inc.                                     1,431,766
     9,287   Chiron Corporation (b)                                      407,142
    55,210   Eli Lilly & Company                                       4,336,193
     8,740   Forest Laboratores,
              Inc. (b)                                                   716,243
    12,063   King Pharmaceuticals,
              Inc. (b)                                                   508,214
    10,512   Medimmune, Inc. (b)                                         487,231
   111,711   Merck & Company,
              Inc.                                                     6,568,607
   308,740   Pfizer, Inc.                                             12,303,289
    71,901   Schering-Plough
              Corporation                                              2,574,775
     5,257   Watson Pharmaceuticals,
              Inc. (b)                                                   165,017
                                                                    ------------
                                                                      38,319,940
                                                                    ------------
   Health Care--Diversified (2.9%)
    76,242   Abbott Laboratories                                       4,250,492
     6,449   Allergan, Inc.                                              483,997
    19,265   Healthsouth
              Corporation (b)                                            285,507
   150,642   Johnson & Johnson                                         8,902,942
    15,984   Tenet Healthcare
              Corporation (b)                                            938,580
                                                                    ------------
                                                                      14,861,518
                                                                    ------------
     Hospital Management (.2%)
    12,040   Health Management
              Associates, Inc. (b)                                       221,536
    25,293   HCA, Inc.                                                   974,792
                                                                    ------------
                                                                       1,196,328
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   HEALTH CARE--CONTINUED
     Managed Care (.4%)
     8,284   Humana, Inc. (b)                                       $     97,668
     5,029   Manor Care, Inc. (b)                                        119,238
    14,044   McKesson HBOC, Inc.                                         525,246
    15,312   UnitedHealth Group,
              Inc.                                                     1,083,630
                                                                    ------------
                                                                       1,825,782
                                                                    ------------
     Medical Products/Supplies (1.6%)
     5,101   AmerisourceBergen
              Corporation                                                324,169
     2,578   Bausch & Lomb, Inc.                                          97,087
    28,992   Baxter International,
              Inc.                                                     1,554,841
    12,697   Becton Dickinson &
              Company                                                    420,906
    13,241   Biomet, Inc.                                                409,147
    19,808   Boston Scientific
              Corporation (b)                                            477,769
     2,572   CR Bard, Inc.                                               165,894
    14,926   Guidant
              Corporation (b)                                            743,315
    59,454   Medtronic, Inc.                                           3,044,639
     5,963   Pall Corporation                                            143,470
     4,292   St. Jude  Medical,
              Inc. (b)                                                   333,274
     9,656   Stryker Corporation                                         563,621
     9,524   Zimmer Holdings,
              Inc. (b)                                                   290,863
                                                                    ------------
                                                                       8,568,995
                                                                    ------------
   TECHNOLOGY (18.5%)
     Communications Equipment (1.0%)
    38,771   ADC Telecommunications,
              Inc. (b)                                                   178,347
     3,962   Andrew
              Corporation (b)                                             86,728
    14,089   Avaya, Inc. (b)                                             171,181
    16,067   Ciena Corporation                                           229,919
     9,109   Comverse
              Technology (b)                                             203,768
   167,669   Lucent Technologies,
              Inc.                                                     1,054,638
   109,305   Motorola, Inc.                                            1,641,761
   157,190   Nortel Networks
              Corporation                                              1,178,925
     7,674   Scientific-Atlanta, Inc.                                    183,716
    20,134   Tellabs, Inc. (b)                                           302,614
                                                                    ------------
                                                                       5,231,597
                                                                    ------------
     Computer Hardware (4.1%)
    17,228   Apple Computer,
              Inc. (b)                                              $    377,293
    83,192   Compaq Computer
              Corporation                                                811,954
    28,287   Computer Associates
              International                                              975,619
   128,177   Dell Computer
              Corporation                                              3,483,851
    15,909   Gateway, Inc. (b)                                           127,908
    95,274   Hewlett-Packard Company                                   1,956,928
    84,599   International Business
              Machines Corporation                                    10,233,095
     4,728   NCR Coporation (b)                                          174,274
     7,100   Nvidia Corporation (b)                                      474,990
    27,894   Palm, Inc. (b)                                              108,229
   159,194   Sun Microsystems,
              Inc. (b)                                                 1,964,454
    11,215   Symbol Technologies, Inc.                                   178,094
    35,358   Xerox Corporation                                           368,430
                                                                    ------------
                                                                      21,235,119
                                                                    ------------
     Computer Networking (1.3%)
   360,216   Cisco Systems, Inc.                                       6,523,512
    27,973   Yahoo!, Inc. (b)                                            496,241
                                                                    ------------
                                                                       7,019,753
                                                                    ------------
     Computer Peripherals (.4%)
   108,806   EMC Corporation (b)                                       1,462,353
    16,261   Network Appliance,
              Inc. (b)                                                   355,628
     4,583   Qlogic Corporation (b)                                      203,989
                                                                    ------------
                                                                       2,021,970
                                                                    ------------
     Computer Services & Software (6.1%)
    11,619   Adobe Systems, Inc.                                         360,770
   217,391   AOL Time Warner, Inc.                                     6,978,251
     2,691   Autodesk, Inc.                                              100,294
    11,993   BMC Software, Inc. (b)                                      196,325
     9,218   Citrix Systems, Inc.                                        208,880
     8,365   Computer Sciences
              Corporation (b)                                            409,718
    18,262   Compuware
              Corporation (b)                                            215,309
    14,512   IMS Health, Inc.                                            283,129
     4,048   Mercury Interactive
              Corporation (b)                                            137,551
   264,494   Microsoft
              Corporation (b)                                         17,528,017
    17,786   Novell, Inc. (b)                                             81,638

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TECHNOLOGY--CONTINUED
   273,132   Oracle Corporation (b)                                 $  3,771,953
    12,844   Parametric Technology
              Corporation (b)                                            100,312
    14,874   Peoplesoft, Inc. (b)                                        597,935
     6,204   Sapient
              Corporation (b)                                             47,895
    22,706   Siebel Systems,
              Inc. (b)                                                   635,314
    15,671   Unisys Corporation (b)                                      196,514
                                                                    ------------
                                                                      31,849,805
                                                                    ------------
     Electrical Instruments (.4%)
    22,622   Agilent Technologies,
              Inc. (b)                                                   644,953
    10,408   Applied Biosystems
              Group--Applera
              Corporation                                                408,722
    65,202   JDS Uniphase
              Corporation (b)                                            569,213
     6,050   PerkinElmer, Inc.                                           211,871
     4,479   Tektronix, Inc. (b)                                         115,469
     6,427   Waters Corporation (b)                                      249,046
                                                                    ------------
                                                                       2,199,274
                                                                    ------------
     Electrical Semiconductor (3.8%)
    16,622   Advanced Micro Devices,
              Inc. (b)                                                   263,625
    18,916   Altera Corporation                                          401,398
    17,766   Analog Devices,
              Inc. (b)                                                   788,633
    40,087   Applied Materials,
              Inc. (b)                                                 1,607,489
    14,609   Applied Micro Circuits
              Corporation (b)                                            165,374
    12,882   Broadcom
              Corporation (b)                                            527,904
    12,513   Conexant Systems,
              Inc. (b)                                                   179,687
   329,625   Intel Corporation                                        10,366,706
    15,554   Linear Technology
              Corporation                                                607,228
    18,016   LSI Logic
              Corporation (b)                                            284,292
    29,430   Micron Technology,
              Inc. (b)                                                   912,330
     8,639   National Semiconductor
              Corporation (b)                                            265,995
     7,038   Novellus Systems,
              Inc. (b)                                                   277,649
     8,107   PMC-Sierra, Inc. (b)                                        172,355
     3,872   Power-One, Inc. (b)                                    $     40,308
    85,068   Texas Instruments, Inc.                                   2,381,904
     9,355   Vitesse Semiconductor
              Corporation (b)                                            116,563
    16,404   Xilinx, Inc. (b)                                            640,576
                                                                    ------------
                                                                      20,000,016
                                                                    ------------
     Electronics--Computer Distribution (.3%)
    15,860   Maxim Integrated
              Products (b)                                               832,809
    25,581   Sanmina
              Corporation (b)                                            509,062
     2,803   Thomas and Betts
              Corporation                                                 59,283
     4,603   WW Grainger, Inc.                                           220,944
                                                                    ------------
                                                                       1,622,098
                                                                    ------------
     Equipment Semiconductor (.2%)
     9,681   Jabil Circuit, Inc. (b)                                     219,952
     9,101   KLA-Tencor
              Corporation (b)                                            451,046
     8,881   Teradyne, Inc. (b)                                          267,673
                                                                    ------------
                                                                         938,671
                                                                    ------------
     Service--Data Processing (.9%)
    23,281   Electronic Data Systems
              Corporation                                              1,595,913
     7,114   Equifax, Inc.                                               171,803
    18,736   First Data Corporation                                    1,469,839
     9,191   Fiserv, Inc. (b)                                            388,963
    10,414   Intuit, Inc. (b)                                            445,303
    18,382   Paychex, Inc.                                               644,105
                                                                    ------------
                                                                       4,715,926
                                                                    ------------
   TRANSPORTATION (.7%)
     Air Freight (.1%)
    14,641   FedEx Corporation (b)                                       759,575
                                                                    ------------
     Airlines (.2%)
     7,586   AMR Corporation (b)                                         168,182
     6,052   Delta Air Lines, Inc.                                       177,082
    37,585   Southwest Airlines
              Company                                                    694,571
     3,345   US Airways Group,
              Inc. (b)                                                    21,207
                                                                    ------------
                                                                       1,061,042
                                                                    ------------
     Railroads (.4%)
    18,946   Burlington Northern Santa
              Fe Corporation                                             540,529
    10,468   CSX Corporation                                             366,903

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TRANSPORTATION--CONTINUED
    18,933   Norfolk Southern
              Corporation                                           $    347,042
    12,199   Union Pacific
              Corporation                                                695,343
                                                                    ------------
                                                                       1,949,817
                                                                    ------------
     Trucking (--)
     2,895   Ryder System, Inc.                                           64,124
                                                                    ------------
   UTILITIES (3.1%)
     Electric Companies (2.3%)
    26,178   AES Corporation (b)                                         428,010
     6,141   Allegheny Energy, Inc.                                      222,427
     6,769   Ameren Corporation                                          286,329
    15,825   American Electric Power
              Company, Inc.                                              688,862
     8,039   Baltimore Gas & Electric
              Company                                                    213,435
    10,742   Carolina Power & Light
              Company                                                    483,712
     7,758   Cinergy Corporation                                         259,350
    10,423   Consolidated Edison, Inc.                                   420,672
     6,530   Consumers Energy
              Company                                                    156,916
    12,917   Dominion Resources,
             Inc.                                                        776,312
     7,968   DTE Energy Company                                          334,178
    38,116   Duke Energy
              Corporation                                              1,496,434
    16,000   Edison International (b)                                    241,600
    10,855   Entergy Corporation                                         424,539
    15,759   Exelon Corporation                                          754,541
    14,615   FirstEnergy
              Corporation                                                511,233
     8,637   FPL Group, Inc.                                             487,127
     7,869   Niagara Mohawk Holdings,
              Inc.                                                       139,517
    10,155   Nisource, Inc.                                         $    234,174
    19,018   Pacific Gas and Electric
              Company (b)                                                365,906
     4,141   Pinnacle West Capital
              Corporation                                                173,301
     7,192   PPL Corporation                                             250,641
    10,192   Public Service Enterprise
              Group, Inc.                                                430,000
    14,642   Reliant Energy, Inc.                                        388,306
    34,137   Southern Company                                            865,373
     6,853   Teco Energy, Inc.                                           179,823
    13,019   TXU Corporation                                             613,846
                                                                    ------------
                                                                      11,826,564
                                                                    ------------
     Natural Gas (.6%)
    17,234   Dynegy, Inc.                                                439,467
    25,062   El Paso Energy
              Corporation (b)                                          1,118,016
     6,830   Keyspan Corporation                                         236,660
     5,448   Kinder Morgan Energy
              Partners                                                   303,399
     2,155   Nicor, Inc.                                                  89,734
     1,755   Peoples Energy
              Corporation                                                 66,567
    10,175   Sempra Energy                                               249,796
    25,309   The Williams
              Companies, Inc.                                            645,886
                                                                    ------------
                                                                       3,149,525
                                                                    ------------
     Power Products--Industrial (.2%)
    14,994   Calpine Corporation (b) .                                   251,749
    19,674   Mirant Corporation (b)                                      315,177
    16,969   Xcel Energy, Inc.                                           470,720
                                                                    ------------
                                                                       1,037,646
                                                                    ------------
Total common stock
  (cost: $323,450,209)                                               514,055,482
                                                                    ------------

                See accompanying notes to financial statements.

                                                                                                         MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                                ------------
SHORT-TERM SECURITIES (1.2%)
         3,833   Federated Money Market Obligations Trust--Prime Obligation Fund,
                  current rate 2.140%                                                                 $      3,833
        49,141   Provident Institutional Fund--TempFund Portfolio,
                  current rate 2.07%..............................................................          49,141
     6,294,153   Wells Fargo & Company--Cash Investment Fund,
                  current rate 2.20%..............................................................       6,294,153
                                                                                                      ------------
                 Total short-term securities (cost: $6,347,127)...................................       6,347,127
                                                                                                      ------------
                 Total investments in securities (cost: $329,797,336) (e).........................    $520,402,609
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 2.8% of net assets in foreign securities as of December 31, 2001.
(d) Partially pledged as initial margin deposit on open stock index futures purchase contracts (see note 6 to the financial statements).
(e) At December 30, 2001, the cost of securities for federal income tax purposes was $334,211,002. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                               $ 235,748,446
      Gross unrealized depreciation                                 (49,556,839)
                                                                  -------------
      Net unrealized appreciation                                 $ 186,191,607
                                                                  =============

                See accompanying notes to financial statements.

Capital Appreciation Portfolio
Investments in Securities
DECEMBER 31, 2001

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (95.0%)
   CAPITAL GOODS (7.6%)
     Aerospace/Defense (1.2%)
    46,200   United Technologies
              Corporation                                           $  2,985,906
                                                                    ------------
     Electrical Equipment (2.6%)
   167,700   General Electric
              Company                                                  6,721,416
                                                                    ------------
     Manufacturing (3.8%)
   166,700   Tyco International,
              Ltd. (c)                                                 9,818,630
                                                                    ------------
   COMMUNICATION SERVICES (3.3%)
     Telecommunication (3.3%)
    87,000   Qualcomm, Inc. (b)                                        4,393,500
   162,800   Sprint Corporation (b)                                    3,973,948
                                                                    ------------
                                                                       8,367,448
                                                                    ------------
   CONSUMER CYCLICAL (5.3%)
     Auto (1.6%)
    66,000   Danaher Corporation                                       3,980,460
                                                                    ------------
     Retail (2.3%)
   117,197   Home Depot, Inc.                                          5,978,219
                                                                    ------------
     Service (1.4%)
    41,400   Omnicom Group                                             3,699,090
                                                                    ------------
   CONSUMER STAPLES (14.0%)
     Beverage (2.7%)
    76,200   Anheuser-Busch
              Companies, Inc.                                          3,445,002
    72,300   Pepsico, Inc.                                             3,520,287
                                                                    ------------
                                                                       6,965,289
                                                                    ------------
     Broadcasting (8.0%)
    54,000   Clear Channel
              Communications,
              Inc. (b)                                                 2,749,140
   168,400   Comcast Corporation
              Class A (b)                                              6,062,400
    40,900   Crown Media Holdings,
              Inc. Class A (b)                                           461,761
   192,200   Fox Entertainment
              Group, Inc. (b)                                          5,099,066
   433,900   Liberty Media
              Corporation (b)                                          6,074,600
                                                                    ------------
                                                                      20,446,967
                                                                    ------------
     Entertainment (3.3%)
   191,717   Viacom, Inc. Class B (b)                                  8,464,305
                                                                    ------------
   ENERGY (4.3%)
     Oil (2.2%)
   202,500   Conoco, Inc.                                           $  5,730,750
     Oil & Gas (2.1%)
    63,100   Veritas DGC, Inc. (b)                                     2,828,142
    65,400   Weatherford International,
              Inc. (b)                                                 2,436,804
                                                                    ------------
                                                                       5,264,946
                                                                    ------------
   FINANCIAL (11.9%)
     Banks (1.0%)
    61,800   Wells Fargo & Company                                     2,685,210
                                                                    ------------
     Finance--Diversified (2.1%)
    62,400   Federal Home Loan
              Mortgage Corporation                                     4,080,960
    23,100   PNC Financial Services
              Group                                                    1,298,220
                                                                    ------------
                                                                       5,379,180
                                                                    ------------
     Insurance (5.0%)
    89,600   American International
              Group                                                    7,114,240
     2,300   Berkshire Hathaway,
              Inc. Class B (b)                                         5,807,500
                                                                    ------------
                                                                      12,921,740
                                                                    ------------
     Investment Bankers/Brokers (3.8%)
   194,466   CitiGroup, Inc.                                           9,816,644
                                                                    ------------
   HEALTH CARE (19.9%)
     Biotechnology (2.7%)
    56,300   Genentech, Inc. (b)                                       3,054,275
    55,000   Idec Pharmaceuticals
              Corporation (b)                                          3,791,150
                                                                    ------------
                                                                       6,845,425
                                                                    ------------
     Drugs (8.0%)
    97,700   American Home
              Products Corporation                                     5,994,872
   132,700   King Pharmaceuticals,
              Inc. (b)                                                 5,590,651
   226,875   Pfizer, Inc.                                              9,040,969
                                                                    ------------
                                                                      20,626,492
                                                                    ------------
     Health Care--Diversified (4.7%)
   120,600   Abbott Laboratories                                       6,723,450
    89,596   Johnson & Johnson                                         5,295,124
                                                                    ------------
                                                                      12,018,574
                                                                    ------------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   HEALTH CARE--CONTINUED
     Medical Products/Supplies (4.5%)
    66,300   Baxter International, Inc.                             $  3,555,669
    79,500   Biomet, Inc.                                              2,456,550
   110,500   Medtronic, Inc.                                           5,658,705
                                                                    ------------
                                                                      11,670,924
                                                                    ------------
   TECHNOLOGY (27.3%)
     Communications Equipment (4.3%)
   185,600   Brocade Communication
              Systems, Inc. (b)                                        6,147,072
    90,400   Comverse Technology,
              Inc. (b)                                                 2,022,248
    33,500   Harris Corporation                                        1,022,085
   181,900   Openwave Systems,
              Inc. (b)                                                 1,780,801
                                                                    ------------
                                                                      10,972,206
                                                                    ------------
     Computer Hardware (2.7%)
   116,100   Dell Computer
              Corporation (b)                                          3,155,598
    32,100   International Business
              Machines Corporation                                     3,882,816
                                                                    ------------
                                                                       7,038,414
                                                                    ------------
     Computer Networking (1.4%)
   192,200   Cisco Systems, Inc.(b)                                    3,480,742
                                                                    ------------
     Computer Services & Software (8.8%)
   198,250   AOL Time Warner, Inc. (b)                              $  6,363,825
   181,300   Microsoft Corporation (b)                                12,014,751
    83,200   Rational Software
              Corporation (b)                                          1,622,400
    81,300   SAP AG (c)                                                2,595,909
                                                                    ------------
                                                                      22,596,885
                                                                    ------------
     Electrical Semiconductor (8.5%)
   115,100   Analog Devices, Inc. (b)                                  5,109,289
   302,700   Intel Corporation                                         9,519,915
    58,600   Marvell Technology
              Group, Ltd. (b)(c)                                       2,099,052
    96,300   Texas Instruments, Inc.                                   2,696,400
    59,600   Xilinx, Inc. (b)                                          2,327,380
                                                                    ------------
                                                                      21,752,036
                                                                    ------------
     Equipment Semiconductor (.7%)
    55,300   Teradyne, Inc. (b)                                        1,666,742
                                                                    ------------
     Service--Data Processing (.9%)
    55,100   Intuit, Inc. (b)                                          2,356,076
                                                                    ------------
   UTILITIES (1.4%)
     Electric Companies (1.4%)
    91,800   Duke Energy
              Corporation                                              3,604,068
                                                                    ------------
Total common stock
  (cost: $241,054,160)                                               243,854,784
                                                                    ------------

SHARES
------
SHORT-TERM SECURITIES (5.0%)
    12,827,479   Wells Fargo & Company--Cash Investment
                  Fund, current rate 2.200%                           12,827,479
                                                                    ------------
                 Total short-term securities (cost: $12,827,479)      12,827,479
                                                                    ------------
                 Total investments in securities
                  (cost: $253,881,639) (d)                          $256,682,263
                                                                    ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 5.7% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001, the cost of securities for federal income tax purposes was $257,985,579. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                $ 26,763,044
      Gross unrealized depreciation                                 (28,066,360)
                                                                   ------------
      Net unrealized depreciation                                  $ (1,303,316)
                                                                   ============

                See accompanying notes to financial statements.

International Stock Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (94.7%)
   BERMUDA (1.2%)
     Insurance (1.2%)
    37,200   XL Capital, Ltd.                                       $  3,398,592
                                                                    ------------
   BRAZIL (1.7%)
     Mining (1.1%)
   131,060   Vale Rio Doce ADR                                         3,094,327
     Telecommunication (.6%)
   414,690   Embratel ADR                                              1,725,110
                                                                    ------------
                                                                       4,819,437
                                                                    ------------
   CANADA (3.0%)
     Chemicals (.8%)
   204,139   Husky Energy                                              2,106,227
     Communications Equipment (.7%)
   253,000   Nortel Networks
              Corporation                                              1,897,500
     Oil & Gas (.1%)
    24,100   Husky Energy, Inc.                                          248,654
     Shipping (1.4%)
   313,020   Transcanada Pipelines                                     3,896,327
                                                                    ------------
                                                                       8,148,708
                                                                    ------------
   CHILE (1.4%)
     Telecommunication (1.4%)
   147,400   CIA Telecom Chile ADR                                     1,984,004
   133,380   Telecom De Chile ADR                                      1,795,295
                                                                    ------------
                                                                       3,779,299
                                                                    ------------
   FINLAND (4.7%)
     Insurance (1.4%)
   512,800   Sampo Insurance                                           4,018,055
     Paper and Forest (3.3%)
   347,680   Metso Corporation                                         3,652,976
   177,073   Stora Enso                                                2,245,127
   247,300   Stora Enso-Oyj                                            3,166,417
                                                                    ------------
                                                                      13,082,575
                                                                    ------------
   FRANCE (8.9%)
     Chemicals (2.0%)
    77,025   Aventis                                                   5,469,499
     Houseware (1.5%)
   125,200   BIC                                                       4,276,299
     Investment Bankers/Brokers (1.4%)
   182,980   Axa-Uap                                                   3,823,859
     Machinery (.6%)
   146,300   Alstom                                                    1,627,016
     Manufacturing (.7%)
    61,590   Michelin B                                                2,031,812
     Mining (1.6%)
    88,780   Pechiney                                               $  4,576,978
     Oil & Gas (1.1%)
    21,117   Total Fina Elf                                            3,015,933
                                                                    ------------
                                                                      24,821,396
                                                                    ------------
   GERMANY (6.0%)
     Banks (1.3%)
    51,166   Deutsche Bank 144A
              Issue (c)                                                3,612,766
     Chemicals (1.2%)
    93,460   BASF                                                      3,482,622
     Electric Companies (1.0%)
    52,900   E.On Ag                                                   2,750,766
     Transport Services (1.2%)
   246,000   Deutsche Post                                             3,395,095
     Manufacturing (1.3%)
    48,790   Adidas-Salomon                                            3,627,459
                                                                    ------------
                                                                      16,868,708
                                                                    ------------
   HONG KONG (6.6%)
     Diversified Operations (1.4%)
 5,534,800   Swire Pacific 'B'                                         3,974,773
     Electric Companies (.9%)
   639,000   CLP Holdings Limited                                      2,437,868
     Investment Bankers/Brokers (--)
   113,000   Peregrine                                                         0
     Oil & Gas (1.0%)
15,405,860   Petrochina                                                2,726,386
     Real Estate (2.4%)
   423,000   Cheung Kong                                               4,393,875
   243,100   Hutchison Whampoa                                         2,345,923
     Telecommunication (.9%)
   144,000   China Mobile ADR (b)                                      2,517,120
                                                                    ------------
                                                                      18,395,945
                                                                    ------------
   INDIA (.8%)
     Office Equipment (.8%)
   191,000   Satyam Computer ADR                                       2,097,180
                                                                    ------------
   ITALY (2.0%)
      Banks (2.0%)
 1,542,200   Banca Nazionale                                           3,123,973
   237,000   San Paolo-Imi                                             2,542,849
                                                                    ------------
                                                                       5,666,822
                                                                    ------------
   JAPAN (10.2%)
     Drugs (1.1%)
   105,000   Ono Pharmaceutical                                        3,156,570

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   JAPAN--CONTINUED
     Electrical Equipment (2.2%)
   348,000   Hitachi                                                $  2,549,062
    75,600   Sony Corporation                                          3,455,242
     Investment Bankers/Brokers (1.4%)
   305,200   Nomura Securities                                         3,912,223
     Machinery (.8%)
   659,000   Komatsu                                                   2,358,241
     Technology (2.3%)
   303,000   Fujitsu, Ltd.                                             2,205,570
   416,000   NEC                                                       4,243,797
     Telecommunication (1.5%)
     1,291   Nippon Telephone &
              Telegraph                                                4,206,142
     Water Utilities (.9%)
   201,000   Kurita Water Industries .                                 2,495,247
                                                                    ------------
                                                                      28,582,094
                                                                    ------------
   MEXICO (3.3%)
     Mining (2.0%)
 1,704,620   Grupo Carso S.A. (b)                                      5,670,602
      Telecommunication (1.3%)
   107,220   Telefonos De Mexico ADR                                   3,754,844
                                                                    ------------
                                                                       9,425,446
                                                                    ------------
   NETHERLANDS (6.2%)
     Chemicals (2.0%)
   122,380   Akzo Nobel                                                5,464,703
     Electrical Equipment (1.7%)
   156,110   Philips Electronics                                       4,639,832
     Investment Bankers/Brokers (1.5%)
   161,394   Ing Groep                                                 4,115,718
     Publishing (1.0%)
   127,280   Wolters Kluwer                                            2,901,251
                                                                    ------------
                                                                      17,121,504
                                                                    ------------
   NEW ZEALAND (1.2%)
     Telecommunication (1.2%)
 1,563,800   Telecom Corporation
              of New Zealand                                           3,255,832
                                                                    ------------
   SINGAPORE (.5%)
     Technology (.5%)
   157,210   Creative Technology                                       1,289,122
                                                                    ------------
   SOUTH AFRICA (.8%)
     Mining (.8%)
   130,700   Anglogold, Ltd. ADR                                       2,360,442
                                                                    ------------
   SOUTH KOREA (3.4%)
     Electric Companies (1.1%)
   270,000   Korea Electric Power                                      2,470,500
    60,700   Korea Electric Power
              ADR                                                   $    555,405
     Electrical Equipment (1.2%)
    29,000   Samsung GDR                                               3,355,300
     Telecommunication (1.1%)
   153,960   Korea Telecom ADR                                         3,130,007
                                                                    ------------
                                                                       9,511,212
                                                                    ------------
   SPAIN (4.0%)
     Electric Companies (1.2%)
   250,000   Iberdrola SA                                              3,254,412
     Oil & Gas (1.8%)
   341,000   Repsol                                                    4,973,401
     Telecommunication (1.0%)
    69,164   Telefonica SA (b)                                         2,772,093
                                                                    ------------
                                                                      10,999,906
                                                                    ------------
   SWEDEN (5.3%)
     Auto (.3%)
    35,000   Autoliv, Inc.                                               700,687
     Banks (3.1%)
   403,700   Foreningssparbaken                                        5,003,098
   698,900   Nordic                                                    3,727,580
     Trucks and Parts (1.9%)
   109,900   Autoliv, Inc.                                             2,232,069
   178,500   Volvo                                                     2,994,938
                                                                    ------------
                                                                      14,658,372
                                                                    ------------
   SWITZERLAND (3.2%)
     Banks (.9%)
    47,000   UBS AG (b)                                                2,372,222
     Food (1.0%)
    13,000   Nestle SA                                                 2,771,788
     Insurance (1.3%)
    37,180   Swiss Reinsurance                                         3,739,722
                                                                    ------------
                                                                       8,883,732
                                                                    ------------
   UNITED KINGDOM (19.4%)
     Aerospace/Defense (1.9%)
 1,148,600   Bae Systems PLC                                           5,173,826
     Air Freight (1.4%)
 3,520,660   Stagecoach Holdings                                       3,791,737
     Airlines (.4%)
   417,600   British Airways PLC                                       1,185,161
     Banks (1.3%)
   332,000   Lloyds TSB Group                                          3,604,618
     Chemicals (1.9%)
   569,480   Nycomed Amersham                                          5,392,387

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   UNITED KINGDOM--CONTINUED
     Electrical Equipment (1.1%)
 3,180,400   Kidde PLC                                              $  3,101,265
     Food (3.1%)
   554,300   J Sainsbury PLC                                           2,952,625
   682,800   Unilever PLC                                              5,604,734
     Manufacturing (1.1%)
 1,244,600   Rolls-Royce                                               3,015,966
     Mining (1.7%)
   946,100   BHP Billiton PLC                                          4,805,569
     Oil & Gas (.9%)
   380,900   Shell Transportation &
              Trading Company PLC                                      2,616,588
     Publishing (1.0%)
   400,411   United News & Media                                       2,797,239
     Retail (1.6%)
   827,930   Marks & Spencer                                           4,349,939
     Telecommunication (2.0%)
1,168,800Cable & Wireless                                           $  5,622,041
                                                                    ------------
                                                                      54,013,695
                                                                    ------------
   UNITED STATES (.9%)
     Service (.9%)
    94,000   Accenture, Ltd. (b)                                       2,530,480
                                                                    ------------
Total common stock
  (cost: $278,756,794)                                               263,710,499
                                                                    ------------
PREFERRED STOCK (1.4%)
   GERMANY (1.4%)
     Trucks and Parts (1.4%)
   131,735   Volkswagen                                                4,064,336
                                                                    ------------
Total preferred stock
  (cost: $3,496,950)                                                   4,064,336
                                                                    ------------

SHARES
------
SHORT-TERM SECURITIES (3.7%)
    10,231,841   Bankers Trust Institutional Liquid Assets Fund,
                  current rate 2.320%                                 10,231,841
                                                                    ------------
                 Total short-term securities (cost: $10,231,841)      10,231,841
                                                                    ------------
                 Total investments in securities
                  (cost: $292,485,585) (d)                          $278,006,676
                                                                    ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2001, which includes acquisition date and cost, is as follows:

                                                       ACQUISITION
      SECURITY:                                            DATE          COST
      ---------                                        -----------    ----------
      Deutsche Bank 144A Issue*                           various     $2,437,230

* A 144A Issue represents a security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933.

(d) At December 31, 2001 the cost of securities for federal income tax purposes was $294,713,986. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                $ 35,188,812
      Gross unrealized depreciation                                 (51,896,122)
                                                                   ------------
      Net unrealized depreciation                                  $(16,707,310)
                                                                   ============

                 See accompanying notes to financial statements.

                                                  Small Company Growth Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (94.8%)
   CAPITAL GOODS (.9%)
     Engineering/Construction (.8%)
    64,550   Granite Construction, Inc.                              $ 1,554,364
                                                                     -----------
     Metal Fabrication (.1%)
     4,700   Triumph Group, Inc. (b) .                                   152,750
                                                                     -----------
   COMMUNICATION SERVICES (2.5%)
     Telecommunication (2.5%)
   140,246   Polycom, Inc. (b)                                         4,824,462
                                                                     -----------
   CONSUMER CYCLICAL (13.5%)
     Auto (1.2%)
    29,100   Borg-Warner Automotive,
              Inc.                                                     1,520,475
    21,300   Superior Industries
              International, Inc.                                        857,325
                                                                     -----------
                                                                       2,377,800
                                                                     -----------
     Publishing (1.0%)
    39,200   Scholastic Corporation (b)                                1,972,936
                                                                     -----------
     Retail (7.2%)
    98,400   Barnes & Noble, Inc. (b)                                  2,912,640
    77,700   Cost Plus, Inc. (b)                                       2,059,050
    48,600   Footstar, Inc. (b)                                        1,521,180
    71,700   Genesco, Inc. (b)                                         1,488,492
   107,700   Pacific Sunwear of
              California, Inc. (b)                                     2,199,234
    46,500   Ross Stores, Inc.                                         1,491,720
   113,045   Valuevision International,
              Inc. (b)                                                 2,214,551
                                                                     -----------
                                                                      13,886,867
                                                                     -----------
     Service (2.4%)
   147,300   Doubleclick, Inc. (b)                                     1,670,382
    73,412   Getty Images, Inc. (b)                                    1,687,008
    48,989   Plexus Corporation (b)                                    1,301,148
                                                                     -----------
                                                                       4,658,538
                                                                     -----------
     Textiles (1.7%)
    59,100   Linens n Things, Inc. (b)                                 1,507,050
     2,000   Mohawk Industries,
              Inc. (b)                                                   109,760
   121,200   Tommy Hilfiger
              Corporation (b)(c)                                       1,666,500
                                                                     -----------
                                                                       3,283,310
                                                                     -----------
   CONSUMER STAPLES (8.6%)
     Broadcasting (6.4%)
   173,200   Emmis
              Communications (b)                                       4,094,448
    79,600   Entercom
              Communications
              Corporation (b)                                        $ 3,980,000
    86,400   Insight
              Communications (b)                                       2,087,424
   119,100   Mediacom
              Communications
              Corporation (b)                                          2,174,766
                                                                     -----------
                                                                      12,336,638
                                                                     -----------
     Food & Health (1.5%)
    62,600   Fleming Companies,
              Inc.                                                     1,158,100
    62,500   Hain Celestial Group,
              Inc. (b)                                                 1,716,250
                                                                     -----------
                                                                       2,874,350
                                                                     -----------
     Service (.7%)
    39,500   Education Management
              Corporation (b)                                          1,431,875
                                                                     -----------
   ENERGY (3.9%)
     Oil & Gas (3.9%)
    38,400   Newfield Exploration
              Company (b)                                              1,363,584
    76,500   Pogo Producing
              Company                                                  2,009,655
    51,000   Spinnaker Exploration
              Company (b)                                              2,099,160
    51,196   Stone Energy
              Corporation (b)                                          2,022,242
                                                                     -----------
                                                                       7,494,641
                                                                     -----------
   FINANCIAL (5.8%)
     Auto Finance (1.5%)
    90,900   AmeriCredit
              Corporation (b)                                          2,867,895
                                                                     -----------
     Finance--Diversified  (.8%)
    41,000   Raymond James
              Financial Inc.                                           1,456,320
                                                                     -----------
     Insurance  (1.9%)
    57,800   HCC Insurance
              Holdings, Inc.                                           1,592,390
    90,000   Mid Atlantic Medical
              Services, Inc. (b)                                       2,043,000
                                                                     -----------
                                                                       3,635,390
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL--CONTINUED
     Investment Bankers/Brokers (.9%)
    25,200   Affiliated Managers
              Group (b)                                              $ 1,776,096
                                                                     -----------
     Savings and Loans  (.7%)
    61,800   IndyMac Bancorp,
              Inc. (b)                                                 1,444,884
                                                                     -----------
   HEALTH CARE (24.5%)
     Biotechnology (6.1%)
    91,600   Affymetrix, Inc. (b)                                      3,457,900
    43,400   Celgene Corporation (b)                                   1,385,328
    55,600   Cell Therapeutics, Inc. (b)                               1,342,184
    40,500   Intermune
              Pharmaceuticals, Inc. (b)                                1,995,030
    65,849   Lynx Therapeutics,
              Inc. (b)                                                   265,371
    87,700   Medarex, Inc. (b)                                         1,575,092
    73,400   Scios, Inc. (b)                                           1,744,718
                                                                     -----------
                                                                      11,765,623
                                                                     -----------
     Drugs (6.7%)
   135,900   Alkermes, Inc. (b)                                        3,582,324
    58,000   Cubist Pharmaceuticals,
              Inc. (b)                                                 2,085,680
    53,000   K-V Pharmaceutical
              Company (b)                                              1,563,500
    59,235   Medicis Pharmaceutical
              Corporation (b)                                          3,825,989
    27,600   OSI Pharmaceuticals,
              Inc. (b)                                                 1,262,424
   115,100   Praecis Pharmaceuticals,
              Inc. (b)                                                   669,882
                                                                     -----------
                                                                      12,989,799
                                                                     -----------
     Hospital Management (3.9%)
    68,000   Community Health
              Systems (b)                                              1,734,000
    72,100   Lifepoint Hospitals,
              Inc. (b)                                                 2,454,284
   111,207   Province Healthcare
              Company (b)                                              3,431,848
                                                                     -----------
                                                                       7,620,132
                                                                     -----------
     Managed Care (3.2%)
   102,688   Advance Paradigm,
              Inc. (b)                                                 3,013,893
    49,700   Manor Care Inc. (b)                                       1,178,387
    67,410   Oxford Health Plans (b) .                               $ 2,031,737
                                                                     -----------
                                                                       6,224,017
                                                                     -----------
     Medical Products/Supplies (1.2%)
    94,900   Alliance Imaging, Inc. (b)                                1,157,780
    48,400   Therasense, Inc. (b)                                      1,200,320
                                                                     -----------
                                                                       2,358,100
                                                                     -----------
     Special Services (3.4%)
    58,600   Apria Healthcare Group,
              Inc. (b)                                                 1,464,414
    69,900   DaVita, Inc. (b)                                          1,709,055
    47,800   Henry Schein, Inc. (b)                                    1,770,034
    53,400   Renal Care Group,
              Inc. (b)                                                 1,714,140
                                                                     -----------
                                                                       6,657,643
                                                                     -----------
   TECHNOLOGY (35.1%)
     Communications Equipment (3.8%)
   258,100   Openwave Systems,
              Inc. (b)                                                 2,526,799
   142,213   Powerwave Technologies,
              Inc. (b)                                                 2,457,441
   130,512   Tekelec (b)                                               2,363,572
                                                                     -----------
                                                                       7,347,812
                                                                     -----------
     Computer Networking (2.8%)
   108,800   Adaptec, Inc. (b)                                         1,577,600
    56,100   Emulex Corporation (b)                                    2,216,511
   140,000   Radiant Systems,
              Inc. (b)                                                 1,610,000
                                                                     -----------
                                                                       5,404,111
                                                                     -----------
     Computer Services & Software (17.3%)
   140,700   Agile Software
              Corporation (b)                                          2,422,854
   240,100   Chordiant Software,
              Inc. (b)                                                 1,899,191
   199,800   Informatica Corporation (b)                               2,899,098
   240,000   Interwoven, Inc. (b)                                      2,337,600
   229,332   Manugistics Group,
              Inc. (b)                                                 4,834,318
   162,000   MatrixOne, Inc. (b)                                       2,104,380
   164,500   McData Corporation (b)                                    4,030,250
    55,800   NetIQ Corporation (b)                                     1,967,508
   116,100   Networks Associates,
              Inc. (b)                                                 3,001,185
   215,000   Omnicell, Inc. (b)                                        1,913,500

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TECHNOLOGY--CONTINUED
    40,600   Precise Software
              Solutions, Ltd. (b) (c)                                $   838,796
    40,919   QRS Corporation (b)                                         576,958
    99,098   Sea Change International,
              Inc. (b)                                                 3,381,224
    50,700   SmartForce Public
              Company, Ltd. (b)                                        1,254,825
                                                                     -----------
                                                                      33,461,687
                                                                     -----------
     Electrical Defense (1.3%)
   128,400   Aeroflex, Inc. (b)                                        2,430,612
                                                                     -----------
     Electrical Instruments (.2%)
   214,897   APW, Ltd. (b)                                               356,729
                                                                     -----------
     Electrical Semiconductor (3.4%)
         1   Anadigics, Inc. (b)                                               8
   101,100   Cirrus Logic, Inc. (b)                                    1,336,542
    71,100   Exar Corporation (b)                                      1,482,435
    64,500   Microsemi Corporation (b)                                 1,915,650
    56,000   Varian Semiconductor
              Equipment (b)                                          $ 1,937,040
                                                                     -----------
                                                                       6,671,675
                                                                     -----------
     Equipment Semiconductor (4.7%)
    60,400   Brooks Automation,
              Inc. (b)                                                 2,456,468
    83,416   Cymer, Inc. (b)                                           2,229,710
    92,082   Photronics, Inc. (b)                                      2,886,771
    76,900   PRI Automation, Inc. (b)                                  1,572,605
                                                                     -----------
                                                                       9,145,554
                                                                     -----------
     Service--Data Processing (1.6%)
   130,364   Documentum, Inc. (b)                                      2,831,506
    10,400   Manhattan Associates,
              Inc. (b)                                                   303,160
                                                                     -----------
                                                                       3,134,666
                                                                     -----------
Total common stock
  (cost: $193,490,159)                                               183,597,276
                                                                     -----------
SHORT-TERM SECURITIES (4.5%)
     8,791,903   Wells Fargo & Company--Cash Investment Fund,
                 current rate 2.200%                                   8,791,903
                                                                    ------------
                 Total short-term securities (cost: $8,791,903)        8,791,903
                                                                    ------------
                 Total investments in securities (cost:
                 $202,282,062) (d)                                  $192,389,179
                                                                    ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 1.3% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001, the cost of securities for federal income tax purposes was $203,344,546. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                $ 32,570,839
      Gross unrealized depreciation                                 (43,526,206)
                                                                   ------------
      Net unrealized depreciation                                  $(10,955,367)
                                                                   ============

                See accompanying notes to financial statements.

Maturing Government Bond 2002 Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                    ------    --------      ------------
LONG-TERM DEBT SECURITIES (98.4%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%)
    $1,100,000   Federal Home Loan Mortgage Corporation (b)                    1.974%   04/25/02        $1,093,992
     1,085,000   Federal Home Loan Mortgage Corporation
                  Strip (b)                                                    4.835%   08/15/02         1,070,955
     1,150,000   Financial Corporation Strip (b)                               6.273%   04/06/02         1,143,598
       650,000   Financial Corporation Strip (b)                               6.763%   08/03/03           615,599
       281,000   FNMA Strip (b)                                                5.370%   05/29/03           268,685
       425,000   FNMA Strip (b)                                                6.367%   08/01/03           404,173
       300,000   FNMA Strip (b)                                                5.250%   08/15/03           284,850
       182,000   Israel Government Trust Certificates (b)                      7.030%   05/15/02           180,435
       435,000   Resolution Funding Strip (b)                                  3.937%   07/15/03           415,688
       500,000   Tennessee Valley Authority Strip (b)                          7.400%   04/15/03           479,857
       600,000   U.S. Treasury Principal Strip (b)                             6.784%   08/15/02           592,982
       550,000   U.S. Treasury Principal Strip (b)                             6.211%   02/15/03           535,945
       500,000   U.S. Treasury Principal Strip (b)                             4.254%   02/15/03           486,845
                                                                                                        ----------
                 Total U.S. government and agency obligations
                  (cost: $7,384,091)                                                                     7,573,604
                                                                                                        ----------
                 Total long-term debt securities (cost: $7,384,091)                                      7,573,604
                                                                                                        ----------
SHARES
------
SHORT-TERM SECURITIES (1.5%)
       111,943   Provident Institutional Funds--Federal Trust Fund,
                  current rate 2.120%                                                                      111,943
                                                                                                        ----------
                 Total short-term securities (cost: $111,943)                                              111,943
                                                                                                        ----------
                 Total investments in securities (cost: $7,496,034) (c)                                 $7,685,547
                                                                                                        ==========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2001 the cost of securities for federal income tax purposes was $7,497,605. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                   $ 188,062
      Gross unrealized depreciation                                        (120)
                                                                      ---------
      Net unrealized appreciation                                     $ 187,942
                                                                      =========

                See accompanying notes to financial statements.

                                         Maturing Government Bond 2006 Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
LONG-TERM DEBT SECURITIES (99.3%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.3%)
    $  686,000   Financial Corporation Strip (b)                               5.142%   11/11/06        $  536,087
     1,000,000   Financial Corporation Strip (b)                               5.353%   08/03/07           741,517
       921,000   Financial Corporation Strip  (b)                              7.647%   09/07/07           680,149
       810,000   FNMA Strip (b)                                                7.620%   08/01/05           689,677
       650,000   FNMA Strip  (b)                                               5.075%   01/15/07           506,098
       613,000   FNMA Strip  (b)                                               5.745%   04/08/07           466,033
     1,000,000   Israel State Aid Strip (b)                                    6.578%   11/15/06           794,034
     1,000,000   Resolution Funding Corporation Strip (b)                      7.461%   07/15/07           760,405
     2,450,000   U.S. Treasury Principal Strip (b)                             6.160%   11/15/06         1,982,802
     1,860,000   U.S. Treasury Principal Strip (b)                             5.355%   02/15/07         1,473,473
                                                                                                        ----------
                 Total U.S. government and agency obligations
                  (cost: $8,068,382)                                                                     8,630,275
                                                                                                        ----------
                 Total long-term debt securities (cost: $8,068,382)                                      8,630,275
                                                                                                        ----------

SHARES
SHORT-TERM SECURITIES (.6%)
        56,956   Provident Institutional Funds--Federal Trust Fund,
                  current rate 2.120%                                                                       56,956
                                                                                                        ----------
                 Total short-term securities (cost: $56,956)                                                56,956
                                                                                                        ----------
                 Total investments in securities (cost: $8,125,338) (c)                                 $8,687,231
                                                                                                        ==========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2001 the cost of securities for federal income tax purposes was $8,159,949. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                   $ 538,309
      Gross unrealized depreciation                                     (11,027)
                                                                      ---------
      Net unrealized appreciation                                     $ 527,282
                                                                      =========

                See accompanying notes to financial statements.

Maturing Government Bond 2010 Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                     COUPON    MATURITY        VALUE(a)
----------                                                                     -----    --------      ------------
LONG-TERM DEBT SECURITIES (99.4%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.4%)
    $  412,000   Financial Corporation Strip (b)                               5.490%   11/02/10        $  242,841
       945,000   Financial Corporation Strip (b)                               7.920%   08/08/11           523,810
       719,000   FNMA Strip (b)                                                6.000%   11/29/09           455,944
       950,000   FNMA Strip (b)                                                5.695%   09/23/10           567,967
     1,000,000   Financial Corporation Strip (b)                               5.733%   04/05/11           566,971
       132,000   Israel Government Trust Certificate (b)                       7.660%   05/15/10            80,468
       350,000   Israel Government Trust Certificate (b)                       6.590%   05/15/10           213,361
       515,000   Israel State Aid Strip (b)                                    8.264%   03/15/10           322,855
     1,100,000   Israel State Aid Strip (b)                                    6.850%   08/15/11           626,299
       550,000   Resolution Funding Corporation Strip (b)                      6.537%   04/15/11           322,188
       524,000   Turkey Government Trust Certificate (b)                       6.687%   11/15/10           310,931
     1,350,000   U.S. Treasury Principal Strip (b)                             5.916%   05/15/10           864,158
       600,000   U.S. Treasury Principal Strip (b)                             6.635%   02/15/11           365,762
       605,000   U.S. Treasury Principal Strip (b)                             6.569%   08/15/11           357,597
                                                                                                        ----------
                 Total U.S. government and agency obligations
                  (cost: $5,490,202)                                                                     5,821,152
                                                                                                        ----------
                 Total long-term debt securities (cost: $5,490,202)                                      5,821,152
                                                                                                        ----------
SHARES
------
SHORT-TERM SECURITIES (.5%)
        25,855   Provident Institutional Funds  Federal Trust Fund,
                  current rate 2.120%                                                                       25,855
                                                                                                        ----------
                 Total short-term securities (cost: $25,855)                                                25,855
                                                                                                        ----------
                 Total investments in securities (cost: $5,516,057) (c)                                 $5,847,007
                                                                                                        ==========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2001 the cost of securities for federal income tax purposes was $5,544,857. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                   $ 363,032
      Gross unrealized depreciation                                     (60,882)
                                                                      ---------
      Net unrealized appreciation                                     $ 302,150
                                                                      =========

                 See accompanying notes to financial statements.

                                                           Value Stock Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (97.0%)
   BASIC MATERIALS (5.5%)
     Aluminum (.3%)
    10,300   Alcoa, Inc.                                            $    366,165
                                                                    ------------
     Chemicals (3.4%)
    29,900   Air Products and
              Chemicals, Inc.                                          1,402,609
    36,500   Dow Chemical
              Company                                                  1,232,970
   102,000   Lyondell Petrochemical
              Company                                                  1,461,660
     8,600   Pharmacia Corporation                                       366,790
   10,600    Rohm & Haas
              Company                                                    367,078
                                                                    ------------
                                                                       4,831,107
                                                                    ------------
     Paper and Forest (1.8%)
    14,600   Bowater, Inc.                                               696,420
    15,300   Kimberly-Clark
              Corporation                                                914,940
   32,332    Plum Creek Timber
              Company, Inc.                                              916,612
                                                                    ------------
                                                                       2,527,972
                                                                    ------------
   CAPITAL GOODS (7.1%)
     Aerospace/Defense (1.8%)
    22,300   Boeing Company                                              864,794
     8,800   General Dynamics
              Corporation                                                700,832
    6,200    Lockheed Martin
              Corporation                                                289,354
   11,700    United Technologies
              Corporation                                                756,171
                                                                    ------------
                                                                       2,611,151
                                                                    ------------
     Electrical Equipment (1.2%)
   14,300    Emerson Electric
              Company                                                    816,530
    27,500   Honeywell International,
              Inc.                                                       930,050
                                                                    ------------
                                                                       1,746,580
                                                                    ------------
     Engineering/Construction (.3%)
    9,100    Caterpillar, Inc.                                           475,475
                                                                    ------------
     Machinery (.4%)
   15,200    Ingersoll Rand
              Company                                                    635,512
                                                                    ------------
     Manufacturing (2.1%)
    24,900   Illinois Tool Works,
              Inc.                                                     1,686,228
   10,700    Minnesota Mining &
              Manufacturing Company                                 $  1,264,847
                                                                    ------------
                                                                       2,951,075
                                                                    ------------
     Office Equipment (.8%)
   12,600    Lexmark International
              Group, Inc. (b)                                            743,400
   10,400    Pitney Bowes, Inc.                                          391,144
                                                                    ------------
                                                                       1,134,544
                                                                    ------------
     Trucks and Parts (.2%)
    8,000    Navistar International
              Corporation (b)                                            316,000
                                                                    ------------
     Waste Management (.3%)
   12,000    Waste Management,
              Inc.                                                       382,920
                                                                    ------------
   COMMUNICATION SERVICES (7.6%)
     Telecommunication (.2%)
   15,300    Sprint Corporation                                          307,224
                                                                    ------------
     Telephone (7.4%)
    85,500   AT&T Corporation                                          1,550,970
    56,550   Bellsouth Corporation                                     2,157,383
    76,010   SBC Communications,
              Inc.                                                     2,977,312
    80,005   Verizon
              Communications, Inc.                                     3,797,037
                                                                    ------------
                                                                      10,482,702
                                                                    ------------
   CONSUMER CYCLICAL (9.2%)
     Auto (2.4%)
   13,800    Borg-Warner
              Automotive, Inc.                                           721,050
    9,400    Eaton Corporation                                           699,454
   11,500    Lear Corporation                                            438,610
   23,700    Magna International,
              Inc. (c)                                                 1,504,239
                                                                    ------------
                                                                       3,363,353
                                                                    ------------
     Building Materials (.4%)
   22,900    Masco Corporation                                           561,050
                                                                    ------------
   Leisure (1.4%)
   52,800    Callaway Golf
              Company                                                  1,011,120
   60,100    Six Flags, Inc. (b)                                         924,338
                                                                    ------------
                                                                       1,935,458
                                                                    ------------

                 See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CONSUMER CYCLICAL--CONTINUED
     Lodging--Hotel (.4%)
   52,500    Hilton Hotels                                          $    573,300
                                                                    ------------
     Publishing (1.6%)
   18,500    Gannett Company,
              Inc.                                                     1,243,755
   27,200    Tribune Company                                           1,018,096
                                                                    ------------
                                                                       2,261,851
                                                                    ------------
     Retail (1.7%)
   14,300    Federated Department
              Stores (b)                                                 584,870
   21,700    Michael's Stores,
              Inc. (b)                                                   715,015
   19,200    Target Corporation                                          788,160
   16,600    Toys 'R' Us, Inc. (b)                                       344,284
                                                                    ------------
                                                                       2,432,329
                                                                    ------------
     Service (1.0%)
   10,800    Harrah's Entertainment,
              Inc. (b)                                                   399,708
   34,600    Interpublic Group
              Companies, Inc.                                          1,022,084
                                                                    ------------
                                                                       1,421,792
                                                                    ------------
     Textiles (.3%)
   11,800    Jones Apparel Group,
              Inc.                                                       391,406
                                                                    ------------
   CONSUMER STAPLES (12.8%)
     Beverage (1.7%)
    19,600   Anheuser-Busch
              Companies, Inc.                                            886,116
    19,200   Pepsico, Inc.                                               934,848
   13,900    The Coca-Cola
              Company                                                    655,385
                                                                    ------------
                                                                       2,476,349
                                                                    ------------
     Broadcasting (2.5%)
   43,800    Clear Channel
              Communications, Inc. (b)                                 2,229,858
   37,900    Comcast Corporation                                       1,364,400
                                                                    ------------
                                                                       3,594,258
                                                                    ------------
     Entertainment (1.9%)
   69,900    The Walt Disney
              Company                                                  1,448,328
   29,000    Viacom, Inc.                                              1,280,350
                                                                    ------------
                                                                       2,728,678
                                                                    ------------
     Food (1.5%)
   23,000    Conagra, Inc.                                          $    546,710
   12,300    General Mills, Inc.                                         639,723
   10,800    H.J. Heinz Company                                          444,096
   22,100    Sara Lee Corporation                                        491,283
                                                                    ------------
                                                                       2,121,812
                                                                    ------------
     Household Products (2.2%)
   20,900    Gillette Company                                            698,060
   30,900    Procter & Gamble
              Company                                                  2,445,117
                                                                    ------------
                                                                       3,143,177
                                                                    ------------
     Restaurants (1.3%)
   68,100    McDonald's Corporation                                    1,802,607
                                                                    ------------
     Service (.4%)
   16,300    Manpower, Inc.                                              549,473
                                                                    ------------
     Tobacco (1.3%)
   39,900    Philip Morris
              Companies, Inc.                                          1,829,415
                                                                    ------------
   ENERGY (8.3%)
     Oil (7.8%)
   43,660    Chevron Corporation                                       3,912,373
   15,800    Devon Energy Corporation                                    610,670
  164,904    Exxon Mobil Corporation                                   6,480,726
                                                                    ------------
                                                                      11,003,769
                                                                    ------------
     Oil & Gas (.5%)
   22,200    Noble Drilling
              Corporation (b)                                            755,688
                                                                    ------------
   FINANCIAL (30.5%)
     Auto Finance (1.0%)
    37,300   Fleet Boston Financial
              Corporation                                              1,361,450
                                                                    ------------
     Banks (10.9%)
   58,580    Bank of America
              Corporation                                              3,687,611
   20,400    Bank One Corporation                                        796,620
   71,422    JP Morgan Chase
              and Company                                              2,596,190
    6,500    Marshal & Ilsley
              Corporation                                                411,320
   15,400    Suntrust Banks, Inc.                                        965,580
   18,600    The Bank of New York
              Company, Inc.                                              758,880

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL--CONTINUED
   81,594    U.S. Bancorp                                           $  1,707,762
   43,100    Wachovia Corporation                                      1,351,616
   64,500    Wells Fargo & Company                                     2,802,525
    6,200    Zion BanCorporation                                         325,996
                                                                    ------------
                                                                      15,404,100
                                                                    ------------
     Consumer Finance (1.0%)
    17,500   American Express
              Company                                                    624,575
   12,700    Household International,
              Inc.                                                       735,838
                                                                    ------------
                                                                       1,360,413
                                                                    ------------
     Finance--Diversified (2.0%)
   32,700    Freddie Mac                                               2,138,580
   11,100    PNC Financial Services
              Group                                                      623,820
                                                                    ------------
                                                                       2,762,400
                                                                    ------------
     Insurance (4.6%)
   25,200    Allstate Corporation                                        849,240
   21,550    American International
              Group                                                    1,711,070
   10,300    Chubb Corporation                                           710,700
    6,400    Cigna Corporation                                           592,960
    5,500    Marsh and McLennan
              Companies, Inc.                                            590,975
   15,700    MetLife, Inc.                                               497,376
   18,700    Nationwide Financial
              Services, Inc.                                             775,302
   14,000    The Principal Financial
              Group (b)                                                  336,000
    5,100    XL Capital, Ltd. (c)                                        465,936
                                                                    ------------
                                                                       6,529,559
                                                                    ------------
     Investment Bankers/Brokers (7.4%)
  132,406    CitiGroup, Inc.                                           6,683,855
   27,300    Merrill Lynch &
              Company, Inc.                                            1,422,876
   41,810    Morgan Stanley Dean
              Witter & Company                                         2,338,851
                                                                    ------------
                                                                      10,445,582
                                                                    ------------
     Real Estate Investment Trust (2.9%)
   33,300    Apartment Investment &
              Management Company                                       1,522,809
   20,100    Carramerica Realty
              Corporation                                                605,010
   65,600    ProLogis Trust                                            1,411,056
   20,400    Starwood Hotels
              & Resorts Worldwide,
              Inc.                                                  $    608,940
                                                                    ------------
                                                                       4,147,815
                                                                    ------------
     Savings and Loans (.7%)
   28,900    Washington Mutual,
              Inc.                                                       945,030
                                                                    ------------
   HEALTH CARE (3.7%)
     Drugs (2.3%)
   18,200    Bristol-Myers Squibb
              Company                                                    928,200
   23,500    Merck & Company, Inc.                                     1,381,800
   24,300    Pfizer, Inc.                                                968,355
                                                                    ------------
                                                                       3,278,355
                                                                    ------------
     Health Care--Diversified (.6%)
   16,400    Abbott Laboratories                                         914,300
                                                                    ------------
     Managed Care (.8%)
   38,700    Orthodontic Centers
              of America (b)                                           1,180,350
                                                                    ------------
   TECHNOLOGY (7.6%)
     Communications Equipment (1.3%)
   97,300    ADC Telecommunications,
              Inc. (b)                                                   447,580
   55,800    Lucent Technologies,
              Inc.                                                       350,982
   44,000    Motorola, Inc.                                              660,880
   27,000    Tellabs, Inc. (b)                                           405,810
                                                                    ------------
                                                                       1,865,252
                                                                    ------------
     Computer Hardware (2.0%)
   77,700    Compaq Computer
              Corporation                                                758,352
   16,900    International Business
              Machines Corporation                                     2,044,224
                                                                    ------------
                                                                       2,802,576
                                                                    ------------
     Computer Services & Software (1.0%)
   14,600    Computer Sciences
              Corporation (b)                                            715,108
   46,000    Oracle Systems (b)                                          635,260
                                                                    ------------
                                                                       1,350,368
                                                                    ------------
     Electrical Semiconductor (1.9%)
   36,800    Altera Corporation                                          780,896
   14,900    Analog Devices, Inc. (b)                                    661,411

                 See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TECHNOLOGY--CONTINUED
   24,900    Intel Corporation                                      $    783,105
   14,300    Texas Instruments,
              Inc.                                                       400,400
                                                                    ------------
                                                                       2,625,812
                                                                    ------------
     Electronics--Computer Distribution (.8%)
   18,100    AVX Corporation                                             426,979
   14,600    WW Grainger, Inc.                                           700,800
                                                                    ------------
                                                                       1,127,779
                                                                    ------------
     Service (.6%)
   52,700    KPMG Consulting, Inc. (b)                                   873,239
                                                                    ------------
   TRANSPORTATION (.5%)
     Airlines  (.5%)
   30,600    AMR Corporation (b)                                         678,402
                                                                    ------------
   UTILITIES (4.2%)
     Electric Companies  (3.0%)
   12,900    American Electric Power
              Company, Inc.                                              561,537
   11,100    Dominion Resources,
              Inc.                                                  $    667,110
   27,800    Duke Energy
              Corporation                                              1,091,428
   14,500    Exelon Corporation                                          694,260
   17,300    Firstenergy Corporation                                     605,154
   12,200    TXU Electric & Gas                                          575,230
                                                                    ------------
                                                                       4,194,719
                                                                    ------------
     Natural Gas (.5%)
   16,900    El Paso Energy
              Corporation (b)                                            753,909
                                                                    ------------
     Power Products--Industrial (.7%)
   28,800    NRG Energy, Inc. (b)                                        446,400
   19,000    Xcel Energy, Inc.                                           527,060
                                                                    ------------
                                                                         973,460
                                                                    ------------
Total common stock
  (cost: $126,972,937)                                               137,289,062
                                                                    ------------

SHARES
------
SHORT-TERM SECURITIES (3.0%)
     2,602,618   Federated Money Market Obligations Trust--
                  Prime Obligation Fund, current rate 2.140%           2,602,618
       335,580   Provident Institutional Funds--TempFund Portfolio,
                  current rate 2.070%                                    335,580
     1,386,501   Wells Fargo & Company--Cash Investment Fund,
                  current rate 2.200%                                  1,386,501
                                                                    ------------
                 Total short-term securities (cost: $4,324,699)        4,324,699
                                                                    ------------
                 Total investments in securities
                    (cost: $131,297,636) (d)                        $141,613,761
                                                                    ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 1.4% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001, the cost of securities for federal income tax purposes was $133,262,200. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                $ 15,047,047
      Gross unrealized depreciation                                  (6,695,486)
                                                                   ------------
      Net unrealized appreciation                                  $  8,351,561
                                                                   ============

                See accompanying notes to financial statements.

                                                   Small Company Value Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
COMMON STOCK (98.3%)
   BASIC MATERIALS (14.8%)
     Agriculture Products (.7%)
    2,100    Bunge, Ltd.                                             $    48,888
    2,600    NCO Group, Inc. (b)                                          59,540
   12,400    Valmont Industries, Inc.                                    179,304
                                                                     -----------
                                                                         287,732
                                                                     -----------
     Chemicals (7.5%)
   48,700    Agrium, Inc. (c)                                            516,220
   24,000    American Pacific
              Corporation (b)                                            201,120
    3,200    Cabot Microelectronics
              Corporation (b)                                            253,600
    1,900    Cambrex Corporation                                          82,840
    7,000    IMC Global, Inc.                                             91,000
  195,900    Methanex
              Corporation (b) (c)                                      1,085,286
    7,000    Minerals Technologies, Inc.                                 326,480
   19,500    PolyOne Corporation                                         191,100
   14,000    Stepan Company                                              339,920
                                                                     -----------
                                                                       3,087,566
                                                                     -----------
     Construction (1.1%)
    9,500    Martin Marietta
              Materials, Inc.                                            442,700
                                                                     -----------
     Iron and Steel (1.3%)
   14,000    Ak Steel Corporation                                        159,320
    5,000    Allegheny
              Technologies, Inc.                                          83,750
    2,814    Belden, Inc.                                                 66,270
    4,000    Cleveland-Cliffs Inc.                                        73,200
    3,600    UCAR International,
              Inc. (b)                                                    38,520
    6,500    United States Steel
              Corp                                                       117,715
                                                                     -----------
                                                                         538,775
                                                                     -----------
     Mining (3.6%)
   24,600    Phelps Dodge
              Corporation                                                797,040
   38,400    Stillwater Mining
              Company (b)                                                710,400
                                                                     -----------
                                                                       1,507,440
                                                                     -----------
     Paper and Forest (.6%)
   13,400    Packaging Corporation
              of America (b)                                             243,210
                                                                     -----------
   CAPITAL GOODS (15.3%)
     Aerospace/Defense (1.9%)
   25,000    AAR Corporation                                         $   225,250
   11,300    BE Aerospace, Inc. (b)                                      103,621
    1,695    Curtiss Wright
              Corporation                                                 80,936
    3,500    Precision Castparts
              Corporation                                                 98,875
    7,800    Teledyne Technologies,
              Inc. (b)                                                   127,062
    7,100    United Defense
              Industries, Inc.                                           149,455
                                                                     -----------
                                                                         785,199
                                                                     -----------
     Electrical Equipment (1.6%)
   23,400    Technitrol, Inc. (b)                                        646,308
                                                                     -----------
     Engineering/Construction (.8%)
   11,700    Elcor Corporation                                           325,143
                                                                     -----------
     Machinery (4.8%)
    8,500    Agco Corporation                                            134,130
   15,000    Asyst Technologies,
              Inc. (b)                                                   191,400
   12,100    CTB International
              Corporation (b)                                            131,890
   20,500    Denison International
              PLC (b) (c)                                                339,480
      300    Global Power Equipment
              Group (b)                                                    4,515
   33,000    JLG Industries, Inc.                                        351,450
    5,000    Kulicke and Soffa
              Industries Inc.                                             85,750
    4,000    Lindsay Manufacturing
              Company                                                     77,400
   52,800    Wabtec Corporation                                          649,440
                                                                     -----------
                                                                       1,965,455
                                                                     -----------
     Manufacturing (1.6%)
      800    Dal-Tile International,
              Inc. (b)                                                    18,600
   35,000    GenTek, Inc.                                                 59,850
    1,887    GSI Group, Inc. (b) (c)                                      15,983
   10,600    Hawk Corporation (b)                                         38,160
   11,000    Steelcase, Inc.                                             161,920
   10,000    Tredegar Corporation                                        190,000
    7,000    Trinity Industries, Inc.                                    190,190
                                                                     -----------
                                                                         674,703
                                                                     -----------
     Metal Fabrication (2.0%)
   27,000    ABC-NACO, Inc. (b)                                              108
   19,475    Ladish Company, Inc. (b)                                    212,667

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CAPITAL GOODS--CONTINUED
   12,208    Penn Engineering
              & Manufacturing
              Corporation                                            $   204,484
   24,000    Tower Automotive
              Inc. (b)                                                   216,720
    6,300    Triumph Group, Inc. (b)                                     204,750
                                                                     -----------
                                                                         838,729
                                                                     -----------
     Trucks and Parts (2.6%)
    6,500    Cummins Engine
              Company, Inc.                                              250,510
   20,700    Navistar International
              Corporation (b)                                            817,650
                                                                     -----------
                                                                       1,068,160
                                                                     -----------
   COMMUNICATION SERVICES (--)
     Telecommunication (--)
    3,257    Channell Commercial
              Corporation (b)                                             10,585
                                                                     -----------
   CONSUMER CYCLICAL (20.6%)
     Auto (5.9%)
   24,900    American Axle &
              Manufacturing
              Holdings (b)                                               532,362
   14,100    Borg-Warner
              Automotive, Inc.                                           736,725
    7,700    Cooper Tire and Rubber
              Company                                                    122,892
    8,600    Dura Automotive
              Systems, Inc. (b)                                           94,600
    1,500    Intier Automotive,
              Inc. (c)                                                    19,095
   17,600    Lear Corporation                                            671,264
   59,100    Titan International,
              Inc. (b)                                                   280,134
                                                                     -----------
                                                                       2,457,072
                                                                     -----------
     Building Materials (.3%)
    3,900    Nortek, Inc. (b)                                            108,810
                                                                     -----------
     Houseware (.2%)
    2,500    Furniture Brands
              International, Inc. (b)                                     80,050
                                                                     -----------
     Leisure (3.4%)
   16,600    International Game
              Technology (b)                                           1,133,780
   16,400    Steinway Musical
              Instruments, Inc. (b)                                      272,404
                                                                     -----------
                                                                       1,406,184
                                                                     -----------
     Lodging--Hotel (.6%)
    3,075    MGM Grand, Inc.(b)                                      $    88,775
   15,000    Station Casinos, Inc. (b)                                   167,850
                                                                     -----------
                                                                         256,625
                                                                     -----------
     Photography/Imagery (.1%)
    2,553    CPI Corporation                                              42,380
                                                                     -----------
     Publishing  (3.4%)
   10,300    A.H. Belo Corporation                                       193,125
   28,000    Hollinger International,
              Inc.                                                       327,600
    8,300    Journal Register
              Company (b)                                                174,632
   30,000    Readers Digest
              Association                                                692,400
                                                                     -----------
                                                                       1,387,757
                                                                     -----------
     Retail  (1.3%)
   16,100    Big Lots, Inc. (b)                                          167,440
    1,500    Michael's Stores,
              Inc. (b)                                                    49,425
    2,300    OshKosh B'Gosh, Inc.                                         96,462
    9,489   Whitehall Jewellers,
              Inc. (b)                                                   104,284
    3,900    Wilson's The Leather
              Experts, Inc. (b)                                           44,499
    2,000    Zale Corp (b)                                                83,760
                                                                     -----------
                                                                         545,870
                                                                     -----------
     Service (5.4%)
   14,100    Argosy Gaming
              Company (b)                                                458,532
    3,600    Catalina Marketing
              Corporation (b)                                            124,920
   19,600    Harrah's Entertainment,
              Inc. (b)                                                   725,396
   27,000    Integrated Electrical
              Services, Inc. (b)                                         138,240
   31,300    Mandalay Resort
              Group (b)                                                  669,820
    5,000    Viad Corporation                                            118,400
                                                                     -----------
                                                                       2,235,308
                                                                     -----------
   CONSUMER STAPLES (2.1%)
     Agriculture Products (.4%)
    4,700    Corn Products
              International, Inc.                                        165,675
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CONSUMER STAPLES--CONTINUED
     Broadcasting (.5%)
    2,400    Cox Enterprises (b)                                     $    61,152
   12,000    Interep National Radio
              Sales, Inc. (b)                                             56,400
    3,600    Westwood One, Inc. (b)                                      108,180
                                                                     -----------
                                                                         225,732
                                                                     -----------
     Entertainment (.6%)
   16,000    Championship Auto
              Racing Teams, Inc. (b)                                     257,440
                                                                     -----------
     Restaurants (.2%)
    3,000    Zapata Corporation (b)                                       87,000
                                                                     -----------
     Service (.4%)
    5,300    Arbitron, Inc. (b)                                          180,995
                                                                     -----------
   ENERGY (9.5%)
     Mining (1.7%)
   24,300    Peabody Holding
              Company                                                    685,017
                                                                     -----------
     Oil (.2%)
   10,200    Newpark Resources,
              Inc. (b)                                                    80,580
                                                                     -----------
     Oil & Gas (7.6%)
   16,500    Cabot Oil & Gas
              Corporation                                                396,825
   85,200    Canadian 88 Energy
              Corporation (b) (c)                                         99,684
    1,682    Canadian Natural
              Resources, Ltd. (c)                                         41,041
    4,300    Clayton Williams Energy,
              Inc. (b)                                                    56,330
    2,900    Core Laboratories
              NV (b) (c)                                                  40,658
    7,200    Nuevo Energy
              Company                                                    108,000
   33,900    Ocean Energy, Inc.                                          650,880
    3,400    OSCA, Inc. (b)                                               70,890
    2,500    Patina Oil & Gas                                             68,750
    5,500    Patterson-UTI Energy,
              Inc. (b)                                                   128,205
    8,400    Plains Resources,
              Inc. (b)                                                   206,724
    7,122    Pure Resources,
              Inc. (b)                                                   143,152
    1,800    Stone Energy
              Corporation (b)                                             71,100
    8,500    W-H Energy Services,
              Inc. (b)                                                   161,925
   21,000    Western Gas Resources,
              Inc.                                                   $   678,720
   13,200    XTO Energy Company                                          231,000
                                                                     -----------
                                                                       3,153,884
                                                                     -----------
   FINANCIAL (8.2%)
     Banks (1.2%)
    7,700    Silicon Valley
              Bancshares (b)                                             205,821
   18,600    Staten Island BanCorporation,
              Inc.                                                       303,366
                                                                     -----------
                                                                         509,187
                                                                     -----------
     Commercial Finance (.2%)
    2,000    Dun & Bradstreet
              Corporation (b)                                             70,600
                                                                     -----------
     Finance--Diversified (1.3%)
   19,900    Dollar Thrifty Auto Group,
              Inc. (b)                                                   308,450
    6,000    Moody's Corporation                                         239,160
                                                                     -----------
                                                                         547,610
                                                                     -----------
     Insurance (4.9%)
   17,100    ACE, Ltd. (c)                                               686,565
    4,300    Everest Re Group, Ltd. (c)                                  304,010
    2,530    Fidelity National Finance                                    62,744
    4,000    Landamerica Financial
              Group                                                      114,800
    3,300    Odyssey Reinsurance
              Holdings Corporation                                        58,410
    7,500    PartnerRe, Ltd.                                             405,000
    3,900    RenaissanceRE Holding,
              Ltd. (c)                                                   372,060
                                                                     -----------
                                                                       2,003,589
                                                                     -----------
     Real Estate Investment Trust (.2%)
    4,500    Entertainment Properties
              Trust                                                       87,075
                                                                     -----------
    Savings and Loans (.4%)
    3,000    Dime Bancorp, Inc.                                          108,240
    1,989    New York Community
              Bancorp, Inc.                                               45,488
                                                                     -----------
                                                                         153,728
                                                                     -----------
   HEALTH CARE (5.0%)
     Biotechnology (.6%)
    7,200    Inhale Therapeutic
              Systems, Inc. (b)                                          133,560

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   HEALTH CARE--CONTINUED
    4,318    Invivo Corporation (b)                                  $    57,991
    3,100    Versicor (b)                                                 63,085
                                                                     -----------
                                                                         254,636
                                                                     -----------
     Drugs (1.7%)
    2,000    Atrix Laboratories, Inc.                                     41,220
   26,300    Sangstat Medical
              Corporation (b)                                            516,532
    2,200    Sepracor, Inc. (b)                                          125,532
                                                                     -----------
                                                                         683,284
                                                                     -----------
     Hospital Management (.1%)
    2,000    Community Health
              Systems (b)                                                 51,000
                                                                     -----------
     Medical Products/Supplies (1.0%)
   31,600    Aradigm Corporation (b)                                     224,360
    4,300    ArthoCare Corporation (b)                                    77,099
   11,900    Aspect Medical Systems,
              Inc. (b)                                                   119,000
                                                                     -----------
                                                                         420,459
                                                                     -----------
     Special Services  (1.6%)
   25,400    DaVita, Inc. (b)                                            621,030
    1,200    Dynacare, Inc. (b) (c)                                       20,268
                                                                     -----------
                                                                         641,298
                                                                     -----------
   TECHNOLOGY (16.9%)
     Communications Equipment (.5%)
      933    Alamosa PCS
              Holdings, Inc. (b)                                          11,131
    7,300    Plantronics, Inc. (b)                                       187,172
                                                                     -----------
                                                                         198,303
                                                                     -----------
     Computer Hardware (.4%)
    7,000    SanDisk Corporation (b)                                     100,800
    5,600    SBS Technologies, Inc. (b)                                   81,592
                                                                     -----------
                                                                         182,392
                                                                     -----------
     Computer Peripherals (.4%)
    6,300    Hutchinson Technology,
              Inc. (b)                                                   146,286
                                                                     -----------
     Computer Services & Software (1.8%)
   35,200    Earthlink, Inc.                                             428,384
    4,900    Hall Kinion &
              Associates Inc. (b)                                         45,962
   11,200    Micros Systems, Inc. (b)                                    281,120
                                                                     -----------
                                                                         755,466
                                                                     -----------
     Electrical Defense (.7%)
    3,725    Alliant Techsystems,
              Inc. (b)                                               $   287,570
                                                                     -----------
     Electrical Instruments (2.6%)
   15,400    BEI Technologies, Inc.                                      268,576
    4,500    Benchmark Electronics,
              Inc. (b)                                                    85,320
    2,300    Cognex Corporation (b)                                       58,903
   10,800    Coherent, Inc. (b)                                          333,936
   16,000    Credence Systems
              Corporation (b)                                            297,120
    4,400    Nova Measuring
              Instruments, Ltd. (b) (c)                                   18,700
    3,850    Opticnet, Inc. (b)                                              308
                                                                     -----------
                                                                       1,062,863
                                                                     -----------
     Electrical Semiconductor (4.2%)
   14,000    Actel Corporation (b)                                       278,740
    2,300    Axcelis Technologies, Inc. (b)                               29,647
   12,800    Entegris, Inc. (b)                                          140,288
    6,200    GlobeSpan Virata, Inc.                                       80,290
    5,200    ON Semiconductor
              Corporation (b)                                             10,764
   27,900    Varian Semiconductor
              Equipment (b)                                              965,061
    5,900    Veeco Instruments,
              Inc. (b)                                                   212,695
                                                                     -----------
                                                                       1,717,485
                                                                     -----------
     Electronics--Computer Distribution (1.5%)
   24,800    Kemet Corporation(b)                                        440,200
    7,900    Thomas and Betts
              Corporation                                                167,085
                                                                     -----------
                                                                         607,285
                                                                     -----------
     Equipment Semiconductor (2.9%)
   11,300    Advanced Technology
              Materials, Inc.(b)                                         269,505
    8,300    Brooks Automation, Inc. (b)                                 337,561
   10,200    MKS Instruments, Inc. (b)275,706
   22,281    Therma-Wave, Inc.                                           332,433
                                                                     -----------
                                                                       1,215,205
                                                                     -----------
     Publishing (1.6%)
   20,000    Proquest Company (b)                                        678,200
                                                                     -----------
     Service (.3%)
    7,800    KPMG Consulting, Inc. (b)                                   129,246
                                                                     -----------

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TRANSPORTATION (4.7%)
     Air Freight (1.3%)
   14,000    AirNet Systems, Inc. (b).                               $   115,360
   30,200    EGL, Inc. (b)                                               421,290
                                                                     -----------
                                                                         536,650
                                                                     -----------
     Airlines (1.8%)
   62,000    Mesa Air Group, Inc. (b)                                    466,240
   20,000    Midwest Express
              Holdings Inc.                                              292,000
                                                                     -----------
                                                                         758,240
                                                                     -----------
     Railroads (1.1%)
    5,100   GATX Corporation                                             165,852
    9,000    Genesee & Wyoming,
               Inc. (b)                                                  293,850
                                                                     -----------
                                                                         459,702
                                                                     -----------
     Shipping  (.3%)
    4,500    General Maritime
              Corporation (b)                                             45,000
    2,500    Teekay Shipping
              Corporation                                            $    87,125
                                                                     -----------
                                                                         132,125
                                                                     -----------
     Transport Services  (.2%)
   20,500    OMI Corporation (b)                                          81,590
                                                                     -----------
   UTILITIES (1.2%)
     Electric Companies (1.2%)
      300    Allegheny Energy, Inc.                                       10,866
      800    Black Hills Corporation                                      27,072
   13,700    Sierra Pacific Resources                                    206,185
   14,300    Western Resources, Inc.                                     245,960
                                                                     -----------
                                                                         490,083
                                                                     -----------
     Power Products-Industrial (--)
    1,000    Plug Power Inc. (b)                                           8,740
                                                                     -----------
Total common stock
  (cost: $34,108,120)                                                 40,647,981
                                                                     -----------
   WARRANTS (--)
    7,000    Dime Bancorp, Inc. (b)                                        1,050
                                                                     -----------
  Total warrants (cost: $1,065)                                            1,050
                                                                     -----------

SHARES
------
SHORT-TERM SECURITIES (1.9%)
  786,871    Wells Fargo & Company--Cash Investment Fund,
               current rate 2.200%                                       786,871
                                                                     -----------
             Total short-term securities (cost: $786,871)                786,871
                                                                     -----------
             Total investments in securities
                (cost: $34,896,056) (d)                              $41,435,902
                                                                     ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 8.6% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001 the cost of securities for federal income tax purposes was $34,979,811. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 9,071,078
      Gross unrealized depreciation                                  (2,614,987)
                                                                    -----------
      Net unrealized appreciation                                   $ 6,456,091
                                                                    ===========

                 See accompanying notes to financial statements.

Global Bond Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
PRINCIPAL(b)                                                                      COUPON   MATURITY         VALUE(a)
----------                                                                        ------   --------       -----------
LONG-TERM DEBT SECURITIES (91.0%)
      CANADA (6.6%)
        Government (5.6%)
          200,000   British Columbia Province of Canada
                     (U.S. Dollar)                                                4.625%   10/03/06       $   196,206
          900,000   Government of Canada (Canadian Dollar)                        5.750%   09/01/06           590,303
          300,000   Government of Canada (Canadian Dollar)                        5.750%   06/01/29           190,378
          700,000   Government of Canada (Canadian Dollar)                        6.000%   06/01/11           459,124
          250,000   Government of Canada (Canadian Dollar)                        8.000%   07/15/04           271,688
          250,000   Government of Canada (U.S. Dollar)                            6.375%   11/30/04           268,573
          250,000   Manitoba (U.S. Dollar)                                        4.250%   11/20/06           242,612
          Railroads (.4%)
          150,000   Canadian Pacific Railroad (U.S. Dollar)                       6.250%   10/15/11           147,809
          Electric Companies (.6%)
          200,000   Hydro-Quebec                                                  8.000%   02/01/13           227,969
                                                                                                          -----------
                                                                                                            2,594,662
                                                                                                          -----------
      DENMARK (3.3%)
        Government (3.3%)
       10,500,000   Denmark (Danish Krona)                                        8.000%   05/15/03         1,322,505
                                                                                                          -----------
      FRANCE (.6%)
        Insurance (.6%)
          200,000   AXA (U.S. Dollar)                                             8.600%   12/15/30           223,468
                                                                                                          -----------
      GERMANY (11.3%)
        Government (11.3%)
        1,800,000   Bundesrepublic (Euro)                                         3.750%   01/04/09         1,509,923
        1,100,000   Deutschland Republic (Euro)                                   4.750%   07/04/08           973,966
          600,000   Deutschland Republic (Euro)                                   5.000%   07/04/11           536,484
        1,600,000   Deutschland Republic (Euro)                                   6.000%   09/15/03         1,477,015
                                                                                                          -----------
                                                                                                            4,497,388
                                                                                                          -----------
      GREECE (.6%)
        Electrical Equipment (.6%)
          300,000    Public Power Corporation (Euro)                              4.500%   03/12/09           247,580
                                                                                                          -----------
      JAPAN (4.6%)
        Government (4.6%)
       41,000,000   Japan (Japanese Yen)                                          0.500%   03/20/06           313,894
       85,000,000   Japan (Japanese Yen)                                          1.900%   03/22/21           638,318
      121,000,000   Japan (Japanese Yen)                                          2.200%   05/20/31           867,677
                                                                                                          -----------
                                                                                                            1,819,889
                                                                                                          -----------
      LUXEMBOURG (.6%)
        Manufacturing (.6%)
          250,000   Tyco International (U.S. Dollar)                              4.950%   08/01/03           253,154
                                                                                                          -----------
      MEXICO (3.9%)
        Government (3.9%)
        2,920,000   Mexican Bonos (Mexican Peso)                                 10.500%   08/24/06           320,719
        4,408,000   Mexican Bonos (Mexican Peso)                                 14.500%   05/12/05           533,839
      100,000,000   United Mexican States (Japanese Yen)                          3.000%   12/01/03           723,313
                                                                                                          -----------
                                                                                                            1,577,871
                                                                                                          -----------

                See accompanying notes to financial statements.

                                                                                                             MARKET
PRINCIPAL(b)                                                                     COUPON    MATURITY         VALUE(a)
------------                                                                     ------    --------       -----------
      NETHERLANDS (.3%)
        Telecommunication (.3%)
          120,000   KPNQwest (Euro)                                               7.125%   06/01/09      $     65,712
           50,000   Yell Finance (Japanese Yen)                                  10.750%   08/01/11            76,408
                                                                                                          -----------
                                                                                                              142,120
                                                                                                          -----------
      POLAND (1.0%)
        Government (1.0%)
        1,900,000   Poland Government (Polish Zloty)                              6.000%   11/24/09           394,211
                                                                                                          -----------
      SOUTH AFRICA (.6%)
        Government (.6%)
        2,500,000   South Africa (South African Rand)                            13.000%   08/31/10           226,417
                                                                                                          -----------
      SOUTH KOREA (.3%)
        Government (.3%)
       15,000,000   Korea Industries (Japanese Yen)                               2.200%   08/07/02           115,079
                                                                                                          -----------
      SWEDEN (7.8%)
        Government (7.8%)
        5,400,000   Sweden (Swedish Krona)                                        3.500%   04/20/06           486,826
        8,000,000   Sweden (Swedish Krona)                                        5.000%   01/28/09           753,011
       10,100,000   Sweden (Swedish Krona)                                        5.250%   03/15/11           957,834
        8,800,000   Sweden (Swedish Krona)                                        6.750%   05/05/14           927,890
                                                                                                          -----------
                                                                                                            3,125,561
                                                                                                          -----------
   TURKEY (1.4%)
     Government (1.4%)
1,900,000,000,000   European Bank of Reconstruction
                         and Development (Turkish Lira)                           6.750%   10/03/03           570,261
                                                                                                          -----------
   UNITED KINGDOM (1.9%)
     Electrical Equipment (.2%)
           60,000   Energis (British Sterling Pound)                              9.125%   03/15/10            65,493
     Government (.9%)
           50,000   UK Treasury (British Sterling Pound)                          8.000%   06/10/03            76,205
          200,000   UK Treasury (British Sterling Pound)                          9.750%   08/27/02           301,472
     Houseware (.2%)
           60,000   Travelex PLC (British Sterling Pound)
                         144A Issue (d)                                          10.500%   07/31/10            87,324
     Telecommunication (.6%)
           70,000   Colt Telephone (British Sterling Pound)                       7.625%   07/31/08            22,307
           60,000   Colt Telephone (British Sterling Pound)                       7.625%   12/15/09            39,000
           60,000   Focus Retail 144A Issue (U.S. Dollar) (d)                    11.000%   11/01/10            89,070
           50,000   RHM Finance Ltd. (U.S. Dollar)                               11.500%   02/28/11            75,681
                                                                                                          -----------
                                                                                                              756,552
                                                                                                          -----------
   UNITED STATES (46.2%)
     Aerospace/Defense (.5%)
         $200,000   Boeing Company                                                6.350%   11/15/07           203,071

                See accompanying notes to financial statements.

                                                                                                             MARKET
PRINCIPAL(b)                                                                     COUPON    MATURITY         VALUE(a)
------------                                                                     ------    --------       -----------
   UNITED STATES--CONTINUED
   Agriculture Products (.5%)
     $ 200,000   Archer-Daniels-Midland Company                                   7.000%   02/01/31       $   206,960
     Aluminum (.5%)
       200,000   Alcoa, Inc.                                                      7.375%   08/01/10           217,775
     Auto Finance (.9%)
       200,000   Ford Motor Credit Corporation                                    6.875%   02/01/06           200,288
       150,000   General Motors Acceptance Corporation                            6.750%   01/15/06           152,470
     Banks (1.2%)
       150,000   First Union                                                      6.560%   11/18/35           156,142
       300,000   Wells Fargo Bank NA                                              7.550%   06/21/10           328,376
     Construction (.4%)
       150,000   Vulcan Materials, Inc.                                           6.400%   02/01/06           153,419
     Consumer Finance (.4%)
       150,000   ERAC USA Finance Company 144A Issue (d)                          7.350%   06/15/08           149,652
     Drugs (.4%)
       150,000   Bristol-Myers Squibb Company                                     4.750%   10/01/06           148,788
     Electric Companies (2.0%)
       150,000   Energy Louisiana, Inc.                                           8.500%   06/01/03           158,853
       100,000   Firstenergy Corporation                                          5.500%   11/15/06            98,391
       300,000   Niagara Mohawk Holdings, Inc.                                    5.375%   10/01/04           301,303
       250,000   Wisconsin Power & Light                                          7.000%   06/15/07           265,580
     Insurance (.9%)
       250,000   AIG Sunamerica Global Finance II 144A Issue (d)                  5.850%   08/01/08           251,561
       100,000   Prudential 144A Issue (d)                                        6.600%   05/15/08           102,574
     Investment Bankers/Brokers (.5%)
       200,000   Morgan Stanley Dean Witter & Company                             6.750%   04/15/11           204,614
     Oil (.6%)
        50,000   Amerada Hess                                                     6.650%   08/15/11            49,788
        50,000   Amerada Hess                                                     7.300%   08/15/31            50,353
       150,000   Conoco, Inc.                                                     5.900%   04/15/04           155,782
     Paper and Forest (.4%)
       150,000   Weyerhaeuser Company                                             6.000%   08/01/06           150,528
     Power Products--Industrial (.4%)
       150,000   Xcel Energy, Inc.                                                7.000%   12/01/10           151,504
     Retail (1.4%)
       200,000   American Stores Company                                          7.200%   06/09/03           208,780
       200,000   Safeway, Inc.                                                    6.050%   11/15/03           207,492
       150,000   Target Corporation                                               5.400%   10/01/08           148,136
     Telecommunication (2.2%)
        60,000   AES Corporation                                                  8.375%   03/01/11            77,107
        70,000   Dana Corporation 144 A Issue (d)                                 9.000%   08/15/11            57,030
       100,000   Fresenius                                                        7.375%   06/15/11            87,259
       250,000   GTE Corporation                                                  9.100%   06/01/03           269,909
       250,000   Sprint Corporation                                               5.700%   11/15/03           254,746
       125,000   Worldcom, Inc.                                                   7.500%   05/15/11           128,584
     Telephone (.4%)
       150,000   Qwest Capital Funding 144A Issue (d)                             7.000%   08/03/09           145,695

                See accompanying notes to financial statements.

                                                                                                             MARKET
PRINCIPAL(b)                                                                     COUPON    MATURITY         VALUE(a)
------------                                                                     ------    --------       -----------
   UNITED STATES--CONTINUED
   U.S. Government and Agency Obligations (32.6%)
      $119,099   FHLMC                                                            6.500%   05/01/13       $   121,811
       420,414   FHLMC                                                            6.500%   06/01/29           422,616
       402,262   FHLMC                                                            6.500%   06/01/29           403,174
       250,000   FHLMC                                                            7.000%   07/15/05           271,676
       250,000   FNMA                                                             5.750%   06/15/05           261,980
       500,000   FNMA                                                             6.000%   12/15/05           525,916
       200,000   FNMA                                                             6.000%   05/15/11           203,223
       164,914   FNMA                                                             6.000%   08/01/14           165,216
       197,040   FNMA                                                             6.000%   10/01/16           197,656
       400,000   FNMA                                                             6.000%   12/15/16           401,250
       298,000   FNMA                                                             6.000%   12/15/31           291,798
       125,000   FNMA                                                             6.000%   12/15/31           122,398
       250,000   FNMA                                                             6.000%   12/15/31           244,797
       100,000   FNMA                                                             6.250%   02/01/11           101,714
        99,092   FNMA                                                             6.500%   01/01/08           102,570
        63,916   FNMA                                                             6.500%   08/01/14            65,158
       250,000   FNMA (c)                                                         6.500%   01/15/16           254,766
        72,217   FNMA                                                             6.500%   05/01/31            72,335
       237,236   FNMA                                                             6.500%   06/01/31           237,621
       246,468   FNMA                                                             6.500%   08/01/31           246,869
       370,230   FNMA                                                             6.500%   10/01/31           370,768
       600,000   FNMA                                                             6.500%   12/15/31           600,975
       100,000   FNMA                                                             6.500%   12/15/31           100,163
       332,228   FNMA                                                             7.000%   02/01/29           339,611
       345,627   FNMA                                                             7.000%   09/01/31           352,540
       437,841   FNMA                                                             7.000%   09/01/31           446,597
       746,634   FNMA                                                             7.000%   11/01/31           761,566
       750,000   FNMA (c)                                                         7.000%   12/01/31           765,000
       650,000   FNMA                                                             7.125%   02/15/05           709,764
       141,090   GNMA                                                             6.500%   11/15/28           141,734
       410,175   GNMA                                                             7.500%   01/01/30           424,275
       357,343   GNMA                                                             7.500%   02/15/31           369,626
       750,000   U.S. Treasury Bond                                               5.250%   02/15/29           704,150
       500,000   U.S. Treasury Bond                                               6.125%   08/15/29           530,664
       841,283   U.S. Treasury Note                                               3.375%   01/15/07           844,306
       400,000   U.S. Treasury Note                                               4.625%   05/15/06           405,578
       450,000   U.S. Treasury Note                                               5.500%   08/15/28           435,990
                                                                                                          -----------
                                                                                                           18,460,361
                                                                                                          -----------
                 Total long-term debt securities (cost: $36,924,447)                                       36,327,079
                                                                                                          -----------

                See accompanying notes to financial statements.

                                                                                                             MARKET
SHARES/PRINCIPAL                                                                  COUPON   MATURITY         VALUE(a)
----------------                                                                  ------   --------       -----------
SHORT-TERM SECURITIES (9.1%)
       500,000   Barton Capital                                                   2.034%    1/11/02       $   499,728
     1,766,985   Bankers Trust Institutional Liquid Assets Fund,
                  current rate 1.420%                                                                       1,766,985
       790,575   Federated Money Market Obligations
                  Trust --Prime Obligation Fund, current
                  rate 2.140%                                                                                 790,575
       584,841   Provident Institutional Funds--TempFund
                  Portfolio, current rate 2.070%                                                              584,841
                                                                                                          -----------
                 Total short-term securities (cost: $3,642,401)                                             3,642,129
                                                                                                          -----------
                 Total investments in securities
                  (cost: $40,566,848) (e)                                                                 $39,969,208
                                                                                                          ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.
(c) At December 31, 2001 the total cost of investments purchased on a when-issued or forward commitment basis is $1,015,273.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(e) At December 31, 2001 the cost of securities for federal income tax purposes was $40,642,437. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $   412,660
      Gross unrealized depreciation                                  (1,085,889)
                                                                    -----------
      Net unrealized depreciation                                   $  (673,229)
                                                                    ===========

                See accompanying notes to financial statements.

                                                     Index 400 Mid-Cap Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
 COMMON STOCK (91.7%)
   BASIC MATERIALS (5.1%)
     Agriculture Products (.1%)
     1,093   NCO Group, Inc. (b)                                     $    25,030
                                                                     -----------
     Chemicals (3.3%)
     1,238   A Schulman, Inc.                                             16,899
     3,078   Airgas, Inc. (b)                                             46,539
     1,948   Albemarle Corporation                                        46,752
     2,773   Cabot Corporation                                            98,996
     1,085   Cabot Microcelectronics
              Corporation (b)                                             85,986
     5,023   Crompton Corporation                                         45,209
     1,715   Cytec Industries, Inc. (b)                                   46,305
     1,453   Ferro Corporation                                            37,487
     1,394   FMC Corporation (b)                                          82,943
     1,257   HB Fuller Company                                            36,164
     5,108   IMC Global, Inc.                                             66,404
     2,273   Lubrizol Corporation                                         79,760
     5,226   Lyondell Chemical Company                                    74,889
       892   Minerals Technologies, Inc.                                  41,603
     1,844   Olin Corporation                                             29,762
     4,249   Quest Diagnostics, Inc.(b)                                  304,696
     4,544   RPM, Inc.                                                    65,706
     4,633   Solutia, Inc.                                                64,955
     2,202   Valspar Corporation                                          87,199
                                                                     -----------
                                                                       1,358,254
                                                                     -----------
     Construction (.2%)
     2,157   Martin Marietta Materials,
              Inc.                                                       100,516
                                                                     -----------
     Iron and Steel (.3%)
     4,789   AK Steel Corporation                                         54,499
       936   Carpenter Technology
              Corporation                                                 24,916
     2,479   UCAR International, Inc. (b)                                 26,525
                                                                     -----------
                                                                         105,940
                                                                     -----------
     Paper and Forest (1.2%)
     2,454   Bowater, Inc.                                               117,056
     2,177   Longview Fibre Company                                       25,710
     4,693   Packaging Corporation of
              America (b)                                                 85,178
     1,803   PH Glatfelter Company                                        28,091
     1,211   Potlatch Corporation                                         35,507
     1,259   Rayonier, Inc.                                               63,542
     4,248   Sonoco Products Company                                     112,912
     2,289   Wausau-Mosinee Paper
              Corporation                                                 27,697
                                                                     -----------
                                                                         495,693
                                                                     -----------
      CAPITAL GOODS (5.2%)
     Aerospace/Defense (.2%)
     2,291   Precision Castparts
              Corporation                                            $    64,721
       477   Sequa Corporation (b)                                        22,667
                                                                     -----------
                                                                          87,388
                                                                     -----------
     Electrical Equipment (.8%)
     3,174   Diebold, Inc.                                               128,357
     2,606   Hubbell, Inc. (b)                                            76,564
     7,080   Vishay Intertechnology,
              Inc. (b) (d)                                               138,060
                                                                     -----------
                                                                         342,981
                                                                     -----------
     Engineering/Construction (.8%)
     1,908   Dycom Industries, Inc. (b)                                   31,883
     1,827   Granite Construction, Inc.                                   43,994
     1,193   Jacobs Engineering Group,
              Inc. (b)                                                    78,738
     2,701   Quanta Services, Inc. (b)                                    41,676
     3,259   United Rentals, Inc. (b)                                     73,979
     4,266   Varco International, Inc. (b)                                63,905
                                                                     -----------
                                                                         334,175
                                                                     -----------
     Machinery (.9%)
     3,200   Agco Corporation                                             50,496
     1,313   Albany International
              Corporation                                                 28,492
     2,399   Cooper Cameron
              Corporation (b)                                             96,824
     2,807   Hanover Compressor
              Company (b)                                                 70,905
     1,273   Kaydon Corporation                                           28,872
     1,373   Kennametal, Inc.                                             55,291
       838   Tecumseh Products Company                                    42,428
                                                                     -----------
                                                                         373,308
                                                                     -----------
     Manufacturing (2.1%)
     1,400   Ametek, Inc.                                                 44,646
     1,345   Carlisle Companies, Inc.                                     49,738
     1,981   Donaldson Company, Inc.                                      76,942
     1,932   Federal Signal Corporation                                   43,026
     1,975   Flowserve Corporation (b)                                    52,555
     1,469   Nordson Corporation                                          38,796
     2,181   Pentair, Inc.                                                79,628
     1,791   SPX Corporation (b)                                         245,188
     1,199   Stewart & Stevenson
              Services, Inc.                                              22,553
     1,736   Teleflex, Inc.                                               82,130
     1,979   Trinity Industries, Inc.                                     53,769
     1,731   York International Corporation                               66,003
                                                                     -----------
                                                                         854,974
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
     Office Equipment (.4%)
     3,362   Herman Miller, Inc.                                     $    79,545
     2,616   Hon Industries, Inc.                                         72,332
     1,739   Wallace Computer
              Services, Inc.                                              33,024
                                                                     -----------
                                                                         184,901
                                                                     -----------
   COMMUNICATION SERVICES (1.3%)
     Cellular (.1%)
     2,440   Price Communications
              Corporation (b)                                             46,580
                                                                     -----------
     Telecommunication (.3%)
     4,001   Polycom, Inc. (b)                                           137,634
                                                                     -----------
     Telephone (.9%)
     3,642   Advanced Fibre Communication,
               Inc. (b)                                                   64,354
     9,723   Broadwing, Inc. (b)                                          92,368
     2,604   Telephone and Data Systems,
              Inc.                                                       233,709
                                                                     -----------
                                                                         390,431
                                                                     -----------
   CONSUMER CYCLICAL (12.0%)
     Auto (1.0%)
     2,956   ArvinMeritor, Inc.                                           58,056
       918   Bandag, Inc.                                                 31,910
     1,172   Borg-Warner Automotive,
              Inc.                                                        61,237
     1,790   Harsco Corporation                                           61,397
     2,854   Lear Corporation (b)                                        108,852
     1,399   Modine Manufacturing
              Company                                                     32,639
     1,151   Superior Industries
              International, Inc.                                         46,328
                                                                     -----------
                                                                         400,419
                                                                     -----------
     Building Materials (.8%)
     3,191   American Standard
              Companies, Inc. (b)                                        217,722
     6,102   Clayton Homes, Inc.                                         104,344
                                                                     -----------
                                                                         322,066
                                                                     -----------
     Construction (.1%)
     1,682   Lancaster Colony Corporation                                 59,728
                                                                     -----------
     Houseware (.2%)
     2,249   Furniture Brands
              International, Inc. (b)                                     72,013
                                                                     -----------
     Leisure (.5%)
     3,461   Callaway Golf Company                                        66,278
     1,276   Gtech Holdings
              Corporation (b)                                        $    57,790
     4,107   Six Flags, Inc. (b)                                          63,166
                                                                     -----------
                                                                         187,234
                                                                     -----------
     Lodging-Hotel (.2%)
     4,135   Extended Stay America,
              Inc. (b)                                                    67,814
                                                                     -----------
     Publishing (1.8%)
     4,893   A.H. Belo Corporation                                        91,744
     2,802   Harte-Hanks, Inc.                                            78,932
     1,961   Lee Enterprises, Inc.                                        71,322
     1,011   Media General, Inc.                                          50,378
     4,454   Readers Digest Association                                  102,798
     1,592   Scholastic Corporation (b)                                   80,125
       475   Washington Post Company                                     251,750
                                                                     -----------
                                                                         727,049
                                                                     -----------
     Retail (4.4%)
     4,422   Abercrombie and Fitch
              Company (b)                                                117,316
     3,195   American Eagle Outfitters,
              Inc. (b)                                                    83,613
     2,981   Barnes & Noble, Inc. (b)                                     88,238
     3,235   BJs Wholesale Club, Inc. (b)                                142,663
     3,614   Borders Group, Inc. (b) .                                    71,702
     3,924   CDW Computer Centers,
              Inc. (b)                                                   210,758
     2,168   Claire's Stores, Inc.                                        32,737
     1,948   Coach, Inc. (b)                                              75,933
     4,991   Dollar Tree Stores, Inc. (b)                                154,272
     4,077   Energizer Holdings, Inc. (b)                                 77,667
     1,714   Fastenal Company                                            113,861
     1,349   Lands End, Inc. (b)                                          67,666
     2,124   Neiman-Marcus Group,
              Inc. (b)                                                    65,993
       994   Payless ShoeSource,
              Inc. (b)                                                    55,813
     3,557   Ross Stores, Inc.                                           114,109
     6,313   Saks, Inc. (b)                                               58,963
     2,450   Tech Data Corporation (b)                                   106,036
     1,675   The Timerberland Company                                     62,109
     2,534   Williams-Sonoma, Inc. (b)                                   108,709
                                                                     -----------
                                                                       1,808,158
                                                                     -----------
     Service (2.6%)
     3,789   Acxiom Corporation (b)                                       66,194
     5,085   Apollo Group, Inc. (b)                                      228,876
     3,765   Arthur J. Gallagher &
              Company                                                    129,855

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CONSUMER CYCLICAL--CONTINUED
     2,459   Catalina Marketing
              Corporation (b)                                        $    85,327
     3,103   Devry, Inc. (b)                                              88,280
     3,107   Mandalay Resort Group (b)                                    66,490
    13,392   Park Place Entertainment
              Corporation (b)                                            122,805
     2,412   Pittston Brinks Group                                        53,305
     1,856   Plexus Corporation (b)                                       49,295
     1,281   Rollins, Inc.                                                25,620
     2,725   Sothebys Holdings (b)                                        45,262
     3,937   Viad Corporation                                             93,228
                                                                     -----------
                                                                       1,054,537
                                                                     -----------
     Textiles (.4%)
     2,339   Mohawk Industries, Inc. (b)                                 128,364
     2,392   Unifi, Inc. (b)                                              17,342
                                                                     -----------
                                                                         145,706
                                                                     -----------
   CONSUMER STAPLES (8.2%)
     Beverage (.2%)
     6,929   PepsiAmericas, Inc.                                          95,620
                                                                     -----------
     Broadcasting (1.0%)
     2,108   Emmis Communications
              Corporation (b)                                             49,833
     2,022   Entercom Communications
              Corporation (b)                                            101,100
     4,822   Hispanic Broadcasting
              Corporation (b)                                            122,961
     4,769   Westwood One, Inc. (b)                                      143,308
                                                                     -----------
                                                                         417,202
                                                                     -----------
     Entertainment (.4%)
     2,364   International Speedway
              Corporation                                                 92,432
     2,253   Macrovision Corporation (b)                                  79,351
                                                                     -----------
                                                                         171,783
                                                                     -----------
     Food (2.2%)
     1,959   Dean Foods Company (b)                                      133,604
     2,483   Dole Food Company, Inc.                                      66,619
     1,532   Dreyer's Grand Ice
              Cream, Inc.                                                 58,997
     6,176   Hormel Foods Corporation                                    165,949
     2,248   Interstate Bakeries Corporation                              54,357
     3,075   McCormick & Company, Inc.                                   129,058
     2,029   Sensient Technologies
              Corporation                                                 42,223
     4,960   Smithfield Foods, Inc. (b)                                  109,318
     1,130   The JM Smucker Company                                       39,979
     2,245   Tootsie Roll Industries, Inc.                           $    87,735
                                                                     -----------
                                                                         887,839
                                                                     -----------
     Household Products (.4%)
     2,099   Blythe Industries, Inc.                                      48,802
     1,748   Church & Dwight Company,
              Inc.                                                        46,549
     4,217   Dial Corporation                                             72,322
                                                                     -----------
                                                                         167,673
                                                                     -----------
     Personal Care (.1%)
     3,271   Perrigo Company (b)                                          38,663
                                                                     -----------
     Restaurants (.9%)
     1,478   Bob Evans Farms                                              36,314
     4,366   Brinker International, Inc. (b)                             129,932
     2,450   CBRL Group, Inc.                                             72,128
     3,402   Outback Steakhouse, Inc. (b)                                116,518
       953   Papa Johns International,
              Inc. (b)                                                    26,188
                                                                     -----------
                                                                         381,080
                                                                     -----------
     Retail (.6%)
     1,615   Longs Drug Stores
              Corporation                                                 37,759
     1,965   Ruddick Corporation                                          31,420
    15,523   Tyson Foods, Inc.                                           179,291
                                                                     -----------
                                                                         248,470
                                                                     -----------
     Service (1.7%)
     1,097   Banta Corporation                                            32,383
     6,503   Ceridian Corporation (b)                                    121,931
     2,215   Covanta Energy
              Corporation (b)                                             10,012
     1,511   Education Management
              Corporation (b)                                             54,774
     1,521   Kelly Services, Inc.                                         33,295
     1,590   Korn/Ferry International (b)                                 16,933
     3,380   Manpower, Inc.                                              113,940
     4,364   Modis Professional Services,
              Inc. (b)                                                    31,159
     7,517   Republic Services,
              Inc. (b)                                                   150,114
     1,721   Sylvan Learning Systems,
              Inc. (b)                                                    37,982
     2,380   Valassis Communications,
              Inc. (b)                                                    84,776
                                                                     -----------
                                                                         687,299
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   CONSUMER STAPLES--CONTINUED
     Tobacco (.7%)
     4,293   R.J. Reynolds Tobacco
              Holdings, Inc.                                         $   241,696
     1,159   Universal Corporation                                        42,199
                                                                     -----------
                                                                         283,895
                                                                     -----------
   ENERGY (5.4%)
     Mining (.1%)
     2,240   Arch Coal, Inc.                                              50,848
                                                                     -----------
     Oil (.3%)
       500   FMC Technologies, Inc. (b)                                    8,225
     4,862   Grant Prideco, Inc. (b)                                      55,913
     3,534   Pennzoil-Quaker State
              Company                                                     51,070
                                                                     -----------
                                                                         115,208
                                                                     -----------
     Oil & Gas (5.0%)
     7,288   BJ Services Company (b)                                     236,496
     5,997   Ensco International, Inc.                                   149,025
     2,872   Equitable Resources, Inc.                                    97,849
     2,047   Forest Oil Corporation (b)                                   57,746
     2,249   Helmerich & Payne, Inc.                                      75,072
     2,015   Murphy Oil Corporation                                      169,341
     3,596   National-Oilwell, Inc. (b)                                   74,114
     2,516   Noble Affiliates, Inc.                                       88,790
     7,637   Ocean Energy, Inc.                                          146,630
     3,394   Patterson-UTI Energy,
              Inc. (b)                                                    79,114
     4,364   Pioneer Natural Resources
              Company (b)                                                 84,051
     5,842   Pride International, Inc. (b)                                88,214
     2,248   Smith International, Inc. (b)                               120,538
     2,691   Tidewater, Inc.                                              91,225
     3,303   Ultramar Diamond Shamrock
              Corporation                                                163,432
     2,701   Valero Energy Corporation                                   102,962
     5,102   Weatherford International,
              Inc. (b)                                                   190,101
     1,480   Western Gas Resources, Inc.                                  47,834
                                                                     -----------
                                                                       2,062,534
                                                                     -----------
   FINANCIAL (18.3%)
     Auto Finance (.3%)
     3,749   AmeriCredit Corporation (b)                                 118,281
                                                                     -----------
     Banks (6.8%)
     2,920   Associated Banc-Corporation                                 103,047
     6,756   Banknorth Group, Inc.                                       152,145
     2,140   City National Corporation                                   100,259
     5,121   Colonial Bancgroup, Inc.                                     72,155
     5,668   Compass Bancshares, Inc.                                $   160,404
     5,629   First Tennessee National
              Corporation                                                204,108
     2,126   First Virginia Banks, Inc.                                  107,916
     3,771   Firstmerit Corporation                                      102,156
     2,211   Greater Bay Bancorp                                          63,190
     7,070   Hibernia Corporation                                        125,775
     1,448   Investors Financial Services                                 95,872
     4,221   M & T Bank                                                  307,500
     4,692   Marshal & Ilsley Corporation                                296,910
     3,122   Mercantile Bankshares
              Corporation                                                134,371
     9,046   National Commerce
              BanCorporation                                             228,864
     3,394   Pacific Century Financial
              Corporation                                                 87,871
     2,187   Provident Financial Group                                    57,474
     1,995   Silicon Valley Bancshares (b)                                53,326
     3,440   TCF Financial Corporation                                   165,051
     1,540   Westamerica BanCorporation                                   60,938
     1,489   Wilmington Trust Corporation                                 94,269
                                                                     -----------
                                                                       2,773,601
                                                                     -----------
     Commercial Finance (1.1%)
     3,065   Certegy, Inc.                                               104,884
     3,513   Dun & Bradstreet
              Corporation (b)                                            124,009
     7,216   North Fork BanCorporation,
              Inc.                                                       230,840
                                                                     -----------
                                                                         459,733
                                                                     -----------
     Consumer Finance (.2%)
     2,834   Metris Companies Inc.                                        72,862
                                                                     -----------
     Finance-Diversified (.9%)
     3,080   Eaton Vance Corporation                                     109,494
     3,120   Neuberger Berman, Inc.                                      136,968
     1,983   PMI Group, Inc.                                             132,881
                                                                     -----------
                                                                         379,343
                                                                     -----------
     Insurance (3.2%)
     2,351   Allmerica Financial
              Corporation                                                104,737
     3,036   American Financial Group,
              Inc.                                                        74,534
     2,059   Everest Re Group, Ltd. (c)                                  145,571
     3,808   Fidelity National Finance                                    94,438
     2,698   HCC Insurance Holdings, Inc.                                 74,330
     1,821   Horace Mann Educators
              Corporation                                                 38,642
     2,459   Leucadial National Corporation                               70,991

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   FINANCIAL--CONTINUED
     2,105   Mony Group, Inc.                                        $    72,770
     2,670   Ohio Casualty Corporation                                    42,853
     5,287   Old Republic International
              Corporation                                                148,089
     3,048   Protective Life Corporation                                  88,179
     4,169   Radian Group, Inc.                                          179,059
     1,300   Stancorp Financial Group, Inc.                               61,425
     2,992   Unitrin, Inc.                                               118,244
                                                                     -----------
                                                                       1,313,862
                                                                     -----------
     Investment Bankers/Brokers (1.9%)
     3,511   A.G. Edwards, Inc.                                          155,081
    16,564   E*trade Group, Inc. (b)                                     169,781
     2,160   Investment Technology Group,
              Inc. (b)                                                    84,391
     2,610   LaBranche & Company,
              Inc. (b)                                                    89,941
     2,963   Legg Mason, Inc.                                            148,091
     3,558   Waddell & Reed Financial, Inc.                              114,568
                                                                     -----------
                                                                         761,853
                                                                     -----------
     Investment Companies (.5%)
     4,802   SEI Investments Company                                     216,618
                                                                     -----------
     Real Estate Investment Trust (.7%)
     2,779   Hospitality Properties Trust                                 81,980
     2,842   Lennar Corporation                                          133,062
     3,882   New Plan Excel Realty Trust                                  73,952
                                                                     -----------
                                                                         288,994
                                                                     -----------
     Savings and Loans (2.7%)
     4,058   Astoria Financial Corporation                               107,375
     5,263   Dime Bancorp, Inc.                                          189,889
     6,035   Golden State Bancorp, Inc.                                  157,815
     4,452   Greenpoint Financial
              Corporation                                                159,159
     2,620   Independence Community
              Bank                                                        59,631
     2,705   IndyMac Bancorp, Inc. (b)                                    63,243
     4,500   New York Community
              Bancorp, Inc.                                              102,915
     3,810   Roslyn BanCorporation, Inc.                                  66,675
    10,983   Sovereign BanCorporation, Inc.                              134,432
     2,192   Webster Financial Corporation                                69,114
                                                                     -----------
                                                                       1,110,248
                                                                     -----------
   HEALTH CARE (10.5%)
     Biotechnology (2.9%)
     4,265   Gilead Sciences, Inc. (b)                                   280,296
     6,780   Idec Pharmaceuticals
              Corporation (b)                                            467,345
     2,951   Incyte Genomics, Inc. (b)                               $    57,722
     9,841   Millennium Pharmaceuticals,
              Inc. (b) (d)                                               241,203
     3,909   Protein Design Labs,
              Inc. (b)                                                   128,723
                                                                     -----------
                                                                       1,175,289
                                                                     -----------
     Drugs (2.1%)
     1,904   Barr Laboratories, Inc. (b)                                 151,101
     2,474   COR Therapeutics, Inc. (b)                                   59,203
     3,625   ICN Pharmaceuticals, Inc.                                   121,437
     5,583   Mylan Laboratories, Inc.                                    209,362
     3,464   Sepracor, Inc. (b) (d)                                      197,656
     3,082   Steris Corporation (b)                                       56,308
     3,332   Vertex Pharmaceuticals,
              Inc. (b)                                                    81,934
                                                                     -----------
                                                                         877,001
                                                                     -----------
     Health Care--Diversified (.4%)
     8,774   IVAX Corporation (b)                                        176,708
                                                                     -----------
     Hospital Management (.7%)
     1,746   Lifepoint Hospitals, Inc. (b)                                59,434
     1,535   Pacificare Health Systems,
              Inc. (b)                                                    24,560
     3,203   Triad Hospitals, Inc. (b)                                    94,008
     2,700   Universal Health Services,
              Inc. (b)                                                   115,506
                                                                     -----------
                                                                         293,508
                                                                     -----------
     Managed Care (1.5%)
     3,520   Express Scripts, Inc. (b)                                   164,595
     4,428   First Health Group
              Corporation (b)                                            109,549
     5,493   Health Net, Inc. (b)                                        119,638
     4,085   Oxford Health Plans, Inc. (b)                               123,122
     1,580   Trigon Healthcare, Inc. (b)                                 109,731
                                                                     -----------
                                                                         626,635
                                                                     -----------
     Medical Products/Supplies (2.2%)
     4,698   Apogent Technologies,
              Inc. (b)                                                   121,208
     5,158   Cytyc Corporation (b)                                       134,624
     2,307   Dentsply International, Inc.                                115,811
     2,632   Edwards Lifesciences
              Corporation (b)                                             72,722
     2,778   Hillenbrand Industries, Inc.                                153,540
     4,788   Lincare Holdings, Inc. (b)                                  137,176
     3,008   Patterson Dental Company                                    123,117
     2,376   VISX, Inc. (b)                                               31,482
                                                                     -----------
                                                                         889,680
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   HEALTH CARE--CONTINUED
     Special Services (.7%)
     2,422   Apria Healthcare Group,
              Inc. (b)                                               $    60,526
     2,641   Covance, Inc. (b)                                            59,951
     1,870   Henry Schein, Inc. (b)                                       69,246
     4,153   Omnicare, Inc.                                              103,327
                                                                     -----------
                                                                         293,050
                                                                     -----------
   TECHNOLOGY (17.7%)
     Communications Equipment (1.4%)
     1,775   Adtran, Inc. (b)                                             45,298
     2,288   Commscope, Inc. (b)                                          48,666
     2,358   CSG Systems International,
              Inc. (b)                                                    95,381
     2,937   Harris Corporation                                           89,608
     1,747   L-3 Communications
             Holdings, Inc. (b)                                          157,230
     2,055   Plantronics, Inc. (b)                                        52,690
     2,867   Powerwave Technologies,
              Inc. (b)                                                    49,542
     4,064   Transwitch Corporation (b)                                   18,288
                                                                     -----------
                                                                         556,703
                                                                     -----------
     Computer Hardware (.5%)
     6,910   Quantum Corporation (b)                                      68,063
     3,114   Reynolds & Reynolds
              Company                                                     75,514
     3,035   SanDisk Corporation (b)                                      43,704
                                                                     -----------
                                                                         187,281
                                                                     -----------
     Computer Networking (1.6%)
    15,459   3COM Corporation (b)                                         98,628
     2,677   Affiliated Computer
              Services, Inc. (b)                                         284,110
     2,795   Choicepoint, Inc. (b)                                       141,679
     8,617   Enterasys Networks, Inc. (b)                                 76,260
     3,976   Legato Systems, Inc. (b)                                     51,569
                                                                     -----------
                                                                         652,246
                                                                     -----------
     Computer Peripherals (.4%)
     1,983   Avocent Corporation (b)                                      48,088
     1,748   Infocus Corporation (b)                                      38,491
     4,659   Storage Technology
              Corporation (b)                                             96,302
                                                                     -----------
                                                                         182,881
                                                                     -----------
     Computer Services & Software (5.4%)
     1,560   Advent Software (b)                                          77,922
    11,530   Ascential Software
              Corporation (b)                                             46,696
    10,870   Cadence Design Systems,
              Inc. (b)                                               $   238,270
     3,432   Checkfree Corporation (b)                                    61,776
     6,094   Electronic Arts, Inc. (b) (d)                               365,335
     3,949   Jack Henry & Associates, Inc.                                86,246
     3,355   Keane, Inc. (b)                                              60,491
     2,498   Macromedia, Inc. (b)                                         44,464
     4,997   McData Corporation (b)                                      122,426
     2,866   Mentor Graphics
              Corporation (b)                                             67,552
     2,273   National Instruments
              Corporation (b)                                             85,147
     6,155   Networks Associates,
              Inc. (b)                                                   159,107
     8,631   Rational Software
              Corporation (b)                                            168,304
     2,264   Retek, Inc. (b)                                              67,626
     2,440   RSA Security, Inc. (b)                                       42,602
     4,332   Sybase, Inc. (b)                                             68,272
     3,098   Symantec Corporation (b)                                    205,490
     2,692   Synopsys, Inc. (b)                                          159,016
     1,555   Transaction Systems
              Architects, Inc. (b)                                        19,064
     3,453   Wind River Systems (b)                                       61,843
                                                                     -----------
                                                                       2,207,649
                                                                     -----------
     Computer Systems (.9%)
    12,423   SunGard Data Systems,
              Inc. (b)                                                   359,397
                                                                     -----------
     Electrical Defense (.2%)
     3,090   Titan Corporation (b)                                        77,096
                                                                     -----------
     Electrical Instruments (.7%)
     2,709   Beckman Instruments, Inc.                                   120,009
     2,588   Credence Systems
              Corporation (b)                                             48,059
     1,455   FEI Company (b)                                              45,847
     2,158   LTX Corporation (b)                                          45,189
     1,653   MIPS Technologies, Inc. (b)                                  13,191
     1,543   Newport Corporation                                          29,749
                                                                     -----------
                                                                         302,044
                                                                     -----------
     Electrical Semiconductor (3.2%)
    20,696   Atmel Corporation (b) (d)                                   163,912
     3,531   Cirrus Logic, Inc. (b)                                       46,680
     5,296   Cypress Semiconductor
              Corporation (b)                                            105,549
     4,637   Integrated Device Technology,
              Inc. (b)                                                   123,298

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   TECHNOLOGY--CONTINUED
     2,814   International Rectifier
              Corporation (b)                                        $    98,152
     4,861   Lattice Semiconductor
              Corporation (b)                                             99,991
     4,129   Micrel, Inc. (b)                                            108,304
     5,927   Microchip Technology, Inc. (b)                              229,612
     7,407   RF Micro Devices, Inc. (b)                                  142,437
     3,127   Semtech Corporation.. (b)                                   111,603
     5,790   Triquint Semiconductor,
              Inc. (b)                                                    70,985
                                                                     -----------
                                                                       1,300,523
                                                                     -----------
     Electronics--Computer Distribution (1.3%)
     4,432   Arrow Electronics, Inc. (b)                                 132,517
     5,242   Avnet, Inc.                                                 133,514
     3,210   Cree, Inc. (b)                                               94,567
     1,191   DSP Group, Inc. (b)                                          27,703
     3,337   Gentex Corporation (b)                                       89,198
     3,720   Kemet Corporation (b)                                        66,030
                                                                     -----------
                                                                         543,529
                                                                     -----------
     Semiconductor Equipment (.4%)
     1,495   Imation Corporation (b)                                      32,262
     5,577   Lam Research
              Corporation (b)                                            129,498
                                                                     -----------
                                                                         161,760
                                                                     -----------
     Semiconductors (.3%)
     4,450   Fairchild Semiconductor
              Corporation (b)                                            125,490
                                                                     -----------
     Service--Data Processing (1.4%)
     2,617   Bisys Group, Inc. (b)                                       167,462
     5,351   DST Systems, Inc. (b)                                       266,747
     3,820   Gartner Group, Inc. (b)                                      42,784
     2,124   ISS Group Inc.(b)                                            68,095
     1,691   Sykes Enterprises, Inc. (b)                                  15,794
                                                                     -----------
                                                                         560,882
                                                                     -----------
   TRANSPORTATION (1.7%)
     Air Freight (.7%)
     2,042   Airborne, Inc.                                               30,283
     3,756   CH Robinson Worldwide, Inc.                                 108,605
     2,124   EGL, Inc. (b)                                                29,630
     2,310   Expeditors International of
              Washington, Inc.                                           131,555
                                                                     -----------
                                                                         300,073
                                                                     -----------
     Airlines (.1%)
     1,124   Alaska Airgroup, Inc. (b)                                    32,708
     1,623   Atlas Air Worldwide Holdings,
              Inc. (b)                                               $    23,777
                                                                     -----------
                                                                          56,485
                                                                     -----------
     Railroads (.2%)
     2,164   GATX Corporation                                             70,373
                                                                     -----------
     Shipping (.2%)
     1,820   Alexander & Baldwin, Inc.                                    48,594
     1,451   Overseas Shipholding
              Group, Inc.                                                 32,648
                                                                     -----------
                                                                          81,242
                                                                     -----------
     Trucking (.5%)
     2,172   CNF Transportation, Inc.                                     72,871
     1,599   JB Hunt Transport Services,
              Inc. (b)                                                    37,097
     3,788   Swift Transportation Company,
              Inc. (b)                                                    81,480
                                                                     -----------
                                                                         191,448
                                                                     -----------
   UTILITIES (6.3%)
     Electric Companies (4.6%)
     3,699   ALLETE, Inc.                                                 93,215
     3,892   Alliant Energy Corporation                                  118,161
     1,127   Black Hills Corporation                                      38,138
     1,999   Cleco Corporation                                            43,918
     3,943   Conectiv, Inc.                                               96,564
     5,623   DPL, Inc.                                                   135,402
     2,484   DQE, Inc.                                                    47,022
     5,193   Energy East Corporation                                      98,615
     2,750   Great Plains Energy, Inc.                                    69,300
     1,507   Hawaiian Electric
              Industries, Inc.                                            60,702
     1,689   IDACorp, Inc.                                                68,573
     4,613   Montana Power Company (b)                                    26,525
     6,229   Northeast Utilities                                         109,817
     3,464   OGE Energy Corporation                                       79,949
     1,761   PNM Resources Inc.                                           49,220
     4,775   Potomac Electric Power
              Company                                                    107,772
     3,854   Puget Sound Energy, Inc.                                     84,364
     4,656   Scana Corporation                                           129,576
     4,538   Sierra Pacific Resources                                     68,297
     5,143   UtiliCorp United, Inc.                                      129,449
     3,009   Vectren Corporation                                          72,156
     3,116   Western Resources, Inc.                                      53,595
     5,178   Wisconsin Energy Corporation                                116,816
                                                                     -----------
                                                                       1,897,146
                                                                     -----------

                See accompanying notes to financial statements.

                                                                       MARKET
SHARES                                                                VALUE(a)
------                                                              ------------
   UTILITIES--CONTINUED
     Natural Gas (1.0%)
     2,436   AGL Resources, Inc.                                     $    56,077
     3,074   MDU Resources Group, Inc.                                    86,533
     3,527   National Fuel Gas Company                                    87,117
     2,654   Oneok, Inc.                                                  47,347
     3,620   Questar Corporation                                          90,681
     2,158   WGL Holdings, Inc.                                           62,733
                                                                     -----------
                                                                         430,488
                                                                     -----------
     Power Products-Industrial (.3%)
     2,358   NSTAR                                                       105,756
                                                                     -----------
     Water Utilities (.4%)
     4,445   American Water Works
              Company, Inc.                                          $   185,579
                                                                     -----------
Total common stock
  (cost: $36,485,735)                                                 37,653,980
                                                                     -----------
S & P DEPOSITORY RECEIPT (1.2%)
     5,600   MidCap S & P Depository
              Receipt Trust                                              519,120
                                                                     -----------
Total S & P Depository Receipt
  (cost: $474,711)                                                       519,120
                                                                     -----------

SHARES/PAR                                     RATE      MATURITY
----------                                     ----      --------
SHORT-TERM SECURITIES (7.3%)
  550,000   Midamerican Energy Company        2.130%       1/3/02        549,918
  885,041   Federated Money Market Obligations Trust--Prime
            Obligation Fund, current rate 2.140%                         885,041
   21,666   Provident Institutional Funds--TempFund Portfolio,
            current rate 2.070%                                           21,666
1,536,913   Wells Fargo & Company--Cash Investment Fund,
            current rate 2.200%                                        1,536,913
                                                                     -----------
            Total short-term securities (cost: $2,993,556)             2,993,538
                                                                     -----------
            Total investments in securities
            (cost: $39,954,002) (e)                                  $41,166,638
                                                                     ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Porfolio held .4% of net assets in foreign securities as of December 31, 2001.
(d) Partially pledged as initial margin deposit on open stock index futures purchase contracts (see note 6 to the financial statements).
(e) At December 31, 2001, the cost of securities for federal income tax purposes was $40,531,508. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 6,296,350
      Gross unrealized depreciation                                  (5,661,220)
                                                                    -----------
      Net unrealized appreciation                                   $   635,130
                                                                    ===========

                 See accompanying notes to financial statements.

                                                       Macro-Cap Value Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                                ----------
COMMON STOCK (95.1%)
   BASIC MATERIALS (3.1%)
     Aluminum (.8%)
     6,264   Alcoa, Inc. (b)                                          $  222,685
                                                                      ----------
     Chemicals (1.3%)
     5,476   Pharmacia
              Corporation (b)                                            233,551
     3,000   Rohm and Haas
              Company (b)                                                103,890
                                                                      ----------
                                                                         337,441
                                                                      ----------
     Iron and Steel (.4%)
     7,100   Allegheny Technologies,
              Inc.                                                       118,925
                                                                      ----------
     Paper and Forest (.6%)
     3,497   Smurfit-Stone Container
              Corporation (b)                                             55,847
     2,100   Temple Inland,
              Inc.(b)(c)                                                 119,133
                                                                      ----------
                                                                         174,980
                                                                      ----------
   CAPITAL GOODS (10.6%)
     Aerospace/Defense (.4%)
     4,000   B.F. Goodrich Company                                       106,480
                                                                      ----------
     Electrical Equipment (4.9%)
     4,450   Gemstar - TV Guide
              International                                              123,265
    30,100   General Electric
              Company                                                  1,206,408
                                                                      ----------
                                                                       1,329,673
                                                                      ----------
     Manufacturing (4.0%)
    18,120   Tyco International,
              Ltd.(b)(c)                                               1,067,268
                                                                      ----------
     Office Equipment (--)
     3,600   Seagate Escrow
              Security (b)                                                 1,023
                                                                      ----------
     Waste Management (1.3%)
    10,755   Waste Management, Inc.                                      343,192
                                                                      ----------
   COMMUNICATION SERVICES (5.9%)
     Broadcasting (.8%)
     4,000   Adelphia
              Communications(b)                                          124,720
    10,900   American Tower
              Corporation                                                103,223
                                                                      ----------
                                                                         227,943
                                                                      ----------
     Telecommunication (2.3%)
     9,000   Qwest Communications
              International, Inc. (b)                                 $  127,170
    15,800   Sprint Corporation (b)                                      385,678
     8,845   Worldcom, Inc. - MCI
              Group                                                      112,333
                                                                      ----------
                                                                         625,181
                                                                      ----------
     Telephone (2.8%)
     7,206   SBC Communications,
              Inc. (b)                                                   282,259
     6,364   Verizon
              Communications                                             302,035
    11,227   Worldcom, Inc. -
              Worldcom Group (b)                                         158,076
                                                                      ----------
                                                                         742,370
                                                                      ----------
   CONSUMER CYCLICAL (9.8%)
     Auto (.6%)
     4,100   Lear Corporation                                            156,374
                                                                      ----------
     Leisure (.4%)
     6,300   Mattel, Inc. (b)                                            108,360
                                                                      ----------
     Retail (6.7%)
     4,400   Abercrombie and Fitch
              Company (b)                                                116,732
     4,100   Costco Wholesale
              Corporation                                                181,958
     6,700   Home Depot, Inc.                                            341,767
     8,100   Target Corporation (b)                                      332,505
     7,600   TJX Companies, Inc. (b)                                     302,936
     9,000   Wal-Mart Stores, Inc.                                       517,950
                                                                      ----------
                                                                       1,793,848
                                                                      ----------
     Service (1.5%)
    12,470   CUC International                                           244,537
     4,500   Monsanto Company (b)                                        152,100
                                                                      ----------
                                                                         396,637
                                                                      ----------
     Textiles (.6%)
     4,700   Jones Apparel Group,
              Inc.                                                       155,899
                                                                      ----------
   CONSUMER STAPLES (9.7%)
     Beverage (.8%)
     4,400   The Coca-Cola Company                                       207,460
                                                                      ----------
     Broadcasting (2.1%)
     3,600   Comcast Corporation                                         129,600

                 See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                                ----------
   CONSUMER STAPLES--CONTINUED
    31,000   Liberty Media
              Corporation                                             $  434,000
                                                                      ----------
                                                                         563,600
                                                                      ----------
     Entertainment (.7%)
     4,000   Viacom, Inc.                                                176,600
                                                                      ----------
     Food (1.2%)
     4,000   Kraft Foods Inc.                                            136,120
     3,200   Unilever NV (c)                                             184,352
                                                                      ----------
                                                                         320,472
                                                                      ----------
     Household Products (2.3%)
     9,400   Gillette Company                                            313,960
     3,700   Procter & Gamble
              Company (b)                                                292,781
                                                                      ----------
                                                                         606,741
                                                                      ----------
     Tobacco (2.6%)
    15,200   Philip Morris Companies,
              Inc. (b)                                                   696,920
                                                                      ----------
   ENERGY (6.9%)
     Oil (5.3%)
     5,400   Chevron Corporation                                         483,894
     6,200   Conoco, Inc.                                                175,460
    19,748   Exxon Mobil Corporation                                     776,096
                                                                      ----------
                                                                       1,435,450
                                                                      ----------
     Oil & Gas (1.6%)
     4,900   Baker Hughes, Inc.                                          178,703
     6,515   Global Santa Fe
              Corporation                                                185,808
     1,207   Veritas DGC, Inc. (b)                                        54,110
                                                                      ----------
                                                                         418,621
                                                                      ----------
   FINANCIAL (17.2%)
     Banks (2.9%)
     6,600   Bank One Corporation                                        257,730
    18,110   U.S. Bancorp                                                379,042
     4,600   Wachovia Corporation (b)                                    144,256
                                                                      ----------
                                                                         781,028
                                                                      ----------
     Consumer Finance (2.0%)
     6,600   Capital One Financial
              Corporation                                                356,070
     4,700   Countrywide Credit
              Industries, Inc.                                           192,559
                                                                      ----------
                                                                         548,629
                                                                      ----------
     Finance--Diversified (3.8%)
     9,144   Ambac Financial Group,
              Inc.                                                    $  529,072
     6,200   Federal National
              Mortgage Association                                       492,900
                                                                      ----------
                                                                       1,021,972
                                                                      ----------
     Insurance (2.5%)
     4,700   Allstate Corporation (c)                                    158,390
     5,500   Cigna Corporation                                           509,575
                                                                      ----------
                                                                         667,965
                                                                      ----------
     Investment Bankers/Brokers (5.4%)
     7,200   Charles Schwab
              Corporation (b)                                            111,384
    19,526   CitiGroup, Inc.                                             985,673
     3,900   E*trade Group, Inc.                                          39,975
     3,400   Goldman Sachs Group,
              Inc.                                                       315,350
                                                                      ----------
                                                                       1,452,382
                                                                      ----------
     Savings and Loans (.6%)
     4,750   Washington Mutual, Inc.                                     155,325
                                                                      ----------
   HEALTH CARE (10.9%)
     Biotechnology (.6%)
     2,900   Amgen, Inc.                                                 163,676
                                                                      ----------
     Drugs (7.5%)
     6,400   American Home
              Products Corporation                                       392,704
     4,500   Bristol-Myers Squibb
              Company                                                    229,500
     3,100   Eli Lilly & Company                                         243,474
     6,100   Merck & Company,
              Inc. (b)                                                   358,680
    10,600   Pfizer, Inc. (b)                                            422,410
    10,500   Schering-Plough
              Corporation (b)                                            376,005
                                                                      ----------
                                                                       2,022,773
                                                                      ----------
     Health Care--Diversified (2.3%)
     1,220   Human Genome Sciences,
              Inc.                                                        41,138
     6,996   Johnson & Johnson                                           413,464
     2,900   Tenet Healthcare
              Corporation (b)                                            170,288
                                                                      ----------
                                                                         624,890
                                                                      ----------
     Medical Products/Supplies (.5%)
     2,700   Baxter International, Inc.                                  144,801
                                                                      ----------

                 See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
   TECHNOLOGY (17.2%)
     Communications Equipment (.8%)
     3,700   Ciena Corporation                                       $    52,947
       500   Harris Corporation                                           15,255
     9,400   Motorola, Inc. (b)                                          141,188
                                                                     -----------
                                                                         209,390
                                                                     -----------
     Computer Hardware (4.8%)
    13,100   Compaq Computer
              Corporation                                                127,856
     5,900   Dell Computer
              Corporation                                                160,362
     4,700   International Business
              Machines Corporation                                       568,512
     6,300   NCR Corporation (b)                                         232,218
    16,400   Sun Microsystems,
              Inc. (b)                                                   201,720
                                                                     -----------
                                                                       1,290,668
                                                                     -----------
     Computer Networking (1.6%)
    23,100   Cisco Systems, Inc.                                         418,341
                                                                     -----------
     Computer Services & Software (6.0%)
    12,950   AOL Time Warner, Inc.                                       415,695
     1,900   BEA Systems, Inc.                                            29,260
     2,800   Citrix Systems, Inc.                                         63,448
    13,900   Microsoft Corporation (b)                                   920,875
     8,100   Oracle Systems (b)                                          111,861
     2,500   Siebel Systems, Inc. (b)                                     69,950
                                                                     -----------
                                                                       1,611,089
                                                                     -----------
     Electrical Instruments (.5%)
     3,700   Applied Biosystems Group -
              Applera Corporation                                        145,299
                                                                     -----------
     Electrical Semiconductor (3.5%)
     5,900   Altera Corporation                                      $   125,198
     3,900   Applied Materials, Inc. (b)                                 156,390
    18,300   Intel Corporation                                           575,535
     3,200   Texas Instruments,
              Inc. (b)                                                    89,600
                                                                     -----------
                                                                         946,723
                                                                     -----------
   UTILITIES (3.8%)
     Electric Companies (2.8%)
     4,407   Consumers Energy
              Company                                                    105,900
     5,600   DTE Energy Company                                          234,864
     6,532   Edison International                                         98,633
     6,900   Pacific Gas and Electric
              Company (b)                                                132,756
     4,300   Pinnacle West Capital
              Corporation (b)                                            179,955
                                                                     -----------
                                                                         752,108
                                                                     -----------
     Natural Gas (1.0%)
     2,700   Dynegy, Inc.                                                 68,850
     4,500   El Paso Energy
              Corporation                                                200,745
                                                                     -----------
                                                                         269,595
                                                                     -----------
Total common stock
  (cost: $27,178,285)                                                 25,560,797
                                                                     -----------

                 See accompanying notes to financial statements.

                                                                                              MARKET
PRINCIPAL                                                               RATE    MATURITY     VALUE(a)
---------                                                              ------   --------   -----------
SHORT-TERM SECURITIES (5.1%)
$  268,000   U.S. Treasury Bill                                         1.64%     3/7/02   $   267,195
 1,075,000   U.S. Treasury Bill                                         1.82%    3/14/02     1,071,417
    21,000   U.S. Treasury Bill                                         1.99%    3/21/02        20,924
              Total short-term securities (cost: $1,374,067)                                 1,359,536
                                                                                           -----------
              Total investments in securities (cost: $28,552,352) (d)                      $26,920,333
                                                                                           ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 5.7% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001 the cost of securities for federal income tax purposes was $28,994,819. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 1,791,216
      Gross unrealized depreciation                                  (3,865,702)
                                                                    -----------
      Net unrealized depreciation                                   $(2,074,486)
                                                                    ===========

                 See accompanying notes to financial statements.

                                                      Micro-Cap Growth Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
COMMON STOCK (97.3%)
   BASIC MATERIALS (.8%)
     Iron and Steel (.8%)
    45,400   NS Group, Inc. (b)                                       $  339,592
                                                                      ----------
   CAPITAL GOODS (7.4%)
     Aerospace/Defense (1.3%)
    33,900   Herley Industries,
              Inc. (b)                                                   576,300
                                                                      ----------
     Electrical Equipment (.4%)
     9,200   Powell Industries,
              Inc. (b)                                                   172,684
                                                                      ----------
     Machinery (1.5%)
    51,900   Asyst Technologies,
              Inc. (b)                                                   662,244
                                                                      ----------
     Manufacturing (3.3%)
    25,700   Applied Films
              Corporation (b)                                            803,125
    38,700   Hydril Company (b)                                          682,281
                                                                      ----------
                                                                       1,485,406
                                                                      ----------
     Waste Management (.9%)
    36,900   Headwaters, Inc. (b)                                        422,874
                                                                      ----------
   COMMUNICATION SERVICES (1.9%)
     Telecommunication (1.9%)
    28,500   ECtel, Ltd. (b)(c)                                          493,620
    64,900   Raindance
              Communications,
              Inc. (b)                                                   370,579
                                                                      ----------
                                                                         864,199
                                                                      ----------
   CONSUMER CYCLICAL (11.9%)
     Leisure (3.5%)
    38,300   Tweeter Home
              Entertainment
              Group, Inc. (b)                                          1,110,700
    23,700   WMS Industries, Inc. (b)                                    474,000
                                                                      ----------
                                                                       1,584,700
                                                                      ----------
     Retail (4.3%)
    23,900   Charlotte Russe
              Holding, Inc. (b)                                          444,779
    30,000   Children's Place Retail
              Stores, Inc. (b)                                           814,500
    16,900   Electronics Boutique
              Holdings
              Corporation (b)                                            674,986
                                                                      ----------
                                                                       1,934,265
                                                                      ----------
     Service (4.1%)
    35,700   Coinstar, Inc. (b)                                       $  892,500
    30,500   First Consulting Group,
              Inc. (b)                                                   472,750
    29,200   MTR Gaming
              Group, Inc. (b)                                            467,200
                                                                      ----------
                                                                       1,832,450
                                                                      ----------
   CONSUMER STAPLES (1.6%)
     Restaurants (1.6%)
    11,200   AFC Enterprises, Inc. (b)                                   317,968
     8,900   PF Changs China
              Bistro, Inc. (b)                                           420,970
                                                                      ----------
                                                                         738,938
                                                                      ----------
   ENERGY (5.1%)
     Oil (.7%)
    43,800   Horizon Offshore,
              Inc. (b)                                                   330,252
                                                                      ----------
     Oil & Gas (4.4%)
    14,400   Evergreen Resources,
              Inc. (b)                                                   555,984
    26,600   Natco Group, Inc. (b)                                       186,200
    50,800   Superior Energy
              Services, Inc. (b)                                         439,420
    27,300   Universal Compression
               Holdings, Inc. (b)                                        805,077
                                                                      ----------
                                                                       1,986,681
                                                                      ----------
   HEALTH CARE (30.1%)
     Biotechnology (8.6%)
    31,300   Cell Therapeutics,
              Inc. (b)                                                   755,582
    28,400   Charles River
              Laboratories
              International, Inc. (b)                                    950,832
    42,600   Dendreon
              Corporation (b)                                            428,982
    63,600   Harvard Bioscience,
              Inc. (b)                                                   632,184
    22,100   Intermune, Inc. (b)                                       1,088,646
                                                                      ----------
                                                                       3,856,226
                                                                      ----------
     Drugs (11.4%)
    32,800   Biomarin
              Pharmaceutical,
              Inc. (b)                                                   440,832
    27,000   Cubist Pharmaceuticals,
              Inc. (b)                                                   970,920

                 See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
    31,100   First Horizon
              Pharmaceutical
              Corporation (b)                                         $  914,029
    50,300   Genta, Inc. (b)                                             715,769
    38,000   ILEX Oncology, Inc. (b)                                   1,027,520
    50,800   Pain Therapeutics, Inc. (b)                                 465,328
    63,100   POZEN , Inc. (b)                                            331,275
    26,300   Titan Pharmaceuticals,
              Inc. (b)                                                   258,003
                                                                      ----------
                                                                       5,123,676
                                                                      ----------
     Managed Care (1.7%)
    17,400   Gentiva Health Services,
              Inc. (b)                                                   381,930
    19,700   Option Care, Inc. (b)                                       385,135
                                                                      ----------
                                                                         767,065
                                                                      ----------
     Medical Products/Supplies (8.4%)
    47,200   Connetics
              Corporation (b)                                            561,680
    29,000   Endocare, Inc. (b)                                          519,970
    21,500   Novoste
              Corporation (b)                                            187,910
    36,800   OraSure Technologies,
              Inc. (b)                                                   447,120
    55,400   ORATEC Interventions
              Inc. (b)                                                   358,438
    20,600   Polymedica
              Corporation (b)                                            341,960
    79,000   VidaMed, Inc. (b)                                           617,780
    21,100   Wilson Greatbatch
              Technologies, Inc. (b)                                     761,710
                                                                      ----------
                                                                       3,796,568
                                                                      ----------
   TECHNOLOGY (38.5%)
     Communications Equipment (2.6%)
    32,200   Microtune, Inc. (b)                                         755,412
    21,800   Verisity, Ltd. (b)                                          413,110
                                                                      ----------
                                                                       1,168,522
                                                                      ----------
     Computer Networking (4.3%)
    32,500   Alloy, Inc. (b)                                             699,725
    21,200   F5 Networks, Inc. (b)                                       456,648
    39,900   Lantronix, Inc. (b)                                         252,168
    32,700   Vastera, Inc. (b)                                           543,147
                                                                      ----------
                                                                       1,951,688
                                                                      ----------
     Computer Services & Software (10.6%)
    28,700   Aspen Technology,
              Inc. (b)                                                   482,160
    14,500   BAM! Entertainment,
              Inc. (b)                                                $  120,495
    44,000   Chordiant Software,
              Inc. (b)                                                   348,040
     5,800   Digital Insight
              Corporation (b)                                            129,688
    30,000   HPL Technologies,
              Inc. (b)                                                   535,500
    17,800   IONA Technologies
              PLC (b)(c)                                                 361,340
    16,100   Lawson Software,
              Inc. (b)                                                   253,575
    46,100   MapInfo
              Corporation (b)                                            723,309
    12,700   Mcafee.com, Inc. (b)                                        430,657
    21,900   MCSi, Inc. (b)                                              513,555
    37,200   Midway Games, Inc. (b)                                      558,372
    33,600   SeeBeyond Technology
              Corporation (b)                                            325,920
                                                                      ----------
                                                                       4,782,611
                                                                      ----------
     Electrical Defense (1.5%)
    24,800   EDO Corporation                                             655,960
                                                                      ----------
     Electrical Instruments (2.3%)
    17,700   FEI Company (b)                                             557,727
    19,500   Pemstar, Inc. (b)                                           234,000
    14,000   Zygo Corporation (b)                                        222,600
                                                                      ----------
                                                                       1,014,327
                                                                      ----------
     Electrical Semiconductor (10.2%)
    21,100   02Micro
              International,
              Ltd. (b)(c)                                                507,455
     4,900   Anadigics, Inc. (b)                                          74,725
    15,900   Artisan Components,
              Inc. (b)                                                   251,220
    19,700   ESS Technology (b)                                          418,822
    12,200   Exar Corporation (b)                                        254,370
    18,900   Integrated Circuit
              Systems (b)                                                426,951
    43,800   Integrated Silicon
              Solution, Inc. (b)                                         536,112
    26,800   Monolithic System
              Technology, Inc. (b)                                       552,080
    23,000   Simplex Solutions,
              Inc. (b)                                                   391,000
    33,100   Virage Logic
              Corporation (b)                                            636,513

                 See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
   TECHNOLOGY--CONTINUED
    16,000   Zoran Corporation (b)                                   $   522,240
                                                                     -----------
                                                                       4,571,488
                                                                     -----------
     Electronics--Computer Distribution (2.1%)
    13,400   CoorsTek, Inc. (b)                                          426,656
    20,700   Insight Enterprises
               Inc. (b)                                                  509,220
                                                                     -----------
                                                                         935,876
                                                                     -----------
     Equipment Semiconductor (3.8%)
    14,400   Mykrolis
              Corporation (b)                                            230,400
    12,300   Nassda Corporation (b)                                      276,627
    21,200   Photronics, Inc. (b)                                    $   664,620
    36,700   Therma-Wave, Inc. (b)                                       547,564
                                                                     -----------
                                                                       1,719,211
                                                                     -----------
   Service -- Data Processing (1.1%)
    12,400   InterCept Group,
              Inc. (b)                                                   507,160
                                                                     -----------
Total common stock
(cost: $40,032,633)                                                   43,780,963
                                                                     -----------
WARRANTS (--)
     9,600   Endo Pharmaceuticals                                          7,488
                                                                     -----------
Total warrants (cost: $0)                                                  7,488
                                                                     -----------
SHORT-TERM SECURITIES (2.4%)
 1,089,351   Wells Fargo & Company -- Cash Investment
              Fund, current rate 2.200%                                1,089,351
                                                                     -----------
             Total short-term securities (cost: $1,089,351)            1,089,351
                                                                     -----------
             Total investments in securities (cost: $41,121,984) (d) $44,877,802
                                                                     ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 3.0% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001 the cost of securities for federal income tax purposes was $41,130,702 The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 9,171,543
      Gross unrealized depreciation                                  (5,424,443)
                                                                    -----------
      Net unrealized appreciation                                   $ 3,747,100
                                                                    ===========

                 See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities
DECEMBER 31, 2001

(Percentages of each investment category relate to total net assets.)

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
COMMON STOCK (96.5%)
   BASIC MATERIALS (.4%)
     Paper and Forest (.4%)
     2,400   Plum Creek Timber
              Company, Inc.                                           $   68,040
                                                                      ----------
   CONSUMER CYCLICAL (3.0%)
     Building Materials (.3%)
     2,300   Masco Corporation                                            56,350
                                                                      ----------
     Lodging-Hotel (2.7%)
    11,200   Extended Stay
              America, Inc. (b)                                          183,680
    15,600   Hilton Hotels                                               170,352
     1,600   Marriott International, Inc.                                 65,040
                                                                      ----------
                                                                         419,072
                                                                      ----------
   FINANCIAL (93.1%)
     Real Estate (8.0%)
    34,910   Boardwalk Equities,
              Inc. (c)                                                   255,541
     6,800   Brookfield Properties
              Corporation (c)                                            116,960
     4,600   Catellus Development
              Corporation (b)                                             84,640
    19,400   Security Capital Industrial
              Trust (b)                                                  492,178
     3,600   St. Joe Company                                              99,900
    12,600   Trizech Hahn (c)                                            197,820
                                                                      ----------
                                                                       1,247,039
                                                                      ----------
     Real Estate Investment Trust--
      Apartments (14.8%)
    16,360   Apartment Investment and
              Management                                                 748,143
    13,000   Archstone Communities
              Trust                                                      341,900
     4,450   Avalonbay
              Communities, Inc.                                          210,529
     4,000   BRE Properties, Inc.                                        123,840
    20,100   Equity Residential
              Properties Trust                                           577,071
     6,200   Essex Property
              Trust, Inc.                                                306,342
                                                                      ----------
                                                                       2,307,825
                                                                      ----------
     Real Estate Investment Trust--
      Diversified (6.4%)
     2,200   Colonial Properties Trust68,530
     6,800   Istar Financial, Inc.                                       169,660
    10,000   Liberty Property Trust                                      298,500
    11,300   Vornado Realty Trust                                     $  470,080
                                                                      ----------
                                                                       1,006,770
                                                                      ----------
     Real Estate Investment Trust--
      Hotels (7.5%)
     8,700   Equity Inn, Inc.                                             57,594
    12,300   Host Marriott Corporation                                   110,700
    21,400   Innkeepers USA Trust                                        209,720
    12,400   Meristar Hospitality
              Corporation                                                176,080
    14,700   Starwood Hotels & Resorts
              Worldwide, Inc.                                            438,795
    24,300   Winston Hotels, Inc.                                        188,082
                                                                      ----------
                                                                       1,180,971
                                                                      ----------
     Real Estate Investment Trust--
      Office Property (25.0%)
    16,800   Arden Realty Group, Inc.                                    445,200
     8,600   Boston Properties, Inc.                                     326,800
     5,400   Brandywine Realty Trust                                     113,778
    19,100   Carramerica Realty
              Corporation                                                574,910
     5,000   Crescent Real Estate
              Equity Company                                              90,550
    27,700   Equity Office Properties
              Trust                                                      833,216
     4,300   Glenborough Realty
              Trust, Inc.                                                 83,420
    16,200   Highwoods
              Properties, Inc.                                           420,390
     3,500   Kilroy Realty Corporation                                    91,945
    12,300   Prentiss Properties Trust                                   337,635
     2,326   Reckson Associates Realty
              Corporation                                                 59,336
    15,200   Reckson Associates Realty
              Corporation Class B                                        355,072
     5,700   SL Green Realty
              Corporation                                                175,047
                                                                      ----------
                                                                       3,907,299
                                                                      ----------
     Real Estate Investment Trust--
      Shopping Centers (17.4%)
     4,900   CBL & Associates
              Properties, Inc.                                           154,350
     8,100   Chelsea Property
              Group, Inc.                                                397,710
    20,800   Developers Diversified
              Realty Corporation                                         397,280
     4,900   General Growth
              Properties, Inc.                                           190,120

                 See accompanying notes to financial statements.

                                                                        MARKET
SHARES                                                                 VALUE(a)
------                                                               -----------
   FINANCIAL--CONTINUED
     5,700   Glimcher Realty Trust                                   $   107,331
    13,350   Kimco Realty
              Corporation                                                436,412
    11,000   Mid-Atlantic Realty Trust                                   171,050
     4,800   Mills Corporation                                           127,104
     4,400   Pan Pacific Retail
              Properties, Inc.                                           126,368
    20,700   Simon Property
              Group, Inc.                                                607,131
                                                                     -----------
                                                                       2,714,856
                                                                     -----------
     Real Estate Investment Trust--
      Warehouse/Industrial (14.0%)
    13,900   AMB Property
              Corporation                                            $   361,400
    13,700   First Industrial Realty
              Trust                                                      426,070
    16,600   P.S. Business Parks, Inc.                                   522,900
    40,800   ProLogis Trust                                              877,608
                                                                     -----------
                                                                       2,187,978
                                                                     -----------
Total common stock
  (cost: $13,654,535)                                                 15,096,200
                                                                     -----------

SHARES
------
SHORT-TERM SECURITIES (4.1%)
   277,239   Federated Money Market Obligations Trust--
              Prime Obligation Fund, current rate 2.140%                 277,239
   256,956   Wells Fargo & Company--Cash Investment Fund,
              current rate 2.200%                                        256,956
                            Real Estate (.7%)

   100,118   Provident Institutional Fund--TempFund Portfolio,
              current rate 2.070%                                        100,118
                                                                     -----------
             Total short-term securities (cost: $634,313)                634,313
                                                                     -----------
             Total investments in securities (cost: $14,288,848) (d) $15,730,513
                                                                     ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c) The Portfolio held 3.6% of net assets in foreign securities as of December 31, 2001.
(d) At December 31, 2001 the cost of securities for federal income tax purposes was $14,636,481. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                                 $ 1,193,803
      Gross unrealized depreciation                                     (99,771)
                                                                    -----------
      Net unrealized appreciation                                   $ 1,094,032
                                                                    ===========

                 See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Statements of Assets and Liabilities
DECEMBER 31, 2001


                                                                                                         MONEY
                                                                         GROWTH           BOND          MARKET
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                      -------------   -------------   ------------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                     $ 298,545,179   $ 232,267,449   $138,803,269
Cash in bank on demand deposit                                                   --         792,625             --
Receivable for Fund shares sold                                             180,218          82,485      1,497,615
Receivable for investment securities sold (including paydowns)               72,776              --          4,750
Dividends and accrued interest receivable                                   289,885       2,727,230         75,425
Receivable for refundable foreign income taxes withheld                          --              --             --
Collateral for securities loaned (note 7)                                32,712,264      42,855,865             --
Foreign currency in bank on deposit (cost: 37,213)                               --              --             --
Other receivables                                                                --              --             --
                                                                      -------------   -------------   ------------
     Total assets                                                       331,800,322     278,725,654    140,381,059
                                                                      -------------   -------------   ------------

                         LIABILITIES

Bank overdraft                                                                   --              --         33,806
Payable for Fund shares repurchased                                         271,634         255,208        219,202
Dividends payable to shareholders                                                --              --          1,512
Payable for investment securities purchased                                      --         167,012             --
Payable to Adviser                                                          181,276         129,410         68,945
Variation margin payable (note 6)                                                --              --             --
Payable upon return of securities loaned (note 7)                        32,712,264      42,855,865             --
                                                                      -------------   -------------   ------------
     Total liabilities                                                   33,165,174      43,407,495        323,465
                                                                      -------------   -------------   ------------

Net assets applicable to outstanding
  capital stock                                                       $ 298,635,148   $ 235,318,159   $140,057,594
                                                                      =============   =============   ============

Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value**  $   1,902,789   $   1,996,492   $  1,400,576
   Additional paid-in capital                                           342,869,968     240,975,154    138,657,018
   Undistributed net investment income                                           --              --             --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                       (97,995,714)     (8,830,219)            --
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          51,858,105       1,176,732             --
                                                                      -------------   -------------   ------------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 298,635,148   $ 235,318,159   $140,057,594
                                                                      =============   =============   ============
Net asset value per share of outstanding capital stock                $        1.57   $        1.18   $       1.00
                                                                      =============   =============   ============
  * Identified cost                                                   $ 246,687,074   $ 231,090,717   $138,803,269
 ** Shares outstanding                                                  190,278,896     199,649,163    140,057,594
  + Including securities on loan of                                   $  31,080,505   $  41,815,307             --

See accompanying notes to financial statements.


                                                                          ASSET         MORTGAGE                         CAPITAL
                                                                       ALLOCATION      SECURITIES       INDEX 500     APPRECIATION
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      -------------   -------------   -------------   -------------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                     $ 479,546,098   $ 229,569,871   $ 520,402,609   $ 256,682,263
Cash in bank on demand deposit                                                2,151         680,017              --              --
Receivable for Fund shares sold                                             214,686          94,934       1,053,274         179,036
Receivable for investment securities sold (including paydowns)              814,767         636,434         102,405           1,295
Dividends and accrued interest receivable                                 2,223,663       1,352,850         505,327         118,987
Receivable for refundable foreign income taxes withheld                          --              --              --              --
Collateral for securities loaned (note 7)                                66,309,108      11,055,389      74,134,631      40,451,686
Foreign currency in bank on deposit (cost: 37,213)                               --              --              --              --
Other receivables                                                                --              --              --          58,286
                                                                      -------------   -------------   -------------   -------------
     Total assets                                                       549,110,473     243,389,495     596,148,246     297,491,553
                                                                      -------------   -------------   -------------   -------------

                         LIABILITIES

Bank overdraft                                                                   --              --             930              --
Payable for Fund shares repurchased                                         358,662         164,368         905,078         194,135
Dividends payable to shareholders                                                --              --              --              --
Payable for investment securities purchased                                  24,276       1,929,137         307,671              --
Payable to Adviser                                                          258,295          99,348         157,907          90,990
Variation margin payable (note 6)                                                --              --          47,738              --
Payable upon return of securities loaned (note 7)                        66,309,108      11,055,389      74,134,631      40,451,686
                                                                      -------------   -------------   -------------   -------------
     Total liabilities                                                   66,950,341      13,248,242      75,553,955      40,736,811
                                                                      -------------   -------------   -------------   -------------

Net assets applicable to outstanding
  capital stock                                                       $ 482,160,132   $ 230,141,253   $ 520,644,291   $ 256,754,742
                                                                      =============   =============   =============   =============

Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value**  $   3,316,105   $   1,957,501   $   1,498,518   $   1,606,361
   Additional paid-in capital                                           539,659,406     228,175,505     340,520,918     312,622,953
   Undistributed net investment income                                           --         149,451              --              --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      (106,154,832)     (1,941,077)    (12,005,665)    (60,275,196)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          45,339,453       1,799,873     190,630,520       2,800,624
                                                                      -------------   -------------   -------------   -------------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 482,160,132   $ 230,141,253   $ 520,644,291   $ 256,754,742
                                                                      =============   =============   =============   =============
Net asset value per share of outstanding capital stock                $        1.45   $        1.18   $        3.47   $        1.60
                                                                      =============   =============   =============   =============
  * Identified cost                                                   $ 434,206,645   $ 227,769,998   $ 329,797,336   $ 253,881,639
 ** Shares outstanding                                                  331,610,445     195,750,066     149,851,823     160,636,143
  + Including securities on loan of                                   $  64,339,830   $  10,678,552   $  70,826,540   $  38,771,045

                                                                                          SMALL        MATURING
                                                                      INTERNATIONAL      COMPANY      GOVERNMENT
                                                                          STOCK          GROWTH        BOND 2002
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                      -------------   -------------   -----------
                           ASSETS

Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                     $ 278,006,676   $ 192,389,179   $ 7,685,547
Cash in bank on demand deposit                                                  190              --         6,148
Receivable for Fund shares sold                                             162,027         154,891         6,671
Receivable for investment securities sold (including paydowns)                   --       1,747,809            --
Dividends and accrued interest receivable                                   485,987          39,608           257
Receivable for refundable foreign income taxes withheld                     349,472              --            --
Collateral for securities loaned (note 7)                                41,465,348      61,719,404            --
Foreign currency in bank on deposit (cost: 37,213)                           37,132              --            --
Other receivables                                                             8,809              --            --
                                                                      -------------   -------------   -----------
     Total assets                                                       320,515,641     256,050,891     7,698,623
                                                                      -------------   -------------   -----------

                         LIABILITIES

Bank overdraft                                                                   --              --            --
Payable for Fund shares repurchased                                         329,126         237,398           355
Dividends payable to shareholders                                                --              --            --
Payable for investment securities purchased                                      --         242,398            --
Payable to Adviser                                                          176,010         146,525         2,603
Variation margin payable (note 6)                                                --              --            --
Payable upon return of securities loaned (note 7)                        41,465,348      61,719,404            --
                                                                      -------------   -------------   -----------
     Total liabilities                                                   41,970,484      62,345,725         2,958
                                                                      -------------   -------------   -----------

Net assets applicable to outstanding
  capital stock                                                       $ 278,545,157   $ 193,705,166   $ 7,695,665
                                                                      =============   =============   ===========

Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value**  $   2,082,717   $   1,999,803   $    70,124
   Additional paid-in capital                                           293,191,551     237,174,031     7,456,244
   Undistributed net investment income                                           --              --            --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                        (2,228,401)    (35,575,785)      (20,216)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies         (14,500,710)     (9,892,883)      189,513
                                                                      -------------   -------------   -----------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 278,545,157   $ 193,705,166   $ 7,695,665
                                                                      =============   =============   ===========
Net asset value per share of outstanding capital stock                $        1.34   $        0.97   $      1.10
                                                                      =============   =============   ===========
  * Identified cost                                                   $ 292,485,585   $ 202,282,062   $ 7,496,034
 ** Shares outstanding                                                  208,271,651     199,980,287     7,012,399
  + Including securities on loan of                                   $  36,813,443   $  58,584,207            --

                                                                    MATURING      MATURING
                                                                   GOVERNMENT    GOVERNMENT        VALUE
                                                                    BOND 2006     BOND 2010        STOCK
                                                                    PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                   -----------   -----------   -------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                     $ 8,687,231   $ 5,847,007   $ 141,613,761
Cash in bank on demand deposit                                           9,461        10,419              --
Receivable for Fund shares sold                                          6,384         6,477          77,123
Receivable for investment securities sold                                   --            --           5,581
Dividends and accrued interest receivable (including paydowns)             117            56         176,686
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                         --            --              --
Collateral for securities loaned (note 7)                                   --            --      16,196,138
Foreign currency in bank on deposit (cost: 661,478)                         --            --              --
                                                                   -----------   -----------   -------------
     Total assets                                                    8,703,193     5,863,959     158,069,289
                                                                   -----------   -----------   -------------

                         LIABILITIES

Payable for Fund shares repurchased                                      6,133         7,128         166,113
Payable for investment securities purchased                                 --            --              --
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                         --            --              --
Payable to Adviser                                                       2,947         2,042         106,183
Variation margin payable (note 6)                                           --            --              --
Payable upon return of securities loaned (note 7)                           --            --      16,196,138
                                                                   -----------   -----------   -------------
     Total liabilities                                                   9,080         9,170      16,468,434
                                                                   -----------   -----------   -------------
Net assets applicable to outstanding capital stock                 $ 8,694,113   $ 5,854,789   $ 141,600,855
                                                                   ===========   ===========   =============
Represented by:
   Capital stock - authorized 10 trillion shares
    of $.01 par value**                                            $    71,403   $    46,087   $     957,705
   Additional paid-in capital                                        8,141,306     5,545,806     148,867,799
   Undistributed net investment income                                      --         5,250              --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      (80,489)      (73,304)    (18,540,774)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies        561,893       330,950      10,316,125
                                                                   -----------   -----------   -------------
     Total - representing net assets applicable to
      outstanding capital stock                                    $ 8,694,113   $ 5,854,789   $ 141,600,855
                                                                   ===========   ===========   =============
  Net asset value per share of outstanding capital stock           $      1.22   $      1.27   $        1.48
                                                                   ===========   ===========   =============
  * Identified cost                                                $ 8,125,338   $ 5,516,057   $ 131,297,636
 ** Shares outstanding                                               7,140,321     4,608,702      95,770,455
  + Including securities on loan of                                         --            --   $  15,441,235

See accompanying notes to financial statements.

                                                                      SMALL
                                                                     COMPANY         GLOBAL       INDEX 400
                                                                      VALUE           BOND         MID-CAP
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   ------------   ------------   ------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                     $ 41,435,902   $ 39,969,208   $ 41,166,638
Cash in bank on demand deposit                                               --         79,822         14,575
Receivable for Fund shares sold                                          41,324         15,265         63,151
Receivable for investment securities sold                               108,868             --        246,395
Dividends and accrued interest receivable (including paydowns)           22,711        663,435         29,219
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                          --        274,493             --
Collateral for securities loaned (note 7)                             7,297,333             --     11,144,079
Foreign currency in bank on deposit (cost: 661,478)                          --        660,971             --
                                                                   ------------   ------------   ------------
     Total assets                                                    48,906,138     41,663,194     52,664,057
                                                                   ------------   ------------   ------------

                         LIABILITIES

Payable for Fund shares repurchased                                      31,544         16,735         45,056
Payable for investment securities purchased                             201,693      1,018,045        360,720
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                          --        631,647             --
Payable to Adviser                                                       38,376         39,024         19,112
Variation margin payable (note 6)                                            --             --         26,400
Payable upon return of securities loaned (note 7)                     7,297,333             --     11,144,079
                                                                   ------------   ------------   ------------
     Total liabilities                                                7,568,946      1,705,451     11,595,367
                                                                   ------------   ------------   ------------
Net assets applicable to outstanding capital stock                 $ 41,337,192   $ 39,957,743   $ 41,068,690
                                                                   ============   ============   ============
Represented by:
   Capital stock - authorized 10 trillion shares
    of $.01 par value**                                            $    325,274   $    432,052   $    362,703
   Additional paid-in capital                                        34,885,550     42,217,770     40,693,070
   Undistributed net investment income                                       --       (635,104)            --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      (413,478)    (1,103,700)    (1,244,185)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies       6,539,846       (953,275)     1,257,102
                                                                   ------------   ------------   ------------
     Total - representing net assets applicable to
      outstanding capital stock                                    $ 41,337,192   $ 39,957,743   $ 41,068,690
                                                                   ============   ============   ============
  Net asset value per share of outstanding capital stock           $       1.27   $       0.92   $       1.13
                                                                   ============   ============   ============
  * Identified cost                                                $ 34,896,056   $ 40,566,848   $ 39,954,002
 ** Shares outstanding                                               32,527,431     43,205,157     36,270,311
  + Including securities on loan of                                $  6,925,065             --   $ 10,616,996


                                                                    MACRO-CAP      MICRO-CAP     REAL ESTATE
                                                                      VALUE          GROWTH       SECURITIES
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   ------------   ------------   ------------
                           ASSETS

Investments in securities, at market value - see
  accompanying schedule for detailed listing*+                     $ 26,920,333   $ 44,877,802   $ 15,730,513
Cash in bank on demand deposit                                              970         43,930          1,811
Receivable for Fund shares sold                                          41,450         82,780         46,016
Receivable for investment securities sold                                    --        527,206         74,348
Dividends and accrued interest receivable (including paydowns)           42,310          6,645         97,327
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                          --             --             --
Collateral for securities loaned (note 7)                             1,903,086     15,963,037      1,188,472
Foreign currency in bank on deposit (cost: 661,478)                          --             --             --
                                                                   ------------   ------------   ------------
     Total assets                                                    28,908,149     61,501,400     17,138,487
                                                                   ------------   ------------   ------------

                         LIABILITIES

Payable for Fund shares repurchased                                      26,115         35,060          8,146
Payable for investment securities purchased                              64,127        424,722        294,370
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                          --             --             --
Payable to Adviser                                                       36,136         49,641          9,444
Variation margin payable (note 6)                                            --             --             --
Payable upon return of securities loaned (note 7)                     1,903,086     15,963,037      1,188,472
                                                                   ------------   ------------   ------------
     Total liabilities                                                2,029,464     16,472,460      1,500,432
                                                                   ------------   ------------   ------------
Net assets applicable to outstanding capital stock                 $ 26,878,685   $ 45,028,940   $ 15,638,055
                                                                   ============   ============   ============
Represented by:
   Capital stock - authorized 10 trillion shares
    of $.01 par value**                                            $    274,715   $    291,310   $    163,338
   Additional paid-in capital                                        30,051,686     53,336,508     14,777,808
   Undistributed net investment income                                       --             --          4,101
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                    (1,815,697)   (12,354,696)      (748,857)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies      (1,632,019)     3,755,818      1,441,665
                                                                   ------------   ------------   ------------
     Total - representing net assets applicable to
      outstanding capital stock                                    $ 26,878,685   $ 45,028,940   $ 15,638,055
                                                                   ============   ============   ============
  Net asset value per share of outstanding capital stock           $       0.98   $       1.55   $       0.96
                                                                   ============   ============   ============
  * Identified cost                                                $ 28,552,352   $ 41,121,984   $ 14,288,848
 ** Shares outstanding                                               27,471,534     29,131,004     16,333,792
  + Including securities on loan of                                $  1,817,101   $ 14,886,475   $  1,145,669

Statements of Operations
YEAR ENDED DECEMBER 31, 2001


                                                                                                  MONEY
                                                                    GROWTH           BOND         MARKET
                                                                   PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                 -------------   ------------   ----------
Investment Income
  Interest                                                       $     461,447   $ 14,417,989   $6,486,430
  Dividends (net of foreign withholding taxes of $691,708 for
   International Stock Portfolio)                                    1,668,407        211,223           --
  Income from securities lending activities                             32,982         19,088           --
  Commission reimbursement income(note 10)                                  --             --           --
                                                                 -------------   ------------   ----------
     Total investment income                                         2,162,836     14,648,300    6,486,430
                                                                 -------------   ------------   ----------
Expenses (note 5):
  Investment advisory fee                                            1,516,012        669,529      376,713
  Rule 12b-1                                                           842,229        557,941      376,713
  Custodian fees                                                        12,738          9,222        3,408
  Administrative services fee                                           51,600         51,600       51,600
  Auditing and accounting services                                      25,305         15,205       12,505
  Legal fees                                                             9,220          5,302        3,855
  Registration fees                                                         --             --        9,936
  Printing and shareholder reports                                      47,456         24,916       15,403
  Directors' fees                                                        6,650          4,060        3,056
  Insurance                                                              6,070          5,204        3,678
  S & P Licensing fee                                                       --             --           --
  Other                                                                 10,262          3,595        4,782
                                                                 -------------   ------------   ----------
     Total expenses                                                  2,527,542      1,346,575      861,649
  Less fees and expenses waived or absorbed by Adviser                      --             --           --
                                                                 -------------   ------------   ----------
     Total net expenses                                              2,527,542      1,346,575      861,649
                                                                 -------------   ------------   ----------
     Investment income (loss) - net                                   (364,706)    13,301,725    5,624,781
                                                                 -------------   ------------   ----------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                           (87,287,783)     4,237,119           --
    Foreign currency transactions                                           --             --           --
    Futures transactions                                                    --             --           --
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    (19,261,271)    (1,203,562)          --
    Translation of assets and liabilities in foreign currency               --             --           --
                                                                 -------------   ------------   ----------
Net gains (losses) on investments                                 (106,549,054)     3,033,557           --
                                                                 -------------   ------------   ----------
Net increase (decrease) in net assets resulting from operations  $(106,913,760)  $ 16,335,282   $5,624,781
                                                                 =============   ============   ==========

See accompanying notes to financial statements.


                                                                     ASSET         MORTGAGE                      CAPITAL
                                                                  ALLOCATION      SECURITIES     INDEX 500     APPRECIATION
                                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                 -------------   ------------   ------------   ------------
Investment Income
  Interest                                                       $  10,613,745   $ 13,937,318   $    242,242   $    745,238
  Dividends (net of foreign withholding taxes of $691,708 for
   International Stock Portfolio)                                    3,084,905         59,664      6,983,691      1,876,163
  Income from securities lending activities                             71,145          5,221         59,231         31,726
  Commission reimbursement income(note 10)                                  --             --             --         58,286
                                                                 -------------   ------------   ------------   ------------
     Total investment income                                        13,769,795     14,002,203      7,285,164      2,711,413
                                                                 -------------   ------------   ------------   ------------
Expenses (note 5):
  Investment advisory fee                                            1,872,775        563,046        663,033      1,489,610
  Rule 12b-1                                                         1,337,696        469,205      1,345,080        744,805
  Custodian fees                                                        31,451          2,000         26,680          6,314
  Administrative services fee                                           51,600         51,600         51,600         51,600
  Auditing and accounting services                                      40,605         16,505         17,605         21,505
  Legal fees                                                            14,040          4,359         13,485          7,829
  Registration fees                                                         --             --            794             --
  Printing and shareholder reports                                      77,455         20,352         69,291         35,896
  Directors' fees                                                       10,473          3,132         10,441          6,083
  Insurance                                                              9,408          5,075          9,646          5,471
  S & P Licensing fee                                                       --             --         28,170             --
  Other                                                                  4,040          1,478         27,690          1,967
                                                                 -------------   ------------   ------------   ------------
     Total expenses                                                  3,449,543      1,136,752      2,263,514      2,371,080
  Less fees and expenses waived or absorbed by Adviser                      --             --             --             --
                                                                 -------------   ------------   ------------   ------------
     Total net expenses                                              3,449,543      1,136,752      2,263,514      2,371,080
                                                                 -------------   ------------   ------------   ------------
     Investment income (loss) - net                                 10,320,252     12,865,451      5,021,650        340,333
                                                                 -------------   ------------   ------------   ------------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                           (83,098,519)     4,409,940     (7,002,118)   (50,312,335)
    Foreign currency transactions                                           --             --             --             --
    Futures transactions                                                    --             --     (1,314,135)            --
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    (20,500,647)    (2,420,687)   (70,124,371)   (41,198,605)
    Translation of assets and liabilities in foreign currency               --             --             --             --
                                                                 -------------   ------------   ------------   ------------
Net gains (losses) on investments                                 (103,599,166)     1,989,253    (78,440,624)   (91,510,940)
                                                                 -------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations  $ (93,278,914)  $ 14,854,704   $(73,418,974)  $(91,170,607)
                                                                 =============   ============   ============   ============

                                                                                    SMALL        MATURING
                                                                 INTERNATIONAL     COMPANY      GOVERNMENT
                                                                     STOCK          GROWTH      BOND 2002
                                                                   PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                 -------------   ------------   ----------
Investment Income
  Interest                                                       $     518,253   $    565,176   $  430,224
  Dividends (net of foreign withholding taxes of $691,708 for
   International Stock Portfolio)                                    7,064,820        128,321           --
  Income from securities lending activities                             80,359        105,603           --
  Commission reimbursement income(note 10)                               8,809             --           --
                                                                 -------------   ------------   ----------
     Total investment income                                         7,672,241        799,100      430,224
                                                                 -------------   ------------   ----------
Expenses (note 5):
  Investment advisory fee                                            1,767,777      1,232,895       18,768
  Rule 12b-1                                                           746,701        474,190           --
  Custodian fees                                                        89,884         13,922        4,105
  Administrative services fee                                           37,200         51,600       51,600
  Auditing and accounting services                                     183,881         12,405       13,558
  Legal fees                                                             7,632          4,807          465
  Registration fees                                                        134             --           --
  Printing and shareholder reports                                      40,442         32,106        1,067
  Directors' fees                                                        5,885          3,810          144
  Insurance                                                              5,797          3,966          461
  S & P Licensing fee                                                       --             --           --
  Other                                                                  8,441          8,497          241
                                                                 -------------   ------------   ----------
     Total expenses                                                  2,893,774      1,838,198       90,409
  Less fees and expenses waived or absorbed by Adviser                      --             --      (60,379)
                                                                 -------------   ------------   ----------
     Total net expenses                                              2,893,774      1,838,198       30,030
                                                                 -------------   ------------   ----------
     Investment income (loss) - net                                  4,778,467     (1,039,098)     400,194
                                                                 -------------   ------------   ----------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                             6,052,521    (34,900,836)      50,510
    Foreign currency transactions                                     (676,977)            --           --
    Futures transactions                                                    --             --           --
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    (48,189,148)       232,181       99,290
    Translation of assets and liabilities in foreign currency           (6,984)            --           --
                                                                 -------------   ------------   ----------
Net gains (losses) on investments                                  (42,820,588)   (34,668,655)     149,800
                                                                 -------------   ------------   ----------
Net increase (decrease) in net assets resulting from operations  $ (38,042,121)  $(35,707,753)  $  549,994
                                                                 =============   ============   ==========

                                                                  MATURING     MATURING
                                                                 GOVERNMENT   GOVERNMENT      VALUE
                                                                 BOND 2006    BOND 2010       STOCK
                                                                 PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                 ----------   ----------   ------------
Investment Income
  Interest (net of foreign withholding taxes of $13,132 for
   Global Bond Portfolio)                                        $  456,153   $  354,313   $    396,783
  Dividends                                                              --           --      2,500,002
  Income from securities lending activities                              --           --         31,303
                                                                 ----------   ----------   ------------
     Total investment income                                        456,153      354,313      2,928,088
                                                                 ----------   ----------   ------------
Expenses (note 5):
  Investment advisory fee                                            19,698       15,039        755,893
  Rule 12b-1 fees                                                        --           --        377,947
  Custodian fees                                                      3,899        3,989          8,955
  Administrative services fee                                        51,600       51,600         51,600
  Auditing and accounting services                                   13,458       12,905         14,205
  Legal fees                                                            454          413          3,943
  Registration fees                                                      --           --             --
  Printing and shareholder reports                                      969          794         19,762
  Directors' fees                                                       144          112          2,978
  Insurance                                                             538          443          3,462
  S & P Licensing fee                                                    --           --             --
  Other                                                                 256          189         25,983
                                                                 ----------   ----------   ------------
     Total expenses                                                  91,016       85,484      1,264,728
  Less fees and expenses waived or absorbed by Adviser              (59,498)     (61,422)            --
                                                                 ----------   ----------   ------------
     Total net expenses                                              31,518       24,062      1,264,728
                                                                 ----------   ----------   ------------
     Investment income (loss) - net                                 424,635      330,251      1,663,360
                                                                 ----------   ----------   ------------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                             10,144       15,809    (11,055,053)
    Foreign currency transactions                                        --           --             --
    Futures transactions                                                 --           --             --
  Net change in unrealized appreciation or depreciation on:
    Investments                                                     147,222     (105,364)    (7,664,798)
    Translation of assets and liabilities in foreign currency            --           --             --
                                                                 ----------   ----------   ------------
Net gains (losses) on investments                                   157,366      (89,555)   (18,719,851)
                                                                 ----------   ----------   ------------
Net increase (decrease) in net assets resulting from operations  $  582,001   $  240,696   $(17,056,491)
                                                                 ==========   ==========   ============

See accompanying notes to financial statements.

                                                                    SMALL
                                                                   COMPANY       GLOBAL       INDEX 400
                                                                    VALUE         BOND         MID-CAP
                                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                 -----------   -----------   -----------
Investment Income
  Interest (net of foreign withholding taxes of $13,132 for
   Global Bond Portfolio)                                        $   118,322   $ 2,200,805   $   144,624
  Dividends                                                          173,150            --       355,236
  Income from securities lending activities                           11,700            --        15,260
                                                                 -----------   -----------   -----------
     Total investment income                                         303,172     2,200,805       515,120
                                                                 -----------   -----------   -----------
Expenses (note 5):
  Investment advisory fee                                            223,959       232,026        56,402
  Rule 12b-1 fees                                                     79,985        96,677        94,004
  Custodian fees                                                       6,111        33,330         8,712
  Administrative services fee                                         51,600        37,200        51,600
  Auditing and accounting services                                    22,358        54,594        22,358
  Legal fees                                                             667           922           835
  Registration fees                                                       --            --           347
  Printing and shareholder reports                                     3,473         5,503         4,736
  Directors' fees                                                        559           710           717
  Insurance                                                            1,369         1,441         1,374
  S & P Licensing fee                                                     --            --        10,000
  Other                                                                  952            --         1,091
                                                                 -----------   -----------   -----------
     Total expenses                                                  391,033       462,403       252,176
  Less fees and expenses waived or absorbed by Adviser               (39,093)           --       (45,365)
                                                                 -----------   -----------   -----------
     Total net expenses                                              351,940       462,403       206,811
                                                                 -----------   -----------   -----------
     Investment income (loss) - net                                  (48,768)    1,738,402       308,309
                                                                 -----------   -----------   -----------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                           1,476,282       502,084       844,288
    Foreign currency transactions                                         --    (1,105,112)           --
    Futures transactions                                                  --            --      (318,065)
  Net change in unrealized appreciation or depreciation on:
    Investments                                                    2,846,609    (1,380,765)   (1,069,495)
    Translation of assets and liabilities in foreign currency             --      (195,125)           --
                                                                 -----------   -----------   -----------
Net gains (losses) on investments                                  4,322,891    (2,178,918)     (543,272)
                                                                 -----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations  $ 4,274,123   $  (440,516)  $  (234,963)
                                                                 ===========   ===========   ===========


                                                                  MACRO-CAP     MICRO-CAP     REAL ESTATE
                                                                    VALUE         GROWTH      SECURITIES
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                 -----------   ------------   -----------
Investment Income
  Interest (net of foreign withholding taxes of $13,132 for
   Global Bond Portfolio)                                        $    45,761   $     57,013   $    19,234
  Dividends                                                          332,912         13,312       600,363
  Income from securities lending activities                            2,735         85,398         1,437
                                                                 -----------   ------------   -----------
     Total investment income                                         381,408        155,723       621,033
                                                                 -----------   ------------   -----------
Expenses (note 5):
  Investment advisory fee                                            140,265        423,736        72,531
  Rule 12b-1 fees                                                     70,132        111,509        30,222
  Custodian fees                                                      10,082          5,715        12,264
  Administrative services fee                                         37,200         51,600        51,600
  Auditing and accounting services                                    72,528         22,358        22,258
  Legal fees                                                             641          1,000           260
  Registration fees                                                      202             --            --
  Printing and shareholder reports                                     3,567          6,395         1,495
  Directors' fees                                                        531            927           215
  Insurance                                                            1,106            759           662
  S & P Licensing fee                                                     --             --            --
  Other                                                                  815          1,932           388
                                                                 -----------   ------------   -----------
     Total expenses                                                  337,069        625,931       191,895
  Less fees and expenses waived or absorbed by Adviser               (60,312)       (24,008)      (71,008)
                                                                 -----------   ------------   -----------
     Total net expenses                                              276,757        601,923       120,887
                                                                 -----------   ------------   -----------
     Investment income (loss) - net                                  104,651       (446,200)      500,146
                                                                 -----------   ------------   -----------

Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                          (1,279,162)   (12,126,732)      385,404
    Foreign currency transactions                                         --             --            --
    Futures transactions                                                  --             --            --
  Net change in unrealized appreciation or depreciation on:
    Investments                                                   (1,040,899)     6,637,385       333,586
    Translation of assets and liabilities in foreign currency             --             --            --
                                                                 -----------   ------------   -----------
Net gains (losses) on investments                                 (2,320,061)    (5,489,347)      718,990
                                                                 -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations  $(2,215,410)  $ (5,935,547)  $ 1,219,136
                                                                 ===========   ============   ===========

Statements of Changes in Net Assets
YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                          GROWTH                           BOND
                                                         PORTFOLIO                       PORTFOLIO
                                               -----------------------------   -----------------------------
                                                   2001            2000            2001            2000
                                               -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net              $    (364,706)  $  (1,331,020)  $  13,301,725   $  11,436,439
   Net realized gains (losses) on investments    (87,287,783)     47,017,395       4,237,119      (7,254,464)
   Net change in unrealized appreciation or
    depreciation of investments                  (19,261,271)   (170,295,571)     (1,203,562)     13,565,216
                                               -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets
     resulting from operations                  (106,913,760)   (124,609,196)     16,335,282      17,747,191
                                               -------------   -------------   -------------   -------------

Distributions to shareholders from:
   Investment income - net                                --         (20,866)    (24,738,440)    (10,726,543)
   Net realized gains                            (54,563,377)    (20,539,219)             --              --
                                               -------------   -------------   -------------   -------------

     Total distributions                         (54,563,377)    (20,560,085)    (24,738,440)    (10,726,543)
                                               -------------   -------------   -------------   -------------
Capital share transactions (note 8):
   Proceeds from sales                            54,812,012     109,655,881      69,997,695      31,493,026
   Shares issued as a result of reinvested
    distributions                                 54,563,377      20,560,085      24,738,440      10,726,543
   Payments for redemption of shares             (87,980,316)   (141,005,194)    (38,268,362)    (43,867,914)
                                               -------------   -------------   -------------   -------------

     Increase (decrease) in net assets from
      capital share transactions                  21,395,073     (10,789,228)     56,467,773      (1,648,345)
                                               -------------   -------------   -------------   -------------

     Total increase (decrease) in net assets    (140,082,064)   (155,958,509)     48,064,615       5,372,303
Net assets at beginning of year                  438,717,212     594,675,721     187,253,544     181,881,241
                                               -------------   -------------   -------------   -------------
Net assets at end of year*                     $ 298,635,148   $ 438,717,212   $ 235,318,159   $ 187,253,544
                                               =============   =============   =============   =============

* including (distributions in excess of)
  undistributed net investment income of       $          --   $          --   $          --   $  11,436,439

See accompanying notes to financial statements.

                                                           MONEY                           ASSET
                                                          MARKET                        ALLOCATION
                                                         PORTFOLIO                       PORTFOLIO
                                               -----------------------------   -----------------------------
                                                   2001            2000            2001            2000
                                               -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net                $5, 624,781   $   9,326,548   $  10,320,252   $  15,619,288
   Net realized gains (losses) on investments             --              --     (83,098,519)     48,487,849
   Net change in unrealized appreciation or
    depreciation of investments                           --              --     (20,500,647)   (137,356,655)
                                               -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets
     resulting from operations                     5,624,781       9,326,548     (93,278,914)    (73,249,518)
                                               -------------   -------------   -------------   -------------

Distributions to shareholders from:
   Investment income - net                        (5,624,781)     (9,326,548)    (10,364,000)    (16,373,615)
   Net realized gains                                     --              --     (67,682,594)    (33,866,432)
                                               -------------   -------------   -------------   -------------

     Total distributions                          (5,624,781)     (9,326,548)    (78,046,594)    (50,240,047)
                                               -------------   -------------   -------------   -------------

Capital share transactions (note 8):
   Proceeds from sales                           141,077,027     171,501,088      70,205,653     101,555,964
   Shares issued as a result of reinvested
    distributions                                  5,682,900       9,267,520      78,046,594      50,240,047
   Payments for redemption of shares            (190,800,049)   (153,250,569)   (133,738,287)   (139,463,455)
                                               -------------   -------------   -------------   -------------

     Increase (decrease) in net assets from
      capital share transactions                 (44,040,122)     27,518,039      14,513,960      12,332,556
                                               -------------   -------------   -------------   -------------

     Total increase (decrease) in net assets     (44,040,122)     27,518,039    (156,811,548)   (111,157,009)
Net assets at beginning of year                  184,097,716     156,579,677     638,971,680     750,128,689
                                               -------------   -------------   -------------   -------------
Net assets at end of year*                     $ 140,057,594   $ 184,097,716   $ 482,160,132   $ 638,971,680
                                               =============   =============   =============   =============

* including (distributions in excess of)
  undistributed net investment income of       $          --   $          --   $          --   $          --

                                                         MORTGAGE
                                                        SECURITIES
                                                         PORTFOLIO
                                               -----------------------------
                                                   2001            2000
                                               -------------   -------------
Operations:
   Investment income (loss) - net              $  12,865,451   $  10,274,172
   Net realized gains (losses) on investments      4,409,940      (3,183,954)
   Net change in unrealized appreciation or
    depreciation of investments                   (2,420,687)      8,703,106
                                               -------------   -------------

    Net increase (decrease) in net assets
     resulting from operations                    14,854,704      15,793,324
                                               -------------   -------------

Distributions to shareholders from:
   Investment income - net                       (22,990,172)     (9,141,650)
   Net realized gains                                     --              --
                                               -------------   -------------

     Total distributions                         (22,990,172)     (9,141,650)
                                               -------------   -------------

Capital share transactions (note 8):
   Proceeds from sales                            95,517,681      28,747,115
   Shares issued as a result of reinvested
    distributions                                 22,990,172       9,141,650
   Payments for redemption of shares             (31,372,302)    (32,214,536)
                                               -------------   -------------

     Increase (decrease) in net assets from
      capital share transactions                  87,135,551       5,674,229
                                               -------------   -------------

     Total increase (decrease) in net assets      79,000,083      12,325,903
Net assets at beginning of year                  151,141,170     138,815,267
                                               -------------   -------------
Net assets at end of year*                     $ 230,141,253   $ 151,141,170
                                               =============   =============

* including (distributions in excess of)
  undistributed net investment income of       $     149,451   $  10,274,172

                                                                                          CAPITAL
                                                         INDEX 500                     APPRECIATION
                                                         PORTFOLIO                       PORTFOLIO
                                               -----------------------------   -----------------------------
                                                   2001            2000            2001            2000
                                               -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net              $   5,021,650   $   4,680,231   $     340,333   $    (761,731)
   Net realized gains (losses) on investments     (8,316,253)      6,103,753     (50,312,335)     85,271,213
   Net change in unrealized appreciation or
    depreciation of investments                  (70,124,371)    (71,591,547)    (41,198,605)   (127,399,295)
                                               -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets
      resulting from operations                  (73,418,974)    (60,807,563)    (91,170,607)    (42,889,813)
                                               -------------   -------------   -------------   -------------

Distributions to shareholders from:
   Investment income - net                        (5,078,231)     (4,710,123)       (270,000)             --
   Net realized gains                             (6,116,192)     (9,444,500)    (93,368,126)    (39,535,288)
                                               -------------   -------------   -------------   -------------

     Total distributions                         (11,194,423)    (14,154,623)    (93,638,126)    (39,535,288)
                                               -------------   -------------   -------------   -------------

Capital share transactions (note 8):
   Proceeds from sales                           135,214,173     157,589,122      38,497,494      64,057,734
   Shares issued as a result of reinvested
    distributions                                 11,194,423      14,154,623      93,638,126      39,535,288
   Payments for redemption of shares            (125,390,272)   (170,366,560)    (71,554,857)    (97,633,963)
                                               -------------   -------------   -------------   -------------

     Increase (decrease) in net assets from
      capital share transactions                  21,018,324       1,377,185      60,580,763       5,959,059

     Total increase (decrease) in net assets     (63,595,073)    (73,585,001)   (124,227,970)    (76,466,042)
Net assets at beginning of year                  584,239,364     657,824,365     380,982,712     457,448,754
                                               -------------   -------------   -------------   -------------
Net assets at end of year*                     $ 520,644,291   $ 584,239,364   $ 256,754,742   $ 380,982,712
                                               =============   =============   =============   =============

* including (distributions in excess of)
  undistributed net investment income of       $          --   $      50,232   $          --   $          --

See accompanying notes to financial statements.

                                                       INTERNATIONAL                   SMALL COMPANY
                                                           STOCK                          GROWTH
                                                         PORTFOLIO                       PORTFOLIO
                                               -----------------------------   -----------------------------
                                                   2001            2000            2001            2000
                                               -------------   -------------   -------------   -------------
Operations:
   Investment income (loss) - net              $   4,778,467   $   6,704,316   $  (1,039,098)  $  (1,287,798)
   Net realized gains (losses) on investments      5,375,544      33,861,558     (34,900,836)     78,774,373
   Net change in unrealized appreciation or
    depreciation of investments                  (48,196,132)    (38,138,703)        232,181    (108,634,145)
                                               -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets
      resulting from operations                  (38,042,121)      2,427,171     (35,707,753)    (31,147,570)
                                               -------------   -------------   -------------   -------------

Distributions to shareholders from:
   Investment income - net                       (12,624,142)     (5,722,102)             --              --
   Net realized gains                            (30,986,267)    (29,802,795)    (77,689,231)    (17,648,661)
                                               -------------   -------------   -------------   -------------

     Total distributions                         (43,610,409)    (35,524,897)    (77,689,231)    (17,648,661)
                                               -------------   -------------   -------------   -------------

Capital share transactions (note 8):
   Proceeds from sales                            47,884,120      65,130,163      38,722,688      67,100,498
   Shares issued as a result of reinvested
    distributions                                 43,610,409      35,524,897      77,689,231      17,648,661
   Payments for redemption of shares             (74,226,528)    (88,476,606)    (50,287,336)    (64,856,473)
                                               -------------   -------------   -------------   -------------

     Increase (decrease) in net assets from
   capital share transactions                     17,268,001      12,178,454      66,124,583      19,892,686

     Total increase (decrease) in net assets     (64,384,529)    (20,919,272)    (47,272,401)    (28,903,545)
Net assets at beginning of year                  342,929,686     363,848,958     240,977,567     269,881,112
                                               -------------   -------------   -------------   -------------
Net assets at end of year*                     $ 278,545,157   $ 342,929,686   $ 193,705,166   $ 240,977,567
                                               =============   =============   =============   =============

* including (distributions in excess of)
  undistributed net investment income of       $          --   $   5,425,891   $          --   $          --

                                                  MATURING GOVERNMENT
                                                       BOND 2002
                                                       PORTFOLIO
                                               --------------------------
                                                  2001           2000
                                               -----------   ------------
Operations:
   Investment income (loss) - net              $   400,194   $    482,699
   Net realized gains (losses) on investments       50,510        (45,111)
   Net change in unrealized appreciation or
    depreciation of investments                     99,290        223,872
                                               -----------   ------------

    Net increase (decrease) in net assets
      resulting from operations                    549,994        661,460
                                               -----------   ------------

Distributions to shareholders from:
   Investment income - net                        (409,119)      (477,786)
   Net realized gains                                   --             --
                                               -----------   ------------

     Total distributions                          (409,119)      (477,786
                                               -----------   ------------

Capital share transactions (note 8):
   Proceeds from sales                           1,016,744        489,911
   Shares issued as a result of reinvested
    distributions                                  409,119        477,786
   Payments for redemption of shares            (2,452,305)    (2,730,710)
                                               -----------   ------------

     Increase (decrease) in net assets from
   capital share transactions                   (1,026,442)    (1,763,013)

     Total increase (decrease) in net assets      (885,567)    (1,579,339)
Net assets at beginning of year                  8,581,232     10,160,571
                                               -----------   ------------
Net assets at end of year*                     $ 7,695,665   $  8,581,232
                                               ===========   ============

* including (distributions in excess of)
  undistributed net investment income of       $        --   $      8,699

                                                  MATURING GOVERNMENT         MATURING GOVERNMENT
                                                       BOND 2006                   BOND 2010
                                                       PORTFOLIO                   PORTFOLIO
                                               -------------------------   -------------------------
                                                  2001          2000          2001          2000
                                               -----------   -----------   -----------   -----------
Operations:
   Investment income (loss) - net              $   424,635   $   359,693   $   330,251   $   307,005
   Net realized gains (losses) on investments       10,144       (22,610)       15,809       (49,008)
   Net change in unrealized appreciation or
    depreciation of investments                    147,222       540,271      (105,364)      722,031
                                               -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
     resulting from operations                     582,001       877,354       240,696       980,028
                                               -----------   -----------   -----------   -----------

Distributions to shareholders from:
   Investment income - net                        (426,050)     (362,207)     (632,006)     (312,933)
   Net realized gains                                   --            --            --       (23,561)
   Tax return of capital                                --        (2,307)           --            --
                                               -----------   -----------   -----------   -----------

     Total distributions                          (426,050)     (364,514)     (632,006)     (336,494)
                                               -----------   -----------   -----------   -----------

Capital share transactions (note 8):
   Proceeds from sales                           3,243,297       508,736     1,969,348       869,174
   Shares issued as a result of reinvested
    distributions                                  426,050       364,514       632,006       336,494
   Payments for redemption of shares            (1,559,790)   (1,218,009)   (1,892,327)   (1,254,462)
                                               -----------   -----------   -----------   -----------

     Increase (decrease) in net assets from
      capital share transactions                 2,109,557      (344,759)      709,027       (48,794)
                                               -----------   -----------   -----------   -----------

     Total increase (decrease) in net assets     2,265,508       168,081       317,717       594,740
Net assets at beginning of year                  6,428,605     6,260,524     5,537,072     4,942,332
                                               -----------   -----------   -----------   -----------
Net assets at end of year*                     $ 8,694,113   $ 6,428,605   $ 5,854,789   $ 5,537,072
                                               ===========   ===========   ===========   ===========

* including (distributions in excess of)
  undistributed net investment income          $        --   $        --   $     5,250   $   307,005

See accompanying notes to financial statements.

                                                           VALUE                      SMALL COMPANY
                                                           STOCK                          VALUE
                                                         PORTFOLIO                      PORTFOLIO
                                               -----------------------------   ---------------------------
                                                   2001            2000           2001            2000
                                               -------------   -------------   ------------   ------------
Operations:
   Investment income (loss) - net              $   1,663,360   $   1,420,698   $    (48,768)  $     47,811
   Net realized gains (losses) on investments    (11,055,053)     (4,534,001)     1,476,282      1,514,160
   Net change in unrealized appreciation or
    depreciation of investments                   (7,664,798)       (400,571)     2,846,609      3,049,041
                                               -------------   -------------   ------------   ------------

    Net increase (decrease) in net assets
     resulting from operations                   (17,056,491)     (3,513,874)     4,274,123      4,611,012
                                               -------------   -------------   ------------   ------------

Distributions to shareholders from:
   Investment income - net                        (1,680,699)     (1,499,301)            --        (66,268)
   Net realized gains                                     --              --     (1,677,879)            --
   Tax return of capital                                  --              --       (329,723)            --
                                               -------------   -------------   ------------   ------------

     Total distributions                          (1,680,699)     (1,499,301)    (2,007,602)       (66,268)
                                               -------------   -------------   ------------   ------------

Capital share transactions (note 8):
   Proceeds from sales                            30,754,074      33,615,038     26,422,993     10,538,025
   Shares issued as a result of reinvested
    distributions                                  1,680,699       1,499,301      2,007,602         66,268
   Payments for redemption of shares             (38,230,381)    (55,347,288)   (11,923,855)    (5,102,646)
                                               -------------   -------------   ------------   ------------

     Increase (decrease) in net assets from
      capital share transactions                  (5,795,608)    (20,232,949)    16,506,740      5,501,647
                                               -------------   -------------   ------------   ------------

     Total increase (decrease) in net assets     (24,532,798)    (25,246,124)    18,773,261     10,046,391
Net assets at beginning of year                  166,133,653     191,379,777     22,563,931     12,517,540
                                               -------------   -------------   ------------   ------------
Net assets at end of year*                     $ 141,600,855   $ 166,133,653   $ 41,337,192   $ 22,563,931
                                               =============   =============   ============   ============

* including (distributions in excess of)
  undistributed net investment income          $          --   $      15,698   $         --   $         --

                                                       GLOBAL BOND
                                                        PORTFOLIO
                                               ---------------------------
                                                   2001           2000
                                               ------------   ------------
Operations:
   Investment income (loss) - net              $  1,738,402   $  1,620,425
   Net realized gains (losses) on investments      (603,028)    (2,883,105)
   Net change in unrealized appreciation or
    depreciation of investments                  (1,575,890)     1,840,019
                                               ------------   ------------

    Net increase (decrease) in net assets
     resulting from operations                     (440,516)       577,339
                                               ------------   ------------

Distributions to shareholders from:
   Investment income - net                         (432,056)        (6,987)
   Net realized gains                                    --             --
   Tax return of capital                                 --             --
                                               ------------   ------------

     Total distributions                           (432,056)        (6,987)
                                               ------------   ------------

Capital share transactions (note 8):
   Proceeds from sales                            8,012,751      8,360,220
   Shares issued as a result of reinvested
    distributions                                   432,056          6,987
   Payments for redemption of shares             (4,791,957)    (3,853,006)
                                               ------------   ------------

     Increase (decrease) in net assets from
      capital share transactions                  3,652,850      4,514,201
                                               ------------   ------------

     Total increase (decrease) in net assets      2,780,278      5,084,553
Net assets at beginning of year                  37,177,465     32,092,912
                                               ------------   ------------
Net assets at end of year*                     $ 39,957,743   $ 37,177,465
                                               ============   ============

* including (distributions in excess of)
  undistributed net investment income          $   (635,104)  $   (602,808)

                                                    INDEX 400 MID-CAP              MACRO-CAP VALUE
                                                        PORTFOLIO                     PORTFOLIO
                                               ---------------------------   ---------------------------
                                                   2001           2000           2001           2000
                                               ------------   ------------   ------------   ------------
Operations:
   Investment income (loss) - net              $    308,309   $    356,589   $    104,651   $    103,108
   Net realized gains (losses) on investments       526,223      3,792,576     (1,279,162)      (124,924)
   Net change in unrealized appreciation or
    depreciation of investments                  (1,069,495)        37,571     (1,040,899)    (1,929,260)
                                               ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
     resulting from operations                     (234,963)     4,186,736     (2,215,410)    (1,951,076)
                                               ------------   ------------   ------------   ------------

Distributions to shareholders from:
   Investment income - net                         (344,749)      (330,429)       (73,922)      (103,141)
   Net realized gains                            (1,274,449)    (3,790,589)            --       (352,177)
   Tax return of capital                           (622,161)            --             --        (11,892)
                                               ------------   ------------   ------------   ------------

     Total distributions                         (2,241,359)    (4,121,018)       (73,922)      (467,210)
                                               ------------   ------------   ------------   ------------

Capital share transactions (note 8):

   Proceeds from sales                           16,022,345     18,699,884     11,187,951     13,790,064
   Shares issued as a result of reinvested
    distributions                                 2,241,359      4,121,018         73,922        467,210
   Payments for redemption of shares            (10,486,711)   (11,475,872)    (9,958,841)    (6,544,279)
                                               ------------   ------------   ------------   ------------

   Increase (decrease) in net assets from
    capital share transactions                    7,776,993     11,345,030      1,303,032      7,712,995
                                               ------------   ------------   ------------   ------------

     Total increase (decrease) in net assets      5,300,671     11,410,748       (986,300)     5,294,709
Net assets at beginning of year                  35,768,019     24,357,271     27,864,985     22,570,276
                                               ------------   ------------   ------------   ------------
Net assets at end of year*                     $ 41,068,690   $ 35,768,019   $ 26,878,685   $ 27,864,985
                                               ============   ============   ============   ============

* including (distributions in excess of)
  undistributed net investment income of       $         --   $     38,589   $         --   $         --

See accompanying notes to financial statements.

                                                                                     REAL ESTATE
                                                    MICRO-CAP GROWTH                 SECURITIES
                                                        PORTFOLIO                     PORTFOLIO
                                               ---------------------------   --------------------------
                                                   2001           2000           2001          2000
                                               ------------   ------------   ------------   -----------
Operations:
   Investment income (loss) - net              $   (446,200)  $   (261,711)  $    500,146   $   389,648
   Net realized gains (losses) on investments   (12,126,732)     2,964,661        385,404      (159,807)
   Net change in unrealized appreciation or
    depreciation of investments                   6,637,385    (19,032,784)       333,586     1,482,841
                                               ------------   ------------   ------------   -----------

    Net increase (decrease) in net assets
     resulting from operations                   (5,935,547)   (16,329,834)     1,219,136     1,712,682
                                               ------------   ------------   ------------   -----------

Distributions to shareholders from:
   Investment income - net                               --             --       (496,045)     (389,648)
   Net realized gains                              (145,400)    (7,490,446)            --            --
   Tax return of capital                                 --             --             --      (154,352)
                                               ------------   ------------   ------------   -----------

     Total distributions                           (145,400)    (7,490,446)      (496,045)     (544,000)
                                               ------------   ------------   ------------   -----------

Capital share transactions (note 8):

   Proceeds from sales                           13,109,564     47,562,965      7,724,138     3,945,796
   Shares issued as a result of reinvested
    distributions                                   145,400      7,490,446        496,045       544,000
   Payments for redemption of shares            (14,321,414)   (21,610,464)    (3,252,393)   (1,537,252)
                                               ------------   ------------   ------------   -----------

   Increase (decrease) in net assets from
    capital share transactions                   (1,066,450)    33,442,947      4,967,791     2,952,544
                                               ------------   ------------   ------------   -----------

     Total increase (decrease) in net assets     (7,147,397)     9,622,667      5,690,882     4,121,226
Net assets at beginning of year                  52,176,337     42,553,670      9,947,173     5,825,947
                                               ------------   ------------   ------------   -----------
Net assets at end of year*                     $ 45,028,940   $ 52,176,337   $ 15,638,055   $ 9,947,173
                                               ============   ============   ============   ===========

* including (distributions in excess of)
  undistributed net investment income of       $         --   $         --   $      4,101   $        --

Notes to Financial Statements
DECEMBER 31, 2001

(1) ORGANIZATION

      Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are as follows:

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

      INVESTMENTS IN SECURITIES

      Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

      FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

      FUTURES TRANSACTIONS

      To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

      FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2001 which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2010.

It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Growth                                                               $84,877,338
Bond                                                                   8,497,262
Asset Allocation                                                      80,976,012
Mortgage Securities                                                    1,823,263
Index 500                                                              7,567,613
Capital Appreciation                                                  56,171,261
Small Company Growth                                                  34,513,301
Maturing Government Bond 2002                                             18,647
Maturing Government Bond 2006                                             45,877
Maturing Government Bond 2010                                             44,505
Value Stock                                                           16,576,209
Global Bond                                                            1,028,102
Macro-Cap Value                                                        1,373,231
Micro-Cap Growth                                                      12,345,979
Real Estate Securities                                                   410,249

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                   UNDISTRIBUTED NET      ACCUMULATED       ADDITIONAL PAID IN
                                   INVESTMENT INCOME   REALIZED GAIN/LOSS        CAPITAL
                                   -----------------   ------------------   ------------------
Growth                                $   364,706          $        --          $  (364,706)
Bond                                          276                   --                 (276)
Asset Allocation                           43,748                   --              (43,748)
Index 500                                   6,349                   --               (6,349)
Capital Appreciation                      (70,333)                  --               70,333
International Stock                     2,419,784           (6,671,990)           4,252,206
Small Company Growth                    1,039,098                   --           (1,039,098)
Maturing Government Bond 2002                 226                   --                 (226)
Maturing Government Bond 2006               1,415                   --               (1,415)
Value Stock                                 1,641                   --               (1,641)
Small Company Value                        48,768              (48,768)                  --
Global Bond                            (1,338,642)           1,123,293              215,349
Index 400 Mid-Cap                          (2,149)               2,149                   --
Macro-Cap Value                           (30,729)                  --               30,729
Micro-Cap Growth                          446,200                   --             (446,200)

      Included in the reclassification adjustments above are $70,333, $4,252,206, $216,765 and $30,729 in consent dividends for Capital Appreciation Portfolio, International Stock Portfolio, Global Bond Portfolio and Macro-Cap Value Portfolio, respectively. The shareholders of the Portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income for Money Market Portfolio are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2001, the Mortgage Securities and Global Bond Portfolios had entered into outstanding, when-issued or forward commitments of $ 1,572,161 and $1,015,273, respectively. Each Portfolio has segregated assets with the custodian to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS

      For the year ended December 31, 2001, the cost of purchases and proceeds from sales of investment securities aggregated $2,053,317,497 and $2,105,146,113, respectively, for Money Market Portfolio. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2001 were as follows:

INVESTMENT SECURITY TRANSACTIONS

                                                   PURCHASES           SALES
                                                 ------------       ------------
Growth                                           $393,627,566       $422,899,214
Bond                                              457,701,818        420,709,299
Asset Allocation                                  886,595,792        928,416,824
Mortgage Securities                               220,267,695        149,842,262
Index 500                                          49,153,456         32,721,566
Capital Appreciation                              258,174,713        282,356,611
International Stock                               113,893,567        132,289,651
Small Company Growth                              176,124,379        180,103,806
Maturing Government Bond 2002                       1,870,791          3,418,312
Maturing Government Bond 2006                       2,150,979            500,306
Maturing Government Bond 2010                       1,131,801          1,030,881
Value Stock                                       191,999,467        189,010,052
Small Company Value                                22,389,950          6,613,211
Global Bond                                        90,862,295         88,952,417
Index 400 Mid Cap                                  15,918,838         10,238,445
Macro-Cap Value                                    14,818,638         14,068,883
Micro-Cap Growth                                   33,591,951         31,323,899
Real Estate Securities                             23,620,447         18,793,034

(4) FORWARD FOREIGN CURRENCY CONTRACTS

      On December 31, 2001, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE               CURRENCY TO BE               CURRENCY TO BE              UNREALIZED             UNREALIZED
  DATE                   DELIVERED                     RECEIVED                APPRECIATION           DEPRECIATION
--------               --------------               --------------             ------------           ------------
01/16/02              1,976,760   US$               3,800,000   AUD               $     --              $ 33,952
01/16/02              3,800,000   AUD               1,940,166   US$                     --                 2,642
01/17/02              2,428,020   US$               4,700,000   AUD                     --                25,259
01/22/02              1,130,502   EUR               1,600,000   CAD                     --                 3,185
01/22/02              2,002,002   US$               3,200,000   CAD                  2,606                    --
01/22/02              2,000,000   CAD               1,409,553   EUR                    801                    --
01/22/02              3,200,000   CAD               2,032,262   US$                 27,654                    --
01/25/02             21,600,000   NOK               2,712,035   EUR                 10,377                    --
01/25/02              1,146,160   US$                 800,000   GBP                 16,193                    --
01/25/02              2,727,816   EUR              21,900,000   NOK                  8,942                    --
02/22/02             20,300,000   SEK               2,156,707   EUR                     --                14,603
02/22/02              1,447,856   EUR              13,700,000   SEK                 16,656                    --
02/22/02                697,527   EUR               6,600,000   SEK                  8,006                    --
02/22/02              1,800,000   SEK                 168,454   US$                     --                 2,724
02/25/02                428,864   US$               4,300,000   ZAR                     --                74,270
02/25/02              4,300,000   ZAR                 420,456   US$                 65,862                    --
03/07/02            109,000,000   JPY                 977,771   EUR                 33,596                    --
03/07/02              8,949,968   US$           1,123,400,000   JPY                     --               348,285
03/08/02              6,223,000   US$               7,000,000   EUR                     --                 7,738
03/11/02                950,000   MXP                 114,063   EUR                     --                 1,250
03/11/02              3,700,000   MXP                 392,740   US$                     --                 6,529
03/11/02              2,400,000   MXP                 255,021   US$                     --                 3,965
03/28/02              1,300,000   ZAR                 114,276   EUR                     --                 5,129
01/11/02        456,000,000,000   TRL                 293,531   US$                     --                19,871
01/15/02        168,600,000,000   TRL                  88,180   US$                     --                27,696
02/22/02        311,400,000,000   TRL                 159,472   US$                     --                54,549
01/11/02                291,374   US$         456,000,000,000   TRL                 22,028                    --
01/15/02                 94,932   US$         168,600,000,000   TRL                 20,944                    --
02/22/02                173,192   US$         311,400,000,000   TRL                 40,828                    --
                                                                                  --------              --------
                                                                                  $274,493              $631,647
                                                                                  ========              ========

AUD                                                           Australian Dollar
CAD                                                             Canadian Dollar
EUR                                                                        Euro
GBP                                                      British Sterling Pound
JPY                                                                Japanese Yen
MXP                                                                Mexican Peso
NOK                                                             Norwegian Krone
SEK                                                               Swedish Krona
US$                                                        United States Dollar
ZAR                                                          South African Rand
TRL                                                                Turkish Lira

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

      Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                              ANNUAL FEE
---------                               ----------------------------------------
Growth                                  .45%    of assets to $1 billion; and
                                        .40%    of assets exceeding $1 billion
Bond                                    .30%    of assets to $500 million; and
                                        .25%    of assets exceeding $500 million
                                        to $1 billion and
                                        .20%    of assets exceeding $1 billion
Money Market                            .25%    of assets to $1 billion; and
                                        .20%    of assets exceeding $1 billion
Asset Allocation                        .35%    of assets to $1 billion; and
                                        .30%    of assets exceeding $1 billion
Mortgage Securities                     .30%    of assets to $1 billion; and
                                        .25%    of assets exceeding $1 billion
Index 500                               .15%    of assets to $250 million; and
                                        .10%    of assets exceeding $250
                                        million to $1 billion; and
                                        .075%   of assets exceeding $1 billion
Capital Appreciation                    .50%    of assets to $1 billion; and
                                        .45%    of assets to $1 billion
International Stock                     .60%    of assets to $ 250 million;
                                        .55%    of assets exceeding $250 million
                                        to $500 million;
                                        .50%    of assets exceeding $500 million
                                        to $1 billion; and
                                        .45%    of assets exceeding $1 billion
Small Company Growth                    .65%    of assets to $1 billion; and
                                        .60%    of assets exceeding $1 billion
Maturing Government Bond 2002           .25%
Maturing Government Bond 2006           .25%
Maturing Government Bond 2010           .25%
Value Stock                             .50%    of assets to $500 million; and
                                        .45%    of assets exceeding $500 million
                                        to $1 billion; and
                                        .40%    of assets exceeding $1 billion
Small Company Value                     .70%    of assets to $1 billion; and
                                        .65%    of assets exceeding $1 billion
Global Bond                             .60%    of assets to $1 billion; and
                                        .55%    of assets exceeding $1 billion

PORTFOLIO                                              ANNUAL FEE
---------                               ----------------------------------------
Index 400 Mid Cap                       .15%    of assets to $ 250 million;
                                        .10%    of assets exceeding $250 million
                                        to $1 billion; and
                                        .075%   of assets exceeding $1 billion
Macro-Cap Value                         .50%
Micro-Cap Growth                        .95%
Real Estate Securities                  .60%    of assets to $1 billion; and
                                        .55%    of assets exceeding $1 billion

      Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                  SUB-ADVISOR                         ANNUAL FEE
---------                  -----------          -----------------------------------------------
Capital Appreciation   Credit Suisse
                       Warburg Pincus Asset
                       Management, LLC          .50%    of total assets to $500 million;
                                                .45%    of total assets between $500
                                                million and $1 billion;
                                                .35%    of total assets between $1 billion
                                                and $2 billion;
                                                .30%    of total assets exceeding $2 billion
International Stock    Templeton Investment
                       Counsel, Inc.            .70%    of total assets to $10 million;
                                                .65%    of total assets exceeding $10
                                                million to $25 million;
                                                .55%    of total assets exceeding $25
                                                million to $50;
                                                .50%    of total assets exceeding $50
                                                million to $100 million; and
                                                .40%    of assets exceeding $100 million
Small Company Growth   Credit Suisse
                       Warburg Pincus Asset
                       Management, LLC          .65%    of total assets to $500 million;
                                                .60%    of total assets between $500
                                                million and $1 billion;
                                                .50%    of total assets between $1 billion
                                                and $2 billion; and
                                                .45%    of total assets exceeding $2 billion
Small Company Value    State Street Research
                       & Management             .65%    on the first $500 million of total
                                                assets;
                                                .60%    on the next $500 million of total
                                                assets;
                                                .50%    of total assets in excess of $1 billion

Global Bond            Julius Baer Investment
                       Management, Inc.         .30%    of average daily net assets

PORTFOLIO                  SUB-ADVISOR                         ANNUAL FEE
---------                  -----------          -----------------------------------------------
Capital Appreciation   Credit Suisse
Macro-Cap Value        J.P. Morgan Investment
                       Management, Inc.         .45%    of average daily net assets
Micro-Cap Growth       Wall Street Associates   .85%    of average daily net assets

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital.

      VOLUNTARY FEE ABSORPTION

      Advantus Capital voluntarily absorbed all fees and expenses that exceeded ..55% of average daily net assets for the Index 400 Mid-Cap Portfolio, 1.10% of average daily net assets for the Small Company Value Portfolio, 1.00% of average daily net assets for the Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.00% of average daily net assets for the Macro-Cap Value Portfolio, and 1.35% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specific period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

During the year ended December 31, 2001, Advantus Capital Management voluntarily agreed to absorb $60,379, $59,498, $61,422, $39,093, $45,365, $60,312, $24,008
and $71,008 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios, respectively.

      ADMINISTRATIVE SERVICE FEE

      Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value Portfolios, the administrative services fee is $3,100 per month for each Portfolio.

      ACCOUNTING SERVICES

      The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .06% of the first $150 million in net assets, .05% of net assets from $150 million to $850 million and ..04% of net assets in excess of $1 billion.

      DISTRIBUTION FEES

      The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolios share price. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6) STOCK INDEX FUTURES CONTRACTS

      Investments in securities as of December 31, 2001, included securities valued at $16,032,000 in the Index 500 Portfolio and $412,254 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on seventeen open March S&P 500 and eleven open March S&P 500 EMINI Futures purchase contracts in the Index 500 Portfolio and eleven open March Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of December 31, 2001, was $5,516,160 in the Index 500 Portfolio and $2,800,050 in the Index 400 Mid-Cap Portfolio with a net unrealized gain of $25,247 in the Index 500 Portfolio and a net unrealized gain of $44,466 in the Index 400 Mid-Cap Portfolio.

(7) SECURITIES LENDING

To enhance returns, certain Portfolio's of the Fund loan securities to brokers in exchange for collateral. The Portfolio's receive a fee from the brokers measured as a percent of the loaned securities. At December 31, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of securities on loan and collateral held for each of the Portfolios loaning securities at December 31, 2001, were:

                                                MARKET VALUE       MARKET VALUE
                                                OF SECURITIES      OF COLLATERAL
                                                   LOANED              HELD
                                                -------------      -------------
Growth                                           $31,080,505        $32,712,264
Bond                                              41,815,307         42,855,865
Asset Allocation                                  64,339,830         66,309,108
Mortgage Securities                               10,678,552         11,055,389
Index 500                                         70,826,540         74,134,631
Capital Appreciation                              38,771,045         40,451,686
International Stock                               36,813,443         41,465,348
Small Company Growth                              58,584,207         61,719,404
Value Stock                                       15,441,235         16,196,138
Small Company Value                                6,925,065          7,297,333
Index 400 Mid-Cap                                 10,616,996         11,144,079
Macro-Cap Value                                    1,817,101          1,903,086
Micro-Cap Growth                                  14,886,475         15,963,037
Real Estate Securities                             1,145,669          1,188,472

(8) CAPITAL SHARE TRANSACTIONS

Transactions in shares of Portfolios for the years ended December 31, 2001 and December 31, 2000 were as follows:

                                                GROWTH                         BOND
                                      --------------------------    --------------------------
                                         2001           2000           2001           2000
                                      -----------    -----------    -----------    -----------
Sold                                   30,696,483     32,925,216     56,598,327     27,039,009
Issued for reinvested distributions    35,260,552      5,676,127     20,922,065      9,520,538
Redeemed                              (49,455,376)   (43,257,447)   (30,978,844)   (37,637,856)
                                      -----------    -----------    -----------    -----------
                                       16,501,659     (4,656,104)    46,541,548     (1,078,309)
                                      ===========    ===========    ===========    ===========

                                               MONEY MARKET                ASSET ALLOCATION
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                   141,076,862     171,501,088     43,181,355     43,807,509
Issued for reinvested distributions      5,682,900       9,267,520     54,326,458     21,707,809
Redeemed                              (190,799,884)   (153,250,569)   (85,517,405)   (60,222,150)
                                      ------------    ------------    -----------    -----------
                                       (44,040,122)     27,518,039     11,990,408      5,293,168
                                      ============    ============    ===========    ===========

                                          MORTGAGE SECURITIES                  INDEX 500
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                    77,693,868      24,889,390     36,921,915     35,795,754
Issued for reinvested distributions     19,534,032       8,281,538      3,201,911      3,149,680
Redeemed                               (25,544,820)    (27,891,157)   (34,685,594)   (38,670,581)
                                      ------------    ------------    -----------    -----------
                                        71,683,079       5,279,771      5,438,232        274,853
                                      ============    ============    ===========    ===========

                                          CAPITAL APPRECIATION           INTERNATIONAL STOCK
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                    20,571,738      18,368,486     33,380,351     36,472,231
Issued for reinvested distributions     53,663,688      10,472,198     32,112,130     20,289,924
Redeemed                               (38,034,517)    (27,898,987)   (51,796,614)   (49,790,737)
                                      ------------    ------------    -----------    -----------
                                        36,200,909         941,697     13,695,867      6,971,418
                                      ============    ============    ===========    ===========

                                                                          MATURING GOVERNMENT
                                          SMALL COMPANY GROWTH                 BOND 2002
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                    37,329,384      28,180,938        903,511        454,260
Issued for reinvested distributions     93,003,571       6,303,095        372,812        443,786
Redeemed                               (48,068,203)    (27,403,292)    (2,226,306)    (2,567,928)
                                      ------------    ------------    -----------    -----------
                                        82,264,752       7,080,741       (949,983)    (1,669,882)
                                      ============    ============    ===========    ===========

                                           MATURING GOVERNMENT           MATURING GOVERNMENT
                                                BOND 2006                     BOND 2010
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                     2,616,176         434,322      1,435,044        693,211
Issued for reinvested distributions        351,814         308,370        490,461        290,108
Redeemed                                (1,259,321)     (1,072,797)    (1,421,532)    (1,029,803)
                                      ------------    ------------    -----------    -----------
                                         1,708,669        (330,105)       503,973        (46,484)
                                      ============    ============    ===========    ===========

                                              VALUE STOCK                SMALL COMPANY VALUE
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                    19,744,562      20,324,245     21,112,837     10,921,099
Issued for reinvested distributions      1,127,330         890,070      1,584,207         58,755
Redeemed                               (24,559,462)    (33,509,147)    (9,642,067)    (5,295,411)
                                      ------------    ------------    -----------    -----------
                                        (3,687,570)    (12,294,832)    13,054,977      5,684,443
                                      ============    ============    ===========    ===========

                                               GLOBAL BOND                INDEX 400 MID-CAP
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                     8,533,523       9,177,930     14,161,041     14,611,829
Issued for reinvested distributions        470,634           7,578      2,021,105      3,318,457
Redeemed                                (5,089,064)     (4,219,501)    (9,338,185)    (9,083,995)
                                      ------------    ------------    -----------    -----------
                                         3,915,093       4,966,007      6,843,961      8,846,291
                                      ============    ============    ===========    ===========

                                             MACRO-CAP VALUE               MICRO-CAP GROWTH
                                      ----------------------------    --------------------------
                                          2001            2000           2001           2000
                                      ------------    ------------    -----------    -----------
Sold                                    11,344,341      12,123,876      8,789,224     19,041,538
Issued for reinvested distributions         74,740         414,004        107,840      3,213,985
Redeemed                               (10,153,610)     (5,733,190)    (9,574,375)    (9,409,438)
                                      ------------    ------------    -----------    -----------
                                         1,265,471       6,804,690       (677,311)    12,846,085
                                      ============    ============    ===========    ===========

                                         REAL ESTATE SECURITIES
                                      ----------------------------
                                          2001            2000
                                      ------------    ------------
Sold                                     8,342,175       4,500,434
Issued for reinvested distributions        517,118         594,983
Redeemed                                (3,552,654)     (1,772,111)
                                      ------------    ------------
                                         5,306,639       3,323,306
                                      ============    ============

(9) ILLIQUID SECURITIES

      Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2001, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock were $5,243,628, $5,571,353, $9,959,316 and $3,612,766, respectively, which represent 2.23%, 1.16%, 4.33% and 1.30% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10) COMMISSION RECAPTURE

The Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on portfolio trades is refunded. The commission recapture is reported as commission reimbursement income on the statement of operations. For the year ended December 31, 2001, the Capital Appreciation Portfolio and International Stock Portfolio had participated in such agreements and recaptured $58,286 and $8,809 in brokerage commissions, respectively.

(11) PORTFOLIO LIQUIDATION

The Maturing Government Bond 2002 Portfolio will mature on the third Friday in September of 2002 (September 20, 2002), at which time the Portfolio's assets will be liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

(12) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001         2000(c)      1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   2.52     $   3.33     $   2.74     $   2.40     $   2.34
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income (loss)                         --         (.01)          --          .01          .02
   Net gains (losses) on securities
     (both realized and unrealized)                   (.63)        (.68)         .67          .74          .62
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.63)        (.69)         .67          .75          .64
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income                 --           --         (.01)        (.02)        (.02)
   Distributions from net realized gains              (.32)        (.12)        (.07)        (.39)        (.56)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.32)        (.12)        (.08)        (.41)        (.58)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.57     $   2.52     $   3.33     $   2.74     $   2.40
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (24.80)%     (21.83)%      25.67%       34.70%       33.41%
Net assets, end of year (in thousands)            $298,635     $438,717     $594,676     $468,382     $330,816
Ratio of expenses to average daily net assets          .75%         .68%         .53%         .53%         .55%
Ratio of net investment income to average daily
  net assets                                          (.11)%       (.23)%        .12%         .40%        1.16%
Portfolio turnover rate (excluding short-term
  securities)                                        119.9%       119.2%        65.3%        66.4%       120.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

BOND PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   1.22     $   1.18     $   1.31     $   1.33     $   1.28
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                               .06          .08          .07          .06          .08
   Net gains (losses) on securities
     (both realized and unrealized)                    .04          .03         (.10)         .01          .04
                                                  --------     --------     --------     --------     --------
      Total from investment operations                 .10          .11         (.03)         .07          .12
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income               (.14)        (.07)        (.07)        (.07)        (.07)
   Distributions from net realized gains                --           --         (.03)        (.02)          --
                                                  --------     --------     --------     --------     --------
     Total distributions                              (.14)        (.07)        (.10)        (.09)        (.07)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.18     $   1.22     $   1.18     $   1.31     $   1.33
                                                  ========     ========     ========     ========     ========
Total return (a)                                      7.90%       10.44%       (2.73)%       6.08%        9.42%
Net assets, end of year (in thousands)            $235,318     $187,254     $181,881     $178,793     $139,824
Ratio of expenses to average daily net assets          .60%         .61%         .56%         .55%         .57%
Ratio of net investment income to average daily
   net assets                                         5.96%        6.43%        5.92%        5.84%        6.39%
Portfolio turnover rate (excluding short-term
   securities)                                       197.8%       206.8%       140.8%       252.1%       200.0%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MONEY MARKET PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     -------
Net asset value, beginning of year                $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                  --------     --------     --------     --------     -------
Income from investment operations:
   Net investment income                               .04          .06          .05          .05         .05
                                                  --------     --------     --------     --------     -------
      Total from investment operations                 .04          .06          .05          .05         .05
                                                  --------     --------     --------     --------     -------
Less distributions:
   Dividends from net investment income               (.04)        (.06)        (.05)        (.05)       (.05)
                                                  --------     --------     --------     --------     -------
      Total distributions                             (.04)        (.06)        (.05)        (.05)       (.05)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year                      $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                  ========     ========     ========     ========     =======
Total return (a)                                      3.75%        5.96%        4.71%        4.97%       5.11%
Net assets, end of year (in thousands)            $140,058     $184,098     $156,580     $126,177     $53,583
Ratio of expenses to average daily net assets          .57%         .58%         .56%         .58%        .59%
Ratio of net investment income to average daily
  net assets                                          3.73%        5.83%        4.61%        4.84%       5.13%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ASSET ALLOCATION PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   2.00     $   2.39     $   2.28     $   2.03     $   1.87
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                               .03          .05          .05          .05          .05
   Net gains (losses) on securities
     (both realized and unrealized)                   (.33)        (.28)         .27          .40          .27
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.30)        (.23)         .32          .45          .32
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income               (.03)        (.05)        (.10)        (.06)        (.05)
   Distributions from net realized gains              (.22)        (.11)        (.11)        (.14)        (.11)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.25)        (.16)        (.21)        (.20)        (.16)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.45     $   2.00     $   2.39     $   2.28     $   2.03
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (14.36)%     (10.40)%      15.17%       23.65%       18.99%
Net assets, end of year (in thousands)            $482,160     $638,972     $750,129     $637,997     $507,220
Ratio of expenses to average daily net assets          .64%         .61%         .53%         .53%         .55%
Ratio of net investment income to average daily
  net assets                                          1.93%        2.12%        2.28%        2.51%        3.10%
Portfolio turnover rate (excluding short-term
  securities)                                        169.4%       139.3%        97.0%       129.6%       140.2%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MORTGAGE SECURITIES PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     -------
Net asset value, beginning of year                $   1.22     $   1.17     $   1.22     $   1.21     $  1.19
                                                  --------     --------     --------     --------     -------
Income from investment operations:
   Net investment income                               .07          .09          .07          .08         .07
   Net gains (losses) on securities
     (both realized and unrealized)                    .04          .04         (.05)          --         .03
                                                  --------     --------     --------     --------     -------
      Total from investment operations                 .11          .13          .02          .08         .10
                                                  --------     --------     --------     --------     -------
Less distributions:
   Dividends from net investment income               (.15)        (.08)        (.07)        (.07)       (.08)
                                                  --------     --------     --------     --------     -------
      Total distributions                             (.15)        (.08)        (.07)        (.07)       (.08)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year                      $   1.18     $   1.22     $   1.17     $   1.22     $  1.21
                                                  ========     ========     ========     ========     =======
Total return (a)                                      9.04%       11.80%        1.99%        6.57%       9.14%
Net assets, end of year (in thousands)            $230,141     $151,141     $138,815     $124,358     $99,233
Ratio of expenses to average daily net assets          .61%         .62%         .57%         .57%        .59%
Ratio of net investment income to average daily
  net assets                                          6.85%        7.30%        6.88%        6.76%       7.08%
Portfolio turnover rate (excluding short-term
  securities)                                         81.9%        48.9%        79.4%       116.7%      106.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 500 PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   4.05     $   4.56     $   3.91     $   3.10     $   2.41
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                               .03          .03          .04          .04          .03
   Net gains (losses) on securities
     (both realized and unrealized)                   (.54)        (.44)         .74          .82          .73
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.51)        (.41)         .78          .86          .76
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income               (.03)        (.03)        (.07)        (.03)        (.03)
   Distributions from net realized gains              (.04)        (.07)        (.06)        (.02)        (.04)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.07)        (.10)        (.13)        (.05)        (.07)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   3.47     $   4.05     $   4.56     $   3.91     $   3.10
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (12.25)%      (9.39)%      20.28%       27.99%       32.36%
Net assets, end of year (in thousands)            $520,644     $584,239     $657,824     $536,859     $380,751
Ratio of expenses to average daily net assets          .42%         .44%         .45%         .44%         .45%
Ratio of net investment income to average daily
  net assets                                           .93%         .73%         .85%        1.08%        1.33%
Portfolio turnover rate (excluding short-term
  securities)                                          6.1%        12.8%        25.6%        30.2%         8.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.>

CAPITAL APPRECIATION PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   3.06     $   3.70     $   3.54     $   2.85     $   2.47
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment loss                                  --         (.01)        (.01)          --           --
   Net gains (losses) on securities
     (both realized and unrealized)                   (.69)        (.30)         .64          .86          .62
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.69)        (.31)         .63          .86          .62
                                                  --------     --------     --------     --------     --------
Less distributions:
   Distributions from net realized gains              (.77)        (.33)        (.47)        (.17)        (.24)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.77)        (.33)        (.47)        (.17)        (.24)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.60     $   3.06     $   3.70     $   3.54     $   2.85
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (24.63)%     (10.16)%      21.51%       30.83%       28.26%
Net assets, end of year (in thousands)            $256,755     $380,983     $457,449     $392,800     $294,665
Ratio of expenses to average daily
  net assets                                           .80%         .81%         .79%         .78%         .80%
Ratio of net investment income to average daily
  net assets                                           .11%        (.17)%       (.24)%       (.21)%       (.12)%
Portfolio turnover rate (excluding
  short-term securities)                              90.3%       193.1%       114.1%        82.7%        74.0%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INTERNATIONAL STOCK PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   1.76     $   1.94     $   1.73     $   1.71     $   1.60
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                               .03          .03          .04          .04          .03
   Net gains (losses) on securities
     (both realized and unrealized)                   (.23)        (.02)         .31          .08          .15
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.20)         .01          .35          .12          .18
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income               (.06)        (.03)        (.05)        (.05)        (.05)
   Distributions from net realized gains              (.16)        (.16)        (.09)        (.05)        (.02)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.22)        (.19)        (.14)        (.10)        (.07)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.34     $   1.76     $   1.94     $   1.73     $   1.71
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (11.21)%        .81%       21.43%        6.61%       11.94%
Net assets, end of year (in thousands)            $278,545     $342,930     $363,849     $310,873     $287,170
Ratio of expenses to average daily
  net assets                                           .97%        1.07%         .90%         .94%         .97%
Ratio of net investment income to average daily
  net assets                                          1.60%        2.10%        2.03%        2.55%        2.29%
Portfolio turnover rate (excluding
  short-term securities)                              39.4%        46.8%        34.7%        22.4%        12.5%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

SMALL COMPANY GROWTH PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   2.05     $   2.44     $   1.68     $   1.65     $   1.54
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment loss                                (.01)        (.01)        (.01)          --           --
   Net gains (losses) on securities
     (both realized and unrealized)                   (.40)        (.22)         .77          .03          .11
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.41)        (.23)         .76          .03          .11
                                                  --------     --------     --------     --------     --------
Less distributions:
   Distributions from net realized gains              (.67)        (.16)          --           --           --
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.67)        (.16)          --           --           --
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $    .97     $   2.05     $   2.44     $   1.68     $   1.65
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (14.70)%     (11.28)%      45.63%        1.27%        7.75%
Net assets, end of year (in thousands)            $193,705     $240,978     $269,881     $195,347     $182,917
Ratio of expenses to average daily net assets          .97%         .92%         .80%         .79%         .82%
Ratio of net investment income to average daily
  net assets                                          (.55)%       (.47)%       (.45)%       (.28)%       (.05)%
Portfolio turnover rate (excluding
  short-term securities)                              97.8%       154.3%       105.1%        75.5%        63.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------
                                                   2001      2000(d)      1999       1998      1997(c)
                                                  ------     ------     -------     ------     ------
Net asset value, beginning of year                $ 1.08     $ 1.05     $  1.11     $ 1.07     $ 1.05
                                                  ------     ------     -------     ------     ------
Income from investment operations:
   Net investment income                             .06        .06         .05        .05        .06
   Net gains (losses) on securities
     (both realized and unrealized)                  .02        .03        (.06)       .06        .02
                                                  ------     ------     -------     ------     ------
      Total from investment operations               .08        .09        (.01)       .11        .08
                                                  ------     ------     -------     ------     ------
Less distributions:
   Dividends from net investment income             (.06)      (.06)       (.05)      (.06)      (.05)
   Distributions from net realized gains              --         --          --       (.01)      (.01)
                                                  ------     ------     -------     ------     ------
      Total distributions                           (.06)      (.06)       (.05)      (.07)      (.06)
                                                  ------     ------     -------     ------     ------
Net asset value, end of year                      $ 1.10     $ 1.08     $  1.05     $ 1.11     $ 1.07
                                                  ======     ======     =======     ======     ======

      Total return (a)                              7.55%      8.20%       (.48)%     9.61%      8.50%
Net assets, end of year (in thousands)            $7,696     $8,581     $10,161     $6,854     $4,208
Ratio of expenses to average daily net assets (b)    .40%       .40%        .40%       .34%       .20%
Ratio of net investment income to average daily
  net assets (b)                                    5.33%      5.60%       5.37%      5.74%      5.99%
Portfolio turnover rate (excluding
  short-term securities)                            24.9%      49.5%       21.1%      35.2%      36.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $60,379, $60,401, $53,336, $37,949 and $36,833 in expenses for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.20%, 1.10%, 1.08%, 1.07% and 1.14%, respectively, and the ratio of net investment income to average daily net assets would have been 4.53%, 4.90%, 4.69%, 5.01% and 5.05%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------
                                                   2001      2000(d)     1999       1998      1997(c)
                                                  ------     ------     ------     ------     ------
Net asset value, beginning of year                $ 1.18     $ 1.09     $ 1.25     $ 1.16     $ 1.09
                                                  ------     ------     ------     ------     ------
Income from investment operations:
   Net investment income                             .06        .07        .07        .05        .07
   Net gains (losses) on securities
     (both realized and unrealized)                  .04        .09       (.16)       .11        .07
                                                  ------     ------     ------     ------     ------
      Total from investment operations               .10        .16       (.09)       .16        .14
                                                  ------     ------     ------     ------     ------
Less distributions:
   Dividends from net investment income             (.06)      (.07)      (.07)      (.06)      (.06)
   Excess distributions of net investment income      --         --         --       (.01)      (.01)
                                                  ------     ------     ------     ------     ------
      Total distributions                           (.06)      (.07)      (.07)      (.07)      (.07)
                                                  ------     ------     ------     ------     ------
Net asset value, end of year                      $ 1.22     $ 1.18     $ 1.09     $ 1.25     $ 1.16
                                                  ======     ======     ======     ======     ======
Total return (a)                                    8.08%     15.63%     (7.81)%    14.37%     12.62%
Net assets, end of year (in thousands)            $8,694     $6,429     $6,261     $6,870     $3,900
Ratio of expenses to average daily net assets (b)    .40%       .40%       .40%       .40%       .40%
Ratio of net investment income to average daily
  net assets (b)                                    5.39%      5.92%      5.76%      5.57%      6.23%
Portfolio turnover rate (excluding
  short-term securities)                             6.4%       3.4%      19.8%      21.6%       3.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $59,498, $61,355, $56,178, $37,165 and $37,425 in expenses for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net would have been 1.16%, 1.41%, 1.26%, 1.12% and 1.50%, respectively, and the ratio of net investment income to average daily net assets would have been 4.63%, 4.91%, 4.90%, 4.85% and 5.13%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------
                                                   2001      2000(d)     1999        1998      1997(c)
                                                  ------     ------     -------     ------     ------
Net asset value, beginning of year                $ 1.35     $ 1.19     $  1.41     $ 1.29     $ 1.17
                                                  ------     ------     -------     ------     ------
Income from investment operations:
   Net investment income                             .07        .08         .08        .06        .07
   Net gains (losses) on securities
     (both realized and unrealized)                 (.01)       .17        (.24)       .12        .11
                                                  ------     ------     -------     ------     ------
      Total from investment operations               .06        .25        (.16)       .18        .18
                                                  ------     ------     -------     ------     ------
Less distributions:
   Dividends from net investment income             (.14)      (.08)       (.06)      (.06)      (.05)
   Distributions from net realized gains              --       (.01)         --         --       (.01)
                                                  ------     ------     -------     ------     ------
      Total distributions                           (.14)      (.09)       (.06)      (.06)      (.06)
                                                  ------     ------     -------     ------     ------
Net asset value, end of year                      $ 1.27     $ 1.35     $  1.19     $ 1.41     $ 1.29
                                                  ======     ======     =======     ======     ======
Total return (a)                                    4.96%     21.36%     (11.54)%    14.28%     17.87%
Net assets, end of year (in thousands)            $5,855     $5,537     $ 4,942     $5,648     $3,176
Ratio of expenses to average daily net assets (b)    .40%       .40%        .40%       .40%       .40%
Ratio of net investment income to average daily
  net assets (b)                                    5.49%      6.22%       5.82%      5.48%      6.18%
Portfolio turnover rate (excluding
  short-term securities)                            17.3%       8.3%       28.4%      28.2%      39.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Minnesota Life voluntarily absorbed $61,422, $62,524, $55,419, $39,052 and $38,967 in expenses for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.66%, 1.43%, 1.33% and 1.85%, respectively, and the ratio of net investment income to average daily net assets would have been 4.47%, 4.96%, 4.79%, 4.55% and 4.73%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

VALUE STOCK PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                    2001        2000(c)       1999         1998        1997(b)
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year                $   1.67     $   1.71     $   1.76     $   1.73     $   1.59
                                                  --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                               .02          .01          .02          .03          .01
   Net gains (losses) on securities
     (both realized and unrealized)                   (.19)        (.03)        (.02)          --          .32
                                                  --------     --------     --------     --------     --------
      Total from investment operations                (.17)        (.02)          --          .03          .33
                                                  --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income               (.02)        (.02)        (.05)          --         (.02)
   Distributions from net realized gains                --           --           --           --         (.17)
                                                  --------     --------     --------     --------     --------
      Total distributions                             (.02)        (.02)        (.05)          --         (.19)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year                      $   1.48     $   1.67     $   1.71     $   1.76     $   1.73
                                                  ========     ========     ========     ========     ========
Total return (a)                                    (10.45)%      (1.61)%        .27%        1.75%       21.19%
Net assets, end of year (in thousands)            $141,601     $166,134     $191,380     $214,046     $208,093
Ratio of expenses to average daily net assets          .84%         .83%         .80%         .79%         .80%
Ratio of net investment income to average daily
  net assets                                          1.10%         .84%        1.26%        1.54%        1.13%
Portfolio turnover rate (excluding
  short-term securities)                             132.7%       163.1%       131.2%        88.9%       115.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

SMALL COMPANY VALUE PORTFOLIO

                                                                                              PERIOD FROM
                                                                                               OCTOBER 1,
                                                            YEAR ENDED DECEMBER 31,            1997(a) TO
                                                   -----------------------------------------  DECEMBER 31,
                                                     2001       2000(e)     1999       1998       1997
                                                   -------     -------    -------     ------  ------------
Net asset value, beginning of period               $  1.16     $   .91    $   .95     $ 1.03     $ 1.01
                                                   -------     -------    -------     ------     ------
Income from investment operations:
   Net investment income                                --          --        .01        .01         --
   Net gains (losses) on securities
     (both realized and unrealized)                    .18         .25       (.04)      (.08)       .02
                                                   -------     -------    -------     ------     ------
      Total from investment operations                 .18         .25       (.03)      (.07)       .02
                                                   -------     -------    -------     ------     ------
Less distributions:
   Dividends from net investment income                 --          --       (.01)      (.01)        --
   Distributions from net realized gains              (.06)         --         --         --         --
   Tax return of capital                              (.01)         --         --         --         --
                                                   -------     -------    -------     ------     ------
      Total distributions                             (.07)         --       (.01)      (.01)        --
                                                   -------     -------    -------     ------     ------
Net asset value, end of period                     $  1.27     $  1.16    $   .91     $  .95     $ 1.03
                                                   =======     =======    =======     ======     ======
Total return (b)                                     15.59%      28.00%     (3.07)%    (6.75)%     2.30%
Net assets, end of period (in thousands)           $41,337     $22,564    $12,518     $8,646     $5,177
Ratio of expenses to average
  daily net assets (c)                                1.10%       1.05%       .90%       .90%       .90%(d)
Ratio of net investment income (loss) to average
  daily net assets (c)                                (.16)%       .29%      1.42%      1.52%      1.13%(d)
Portfolio turnover rate (excluding short-term
  securities)                                         22.6%      122.0%     101.5%      70.2%      13.0%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $39,093, $87,809, $67,886, $58,848 and $11,517 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.22%, 1.58%, 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.28%), (.24%), .76%, .59% and .25%, respectively.
(d)   Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

GLOBAL BOND PORTFOLIO

                                                                                        PERIOD FROM
                                                                                         OCTOBER 1,
                                                     YEAR ENDED DECEMBER 31,             1997(a) TO
                                           -------------------------------------------  DECEMBER 31,
                                             2001      2000(c)       1999        1998        1997
                                           -------     -------     -------     -------  ------------
Net asset value, beginning of period       $   .95     $   .94     $  1.05     $   .98     $  1.00
                                           -------     -------     -------     -------     -------
Income from investment operations:
   Net investment income (loss)                .04         .04         .05         .05        (.02)
   Net gains (losses) on securities
     (both realized and unrealized)           (.06)       (.03)       (.13)        .11         .02
                                           -------     -------     -------     -------     -------
      Total from investment operations        (.02)        .01        (.08)        .16          --
                                           -------     -------     -------     -------     -------
Less distributions:
   Dividends from net investment income       (.01)         --        (.03)       (.03)       (.01)
   Distributions from net realized gains        --          --          --        (.06)         --
   Excess distributions of net
     investment income                          --          --          --          --        (.01)
                                           -------     -------     -------     -------     -------
      Total distributions                     (.01)         --        (.03)       (.09)       (.02)
                                           -------     -------     -------     -------     -------
Net asset value, end of period             $   .92     $   .95     $   .94     $  1.05     $   .98
                                           =======     =======     =======     =======     =======
Total return (b)                             (1.51)%      1.42%      (7.81)%     16.18%        .10%
Net assets, end of period (in thousands)   $39,958     $37,177     $32,093     $31,152     $25,019
Ratio of expenses to average daily
  net assets                                  1.20%       1.33%        .94%       1.13%       1.60%(d)
Ratio of net investment income to
  average daily net assets                    4.50%       4.85%       5.90%       4.86%       3.66%(d)
Portfolio turnover rate (excluding
  short-term securities)                     251.7%      306.8%      287.4%      285.3%      120.5%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)   Adjusted to annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                                                             PERIOD FROM
                                                                                              OCTOBER 1,
                                                          YEAR ENDED DECEMBER 31,             1997(a) TO
                                                -------------------------------------------  DECEMBER 31,
                                                  2001      2000(e)       1999        1998        1997
                                                -------     -------     -------     -------  ------------
Net asset value, beginning of period            $  1.22     $  1.18     $  1.15     $  1.01     $ 1.00
                                                -------     -------     -------     -------     ------
Income from investment operations:
   Net investment income                            .01         .01          --         .01         --
   Net gains (losses) on securities
     (both realized and unrealized)                (.03)        .19         .15         .16        .01
                                                -------     -------     -------     -------     ------
      Total from investment operations             (.02)        .20         .15         .17        .01
                                                -------     -------     -------     -------     ------
Less distributions:
   Dividends from net investment income            (.01)       (.01)         --        (.01)        --
   Distributions from net realized gains           (.04)       (.15)       (.12)       (.02)        --
   Tax return of capital                           (.02)         --          --          --         --
                                                -------     -------     -------     -------     ------
      Total distributions                          (.07)       (.16)       (.12)       (.03)        --
                                                -------     -------     -------     -------     ------
Net asset value, end of period                  $  1.13     $  1.22     $  1.18     $  1.15     $ 1.01
                                                =======     =======     =======     =======     ======
Total return (b)                                  (1.07)%     16.05%      15.96%      16.68%       .06%
Net assets, end of period (in thousands)        $41,069     $35,768     $24,357     $10,511     $5,052
Ratio of expenses to average
  daily net assets (c)                              .55%        .55%        .55%        .55%       .55%(d)
Ratio of net investment income to average
  daily net assets (c)                              .82%       1.18%        .72%        .78%       .89%(d)
Portfolio turnover rate (excluding short-term
  securities)                                      29.8%       78.3%       76.6%       85.4%       4.9%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $45,365, $74,402, $70,044, $52,946 and $14,670 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .67%, .80%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .70%, .93%, .27%, (.03)% and (.26)%, respectively.
(d)   Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

MACRO-CAP VALUE PORTFOLIO

                                                                                             PERIOD FROM
                                                                                              OCTOBER 15,
                                                          YEAR ENDED DECEMBER 31,             1997(a) TO
                                                -------------------------------------------  DECEMBER 31,
                                                  2001      2000(e)       1999        1998        1997
                                                -------     -------     -------     -------  ------------
Net asset value, beginning of period            $  1.06     $  1.16     $  1.14     $   .97     $ 1.00
                                                -------     -------     -------     -------     ------
Income from investment operations:
   Net investment income                             --          --         .01         .01         --
   Net gains (losses) on securities
     (both realized and unrealized)                (.08)       (.08)        .07         .21       (.02)
                                                -------     -------     -------     -------     ------
      Total from investment operations             (.08)       (.08)        .08         .22       (.02)
                                                -------     -------     -------     -------     ------
Less distributions:
   Dividends from net investment income              --          --        (.01)         --       (.01)
   Distributions from net realized gains             --        (.02)       (.05)       (.05)        --
                                                -------     -------     -------     -------     ------
      Total distributions                            --        (.02)       (.06)       (.05)      (.01)
                                                -------     -------     -------     -------     ------
Net asset value, end of period                  $   .98     $  1.06     $  1.16     $  1.14     $  .97
                                                =======     =======     =======     =======     ======
Total return (b)                                  (7.74)%     (7.02)%      7.17%      22.33%     (2.13)%
Net assets, end of period (in thousands)        $26,879     $27,865     $22,570     $11,088     $4,923
Ratio of expenses to average
  daily net assets (c)                              .99%        .95%        .85%        .85%       .85%(d)
Ratio of net investment income to average
  daily net assets (c)                              .37%        .39%        .60%        .69%      2.04%(d)
Portfolio turnover rate (excluding short-term
  securities)                                      52.6%       44.5%      103.4%      164.0%      36.7%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less one year, total return presented has not been annualized.
(c)   Minnesota Life voluntarily absorbed $60,312, $84,884, $102,703, $114,468 and $22,940 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.20%, 1.27%, 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .16%, .07%, (.03)%, (.99)% and (.24)%, respectively.
(d)   Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MICRO-CAP GROWTH PORTFOLIO

                                                                                             PERIOD FROM
                                                                                              OCTOBER 1,
                                                          YEAR ENDED DECEMBER 31,             1997(a) TO
                                                ------------------------------------------   DECEMBER 31,
                                                  2001      2000(d)       1999        1998       1997
                                                -------     -------     -------     ------   -----------
Net asset value, beginning of period            $  1.75     $  2.51     $  1.01     $  .89     $  1.06
                                                -------     -------     -------     ------     -------
Income from investment operations:
   Net investment loss                             (.01)       (.01)         --         --          --
   Net gains (losses) on securities
     (both realized and unrealized)                (.19)       (.44)       1.50        .12        (.14)
                                                -------     -------     -------     ------     -------
      Total from investment operations             (.20)       (.45)       1.50        .12        (.14)
                                                -------     -------     -------     ------     -------
Less distributions:
   Distributions from net realized gains             --        (.31)         --         --        (.03)
                                                -------     -------     -------     ------     -------
      Total distributions                            --        (.31)         --         --        (.03)
                                                -------     -------     -------     ------     -------
Net asset value, end of period                  $  1.55     $  1.75     $  2.51     $ 1.01     $   .89
                                                =======     =======     =======     ======     =======
Total return (b)                                 (11.33)%    (21.05)%    148.77%     13.44%     (13.20)%
Net assets, end of period (in thousands)         45,029     $52,176     $42,554     $8,034     $ 4,591
Ratio of expenses to average
  daily net assets (c)                             1.35%       1.30%       1.25%      1.25%       1.25%(e)
Ratio of net investment income to average
  daily net assets (c)                            (1.00)%      (.46)%      (.47)%     (.40)%      (.24)%(e)
Portfolio turnover rate (excluding short-term
  securities)                                      71.2%      102.7%      108.5%      67.4%       28.9%

----------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $24,008, $26,838, $50,020, $46,960 and $11,102 in expenses for the years ended December 31, 2001, 2000, 1999, and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.40%, 1.35%, 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.05)%, (.50)%, (.79)%, (1.25)% and (1.02)%, respectively.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e)   Adjusted to an annual basis.

REAL ESTATE SECURITIES PORTFOLIO

                                                                                     PERIOD FROM
                                                                                        MAY 1,
                                                        YEAR ENDED DECEMBER 31,       1998(a) TO
                                                    -----------------------------    DECEMBER 31,
                                                      2001      2000(e)     1999        1998
                                                    -------     ------     ------    ------------
Net asset value, beginning of period                $   .90     $  .76     $  .83     $  1.02
                                                    -------     ------     ------     -------
Income from investment operations:
   Net investment income                                .03        .04        .04         .03
   Net gains (losses) on securities
     (both realized and unrealized)                     .06        .15       (.07)       (.19)
                                                    -------     ------     ------     -------
      Total from investment operations                  .09        .19       (.03)       (.16)
                                                    -------     ------     ------     -------
Less distributions:
   Dividends from net investment income                (.03)      (.04)      (.03)       (.03)
   Tax return of capital                                 --       (.01)      (.01)         --
                                                    -------     ------     ------     -------
      Total distributions                              (.03)      (.05)      (.04)       (.03)
                                                    -------     ------     ------     -------
Net asset value, end of period                      $   .96     $  .90     $  .76     $   .83
                                                    =======     ======     ======     =======
Total return (b)                                      10.03%     25.61%     (3.89)%    (14.90)%
Net assets, end of period (in thousands)            $15,638     $9,947     $5,826     $ 5,322
Ratio of expenses to average daily net assets (c)      1.00%       .97%       .90%        .90%(d)
Ratio of net investment income to average daily
  net assets (c)                                       4.43%      5.32%      4.58%       5.54%(d)
Portfolio turnover rate (excluding short-term
  securities)                                         160.4%     143.7%     106.3%       54.0%

----------
(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $71,008, $77,007, $63,511 and $31,736 in expenses for the years ended December 31, 2001, 2000, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.59%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.84%, 4.26%, 3.43% and 4.54%, respectively.
(d)   Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                               POSITION WITH FUND
NAME, ADDRESS(1)               AND LENGTH OF        PRINCIPAL OCCUPATION(S)
AND AGE                        TIME SERVED          DURING PAST 5 YEARS
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
William N. Westhoff            President and        President, Treasurer and
Age: 54                        Director since       Director, Advantus Capital
                               July 23, 1998        Management, Inc.; Senior
                                                    Vice President and
                                                    Treasurer,
                                                    Minnesota Life Insurance
                                                    Company; President, MCM
                                                    Funding 1997-1, Inc. and MCM
                                                    Funding 1998-1, Inc.
                                                    (entities holding legal
                                                    title to mortgages
                                                    beneficially owned by
                                                    certain clients of Advantus
                                                    Capital); Senior Vice
                                                    President, Global
                                                    Investments, American
                                                    Express Financial
                                                    Corporation, Minneapolis,
                                                    Minnesota, from August 1994
                                                    to October 1997

Frederick P. Feuerherm         Vice President,      Vice President, Assistant
Age: 55                        Director and         Secretary and Director,
                               Treasurer since      Advantus Capital Management,
                               July 13, 1994        Inc.; Vice President,
                                                    Minnesota Life Insurance
                                                    Company; Vice President and
                                                    Director, MIMLIC Funding,
                                                    Inc. (entity holding legal
                                                    title to bonds beneficially
                                                    owned by certain clients of
                                                    Advantus Capital); Vice
                                                    President and Assistant
                                                    Secretary, MCM Funding
                                                    1997-1, Inc. and MCM Funding
                                                    1998-1, Inc. (entities
                                                    holding legal title to
                                                    mortgages beneficially owned
                                                    by certain clients of
                                                    Advantus Capital)

                               POSITION WITH FUND
NAME, ADDRESS(1)               AND LENGTH OF        PRINCIPAL OCCUPATION(S)
AND AGE                        TIME SERVED          DURING PAST 5 YEARS
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
Ralph D. Ebbott                Director since       Retired, Vice President and
Age: 74                        October 22, 1985     Treasurer of Minnesota
                                                    Mining and Manufacturing
                                                    Company (industrial and
                                                    consumer products) through
                                                    June 1989

Charles E. Arner               Director since       Retired, Vice Chairman of
Age: 79                        April 30, 1986       The First National Bank of
                                                    Saint Paul from November
                                                    1983 through June 1984;
                                                    Chairman and Chief Executive
                                                    Officer of The First
                                                    National Bank of Saint Paul
                                                    from October 1980 through
                                                    November 1983

Ellen S. Berscheid             Director since       Regents' Professor of
Age: 65                        October 22, 1985     Psychology at the University
                                                    of Minnesota

--------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
Michael J. Radmer              Secretary since      Partner with the law firm of
Dorsey & Whitney LLP           April 16, 1998       Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS AN AFFILIATE OF MINNESOTA LIFE.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.


        SECURIAN [LOGO]

      FINANCIAL SERVICES

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

3010-2002-429

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $220 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.

MINNESOTA LIFE
A MINNESOTA MUTUAL COMPANY

400 Robert Street North                              PRESORTED STANDARD
St. Paul, MN 55101-2098                              U.S. POSTAGE PAID
www.minnesotalife.com                                ST. PAUL MN
                                                     PERMIT NO. 3547
(C)2001 Minnesota Life Insurance Company.
All rights reserved.

F. 38897  Rev. 1-2002